As filed with the Securities and Exchange Commission on April 29, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

(“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

Integrated Large Cap Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

Semi-Annual Report

February 28, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	5
Equity Income Fund	8
Focus Fund	11
Genesis Fund	13
Global Real Estate Fund	15
Greater China Equity Fund	18
Guardian Fund	21
Integrated Large Cap Fund	23
International Equity Fund	25
International Select Fund	28
International Small Cap Fund	31
Intrinsic Value Fund	34
Large Cap Value Fund	37
Mid Cap Growth Fund	39
Mid Cap Intrinsic Value Fund	41
Multi-Cap Opportunities Fund	43
Real Estate Fund	45
Small Cap Growth Fund	47
Sustainable Equity Fund	49
FUND EXPENSE INFORMATION	58
LEGEND	62
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	63
Positions by Country	64
Emerging Markets Equity Fund	65
Positions by Industry	68

Equity Income Fund	71
Positions by Country	74
Focus Fund	77
Positions by Country	79
Genesis Fund	82
Global Real Estate Fund	85
Positions by Sector	86
Greater China Equity Fund	87
Guardian Fund	89
Integrated Large Cap Fund	94
International Equity Fund	96
Positions by Industry	98
International Select Fund	100
Positions by Industry	101
International Small Cap Fund	103
Positions by Industry	105
Intrinsic Value Fund	107
Large Cap Value Fund	110
Mid Cap Growth Fund	113
Mid Cap Intrinsic Value Fund	116
Multi-Cap Opportunities Fund	118
Real Estate Fund	120
Small Cap Growth Fund	122
Sustainable Equity Fund	125
Positions by Country	126
FINANCIAL STATEMENTS	129
FINANCIAL HIGHLIGHTS (ALL CLASSES)
Dividend Growth Fund	187
Emerging Markets Equity Fund	189
Equity Income Fund	191
Focus Fund	193
Genesis Fund	197
Global Real Estate Fund	199
Greater China Equity Fund	201

Guardian Fund	201
Integrated Large Cap Fund	205
International Equity Fund	207
International Select Fund	211
International Small Cap Fund	213
Intrinsic Value Fund	215
Large Cap Value Fund	217
Mid Cap Growth Fund	221
Mid Cap Intrinsic Value Fund	225
Multi-Cap Opportunities Fund	229
Real Estate Fund	231
Small Cap Growth Fund	233
Sustainable Equity Fund	237
Directory	248
Proxy Voting Policies and Procedures	249
Quarterly Portfolio Schedule	249
Board Consideration of the Management Agreements	250

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2021 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

U.S. election results and vaccine approvals and distribution news accelerated global equity markets' performance during the six-month period ended February 28, 2021 (the reporting period). Returns ranged from the nearly 10% return of the S&P 500® Index to over 40% for the Russell 2000® Index for the reporting period, with emerging and developed international markets landing in between.

President Biden's victory signaled an intention to return the U.S. to more normal and predictable global trade policy, an increased likelihood of fiscal stimulus for pandemic-impacted businesses and consumers, and a more rapid and equitable mass vaccination effort, hopefully providing a quicker pathway to reopening and a return to full employment.

Beyond immediate initiatives, new policies aimed at infrastructure improvements, a commitment to domestic sourcing for government procurement, and others, if fully adopted, could bolster U.S. manufacturing, and thus, employment, tax revenues and consumer spending.

As of this writing—one year since the WHO declared COVID-19 a global pandemic, and with a death toll of 530,000 and counting in the U.S.—Congress approved a stimulus package that will bring total relief spending in the U.S. to $5.3 trillion. Similar stimulus measures have been undertaken in many nations and central banks, including the U.S. Federal Reserve Board, have loosened monetary policy and supported credit markets. Stimulus remains important to a U.S. economy that, even after significant gains, has 9.5 million fewer jobs than one year ago, and that in 2020 saw more bankruptcies than in any year since 2012, but which also added to the record $3.1 trillion deficit set in 2020.

As we look ahead, resolution of key questions will drive the shape of the recovery, which as after 2008, could take any shape from a "K" to a "V" as indications both of participation and robustness. We saw consumer savings increase and debt service decline during the pandemic, and personal income increased 10% this January alone. Should consumers continue to reign in discretionary spending, the recovery will be less dramatic. If on the other hand, they use improving employment and income numbers to fulfill pent-up demand for products and services, the economy could boom.

Risks remain, the most serious likely being the evolution of any COVID-19 virus variants that are resistant to current vaccines. If the world vaccinates quickly enough, however, there may not be time for this to happen. Inflation is another potential concern, with global central banks remaining stimulative, and savings rates rising. Equity valuations are another concern, high in many areas relative to both economic growth and earnings. But with interest rates as low as they've been for some time, investors continue to favor equities over bonds for both total return and income.

In this type of environment—where the economy is recovering, but significant unknowns remain at a macro level—we believe active managers have the ability to really excel. We've seen this already in many of the portfolios discussed within during the reporting period. We believe a focus on company fundamentals, cognizant of valuations, can uncover great opportunities, including opportunistic trading during volatility. Research can reveal unrecognized niches and trends and following time-tested disciplines can remove noise and distractions.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model and will continue to monitor the potential long-term implications on global economies. Neuberger Berman will remain flexible and look to adapt as necessary the firm's operations and processes to most effectively manage portfolios.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO

PRESIDENT AND CEO

NEUBERGER BERMAN EQUITY FUNDS

Dividend Growth Fund Commentary

Neuberger Berman Dividend Growth Fund Institutional Class generated a 18.01% total return over the six-month period ended February 28, 2021 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which posted a 9.74% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, the stock market sharply advanced as gains were propelled by COVID-19 vaccine breakthroughs from Pfizer-BioNTech, Moderna, AstraZeneca, and Johnson & Johnson. The powerful market rally saw renewed optimism as investors bid-up cyclical assets, supporting a rotation into value stocks. By late-February, the U.S. House of Representatives voted to pass a $1.9 trillion coronavirus relief bill, focused on unemployment benefits and money for state and local governments. On the macro front, the unemployment rate dropped to 6.2% at the end of February as investors were encouraged by the tighter labor market that showed signs of improvement from its April 2020 doldrums. Elsewhere, the U.S. Federal Reserve Chair, Jerome Powell, vowed to remain accommodative while downplaying inflationary pressures.

The Fund seeks to provide gross current income in-line with the Index, while seeking capital appreciation driven by dividend per share growth. This approach seeks to identify companies with strong business models generating cash to grow their businesses while also providing rising dividend distributions to shareholders. Overall, we focus on companies that we believe have strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.

From a portfolio construction standpoint, top equity sector weights included 23% Information Technology (IT), 16% Financials, and 14% Health Care at the end of the reporting period. Overall, the bulk of the Fund's total returns were generated from stocks across Financials, IT, and Consumer Discretionary—while exposure to Utilities, Consumer Staples, and Real Estate dampened results.

Within Materials, the Fund generated positive returns as shares of Freeport-McMoRan advanced by triple-digits, making it the Fund's top overall performer. Shares of the copper and gold producer rallied, posting extraordinary returns as investors bid-up metals from depressed levels. We remain attracted to this business as we believe it offers a unique business model and superior dividend re-initiation potential.

On the other side, while stock selection was strong across Materials, Wheaton Precious Metals was the Fund's worst performer as shares of the precious metals streaming company experienced profit-taking following a strong 2020 calendar year performance. While recent results have been underwhelming, we remain attracted to this business given its diversification and exposure across gold, platinum, palladium, and copper. Wheaton currently has streaming agreements across 23 operating mines and 8 development stage projects where it has agreed to purchase all or a portion of the production for an upfront payment and an additional payment upon delivery. In addition, this business typically has not incurred ongoing exploration costs faced by traditional mining companies and has a strong track record of generating among the highest cash operating margins across the mining industry.

In closing, despite the challenging macroeconomic backdrop, we remain constructive as widely distributed vaccines could support reopening initiatives, albeit at a measured pace. Moreover, we believe the stock market is a discounting mechanism, assigning a present value to expected future cash flows. Through this lens, we believe investors are anticipating a rebound in earnings and monetary/fiscal stimulus working in concert. From a valuation standpoint, we continue to favor cyclical and value-oriented dividend-paying stocks which we believe offer compelling opportunities while providing an attractive inflationary hedge relative to bonds into the new business cycle.

We thank you for investing in our Fund.

Sincerely,

WILLIAM D. HUNTER AND SHAWN TRUDEAU
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.5%
Consumer Discretionary	10.2
Consumer Staples	4.2
Energy	3.7
Financials	16.4
Health Care	14.3
Industrials	10.0
Information Technology	23.0
Materials	5.8
Real Estate	4.4
Utilities	4.1
Short-Term Investments	0.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/15/2015	18.01%	38.24%	15.20%	13.75%
Class A	12/15/2015	17.89%	37.77%	14.78%	13.35%
Class C	12/15/2015	17.46%	36.78%	13.92%	12.50%
Class R6	12/15/2015	18.17%	38.41%	15.27%	13.85%
With Sales Charge
Class A		11.11%	29.85%	13.42%	12.07%
Class C		16.46%	35.78%	13.92%	12.50%
Index
S&P 500® Index[1,15]		9.74%	31.29%	16.82%	15.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.17%, 1.62%, 2.28% and 1.18% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 20.62% for the six-month period ended February 28, 2021 (the reporting period), trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of 22.32% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

EM equities outperformed both the U.S. (S&P 500® Index) and developed international markets (MSCI EAFE Index) during the reporting period. Nearly every market within the Index rose, as positive COVID-19 vaccine news led to optimism that economies would reopen once vaccines were broadly available, especially the more practical single-dose vaccines.

By country, Korea, Taiwan and Chile advanced the most during the reporting period. Egypt and Poland, which posted slight declines, and Qatar were weakest. All sectors closed up, with cyclical areas performing best on expectations of reopening. Information Technology (IT), Materials and Communication Services led the Index, and Consumer Staples, Health Care and Real Estate lagged.

The EM rally, which began in mid-March 2020 and accelerated this reporting period, was driven by momentum names. This has been a relative headwind for our strategy, but we believe momentum can reverse quickly as seen during the latter part of February 2021, and that the market will transition back to a more typical fundamentals-based environment as local economies open up.

For the Fund, stock selection within Financials and Health Care and an overweight to IT versus the Index were the biggest contributors to relative performance. By country, stock selection within India was our biggest advantage, followed by Malaysia. Our out of benchmark Kazakhstan exposure was also beneficial to performance.

Taiwan Semiconductor (TSMC), Samsung, and Tencent were our top contributors. TSMC, the Taiwanese semiconductor manufacturing giant, rallied after recent wins for next-generation chips, progress on investments in more advanced technologies, and new factory locations. Samsung, the Korean consumer electronics and semiconductor/memory name rallied, as investors believed its memory chip business will benefit from anticipated growth trends. Tencent, the Chinese social app and gaming provider, outperformed on investor expectations of increased gaming revenues in 2021.

Stock selection within Consumer Discretionary and Industrials and an overweight to Consumer Staples versus the Index detracted from relative results. By country, detractors included Chinese and Taiwanese holdings, and our overweight to Poland.

Alibaba, China Mobile, and A-Living detracted the most during the reporting period. Alibaba, the Chinese e-commerce giant, sold off on fears of greater Chinese regulatory scrutiny aimed at a subset of dominant Chinese Internet firms. China Mobile, the telecom service provider, has been hurt by a variety of fundamental and U.S.-China political headline issues. We exited the China Mobile position during the reporting period. A-Living, the Chinese property management firm, one of the portfolio's top performers in early 2020, was subjected to profit-taking as investors rotated into newly offered Chinese property-related names. We reviewed our position and added to the name during the reporting period.

In terms of positioning for the future, China, which is close to 40% of the Index now, is our most significant underweight, and India is our top overweight. Consumer Discretionary is our largest sector underweight versus the Index, but we pared our underweight by moving principally into Internet & Direct Marketing Retail names within the sector. Elsewhere, individual buys and sells have resulted in Financials being our top overweight, overtaking Consumer Staples and IT, where trims have lessened their share of the portfolio.

We also continue to find individual names that have been profitable serving a variety of domestic end-markets. We prefer these to the momentum-driven/thematic areas that were in favor this reporting period (such as Chinese electronic vehicle names), many of which are barely—or are not—profitable.

We believe in this strategy and the strength of the Fund's current portfolio, and believe we are well positioned to deliver strong risk-adjusted returns over the longer term.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	20.62%	29.73%	14.47%	4.43%	9.19%
Class A	10/08/2008	20.44%	29.37%	14.19%	4.17%	8.92%
Class C	10/08/2008	20.00%	28.37%	13.32%	3.39%	8.10%
Class R3[10]	06/21/2010	20.20%	28.83%	13.71%	3.74%	8.56%
Class R6[21]	03/15/2013	20.66%	29.83%	14.58%	4.50%	9.25%
With Sales Charge
Class A		13.50%	21.93%	12.84%	3.56%	8.40%
Class C		19.00%	27.37%	13.32%	3.39%	8.10%
Index
MSCI Emerging Markets Index (Net)[1,15]		22.32%	36.05%	15.24%	4.41%	8.40%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.26%, 1.60%, 2.34%, 1.98% and 1.16% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 2.26% and 1.92% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived by NBIA. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 10.03% total return over the six-month period ended February 28, 2021 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which posted a 9.74% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, the stock market sharply advanced as gains were propelled by COVID-19 vaccine breakthroughs from Pfizer-BioNTech, Moderna, AstraZeneca, and Johnson & Johnson. The powerful rally saw renewed optimism as investors bid-up cyclical assets, supporting a rotation into value stocks. By late-February, the U.S. House of Representatives voted to pass a $1.9 trillion coronavirus relief bill, focused on unemployment benefits and money for state and local governments. On the macro front, the unemployment rate dropped to 6.2% at the end of February as investors were encouraged by the tighter labor market that showed signs of improvement from its April 2020 doldrums. Elsewhere, the U.S. Federal Reserve Chair, Jerome Powell, vowed to remain accommodative while downplaying inflationary pressures.

The Fund is an objective-based strategy, targeting a total return between stocks and bonds with lower volatility relative to the Index. Overall, the portfolio is diversified among dividend-paying stocks and convertible securities, selected through extensive analysis of cash flow prospects, that we believe have the ability to sustain and grow dividends.

From a portfolio construction standpoint, top equity sector holdings included approximately 15% Financials, 12% Real Estate, and 11% Information Technology (IT) at the end of the reporting period. The Fund also had a roughly 6% allocation to convertible bonds, which we believe provides a differentiated approach to an equity income portfolio. Additionally, within this space, the Fund can own securities issued under Rule 144A, where retail investors often have limited exposure. Overall, during this reporting period, the bulk of total returns were generated from our allocation across Financials, IT, and Materials—while exposure to Utilities, Real Estate, and Consumer Staples stocks dampened results.

In aggregate, our overweight to Financials versus the Index generated the bulk of returns. The Fund seeks to provide a footprint to insurance providers, megabanks and asset-sensitive regionals as our factor analysis suggests exposure can potentially counterbalance rate sensitivity. PNC Financial Services Group was among our winners during the reporting period, advancing by double-digits. In November, the Pittsburgh-based lender became the fifth-largest domestic bank following its $11.6 billion deal to purchase the U.S. operations of the Spanish Bank BBVA. This gives PNC a presence in the high-growth states including Arizona, Florida, and Texas. Based on our analysis, we believe cost savings will be accretive to earnings by mid-2021—setting the stage, potentially, for attractive growth prospects.

On the other end of the spectrum, stock selection within Real Estate was a headwind to relative returns versus the Index, as CyrusOne was among our biggest losers. Historically, strong performance within this sleeve has been supported by investments outside the scope of traditional brick-and-mortar property-types including logistics, cell towers, and data centers (to name a few). CyrusOne fits this profile as this eclectic name operates data centers focused on protecting IT infrastructure for approximately 1,000 customers. Despite recent setbacks, we remain bullish on long term demand across the U.S. and Europe as we continue to see an attractive runway for growth across hybrid and multi-cloud deployments.

The Fund's use of written options contributed positively to performance during the reporting period.

In closing, despite the challenging macroeconomic backdrop, we remain constructive as widely distributed vaccines could support reopening initiatives, albeit at a measured pace. Moreover, we believe the stock market is a discounting mechanism, assigning a present value to expected future cash flows. Through this lens, we believe investors are anticipating a rebound in earnings and monetary/fiscal stimulus working in concert. From a valuation standpoint, we continue to favor cyclical and value-oriented dividend-paying stocks which we believe offer compelling opportunities for income-oriented investors as an attractive inflationary hedge relative to bonds into the new business cycle.

We thank you for investing in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.3%
Consumer Discretionary	7.3
Consumer Staples	3.5
Energy	5.4
Financials	15.3
Health Care	9.4
Industrials	9.5
Information Technology	10.8
Materials	7.7
Real Estate	12.5
Utilities	8.9
Convertible Bonds	6.3
Short-Term Investments	0.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date*	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	10.03%	13.18%	9.90%	7.70%	7.57%
Class A13	06/09/2008	9.79%	12.80%	9.48%	7.29%	7.20%
Class C13	06/09/2008	9.47%	11.99%	8.68%	6.50%	6.52%
Class R3[13]	06/21/2010	9.72%	12.52%	9.19%	7.00%	7.05%
With Sales Charge
Class A13		3.52%	6.35%	8.19%	6.66%	6.76%
Class C13		8.47%	10.99%	8.68%	6.50%	6.52%
Index
S&P 500® Index[1,15]		9.74%	31.29%	16.82%	13.43%	9.67%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.70%, 1.06%, 1.81% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 11.28% total return for the six-month period ended February 28, 2021 (the reporting period), underperforming the 13.04% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global equity market generated a strong return over the reporting period. The Index declined over the first two months of the period, as an increase in COVID-19 infections, mixed economic data, and uncertainties over the 2020 U.S. Presidential Election negatively impacted investor sentiment. Equities then rallied over three of the last four months of the reporting period. Investor risk appetite was generally robust as continued monetary policy accommodation by global central banks, the resolution of the U.S. Presidential Election, and the rollout of several highly effective COVID-19 vaccines buoyed investor sentiment. These factors more than offset an increase in infections in some areas and sharply rising interest rates in February 2021.

Sector allocation drove the Fund's relative underperformance during the reporting period, whereas stock selection was effectively flat. In terms of sector allocation, an underweight to Financials versus the Index was the largest negative for relative performance. An overweight to Consumer Staples was also a headwind for returns. On the upside, underweights to the Health Care and Utilities sectors were the most additive to relative performance.

Looking at stock selection, holdings in the Consumer Staples, Industrials and Real Estate sectors added the most value. In terms of individual stocks, semiconductor company ASML, luxury goods conglomerate LVMH Moet Hennessy Louis Vuitton, and footwear and apparel company NIKE, Inc. were the most beneficial for total returns. In contrast, stock selection in the Materials sector was the only meaningful detractor from relative returns. Individual stocks that detracted from performance included e-commerce giant Amazon.com, Inc., financial services technology company Fidelity National Information Services, Inc. and Swiss food and drink processing corporation Nestle. We exited our position in Fidelity National Information Services during the reporting period.

Treasury yields across all maturities have risen sharply since the Georgia run-off elections in the first week of January that gave Democrats control of the White House and Congress. As such, the rotation from growth to value stocks since early January is understandable—especially given several years of underperformance by the latter. At the same time, most developed country central banks have signaled a strong commitment to maintain low interest rates. Additionally, interest rates, although higher, remain near historic lows. In our view, it is challenging to make macro judgments in 2021 given the sharp contraction experienced last year due to COVID-19. While we believe GDP is likely to accelerate meaningfully going forward (in light of the stimulus, COVID-19 cases falling, and the vaccine rollout accelerating), the growth trajectory of the resilient businesses we favor may become less apparent for a certain period of time. We will not hesitate to act should the right opportunity present itself. As a reminder, the Fund seeks long-term growth of capital, by investing in a concentrated portfolio of what we believe to be outstanding companies with a differentiated view around earnings power relative to market consensus, enhanced by our fundamental, research-driven approach with data-science and ESG1 insights. The Fund does not seek to add value from macro and political events.

Sincerely,

TIMOTHY CREEDON AND HARI RAMANAN
PORTFOLIO MANAGERS

1 Environmental, Social and Governance practices.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	11.2%
Consumer Discretionary	24.3
Consumer Staples	8.7
Financials	1.2
Health Care	1.1
Industrials	8.6
Information Technology	37.8
Materials	2.8
Real Estate	3.3
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	11.28%	33.07%	15.85%	11.97%	10.64%
Trust Class[3]	08/30/1993	11.18%	32.85%	15.66%	11.75%	10.61%
Advisor Class[4]	09/03/1996	11.07%	32.61%	15.45%	11.58%	10.54%
Institutional Class[5]	06/21/2010	11.38%	33.28%	16.05%	12.16%	10.67%
Class A19	06/21/2010	11.18%	32.82%	15.64%	11.75%	10.61%
Class C19	06/21/2010	10.76%	31.83%	14.75%	10.93%	10.47%
With Sales Charge
Class A19		4.80%	25.17%	14.27%	11.09%	10.51%
Class C19		9.76%	30.83%	14.75%	10.93%	10.47%
Index
MSCI All Country World Index (Net)[1,15]		13.04%	30.25%	14.24%	8.85%	N/A
S&P 500® Index[1,15]		9.74%	31.29%	16.82%	13.43%	10.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.92%, 1.11%, 1.27%, 0.76%, 1.13%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class generated a 24.12% total return for the six-month period ended February 28, 2021 (the reporting period), underperforming the 41.69% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market experienced periods of volatility during the reporting period, often tied to the impact from COVID-19. The market's weakness early in the period quickly reversed course with the November 2020 announcements of several highly effective vaccines. This, coupled with the resolution of the U.S. Presidential Election and continued accommodative monetary policy, fueled investor risk appetite. Investors, anticipating an economic recovery, flocked to more cyclical companies that could benefit the most from an economic revival. All told, the S&P 500® Index gained 9.74% during the reporting period, while the Index, composed of small cap stocks, returned 41.69%.

The Fund posted a strong absolute return during the reporting period, but underperformed the stunning ascent in the overall small-cap market. Over the reporting period, the most speculative (smallest market caps and lowest stock prices), lowest quality (least profitable and/or most levered), and most cyclical (highest risk versus the overall market) companies outperformed. In January 2021, individual investors, spurred by social media, bid up the prices of a number of extremely speculative small-cap companies, most notably GameStop. As a rule, the Fund does not invest in low quality companies that are not profitable, have above average leverage, and are possibly on the verge of extinction. Rather, the Fund focuses on what we believe to be high quality companies with above average profitability, durable business models, and generally strong balance sheets.

The Fund generated double-digit gains in eight of the 10 sectors in which it was invested in during the reporting period, but lagged the Index on a relative basis in all 10 sectors. Relative stock selection was the weakest in the Health Care, Information Technology (IT) and Consumer Discretionary sectors. Within Health Care, our names underperformed in several industries. Within IT, our Software and Semiconductors stocks were headwinds for performance. Within Consumer Discretionary, our Specialty Retail positions negatively impacted results. Meanwhile, sector allocation was a modest headwind for performance, largely driven by an underweight to Energy and our small cash position. On the upside, not owning real estate investment trusts (REITs) and Utilities were the most additive for results.

Positive news on the COVID-19 vaccine front has added visibility to returning to some form of economic normalization. The markets have moved rapidly in response, by bidding up the companies and industries that were previously the most negatively impacted by COVID-19. To varying degrees, this left behind companies that previously benefited from the repercussions from the pandemic. Most of the former fall into the cyclical/value camp, while the latter tend to be growth/non-cyclical companies. One question facing investors at this juncture is the potential for rising inflation. Some of this could prove transitory. However, a case can be made that a more durable shift towards inflation could be underway. As such, we are "stress testing" all of the Fund's holdings to project how they may handle such a transition should it materialize. It stands to reason that financially strong companies, many with dominant market shares and highly differentiated business models, should enjoy strong pricing power in an inflationary environment. That said, we are taking nothing for granted as we analyze this potentially significant shift and the potential impact on the Fund's holdings.

Sincerely,

JUDITH M. VALE, ROBERT W. D'ALELIO, BRETT S. REINER AND GREGORY G. SPIEGEL
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.6%
Consumer Discretionary	12.4
Consumer Staples	4.1
Financials	14.2
Health Care	13.6
Industrials	19.5
Information Technology	26.4
Materials	4.3
Real Estate	1.3
Short-Term Investments	0.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	24.12%	44.72%	18.09%	12.56%	12.74%
Trust Class[3]	08/26/1993	24.07%	44.59%	17.99%	12.46%	12.71%
Advisor Class[4]	04/02/1997	23.90%	44.22%	17.68%	12.16%	12.48%
Institutional Class[5]	07/01/1999	24.22%	44.95%	18.28%	12.75%	12.90%
Class R6[22]	03/15/2013	24.29%	45.07%	18.39%	12.78%	12.81%
Index
Russell 2000® Index[1,15]		41.69%	51.00%	17.92%	11.86%	10.27%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.01%, 1.09%, 1.35%, 0.84% and 0.75% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by NBIA. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund Institutional Class generated a 5.63% total return for the six-month period ended February 28, 2021 (the reporting period), underperforming the 12.88% total return of its benchmark, the FTSE EPRA/Nareit Developed Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global equity market generated a strong return over the reporting period. The market declined over the first two months of the period, as an increase in COVID-19 infections, mixed economic data, and uncertainties over the U.S. November 2020 elections negatively impacted investor sentiment. Equities then rallied over three of the last four months of the period. Investor risk appetite was generally robust as continued monetary policy accommodation by global central banks, the resolution of the U.S. Presidential Election, and the rollout of several highly effective COVID-19 vaccines buoyed investor sentiment. These factors more than offset an increase in infections in some areas and sharply rising interest rates in February 2021. All told, global equities, as measured by the MSCI All Country World Index (Net), returned 13.04% for the reporting period. Comparatively, global real estate investment trusts (REITs) and real estate companies measured by the Index also generated strong results.

The Fund underperformed the Index during the reporting period. Stock selection, overall, was the largest drag to the Fund's relative results, driven by its holdings in the Specialty REITs sector. Stock selection in the Diversified REITs sector was also a headwind for returns. Several individual holdings detracted from performance, including Equinix, Inc., American Tower Corp. and Digital Realty Trust, Inc. On the upside, holdings in the Real Estate Holding & Development and Retail REITs sectors were the most additive for relative returns. In terms of individual holdings, Simon Property Group, Inc., Regency Centers Corp. and Mitsui Fudosan Logistics Park, Inc. were the largest contributors to performance.

The Fund's positioning from a country perspective also contributed to relative results. In particular versus the Index, an underweight in Germany and an overweight to Australia were the most beneficial for returns. On the downside, underweights in Norway and France and an overweight in Singapore versus the Index were the largest detractors from relative performance.

The pandemic and the effects of a U.S. and global recession remain the primary risks to the market. Although it will take time, we believe increased visibility to a post-COVID-19 environment may lead to a sustainable market recovery. In the meantime, measures including additional monetary and fiscal stimulus should, in our opinion, help buoy the economy until potential self-sustaining economic growth opportunities return. Overall, we remain cautious on the fundamental outlook for challenged sectors, and are looking for opportunities to make investments in what we believe are the highest quality companies, trading at sizable discounts, in anticipation of an end to the pandemic and fuller recovery in 2021.

Overseas, in the UK and Europe, our preferred strategy is to concentrate on owning companies investing in sectors with robust fundamentals, with business models that can handle both near term disruption and potential longer-term structural changes that could emerge. The Asia markets saw a relatively calm reaction to the resurgence of COVID-19 daily cases during the fourth quarter. Investors appear to be willing to look beyond the near term news to focus on the normalization scenario anticipated after vaccinations become available and widely adopted. We retain our bias for what we believe are high-quality companies in defensive sectors that are more resilient to a macro downturn and are at attractive valuations.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/30/2014	5.63%	3.75%	7.92%	5.49%
Class A	12/30/2014	5.45%	3.37%	7.51%	5.09%
Class C	12/30/2014	5.08%	2.63%	6.72%	4.32%
With Sales Charge
Class A		–0.63%	–2.59%	6.24%	4.09%
Class C		4.08%	1.63%	6.72%	4.32%
Index
FTSE EPRA/Nareit Developed Index (Net)[1,15]		12.88%	1.12%	5.16%	3.17%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 8.81%, 9.28% and 9.88% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary

Neuberger Berman Greater China Equity Fund Institutional Class generated a 21.25% total return for the six-month period ended February 28, 2021 (the reporting period), outperforming its benchmark, the MSCI China Index (Net) (the Index), which generated a 14.93% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past six months, the China equity markets remained volatile, as indicated by both the MSCI China Index, which is a proxy for offshore listed Chinese equities, as well as the domestic China A-shares market. Chinese equities retreated in September as Chinese regulators curbed expectations on the ChiNext Board, geopolitical tensions with the U.S. and India increased and investors de-risked ahead of the China National Holidays. After the Golden Week holidays, China equity markets rallied strongly from positive sentiment as statistics indicated a consumption-led recovery and the State Council announced plans to develop Shenzhen as the "core engine" of reform in the Greater Bay Area. Despite the Fifth Plenum of the 19th Party Congress revealing proposals for the 14th Five-Year Plan in late October, investors remained cautious at month-end because of uncertainties over the upcoming U.S. elections, third quarter earnings results for Chinese companies and Ant Group's blockbuster initial public offering impacting liquidity.

In November, in spite of President Trump signing an executive order prohibiting U.S. investors from holding shares of companies with suspected Chinese military ties, Chinese equities rallied on the back of positive vaccine developments, positive macroeconomic data and the signing of the Regional Comprehensive Economic Partnership agreement by 15 Asia-Pacific countries. In December, both MSCI and FTSE announced the removal of blacklisted companies in the U.S. executive order from their respective benchmark indices. Both the domestic A-shares market and offshore market ended the year strongly after the People's Bank of China unexpectedly injected the most cash within a day via medium-term lending facility operations and China's Central Economic Work Conference provided positive policy plans in 2021.

Going into 2021, the China equity markets started on a strong rally due to increasing investment by Chinese households as evidenced from onshore mutual funds raising money at record pace, elevated turnover volume of the A-shares market and record levels of inflows into the Hong Kong market from China. Investor sentiment was further buoyed because of the bullish outlook of Chinese equities, anticipation of global recovery from the launch of COVID-19 vaccines and additional U.S. stimulus by the incoming Biden administration. Markets continued to rally in early February, primarily due to macroeconomic data indicating China's V-shape recovery to be on track, MSCI's plans to include STAR Board stocks in its May review and several successful IPOs and placement deals, including that of Kuaishou Technology, an operator of a popular short-video service. After the Chinese New Year holidays, both onshore and offshore markets corrected sharply and the sell-off further extended into month-end after the benchmark 10-Year U.S. Treasury yield surged to its highest level in over a year.

For the reporting period, the Fund's main contributors to return (relative to the Index) included Financials (stock selection in Banks and Insurance), Industrials (stock selection, primarily in Capital Goods) and Materials (a significant overweight versus the Index). Detractors from relative performance included Communication Services (a significant underweight versus the Index), Real Estate (an overweight) and Consumer Staples (a significant overweight).

At the end of the reporting period, the Fund's largest sector overweight relative to the Index was Materials, and the largest sector underweight was Communication Services. The Fund also held overweight positions in Industrials and Consumer Staples, and underweight positions in Information Technology and Financials. The Fund's top 10 positions comprised more than 54% of net portfolio assets at the end of February. The Fund continues to focus on identifying and owning companies that we think have sustainable top and bottom line growth.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	6.3%
Consumer Discretionary	37.0
Consumer Staples	8.5
Financials	11.7
Health Care	7.5
Industrials	11.3
Information Technology	1.4
Materials	11.8
Real Estate	4.4
Short-Term Investments	0.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	21.3%
Hong Kong	61.4
United States	17.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	21.25%	40.29%	21.86%	15.79%
Class A	07/17/2013	20.95%	39.82%	21.40%	15.44%
Class C	07/17/2013	20.50%	38.88%	20.51%	14.52%
With Sales Charge
Class A		13.95%	31.80%	19.97%	14.55%
Class C		19.50%	37.88%	20.51%	14.52%
Index
MSCI China Index (Net)[1,15]		14.93%	43.14%	20.28%	12.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.81%, 2.29% and 2.95% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class posted an 8.42% total return for the six-month period ended February 28, 2021 (the reporting period), underperforming the 9.74% total return of its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market generated a strong return over the reporting period. The market declined over the first two months of the reporting period, as an increase in COVID-19 infections, mixed economic data, and uncertainties over the November 2020 U.S. Presidential Election negatively impacted investor sentiment. Equities then rallied over three of the last four months of the reporting period. Investor risk appetite was generally robust, as the resolution of the U.S. Presidential Election, continued monetary policy accommodation by the U.S. Federal Reserve Board and the rollout of several highly effective COVID-19 vaccines buoyed investor sentiment. These factors more than offset an increase in infections in some areas and sharply rising interest rates in February 2021. All told, the Index gained 9.74% during the reporting period.

Stock selection, overall, drove the Fund's relative underperformance during the reporting period. In particular, holdings in the Industrials, Health Care and Materials sectors were the largest detractors from relative returns. On the upside, holdings in the Consumer Discretionary, Communication Services and Consumer Staples sectors were the most beneficial for returns. Sector allocation, overall, was effectively flat during the reporting period. This was primarily driven by underweights to Consumer Staples and Real Estate versus the Index, which added to relative returns and offset the negative impact of the Fund's underweights to Energy and Financials.

The Fund's use of purchased and written options contributed positively to performance during the reporting period.

We believe we are in the nascent stages of an economic recovery. After a period of elevated risks, the outlook for economic growth appears brighter. This is being driven by an upswing in the business cycle, less volatility from the executive branch, and a vaccine distribution program underway—all supported by large amounts of fiscal and monetary policy support. We now face early cycle dynamics not seen for a decade—above trend GDP and corporate earnings growth, declining unemployment and ultra-low interest rates. While the current S&P 500 forward price to earnings valuation multiple1 of over 20 times earnings may appear expensive at face value, it is much less extreme when measured against the 10-year U.S. Treasury bond yield, negative real rates, and solid earnings growth. In our view, corporate managers' willingness to drive innovation, enhance productivity, allocate capital to the best risk-adjusted return and compete on a global scale could provide investors with suitable long-term return potential for the risks they bear.

Nevertheless, we are very mindful of the complex world in which we live and invest. The myriad of ongoing geopolitical issues around the world remain top of mind. The current environment necessitates a flexible approach in the complex, global world in which we operate. We remain dedicated to thinking deeply and creatively as we seek to deliver attractive risk-adjusted returns. We remain flexible in our decision making and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

1  Forward earnings estimates are based on consensus estimates, not Neuberger Berman's own projections, and the forecasts may or may not be realized. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.3%
Consumer Discretionary	14.9
Consumer Staples	5.1
Energy	0.1
Financials	10.8
Health Care	11.1
Industrials	8.9
Information Technology	32.7
Materials	2.9
Utilities	2.3
Short-Term Investments	0.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS11

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	8.42%	38.14%	19.70%	13.23%	11.47%
Trust Class[3]	08/03/1993	8.32%	37.89%	19.48%	13.03%	11.41%
Advisor Class[4]	09/03/1996	8.19%	37.53%	19.19%	12.67%	11.26%
Institutional Class[5]	05/27/2009	8.47%	38.38%	19.90%	13.42%	11.50%
Class A19	05/27/2009	8.27%	37.79%	19.44%	13.00%	11.43%
Class C19	05/27/2009	7.91%	36.85%	18.56%	12.16%	11.29%
Class R3[16]	05/27/2009	8.14%	37.44%	19.12%	12.69%	11.38%
Class R6[22]	03/29/2019	8.50%	38.34%	19.79%	13.27%	11.47%
With Sales Charge
Class A19		2.06%	29.86%	18.04%	12.34%	11.34%
Class C19		6.91%	35.85%	18.56%	12.16%	11.29%
Index
S&P 500® Index[1,15]		9.74%	31.29%	16.82%	13.43%	11.34%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.87%, 1.05%, 1.33%, 0.70%, 1.08%, 1.82%, 1.37% and 0.66% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively(before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Class R3 and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived by NBIA. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Integrated Large Cap Fund Commentary

Neuberger Berman Integrated Large Cap Fund Institutional Class generated a 7.49% total return for the six-month period ended February 28, 2021 (the reporting period), trailing its benchmark, the Russell 1000® Index (the Index), which returned 11.78% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equity markets, as measured by the Index, ended the 2020 calendar year with strong positive performance after a year of heightened volatility. The COVID-19 pandemic prompted a severe market sell-off and economic turmoil to start the year followed by a strong rally in technology stocks as people across the globe adjusted to extended lockdown orders and remote working arrangements. Towards the end of the year, calls for further stimulus and vaccine optimism drove a rebound in cyclical and distressed industries, despite a surge in cases and the discovery of new virus strains. Economic data varied throughout calendar year 2020, as global economic growth fluctuated in the first half of the year with manufacturing Purchasing Managers Index (PMIs) sharply declining and then accelerating off the lows, while the second half of the year saw overall growth with much less variation. U.S. unemployment spiked in March and decreased steadily until plateauing in November and December. The 10-year U.S. Treasury yield remained below 1% after the first calendar quarter of 2020 before surging in early 2021 as government bonds rapidly sold off. The start of the new year saw Democrats win the Senate and President Biden officially take office announcing aggressive plans to accelerate pandemic response and boost fiscal stimulus. Meanwhile, market disruption from retail traders and rising inflation fears sparked increased market volatility and a continued rotation from long duration, high multiple stocks into cheaper cyclicals and financials.

For the reporting period, the vast majority of the Fund's underperformance versus the Index was driven by style exposure, with low volatility, trade activity and quality being the biggest detractors. The early stages of the recovery saw more speculative growth stocks outperform followed by a massive rally in distressed value names in the fourth quarter of 2020 as vaccine headlines hit the news cycle. This was a challenging environment for the Fund as our process uses a combination of quantitative and fundamental views that seeks to build a portfolio of high quality secular winners in each sector available at a reasonable price; unfortunately, these themes were not rewarded during the reporting period. Consumer Discretionary, Financials and Health Care were the largest sources of underperformance with our underexposure to Banks, Retailing and a particular electric vehicle manufacturer having an outsized impact on performance. The Fund posted gains from selection within the Industrials sector and asset-heavy Telecommunication stocks during the reporting period.

In terms of portfolio positioning, the team took an active response to vaccine developments by increasing exposure to Banks and more cyclically geared Industrials in order to incrementally position the Fund for a reflationary market environment (where both growth and inflation are accelerating). As the market continues to develop in 2021, we are confident that profitable companies with more resilient business models will be rewarded should markets return to some level of normalcy.

Sincerely,

SIMON GRIFFITHS AND JACOB GAMERMAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Integrated Large Cap Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.4%
Consumer Discretionary	12.0
Consumer Staples	5.6
Energy	2.8
Financials	11.3
Health Care	13.2
Industrials	8.8
Information Technology	27.5
Materials	2.6
Real Estate	3.4
Utilities	2.1
Short-Term Investments	0.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9, 24*

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	7.49%	27.97%	12.43%	7.87%
Class A	06/30/2011	7.17%	27.59%	12.02%	7.49%
Class C	06/30/2011	6.83%	26.55%	11.14%	6.68%
With Sales Charge
Class A		0.95%	20.34%	10.71%	6.83%
Class C		5.83%	25.55%	11.14%	6.68%
Index
Russell 1000® Index[1,15]		11.78%	34.28%	17.37%	14.14%

*Prior to September 3, 2019, the Fund had a different investment strategy, portfolio management team, benchmark and fees and expenses. Please also see Endnote 24.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 8.67%, 9.15% and 9.79% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.41%, 0.77% and 1.52% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a total return of 10.30% for the six-month period ended February 28, 2021 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 14.33% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Positive momentum in international equities has continued since the U.S. Presidential Election concluded, with investors reacting favorably to a return to global cooperation instead of confrontation on trade. Approvals of COVID-19 vaccines added fuel to this risk-on rally, as investors anticipated a move toward economic reopening. In Europe, a Brexit deal and an EU fiscal support package were additional positives. Developed international markets (as measured by the Index) outperformed the U.S. (as measured by the S&P 500® Index) for the reporting period, but lagged the sharp rally in emerging markets.

Within the Index by country, Austria, the Netherlands and Spain performed the best. New Zealand declined and Switzerland and Finland underperformed. By sector, economically sensitive areas including Energy, Consumer Discretionary and Materials outperformed. Defensive sectors such as Consumer Staples and Health Care declined slightly and Utilities lagged as the market sought growth momentum.

Investors' emphasis on momentum was at odds with our long-term "quality at a reasonable price" discipline this reporting period. However, stock selection within Health Care and Consumer Staples, and a zero weighting to Utilities benefited relative performance. By country, our overweight versus the Index to the Netherlands, stock selection in Switzerland, and an opportunistic investment in India added the most to excess returns.

Key contributors included ASML Holdings and AIA Group. ASML, a Netherlands-based semiconductor equipment manufacturer, reported strong new sales for extreme ultraviolet lithography tools (an advanced technology used in chipmaking), and fulfilled previous orders delayed by COVID-19. AIA Group, a Hong Kong based insurance company began to see improving momentum, in particular in short-term savings products.

Our Communication Services, Consumer Discretionary, and Financials sector holdings detracted from relative returns. By country, German, Japanese and UK-based holdings lagged. Individual detractors included Roche and Reckitt Benckiser. Roche, the Swiss global pharmaceuticals leader, reported soft results in its oncology franchise. Reckitt Benckiser, a UK-based household products firm, continued to see strong demand in its health and hygiene divisions, but its stock was relatively weak as momentum investors overlooked defensive growth names.

Looking ahead, while the Index lagged the S&P 500 Index in calendar year 2020, it outperformed in the fourth quarter and through this reporting period's close. We believe that could be a harbinger for the future, given concerns over valuations of large cap U.S. growth stocks, the potential for further dollar weakness, and fund flows into international equities. These factors, plus the potential for faster earnings growth in EAFE markets, may help close the gap between developed international and U.S. valuations in 2021.

In the immediate term, however, we think the sentiment driving momentum in international markets is less fundamentals-focused than an expression of demand for growth at any price, and a relief rally in cyclical segments of the market given vaccine and U.S. election news. Our discipline identifies what we believe to be high quality names, but also prevents our overpaying for them. As such, where we believe it is prudent to do so, we will continue to look to use any ongoing volatility to recycle realized gains from top performers into names we want to own.

We have high conviction in our current portfolio companies. They have shown great resilience in a challenging period. As we emerge from the pandemic, we anticipate a more typical global economic backdrop and market, so we are increasingly focused on ensuring we own the right businesses at the right price. These are the stocks that we believe will reward investors in the months and quarters ahead.

Sincerely,

BENJAMIN SEGAL, ELIAS COHEN AND THOMAS HOGAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	10.18%	23.66%	10.07%	6.03%	5.79%
Trust Class[12]	01/28/2013	10.19%	23.67%	10.04%	5.99%	5.76%
Institutional Class	06/17/2005	10.30%	23.97%	10.28%	6.20%	5.90%
Class A12	01/28/2013	10.14%	23.52%	9.87%	5.88%	5.70%
Class C12	01/28/2013	9.66%	22.58%	9.04%	5.23%	5.28%
Class R6[21]	09/03/2013	10.27%	24.01%	10.37%	6.26%	5.94%
With Sales Charge
Class A12		3.78%	16.45%	8.58%	5.26%	5.30%
Class C12		8.66%	21.58%	9.04%	5.23%	5.28%
Index
MSCI EAFE® Index (Net)[1,15]		14.33%	22.46%	9.73%	5.04%	5.29%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.19%, 1.24%, 0.98%, 1.35%, 2.10% and 0.88% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary

Neuberger Berman International Select Fund Trust Class generated a total return of 10.09% for the six-month period ended February 28, 2021 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 14.33% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Positive momentum in international equities has continued since the U.S. Presidential Election concluded, with investors reacting favorably to a return to global cooperation instead of confrontation on trade. Approvals of COVID-19 vaccines added fuel to this risk-on rally, as investors anticipated a move toward economic reopening. In Europe, a Brexit deal and an EU fiscal support package were additional positives. Developed international markets (as measured by the Index) outperformed the U.S. (as measured by the S&P 500® Index) during the reporting period, but lagged the sharp rally in emerging markets.

Within the Index by country, Austria, the Netherlands and Spain performed best. New Zealand declined and Switzerland and Finland underperformed. By sector, economically sensitive areas including Energy, Consumer Discretionary and Materials outperformed. Defensive sectors such as Consumer Staples and Health Care declined slightly and Utilities lagged as the market sought growth momentum.

Investors' emphasis on momentum was at odds with our long-term "quality at a reasonable price" discipline this reporting period. However, stock selection within Health Care and Consumer Staples, and a zero weighting to Utilities benefited relative performance. By country, our overweight to the Netherlands versus the Index, stock selection in Switzerland, and an opportunistic investment in India added the most to relative returns.

Key contributors included ASML Holdings and AIA Group. ASML, a Netherlands-based semiconductor equipment manufacturer, reported strong new sales for extreme-ultraviolet lithography tools and fulfilled previous orders delayed by COVID-19. AIA Group, a Hong Kong based insurance company, began to see improving momentum, in particular in short-term savings products.

Our Consumer Discretionary, Communication Services and Materials sector holdings detracted from relative returns. By country, German, Japanese and UK-based holdings lagged.

Individual detractors included Roche and Reckitt Benckiser. Roche, the Swiss global pharmaceuticals leader, reported soft results in its oncology franchise. Reckitt Benckiser, a UK based household products firm, continued to see strong demand in its health and hygiene divisions, but its stock was relatively weak as momentum investors overlooked defensive growth names.

Looking ahead, while the Index lagged the S&P 500 Index in calendar year 2020, it outperformed in the fourth quarter and through this reporting period's close. We believe that could be a harbinger for the future, given concerns over valuations of large cap U.S. growth stocks, the potential for further dollar weakness, and fund flows into international equities. These factors, plus the potential for faster earnings growth in EAFE markets, may help close the gap between developed international and U.S. valuations in 2021.

In the immediate term, however, we believe the sentiment driving momentum in international markets is less fundamentals-focused than an expression of demand for growth at any price, and a relief rally in cyclical segments of the market given vaccine and U.S. election news. Our discipline identifies what we believe to be high quality names, but also prevents our overpaying for them. As such, we will use any ongoing volatility to recycle profits from top performers into names we want to own, just as we did so successfully in calendar year 2020.

We have high conviction in our current portfolio companies. They have shown great resilience in a challenging period. As we emerge from the pandemic, we anticipate a more typical global economic backdrop and market, so we are increasingly focused on ensuring we own the right businesses at the right price. These are the stocks that we believe will reward investors in the months and quarters ahead.

Sincerely,

BENJAMIN SEGAL, ELIAS COHEN AND THOMAS HOGAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	10.09%	24.60%	10.34%	5.49%	4.54%
Institutional Class[6]	10/06/2006	10.31%	25.07%	10.73%	5.86%	4.90%
Class A14	12/20/2007	10.11%	24.65%	10.32%	5.48%	4.54%
Class C14	12/20/2007	9.63%	23.59%	9.48%	4.69%	3.83%
Class R3[14]	05/27/2009	9.89%	24.25%	10.03%	5.20%	4.31%
Class R6[23]	04/17/2017	10.32%	25.17%	10.72%	5.67%	4.66%
With Sales Charge
Class A14		3.79%	17.52%	9.03%	4.86%	4.12%
Class C14		8.63%	22.59%	9.48%	4.69%	3.83%
Index
MSCI EAFE® Index (Net)[1,15]		14.33%	22.46%	9.73%	5.04%	3.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.41%, 0.94%, 1.31%, 2.06%, 1.57% and 0.84% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary

Neuberger Berman International Small Cap Fund Institutional Class reported a total return of 14.49% for the six-month period ended February 28, 2021 (the reporting period), trailing the 19.04% total return of the MSCI EAFE® Small Cap Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equities advanced this reporting period, accelerating on President Biden's victory in the U.S. election—a positive for trade, economic stimulus, and global cooperation—and hopes that vaccine approvals and distribution programs will bring the world closer to reopening. A Brexit deal and an EU fiscal support package were additional positives. International small cap stocks (as measured by the Index) outperformed the larger-cap MSCI EAFE® Index, after a long period of large-cap growth dominance. Emerging markets outperformed international developed markets, which in turn outperformed the U.S., as measured by the S&P 500® Index.

Given anticipation of renewed growth, the Index was led by cyclical sectors: Materials, Consumer Discretionary and Industrials. Defensive sectors in the Index including Health Care, Consumer Staples and Utilities, while positive, underperformed. All countries posted positive results, with the Netherlands, Ireland and Austria advancing most, and Portugal, Singapore and Belgium lagging.

The cyclical rally heavily favored Value market segments, which was a relative performance headwind to the Fund's core approach, but stock selection in areas including Communication Services, Real Estate and Health Care, and holdings based in Germany, Australia and France benefited relative performance.

Key contributors included Colliers International and Genus. Colliers, a Canada-based global real estate firm, reported better-than-expected results, aided by its strategy of increasing recurring revenue streams. Genus, the British animal healthcare consultancy, raised their medium-term earnings outlook due to greater end-market demand, notably in China, and global rollout of new products.

The Fund lagged the Index within Industrials, Financials and Information Technology, and by country, within Sweden and Switzerland and on an opportunistic allocation to Canada.

Detractors included Sweco and Carel Industries. Sweco, a Swedish engineering and consulting company, announced a write down in its German project portfolio, and then reported quarterly sales that missed expectations on weaker demand driven by the pandemic's economic effects. We anticipate activity to pick up in the next quarters. Carel Industries, an Italian manufacturer of control solutions for HVAC and humidification systems, corrected after a strong price rebound in the spring/summer of 2020.

Looking forward, we anticipate that mass vaccination should gradually allow a normalization of business activity, governments will likely enact supportive fiscal policies, and central banks will likely maintain low interest rates, assuming inflation remains subdued. In this context, we anticipate profit margins and returns on capital to gradually recover to pre-pandemic levels. We believe the shape of the recovery will hinge on consumer behavior. Government support resulted in increased savings, which, if spent, could create incremental demand for goods and services.

We are also mindful of risks to this scenario, including any severe or vaccine-resistant virus mutations; uncertainty about post-pandemic consumer behavior with a possible preference for greater savings; and, finally, reduced capability for further fiscal stimulus measures given many developed market governments have reached high debt-to-GDP ratios and budget deficits.

We believe the Fund remains well balanced, with potential downside mitigation from positioning in companies owning specific niches—which typically are less correlated to macroeconomic changes—and upside potential from industrial and technology automation names, which should benefit if manufacturers increase capital investment to meet incremental demand.

Given our portfolio companies' successful navigation of the tricky first half of 2020 and these characteristics, we believe the Fund is well positioned to deliver strong risk-adjusted returns in the years ahead.

Sincerely,

DAVID BUNAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	14.49%	36.21%	14.11%
Class A	12/08/2016	14.22%	35.73%	13.69%
Class C	12/08/2016	13.80%	34.67%	12.85%
Class R6	12/08/2016	14.53%	36.34%	14.22%
With Sales Charge
Class A		7.67%	27.92%	12.11%
Class C		12.80%	33.67%	12.85%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		19.04%	31.18%	11.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 5.81%, 6.40%, 6.94% and 5.72% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.06%, 1.43%, 2.18% and 0.97% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 48.52% total return for the six-month period ended February 28, 2021 (the reporting period), outperforming its benchmark, the Russell 2000® Value Index (the Index) which returned 46.42% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

COVID-19 upended and redefined in nearly every way how we work, play, and connect with our peers, family, and friends. Financial markets, which are reflections of investor expectations and psychology gyrated wildly. From fear and anxiety to hope and inspiration, from disappointment and self-doubt to pride and exuberance, no state of heart or mind was left unexplored and unfelt. And, if COVID-19 wasn't enough, the U.S. Presidential Election revealed deep and seemingly irreconcilable differences in people's perception of our nation and the appropriate role of our government.

Work-from-home and stay-in-place orders highlighted the ability of technology companies to provide "virtual solutions" for the pandemic-driven lockdowns. Traditional businesses, where many value investors find their opportunities, were hurt badly. Ultra-low interest rates made growth all the more valuable, while the recession took a heavy toll on earnings for value stocks. Value took the lead in January and February but after four years of growth outperforming value, the gap between styles is now so vast only a significant correction in growth can return the styles back to performance parity.

Relative to other value strategies, the Fund's portfolio was well-positioned and performed satisfactorily. Throughout the reporting period, one, three and five years, the Fund's total returns are all solidly in double-digit territory and are outperforming the Index. With more than half of the Fund's portfolio invested in Health Care and Information Technology stocks, the portfolio has significantly more exposure to what we see as major themes of the "future" than investments in businesses experiencing secular disruption or economic downturns.

Throughout the reporting period our strategy has remained straightforward: harvest our winners and redeploy capital into portfolio positions that remain undervalued, in our opinion, as well as new ideas. While simple on the surface the hard decision was timing and tempo. We made investments in several of the sectors most affected by the pandemic—banks, energy, travel, and casino gaming equipment.

Have we moved aggressively enough? It's too early to tell but comparing the current portfolio to a static one that made no changes from the end of the COVID-19 related downturn at the end of March 2020 shows that we added to the Fund's return. In spite of the repositioning, the current discount to intrinsic value1 is underwhelming at 24%. Accelerating the transition to deeper value and more economically sensitive investments would help resolve the valuation issue but also, in our view, increases the risk should the recovery falter.

In thinking about the merits of a faster transition from growth to value, much depends on the outlook for the economy, inflation and implicitly interest rates, let alone any setbacks with the virus or the COVID-19 vaccine rollout. Additionally, there are technology-driven opportunities and macro trends that simply are not present in many of the underperforming value stocks. There is always a certain portion of the portfolio invested in inexpensive, out-of-favor mundane businesses. Since inception, our best long-term performers have been out of-favor companies where we can capture a low cost "growth" option.

Looking forward, we will invest with prudence, consistent with our thoughtful contrarian approach but also mindful of the accelerating changes around every aspect of our lives. Not a simple task but one which we humbly believe the team is capable of. We thank you for your investment in the Fund and look forward to reporting our future results.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.4%
Consumer Discretionary	4.6
Consumer Staples	2.2
Energy	1.5
Financials	5.9
Health Care	12.6
Industrials	17.8
Information Technology	38.3
Materials	5.9
Utilities	2.2
Convertible Bonds	1.4
Short-Term Investments	4.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date*	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	48.52%	59.83%	17.78%	11.44%	12.03%
Class A18	05/10/2010	48.21%	59.24%	17.34%	11.04%	11.84%
Class C18	05/10/2010	47.67%	58.04%	16.47%	10.22%	11.47%
Class R6[18,21]	01/18/2019	48.53%	60.03%	17.84%	11.47%	12.04%
With Sales Charge
Class A18		39.66%	50.11%	15.96%	10.38%	11.56%
Class C18		46.67%	57.04%	16.47%	10.22%	11.47%
Index
Russell 2000® Value Index[1,15]		46.42%	41.06%	14.22%	9.65%	9.00%
Russell 2000® Index[1,15]		41.69%	51.00%	17.92%	11.86%	8.94%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund's Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.05%, 1.43%, 2.16% and 0.98% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37%, 2.12% and 0.91% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class generated a 36.57% total return for the six-month period ended February 28, 2021 (the reporting period), outperforming the 19.15% total return of its benchmark, the Russell 1000® Value Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market generated a strong return over the reporting period. The market declined over the first two months of the reporting period, as an increase in COVID-19 infections, mixed economic data, and uncertainties over the November 2020 elections negatively impacted investor sentiment. Equities then rallied over three of the last four months of the reporting period. Investor risk appetite was generally robust, as the resolution of the presidential election, continued monetary policy accommodation by the U.S. Federal Reserve Board (Fed) and the rollout of several highly effective COVID-19 vaccines buoyed investor sentiment. These factors more than offset an increase in infections in some areas and sharply rising interest rates in February 2021. All told, the S&P 500® Index gained 9.74% during the reporting period. Meanwhile, large-cap value stocks, as measured by the Index, returned 19.15% over the reporting period. In contrast, large-cap growth stocks, as measured by the Russell 1000® Growth Index, returned a modest 5.34% over the reporting period.

The Fund outperformed the Index during the reporting period, driven by both stock selection and sector allocation. In terms of stock selection, holdings in the Industrials, Financials and Consumer Discretionary sectors added the most value. Looking at individual stocks, multinational conglomerate General Electric Co., financial services organization JPMorgan Chase & Co. and materials company Freeport-McMoRan, Inc. were the most beneficial for returns. From a sector allocation perspective, an underweight to Health Care and an overweight to Financials versus the Index were the largest contributors to relative results.

On the downside, holdings in the Health Care and Utilities sectors were the only meaningful detractors from relative returns. Looking at individual stocks, oilfield services company Schlumberger, and materials companies Agnico Eagle Mines Ltd. and Newmont Corp. were the largest detractors from results. We eliminated our position in Schlumberger during the reporting period. In terms of sector allocation, there were no meaningful headwinds for returns.

We entered 2021 with a portfolio positioned for an economic acceleration in a post-pandemic world. We believe this is the beginning of value stocks outperforming growth stocks. In our view, interest rates will continue to move higher and inflation will increase as the economic expansion takes hold, with the latter perhaps rising somewhat more than is currently anticipated by the Fed in the coming years. Against this backdrop, we believe this favors sectors such as Financials, Industrials, Materials and Energy, and the Fund is positioned as such. Furthermore, these sectors all represent larger portions of the value stock universe versus the growth universe. Given this—and our anticipation for higher interest rates—we have a favorable view of value stocks relative to growth stocks going forward.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	1.1%
Consumer Discretionary	6.6
Consumer Staples	4.0
Energy	8.5
Financials	26.8
Health Care	2.9
Industrials	17.8
Information Technology	2.8
Materials	13.0
Real Estate	0.7
Utilities	2.9
Short-Term Investments	12.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	36.57%	46.61%	19.31%	11.06%	12.82%
Trust Class[3]	08/30/1993	36.47%	46.39%	19.12%	10.86%	12.72%
Advisor Class[4]	08/16/1996	36.31%	46.12%	18.92%	10.69%	12.59%
Institutional Class[5]	06/07/2006	36.68%	46.88%	19.52%	11.24%	12.88%
Class A19	06/21/2010	36.42%	46.29%	19.06%	10.81%	12.76%
Class C19	06/21/2010	35.88%	45.23%	18.19%	9.99%	12.57%
Class R3[16]	06/21/2010	36.22%	45.91%	18.73%	10.51%	12.69%
Class R6[22]	01/18/2019	36.72%	47.01%	19.44%	11.12%	12.83%
With Sales Charge
Class A19		28.60%	37.88%	17.65%	10.16%	12.61%
Class C19		34.88%	44.23%	18.19%	9.99%	12.57%
Index
Russell 1000® Value Index[1,15]		19.15%	22.22%	12.02%	10.40%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.85%, 1.04%, 1.19%, 0.68%, 1.06%, 1.81%, 1.34% and 0.59% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The total annual operating expense ratio for each of Class R3 and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived by NBIA. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class returned 26.58% for the six- month period ended February 28, 2021 (the reporting period), outperforming its benchmark, the Russell Midcap® Growth Index (the Index), which returned 18.96% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing six months were largely characterized by strong positive momentum for equities as the market pivoted to forward-looking optimism following strongly compelling vaccine efficacy results. While science garnered the headlines, the reality is that our extraordinary journey from fearful market dislocation to bull recovery was driven by innovation and adaptability from all manner of businesses and buttressed by impressive monetary and fiscal stimulus. Despite the robust absolute returns, the reporting period was not without its challenges as an increasingly jittery market began to confront the potential implications associated with a supercharged economic recovery and the risk that the positive momentum behind equities, secular themes and the growth stocks underpinning them could cool. The resulting late-period bout of volatility, spurred by the specter of rising interest rates and amplified by the narrow breadth and concentrated leadership within the small- and mid-cap investable universes, broadly targeted leading growth segments and higher expectation stocks.

Our focus on resilient trends targeting newly relevant opportunities and evolving needs and, in populating those investment themes, as well as a renewed qualitative emphasis on management leadership, balance sheet strength and the financial self-reliance necessary to navigate the uncertain and disruptive nature of this pandemic, was validated as strong stock selection within Information Technology, Consumer Discretionary, Financials and Industrials drove the Fund's relative outperformance for the reporting period. At the industry-level, the accelerated pace of digital transformation initiatives represented a significant tailwind for the Software industry, while COVID-19 precautions and concerns triggered a precipitous decline in elective medical procedures, which resulted in our Health Care Equipment & Supplies allocation being the leading detractor to performance. Drilling down to our holdings, Pinterest, which operates a pinboard-style photo-sharing website allowing users to create and manage theme-based image collections around events, interests, and hobbies, was the leading contributor as the company continued to gain market share in e-commerce and siphon digital advertising dollars away from both Facebook and Twitter, while Splunk, which develops and markets software that collects, aggregates and monetizes "machine" data generated by websites, applications and mobile devices, fell significantly short of expectations, leading us to exit our position during the reporting period due to the resulting lack of visibility and confidence in management.

Looking ahead, we believe it's likely that rotational volatility will persist as the market continues to embrace reopening plays and a return to elements of our previous normalcy, while also reconciling the implications associated with potentially rising inflation and interest rates. While those indicators have the power to shift near-term sentiment, we anticipate any uptick to be reasonable and commensurate with the current state of our economic recovery. Despite the emergence of value-style investing tailwinds, we remain cautiously optimistic that, with the abundance of "reopening" growth catalysts across our entire investable universe, the vast untapped potential of secular growth trends, such as digital transformation initiatives, a still-largely dovish U.S. Federal Reserve Board and another round of fiscal stimulus, 2021 will remain a favorable environment for equities, including growth-style investing. Regardless of how the balance of the year ultimately unfolds, our focus will remain on identifying business models with long-term sustainability, highlighted by intriguing and underappreciated catalysts, expanding addressable markets, compelling top- and bottom-line fundamentals and balance sheet strength.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	6.3%
Consumer Discretionary	13.3
Consumer Staples	2.7
Financials	4.0
Health Care	18.4
Industrials	13.4
Information Technology	39.3
Materials	0.9
Short-Term Investments	1.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	26.58%	55.79%	22.11%	14.47%	12.58%
Trust Class[3]	08/30/1993	26.58%	55.66%	22.04%	14.40%	12.50%
Advisor Class[4]	09/03/1996	26.39%	55.29%	21.73%	14.08%	12.28%
Institutional Class[5]	04/19/2007	26.76%	56.14%	22.36%	14.70%	12.67%
Class A19	05/27/2009	26.51%	55.51%	21.89%	14.28%	12.54%
Class C19	05/27/2009	26.06%	54.41%	20.98%	13.42%	12.30%
Class R3[16]	05/27/2009	26.34%	55.07%	21.57%	13.99%	12.46%
Class R6[22]	03/15/2013	26.73%	56.19%	22.46%	14.72%	12.64%
With Sales Charge
Class A19		19.23%	46.57%	20.45%	13.60%	12.38%
Class C19		25.06%	53.41%	20.98%	13.42%	12.30%
Index
Russell Midcap® Growth Index[1,15]		18.96%	46.25%	20.49%	14.52%	N/A
Russell Midcap® Index[1,15]		23.80%	36.11%	15.87%	12.34%	13.35%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.88%, 0.95%, 1.20%, 0.70%, 1.07%, 1.81%, 1.32% and 0.60% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 38.24% total return for six-month period ended February 28, 2021 (the reporting period), outperforming the Russell Midcap® Value Index (the Index), which gained 26.53% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While much of calendar year 2020 was challenging for the Fund, it generated a strong return for the reporting period on both a relative and absolute basis. The Fund posted its best-ever monthly total return of 19.47% in November 2020, outperforming the Index, which returned 14.04%. We believe that the economic outlook for the remainder of 2021, assuming vaccines continue to be successful in controlling COVID-19, should be favorable for our style of value investing, as evidenced by our performance during the reporting period.

The Fund benefited from positive news after two vaccines to fight COVID-19 were approved by the FDA which could lead to a significant economic recovery starting in the second half of 2021. As a result, the Fund's cyclical and travel-related stocks did particularly well. Performance was also benefited from two announced takeovers—HD Supply Holdings agreed to be acquired by Home Depot and Alexion Pharmaceuticals agreed to merge with AstraZeneca in a cash and stock deal that was valued at a 45% premium to where Alexion was selling prior to the merger announcement. We believe merger and acquisition activity will accelerate during the remainder of 2021 and anticipate some of our cash generating franchise companies to be attractive acquisition candidates.

As we look ahead to the remainder of 2021, we believe that economic growth is poised to accelerate fueled by aggressive monetary policy, another round of fiscal stimulus, and a successful roll out of COVID-19 vaccines. U.S. Federal Reserve Board Chair Powell pledged to remain accommodative well into the recovery, which has resulted in negative real interest rates, Congress has approved additional stimulus and the vaccines could substantially end the pandemic sometime in the middle of the year. Many economists estimate GDP growth increasing to above 5% during the back half of year as the consumer is in a relatively strong position coming out of the pandemic. Remarkably, disposable income increased during the recession in the first two quarters of 2020, and savings rates are at levels not seen in about 70 years. We believe consumer spending is poised to grow given this liquidity and the pent-up demand created by the pandemic. Also, inventory levels remain at depressed levels, which should normalize in the post-pandemic period.

We anticipate strong economic growth to lead to higher corporate earnings in 2021. S&P 500® Index earnings are anticipated to be higher than pre-pandemic levels. In our opinion, earnings growth in cyclical companies should accelerate and perhaps exceed expectations with strong GDP growth. While the outlook for earnings growth is positive, we believe market valuations are on the high side and are discounting a large part of this growth, especially if faster economic growth leads to higher interest rates and inflation. Accelerated growth and a pick-up in inflation has historically favored value stocks. Given this economic outlook and the wide valuation gap between value and growth factors, we believe that during the remainder 2021, value has the potential to outperform growth and that we are entering a period that should also favor stock pickers and our style of investing which focuses on idiosyncratic change.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.7%
Consumer Discretionary	13.2
Consumer Staples	8.1
Energy	6.9
Financials	9.9
Health Care	8.0
Industrials	13.9
Information Technology	21.0
Materials	2.7
Real Estate	2.2
Utilities	8.2
Short-Term Investments	3.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	38.24%	26.84%	8.77%	7.77%	8.62%
Trust Class[3]	06/10/1999	38.18%	26.71%	8.63%	7.61%	8.52%
Institutional Class[5]	03/08/2010	38.43%	27.24%	9.08%	8.05%	8.77%
Class A19	06/21/2010	38.14%	26.75%	8.67%	7.65%	8.57%
Class C19	06/21/2010	37.69%	25.81%	7.86%	6.85%	8.17%
Class R3[16]	06/21/2010	38.01%	26.42%	8.40%	7.38%	8.44%
Class R6[22]	03/29/2019	38.47%	27.35%	8.93%	7.85%	8.66%
With Sales Charge
Class A19		30.18%	19.43%	7.39%	7.02%	8.27%
Class C19		36.69%	24.81%	7.86%	6.85%	8.17%
Index
Russell Midcap® Value Index[1,15]		26.53%	27.72%	12.45%	10.65%	9.41%
Russell Midcap® Index[1,15]		23.80%	36.11%	15.87%	12.34%	9.82%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.38%, 1.54%, 1.19%, 1.55%, 2.31%, 1.80% and 1.02% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 14.43% total return for the six-month period ended February 28, 2021 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which generated a 9.74% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the reporting period, Index returns were strongest in the Energy, Financials, and Materials sectors, while the Consumer Discretionary, Consumer Staples, and Utilities sectors underperformed. The U.S. economy continued its recovery, as demonstrated by robust GDP growth and an improving labor market. Continued economic growth, improving company fundamentals, the ongoing distribution of COVID-19 vaccines, and the potential for additional fiscal stimulus have all supported gains in equity markets. We believe consumer demand and improving sentiment are setting the stage for a recovery of corporate earnings. We believe our portfolio and investment approach is poised to create value as investors focus on company fundamentals.

Within the Fund, superior stock selection was a key driver of outperformance. Stock selection was notably strong within the Communication Services, Consumer Staples, and Health Care sectors. Zero exposure to the Energy sector detracted from relative performance. Overall, portfolio positioning benefitted relative performance primarily due to overweight positions to Financials, Industrials, and Materials versus the Index. The Fund finished the reporting period with an overweight relative to the Index in the Financials, Industrials, and Materials sectors. The Fund completed the reporting period with underweight positions to Health Care and Information Technology versus the Index; and had zero exposure to the Energy and Real Estate sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the Fund. We continue to find investment opportunities across each investment category that we believe have attractive risk/return profiles.

We continue to apply disciplined fundamental research to identify companies which we believe have high quality business models with attractive free cash flow characteristics trading at compelling valuations. We believe our investment strategy has the ability to create long-term value for clients and effectively navigate the dynamic market environment. The depth of our Storehouse of Knowledge remains robust. We continue to identify what we believe are attractive investment opportunities as equity market conditions evolve. We believe the opening of the U.S. economy will progress as we advance through 2021, supporting U.S. corporate earnings growth. We believe the portfolio is well positioned to benefit from the continued normalization of global economic activity and increasing investor focus on company fundamentals.

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	13.6%
Consumer Discretionary	14.8
Consumer Staples	7.2
Financials	18.6
Health Care	8.2
Industrials	11.8
Information Technology	18.1
Materials	6.9
Utilities	0.4
Short-Term Investments	0.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date*	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	14.43%	25.88%	16.08%	13.08%	9.77%
Class A17	12/21/2009	14.18%	25.36%	15.66%	12.67%	9.46%
Class C17	12/21/2009	13.76%	24.42%	14.81%	11.84%	8.83%
With Sales Charge
Class A17		7.62%	18.13%	14.30%	12.01%	9.01%
Class C17		12.84%	23.42%	14.81%	11.84%	8.83%
Index
S&P 500® Index[1,15]		9.74%	31.29%	16.82%	13.43%	9.67%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.76%, 1.14% and 1.88% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a 5.99% total return for the six-month period ended February 28, 2021 (the reporting period), underperforming the 8.05% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market generated a strong return over the reporting period. The market declined over the first two months of the reporting period, as an increase in COVID-19 infections, mixed economic data, and uncertainties over the November 2020 elections negatively impacted investor sentiment. Equities then rallied over three of the last four months of the reporting period. Investor risk appetite was generally robust, as the resolution of the presidential election, continued monetary policy accommodation by the U.S. Federal Reserve Board and the rollout of several highly effective COVID-19 vaccines buoyed investor sentiment. These factors more than offset an increase in infections in some areas and sharply rising interest rates in February 2021. All told, the S&P 500® Index gained 9.74% during the reporting period. Comparatively, real estate investment trusts (REITs), as measured by the Index, also posted solid, albeit less robust, results, during the reporting period.

The Fund generated a positive total return, but underperformed the Index during the reporting period. Sector positioning, overall, was the largest detractor from performance. In particular, the Fund's underweights to Lodging/Resorts and Specialty versus the Index were negative for relative returns. Conversely, the Fund's overweights to Regional Malls and Self Storage were the most beneficial for performance.

Stock selection, overall, contributed to performance. Contributing the most to results were our holdings in the Regional Malls, Free Standing and Apartment sectors. In terms of individual holdings, Simon Property Group, Inc., Kimco Realty Corp., Equity Residential, Macerich Company (sold during the reporting period) and Welltower, Inc. were the most additive for returns. On the downside, holdings within the Data Centers, Health Care and Lodging/Resorts sectors were the largest detractors from relative performance. Several individual holdings were also negative for results, including Equinix, Inc., American Tower Corp., SBA Communications Corp., CyrusOne, Inc. and Digital Realty Trust, Inc.

We believe the COVID-19 pandemic and the lasting effects of a U.S. and global recession remain the primary risks to the market. Although it will take time for public health measures to be broadly accepted, distributed, and administered, we believe increased visibility to a post-COVID-19 environment may lead to a sustainable market recovery. In the meantime, we believe measures including additional monetary and fiscal stimulus should help buoy the economy until potential self-sustaining economic growth opportunities return. Overall, we remain cautious on the fundamental outlook for challenged sectors, like Regional Malls, Lodging/Resorts, and Office. We are looking for opportunities to make incremental investments in what we believe are the highest quality companies, trading at sizable discounts, in anticipation of an end to the pandemic and fuller recovery next year. These companies are generally well prepared to navigate uncertainty, while also looking for opportunities to make acquisitions of distressed assets. Also, these challenged sectors could benefit from the necessary consolidation of weaker companies with outsized general and administrative expenses. The most distressed companies in these sectors will likely warrant highly dilutive recapitalizations, leaving us more cautious on these names.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	11.4%
Data Centers	10.0
Diversified	1.5
Free Standing	4.4
Health Care	9.2
Industrial	9.4
Infrastructure	17.3
Lodging/Resorts	1.2
Manufactured Homes	4.0
Office	6.3
Regional Malls	6.4
Self Storage	6.6
Shopping Centers	4.0
Single Family Homes	3.3
Timber	3.2
Short-Term Investments	1.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7, 20

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	5.99%	5.36%	9.00%	8.27%	10.59%
Institutional Class[6]	06/04/2008	6.07%	5.57%	9.21%	8.47%	10.73%
Class A14	06/21/2010	5.89%	5.16%	8.81%	8.08%	10.48%
Class C14	06/21/2010	5.53%	4.40%	8.00%	7.27%	10.01%
Class R3[14]	06/21/2010	5.76%	4.87%	8.54%	7.81%	10.32%
Class R6[23]	03/15/2013	6.12%	5.67%	9.30%	8.50%	10.72%
With Sales Charge
Class A14		–0.20%	–0.87%	7.52%	7.43%	10.13%
Class C14		4.53%	3.40%	8.00%	7.27%	10.01%
Index
FTSE Nareit All Equity REITs Index[1,15]		8.05%	3.44%	8.12%	8.63%	9.54%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.41%, 1.04%, 1.41%, 2.17%, 1.67% and 0.95% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated a 34.87% total return for the six-month period ended February 28, 2021 (the reporting period), trailing its benchmark, the Russell 2000® Growth Index (the Index), which returned 37.33%. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing six months were largely characterized by strong positive momentum for equities as the market pivoted to forward-looking optimism following strongly compelling vaccine efficacy results. While science garnered the headlines, the reality is that our extraordinary journey from fearful market dislocation to bull recovery was driven by innovation and adaptability from all manner of businesses and buttressed by impressive monetary and fiscal stimulus. Despite the robust absolute returns, the reporting period was not without its challenges as an increasingly jittery market began to confront the potential implications associated with a supercharged economic recovery and the risk that the positive momentum behind equities, secular themes and the growth stocks underpinning them could cool. The resulting late-period bout of volatility, spurred by the specter of rising interest rates, broadly targeted leading growth segments and higher expectation stocks.

The aforementioned volatility was also fueled by the narrow breadth and increasingly concentrated leadership of the small cap growth investable universe and likely further amplified by both the surge in speculative trading strategies and the enormous popularity of thematic active ETF investing. As a result, our relative underperformance for the reporting period was in large part due to our allocation decisions and what we ultimately didn't own in the portfolio. During the reporting period, positive stock selection within Information Technology, Financials and Consumer Staples could not overcome weakness across Industrials, Health Care and Consumer Discretionary. At the industry-level, soaring chip demand, driven by work-from-home and cloud-based applications, and constrained supply resulted in Semiconductors being the leading contributor to relative returns, while our underweight to alternative energy plays resulted in the Electrical Equipment segment being the leading detractor to performance. Drilling down to our holdings, Calix, which offers broadband communications access systems and software that enables communications service providers to transform their networks and monetize customer data, delivered strong results for the most recent reporting period and materially raised their guidance, while Global Blood Therapeutics, a clinical-stage biopharmaceutical company focused on developing and commercializing novel therapeutics to treat grievous blood-based disorders, fell well short of revenue expectations for the most recent reporting period. Given the lack of visibility and hit to management credibility, we elected to exit our position in Global Blood Therapeutics.

Looking ahead, we believe that it's likely that rotational volatility will persist as the market continues to embrace reopening plays and a return to elements of our previous normalcy, while also reconciling the implications associated with potentially rising inflation and interest rates. While those indicators definitely have the power to shift near-term sentiment, we anticipate any uptick to be reasonable and commensurate with the current state of our economic recovery. Despite the emergence of value-style investing tailwinds, we remain cautiously optimistic that, with the abundance of "reopening" growth catalysts across our entire investable universe, the vast untapped potential of secular growth trends, such as digital transformation initiatives, a still-largely dovish U.S. Federal Reserve Board and another round of fiscal stimulus, 2021 will remain a favorable environment for equities, including growth-style investing. Regardless of how the balance of the year ultimately unfolds, our focus will remain on identifying business models with long-term sustainability, highlighted by intriguing and underappreciated catalysts, expanding addressable markets, compelling top- and bottom-line fundamentals and balance sheet strength.

Sincerely,

KENNETH J. TUREK, CHAD BRUSO AND TREVOR MORENO
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.5%
Consumer Discretionary	14.8
Consumer Staples	3.7
Financials	3.2
Health Care	30.6
Industrials	15.7
Information Technology	21.3
Materials	0.8
Real Estate	1.8
Short-Term Investments	4.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	34.87%	63.65%	29.03%	16.11%	11.56%
Trust Class[3]	11/03/1998	34.80%	63.46%	28.86%	15.92%	11.41%
Advisor Class[4]	05/03/2002	34.68%	63.21%	28.66%	15.76%	11.30%
Institutional Class[5]	04/01/2008	35.05%	64.09%	29.41%	16.46%	11.74%
Class A19	05/27/2009	34.78%	63.47%	28.94%	16.04%	11.50%
Class C19	05/27/2009	34.29%	62.27%	27.98%	15.17%	11.07%
Class R3[16]	05/27/2009	34.62%	63.04%	28.63%	15.75%	11.36%
Class R6[22]	09/07/2018	35.11%	64.21%	29.27%	16.22%	11.60%
With Sales Charge
Class A19		27.02%	54.07%	27.42%	15.35%	11.21%
Class C19		33.29%	61.27%	27.98%	15.17%	11.07%
Index
Russell 2000® Growth Index[1,15]		37.33%	58.88%	21.15%	13.80%	9.66%
Russell 2000® Index[1,15]		41.69%	51.00%	17.92%	11.86%	9.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.42%, 1.55%, 1.71%, 1.19%, 1.61%, 2.31%, 1.86% and 1.09% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02%,1.52% and 0.81% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund Commentary

Neuberger Berman Sustainable Equity Fund Investor Class generated a total return of 17.46% for the six-month period ended February 28, 2021 (the reporting period), surpassing the 9.74% total return of its benchmark, the S&P 500® Index (the Index), during the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity markets continued their rapid recovery through this reporting period, relatively unscathed by domestic elections and the unabated fall/winter virus surge. Positive vaccine developments combined with the U.S. election outcome within a backdrop of a continued loose monetary policy, and supported market recovery, accelerated investor appetite for growth in a market in which price appreciation has been outpacing earnings growth. While growth stocks have been preferred to value, relative valuations across industries have offered attractive risk-reward opportunities, in our opinion. Business and consumer confidence point toward recovery, although both remain below pre-pandemic levels. U.S. consumers appear healthy, with deleveraged balance sheets and higher savings, as the pandemic limited discretionary spending.

Stock selection drove the Fund's outperformance versus the Index, with our Communication Services and Information Technology holdings contributing most. Our Financials holdings and our underweight to Energy versus the Index detracted.

Standout individual performers included Discovery, Inc., a global leader in digital content and entertainment, which benefitted from increased investor appreciation for its streaming potential as the company showcased its direct-to-consumer offering at the end of last year. Zebra Technologies Corp. designs and manufactures devices that improve business productivity—optimizing resources and supporting sustainability efforts. The company's earnings surpassed guidance and expectations, benefiting from the accelerating trend to automate workflows.

Detractors included Unilever PLC, the global consumer products company with full integration of sustainability in its products and supply chain. Unilever PLC declined as COVID-19 cases increased, threatening demand. Regeneron Pharmaceuticals, Inc., a U.S. biopharmaceutical company also detracted. While the business continues to perform well, the stock declined on concerns about policy changes that could impact drug pricing.

We added ANSYS, Inc., a simulation software company, Fiserv, Inc., a global financial services technology leader, and GoDaddy, Inc., a leading provider of web-based platforms for small businesses, to the portfolio during the reporting period and we sold Weyerhaeuser Co. and Novozymes, given rich valuations and potential business headwinds.

Looking ahead, we anticipate a strong economic recovery in 2021, barring pandemic risks. The vaccine rollout, if it continues along current lines, should support consumer and business confidence. The current stimulus package supports increased employment, income and consumer spending; and the U.S. Federal Reserve Board, which cut rates and backstopped commercial credit during the pandemic, has indicated it will continue to do so in the near term.

From a market perspective, we believe loose monetary policy, fiscal support, and any improvement in trade relations driven by the Biden administration should further support the capital markets. However, unlike in recent years, where market appreciation was largely driven by valuation expansion, we believe future market return potential will likely have to come from corporate earnings growth.

In our view, companies' ability to provide solutions to sustainability challenges, such as access to innovative care, greening of the economy, grid decarbonization, green transportation, digital transformation, and enhanced efficiency and automation will continue to serve as differentiators and drivers of secular growth.

Given this outlook and our long-term horizon, we continue to position the Fund toward what we believe are best-in-class businesses likely to be beneficiaries within the existing disruption, and also within a quicker rebound in demand, while being mindful of valuations and the potential for inflation.

We believe our team's process of identifying businesses with attractive growth prospects, high return on invested capital, strong balance sheets, ESG1 leadership, and diversification positions the Fund well for a variety of backdrops.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

1 Environmental, Social and Governance practices

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	11.3%
Consumer Discretionary	10.8
Consumer Staples	4.8
Financials	10.4
Health Care	15.8
Industrials	13.5
Information Technology	27.9
Materials	1.7
Utilities	2.3
Short-Term Investments	1.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2021
	Inception Date	Period Ended 02/28/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	17.46%	35.10%	15.10%	11.34%	9.81%
Trust Class[3]	03/03/1997	17.35%	34.88%	14.90%	11.15%	9.63%
Institutional Class[5]	11/28/2007	17.55%	35.35%	15.31%	11.54%	9.91%
Class A19	05/27/2009	17.34%	34.85%	14.89%	11.12%	9.72%
Class C19	05/27/2009	16.92%	33.84%	14.03%	10.29%	9.36%
Class R3[16]	05/27/2009	17.21%	34.52%	14.60%	10.86%	9.61%
Class R6[22]	03/15/2013	17.62%	35.50%	15.41%	11.57%	9.90%
With Sales Charge
Class A19		10.58%	27.11%	13.53%	10.47%	9.48%
Class C19		15.92%	32.84%	14.03%	10.29%	9.36%
Index
S&P 500® Index[1,15]		9.74%	31.29%	16.82%	13.43%	10.20%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.87%, 1.03%, 0.68%, 1.05%, 1.80%, 1.30% and 0.59% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2021 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 55 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when NBIA first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund, Neuberger Berman Integrated Large Cap Fund and Neuberger Berman International Small Cap Fund are each relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

Endnotes (cont'd)

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). NBIA had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On

Endnotes (cont'd)

May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund's Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

21  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

24  Effective September 3, 2019, Neuberger Berman Global Equity Fund changed its name to Neuberger Berman Integrated Large Cap Fund and changed its investment strategy, benchmark, portfolio management team and fees and expenses. Prior to that date, the Fund had a higher management fee, different expenses, a different investment strategy and benchmark, and different risks. Its performance prior to that date might have been different if the current investment strategy and fees and expenses had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/Nareit Developed Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks are also included in the index. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:

The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2021 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Expenses Paid During the Period(1) 9/1/20 - 2/28/21	Expense Ratio	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Expenses Paid During the Period(2) 9/1/20 - 2/28/21	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,180.10	$3.78	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,178.90	$5.73	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Class C	$1,000.00	$1,174.60	$9.76	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R6	$1,000.00	$1,181.70	$3.25	0.60%	$1,000.00	$1,021.82	$3.01	0.60%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,206.20	$6.89	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class A	$1,000.00	$1,204.40	$8.25	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class C	$1,000.00	$1,200.00	$12.33	2.26%	$1,000.00	$1,013.59	$11.28	2.26%
Class R3	$1,000.00	$1,202.00	$10.48	1.92%	$1,000.00	$1,015.27	$9.59	1.92%
Class R6	$1,000.00	$1,206.60	$6.07	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Equity Income Fund
Institutional Class	$1,000.00	$1,100.30	$3.70	0.71%	$1,000.00	$1,021.27	$3.56	0.71%
Class A	$1,000.00	$1,097.90	$5.57	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,094.70	$9.45	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class R3	$1,000.00	$1,097.20	$6.97	1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Focus Fund
Investor Class	$1,000.00	$1,112.80	$4.61	0.88%	$1,000.00	$1,020.43	$4.41	0.88%
Trust Class	$1,000.00	$1,111.80	$5.71	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Advisor Class	$1,000.00	$1,110.70	$6.59	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Institutional Class	$1,000.00	$1,113.80	$3.93	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class A	$1,000.00	$1,111.80	$5.81	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,107.60	$9.72	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,241.20	$5.50	0.99%	$1,000.00	$1,019.89	$4.96	0.99%
Trust Class	$1,000.00	$1,240.70	$6.06	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Advisor Class	$1,000.00	$1,239.00	$7.44	1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Institutional Class	$1,000.00	$1,242.20	$4.67	0.84%	$1,000.00	$1,020.63	$4.21	0.84%
Class R6	$1,000.00	$1,242.90	$4.17	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,056.30	$5.10	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,054.50	$6.93	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,050.80	$10.73	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,212.50	$8.28	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class A	$1,000.00	$1,209.50	$10.24	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Class C	$1,000.00	$1,205.00	$14.32	2.62%	$1,000.00	$1,011.80	$13.07	2.62%
Guardian Fund
Investor Class	$1,000.00	$1,084.20	$4.29	0.83%	$1,000.00	$1,020.68	$4.16	0.83%
Trust Class	$1,000.00	$1,083.20	$5.32	1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Advisor Class	$1,000.00	$1,081.90	$6.14	1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Institutional Class	$1,000.00	$1,084.70	$3.51	0.68%	$1,000.00	$1,021.42	$3.41	0.68%
Class A	$1,000.00	$1,082.70	$5.42	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,079.10	$9.28	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R3	$1,000.00	$1,081.40	$7.02	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class R6	$1,000.00	$1,085.00	$3.21	0.62%	$1,000.00	$1,021.72	$3.11	0.62%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Expenses Paid During the Period(1) 9/1/20 - 2/28/21	Expense Ratio	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Expenses Paid During the Period(2) 9/1/20 - 2/28/21	Expense Ratio
Integrated Large Cap Fund
Institutional Class	$1,000.00	$1,074.90	$2.06	0.40%	$1,000.00	$1,022.81	$2.01	0.40%
Class A	$1,000.00	$1,071.70	$3.90	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Class C	$1,000.00	$1,068.30	$7.79	1.52%	$1,000.00	$1,017.26	$7.60	1.52%
International Equity Fund
Investor Class	$1,000.00	$1,101.80	$5.58	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Trust Class	$1,000.00	$1,101.90	$5.99	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Institutional Class	$1,000.00	$1,103.00	$4.43	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,101.40	$6.30	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,096.60	$10.19	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R6	$1,000.00	$1,102.70	$3.91	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
International Select Fund
Trust Class	$1,000.00	$1,100.90	$6.04	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Institutional Class	$1,000.00	$1,103.10	$4.22	0.81%	$1,000.00	$1,020.78	$4.06	0.81%
Class A	$1,000.00	$1,101.10	$6.10	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Class C	$1,000.00	$1,096.30	$9.98	1.92%	$1,000.00	$1,015.27	$9.59	1.92%
Class R3	$1,000.00	$1,098.90	$7.39	1.42%	$1,000.00	$1,017.75	$7.10	1.42%
Class R6	$1,000.00	$1,103.20	$3.70	0.71%	$1,000.00	$1,021.27	$3.56	0.71%
International Small Cap Fund
Institutional Class	$1,000.00	$1,144.90	$5.85	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$1,142.20	$7.75	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class C	$1,000.00	$1,138.00	$11.72	2.21%	$1,000.00	$1,013.84	$11.03	2.21%
Class R6	$1,000.00	$1,145.30	$5.32	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,485.20	$6.16	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,482.10	$8.37	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,476.70	$12.96	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Class R6	$1,000.00	$1,485.30	$5.55	0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Large Cap Value Fund
Investor Class	$1,000.00	$1,365.70	$4.75	0.81%	$1,000.00	$1,020.78	$4.06	0.81%
Trust Class	$1,000.00	$1,364.70	$5.98	1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Advisor Class	$1,000.00	$1,363.10	$6.86	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Institutional Class	$1,000.00	$1,366.80	$3.93	0.67%	$1,000.00	$1,021.47	$3.36	0.67%
Class A	$1,000.00	$1,364.20	$6.10	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Class C	$1,000.00	$1,358.80	$10.47	1.79%	$1,000.00	$1,015.92	$8.95	1.79%
Class R3	$1,000.00	$1,362.20	$7.73	1.32%	$1,000.00	$1,018.25	$6.61	1.32%
Class R6	$1,000.00	$1,367.20	$3.35	0.57%	$1,000.00	$1,021.97	$2.86	0.57%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,265.80	$4.66	0.83%	$1,000.00	$1,020.68	$4.16	0.83%
Trust Class	$1,000.00	$1,265.80	$5.22	0.93%	$1,000.00	$1,020.18	$4.66	0.93%
Advisor Class	$1,000.00	$1,263.90	$6.62	1.18%	$1,000.00	$1,018.94	$5.91	1.18%
Institutional Class	$1,000.00	$1,267.60	$3.82	0.68%	$1,000.00	$1,021.42	$3.41	0.68%
Class A	$1,000.00	$1,265.10	$5.84	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Class C	$1,000.00	$1,260.60	$10.03	1.79%	$1,000.00	$1,015.92	$8.95	1.79%
Class R3	$1,000.00	$1,263.40	$7.30	1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Class R6	$1,000.00	$1,267.30	$3.26	0.58%	$1,000.00	$1,021.92	$2.91	0.58%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Expenses Paid During the Period(1) 9/1/20 - 2/28/21	Expense Ratio	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Expenses Paid During the Period(2) 9/1/20 - 2/28/21	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,382.40	$6.38	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Trust Class	$1,000.00	$1,381.80	$7.38	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,384.30	$5.08	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class A	$1,000.00	$1,381.40	$7.20	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$1,376.90	$11.61	1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R3	$1,000.00	$1,380.10	$8.67	1.47%	$1,000.00	$1,017.50	$7.35	1.47%
Class R6	$1,000.00	$1,384.70	$4.49	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,144.30	$4.47	0.84%	$1,000.00	$1,020.63	$4.21	0.84%
Class A	$1,000.00	$1,141.80	$6.43	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,137.60	$10.34	1.95%	$1,000.00	$1,015.12	$9.74	1.95%
Real Estate Fund
Trust Class	$1,000.00	$1,059.90	$5.31	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$1,060.70	$4.34	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,058.90	$6.18	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,055.30	$9.99	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,057.60	$7.45	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$1,061.20	$3.83	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,348.70	$6.64	1.14%	$1,000.00	$1,019.14	$5.71	1.14%
Trust Class	$1,000.00	$1,348.00	$7.45	1.28%	$1,000.00	$1,018.45	$6.41	1.28%
Advisor Class	$1,000.00	$1,346.80	$8.32	1.43%	$1,000.00	$1,017.70	$7.15	1.43%
Institutional Class	$1,000.00	$1,350.50	$5.25	0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$1,347.80	$7.33	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,342.90	$11.68	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,346.20	$8.78	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class R6	$1,000.00	$1,351.10	$4.66	0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,174.60	$4.64	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Trust Class	$1,000.00	$1,173.50	$5.55	1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Institutional Class	$1,000.00	$1,175.50	$3.67	0.68%	$1,000.00	$1,021.42	$3.41	0.68%
Class A	$1,000.00	$1,173.40	$5.66	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,169.20	$9.68	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R3	$1,000.00	$1,172.10	$7.00	1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Class R6	$1,000.00	$1,176.20	$3.13	0.58%	$1,000.00	$1,021.92	$2.91	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Legend February 28, 2021 (Unaudited)

Neuberger Berman Equity Funds

Counterparties:

SSB = State Street Bank and Trust Company

Other abbreviations:

PIPE = Private investment in public equity

Schedule of Investments Dividend Growth Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 99.5%
Auto Components 2.9%
Aptiv PLC	10,950	$1,640,748
Automobiles 2.6%
General Motors Co.	28,400	1,457,772
Banks 5.5%
JPMorgan Chase & Co.	10,500	1,545,285
PNC Financial Services Group, Inc.	8,900	1,498,404
		3,043,689
Capital Markets 3.7%
BlackRock, Inc.	750	520,875
Morgan Stanley	11,800	907,066
Virtu Financial, Inc. Class A	23,500	640,845
		2,068,786
Diversified Financial Services 2.4%
Equitable Holdings, Inc.	45,650	1,349,870
Electronic Equipment, Instruments & Components 5.3%
Amphenol Corp. Class A	10,900	1,369,912
Corning, Inc.	40,700	1,556,368
		2,926,280
Entertainment 1.1%
Activision Blizzard, Inc.	6,225	595,172
Equity Real Estate Investment Trusts 4.4%
American Tower Corp.	5,450	1,177,909
Equinix, Inc.	1,980	1,283,713
		2,461,622
Food & Staples Retailing 2.2%
Walmart, Inc.	9,600	1,247,232
Food Products 1.9%
Mondelez International, Inc. Class A	20,150	1,071,174
Health Care Equipment & Supplies 3.5%
Baxter International, Inc.	12,600	978,894
STERIS PLC	5,475	957,030
		1,935,924
	Number of Shares	Value
Hotels, Restaurants & Leisure 2.7%
Marriott International, Inc. Class A	10,250	$1,517,717
Industrial Conglomerates 2.3%
Honeywell International, Inc.	6,250	1,264,687
Insurance 4.8%
Aon PLC Class A	5,075	1,155,628
Assurant, Inc.	5,800	714,676
Chubb Ltd.	5,025	816,965
		2,687,269
IT Services 3.4%
Automatic Data Processing, Inc.	4,300	748,286
Fidelity National Information Services, Inc.	8,300	1,145,400
		1,893,686
Life Sciences Tools & Services 2.3%
Agilent Technologies, Inc.	10,525	1,284,787
Machinery 4.8%
Caterpillar, Inc.	6,025	1,300,677
Stanley Black & Decker, Inc.	8,000	1,398,720
		2,699,397
Media 2.4%
Comcast Corp. Class A	25,700	1,354,904
Metals & Mining 5.8%
Freeport- McMoRan, Inc.	60,575	2,054,098
Wheaton Precious Metals Corp.	33,700	1,204,438
		3,258,536
Multi-Utilities 4.1%
CenterPoint Energy, Inc.	59,225	1,151,334
Dominion Energy, Inc.	16,700	1,140,944
		2,292,278
Oil, Gas & Consumable Fuels 3.7%
Brigham Minerals, Inc. Class A	9,125	130,579
Devon Energy Corp.	89,550	1,928,907
		2,059,486
	Number of Shares	Value
Pharmaceuticals 8.5%
AstraZeneca PLC ADR	20,300	$982,114
Bristol-Myers Squibb Co.	16,100	987,413
Eli Lilly & Co.	8,500	1,741,565
Novartis AG ADR	12,300	1,056,693
		4,767,785
Professional Services 0.9%
SGS SA	175	500,110
Road & Rail 2.0%
CSX Corp.	12,225	1,119,199
Semiconductors & Semiconductor Equipment 7.8%
Analog Devices, Inc.	3,575	557,057
CMC Materials, Inc.	3,575	609,537
QUALCOMM, Inc.	13,900	1,893,041
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,300	1,297,182
		4,356,817
Software 3.4%
Microsoft Corp.	8,200	1,905,516
Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	14,250	1,727,955
Textiles, Apparel & Luxury Goods 2.0%
Cie Financiere Richemont SA Class A	6,025	580,578
VF Corp.	6,500	514,345
		1,094,923
Total Common Stocks (Cost $36,611,732)		55,583,321
Short-Term Investments 0.4%
Investment Companies 0.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $218,467)	218,467	218,467
Total Investments 99.9% (Cost $36,830,199)		55,801,788
Other Assets Less Liabilities 0.1%		77,506
Net Assets 100.0%		$55,879,294

(a)  Represents 7-day effective yield as of February 28, 2021.

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$49,962,206	89.4%
Switzerland	2,137,381	3.8%
Taiwan	1,297,182	2.3%
Brazil	1,204,438	2.2%
United Kingdom	982,114	1.8%
Short-Term Investments and Other Assets—Net	295,973	0.5%
	$55,879,294	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Professional Services	$—	$500,110	$—	$500,110
Textiles, Apparel & Luxury Goods	514,345	580,578	—	1,094,923
Other Common Stocks(a)	53,988,288	—	—	53,988,288
Total Common Stocks	54,502,633	1,080,688	—	55,583,321
Short-Term Investments	—	218,467	—	218,467
Total Investments	$54,502,633	$1,299,155	$—	$55,801,788

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 95.9%
Australia 0.8%
Rio Tinto PLC	126,138	$10,931,988
Brazil 2.4%
B3 SA— Brasil Bolsa Balcao	1,441,667	13,968,544
CSN Mineracao SA*	4,518,072	7,199,312
Pagseguro Digital Ltd., Class A*	152,672	8,864,136
Vasta Platform Ltd.*	308,337	4,122,466
		34,154,458
Canada 0.5%
Parex Resources, Inc.*	472,286	7,548,560
China 34.3%
3SBio, Inc.*(a)	2,412,500	2,401,163
A-Living Smart City Services Co. Ltd.(a)	3,186,000	13,349,535
Alibaba Group Holding Ltd.*	2,445,336	73,267,550
China Gas Holdings Ltd.	2,891,800	11,650,787
China Merchants Bank Co. Ltd., H Shares	3,337,000	25,619,755
Fujian Green Pine Co. Ltd., Class A	3,988,755	11,787,203
Greentown Management Holdings Co. Ltd.*(a)	21,576,000	8,317,238
Huatai Securities Co. Ltd., H Shares(a)	6,398,200	9,519,204
JD.com, Inc., Class A*	845,550	39,244,500
	Number of Shares	Value
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	7,775,896	$9,027,743
Kuaishou Technology*(a)	275,000	10,948,307
Kweichow Moutai Co. Ltd., Class A	29,356	9,646,491
Momo, Inc. ADR	448,038	7,096,922
NARI Technology Co. Ltd., Class A	3,427,144	15,061,396
Ping An Insurance Group Co. of China Ltd., Class A	2,464,431	32,495,392
Poly Developments and Holdings Group Co. Ltd., Class A	6,092,005	14,654,761
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	2,505,600	8,416,644
Suofeiya Home Collection Co. Ltd., Class A	1,877,400	9,817,116
Tencent Holdings Ltd.	1,320,400	112,779,042
Trip.com Group Ltd. ADR*	246,239	9,714,129
Tsingtao Brewery Co. Ltd., H Shares	500,000	4,103,037
WUS Printed Circuit Kunshan Co. Ltd., Class A	4,753,966	12,745,927
Xianhe Co. Ltd., Class A	2,463,219	9,158,904
	Number of Shares	Value
Yonghui Superstores Co. Ltd., Class A	7,703,869	$8,598,281
Zhejiang Juhua Co. Ltd., Class A	7,753,637	10,466,210
		479,887,237
Czech Republic 1.1%
Moneta Money Bank A/S*(a)	4,373,650	15,945,001
Hong Kong 0.6%
ASM Pacific Technology Ltd.	559,000	7,776,251
Hungary 0.9%
Richter Gedeon Nyrt	431,157	12,265,565
India 16.0%
Apollo Hospitals Enterprise Ltd.	249,157	10,349,416
Bharti Airtel Ltd.	617,166	4,650,266
EPL Ltd.	2,662,572	7,795,501
Gland Pharma Ltd.*(a)	371,940	12,076,852
GMM Pfaudler Ltd.	78,387	4,394,835
HDFC Bank Ltd.*	663,651	13,884,878
Housing Development Finance Corp. Ltd.	425,439	14,704,668
ICICI Bank Ltd.*	3,100,472	25,199,114
IndusInd Bank Ltd.*	1,706,158	24,675,848
JM Financial Ltd.	1,190,987	1,463,511
Mahindra & Mahindra Ltd.	789,961	8,652,645
National Stock Exchange*(b)(c)(g)	1,063,830	20,991,406
Reliance Industries Ltd.	752,487	12,405,258

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Spandana Sphoorty Financial Ltd.*	362,706	$3,084,864
State Bank of India*	3,580,898	19,065,474
Tata Consultancy Services Ltd.	277,835	10,978,991
Tech Mahindra Ltd.	494,493	6,186,125
UltraTech Cement Ltd.	209,981	17,396,262
United Breweries Ltd.	369,711	5,853,695
		223,809,609
Indonesia 0.4%
Bank Central Asia Tbk PT	2,535,100	5,972,795
Kazakhstan 0.9%
Kaspi.KZ JSC*(b)(d)	167,707	11,823,343
Korea 11.6%
Com2uS Corp.	65,239	8,036,562
Coway Co. Ltd.	95,000	5,470,850
Korea Petrochemical Ind Co. Ltd.*	36,901	11,939,042
LG Chem Ltd.	24,528	18,142,206
Orion Corp.	97,565	11,158,970
Samsung Electronics Co. Ltd.	924,359	67,876,829
SK Hynix, Inc.	206,076	25,954,387
SK Telecom Co. Ltd.	56,994	12,555,420
Soulbrain Co. Ltd.(e)	5,216	1,438,288
		162,572,554
Malaysia 0.6%
Inari Amertron Bhd	8,877,325	7,895,830
Peru 0.9%
Credicorp Ltd.	80,526	12,884,965
Poland 2.2%
Allegro.eu SA*(a)	454,707	7,821,562
	Number of Shares	Value
Dino Polska SA*(a)	196,931	$12,918,641
InPost SA*	434,417	9,516,396
		30,256,599
Russia 4.7%
Detsky Mir PJSC(a)(b)	4,317,543	8,217,904
LUKOIL PJSC ADR	15,369	1,144,991
LUKOIL PJSC ADR	226,655	16,888,385
Polyus PJSC(b)	30,389	5,725,870
Rosneft Oil Co. PJSC(b)	774,900	5,467,039
Sberbank of Russia PJSC(b)	1,561,774	5,657,615
X5 Retail Group NV GDR	180,338	5,860,985
Yandex NV Class A*	252,046	16,127,163
		65,089,952
South Africa 2.8%
Bid Corp. Ltd.	473,049	8,842,634
Capitec Bank Holdings Ltd.*	106,925	9,464,366
Naspers Ltd., N Shares	87,149	20,565,198
		38,872,198
Taiwan 13.7%
Accton Technology Corp.	958,600	9,034,467
Chunghwa Telecom Co. Ltd.	2,830,000	11,125,931
Keystone Microtech Corp.	496,000	5,609,550
LandMark Optoelectronics Corp.	754,000	7,715,286
Largan Precision Co. Ltd.	118,000	13,959,609
Parade Technologies Ltd.	163,000	6,934,925
Taiwan Semiconductor Manufacturing Co. Ltd.	5,087,839	110,698,517
	Number of Shares	Value
Tong Hsing Electronic Industries Ltd.	1,383,339	$10,653,486
Uni- President Enterprises Corp.	6,276,000	15,142,167
		190,873,938
Thailand 0.9%
CP ALL PCL(b)	3,145,900	6,211,417
Thai Beverage PCL	12,440,022	6,857,219
		13,068,636
United Arab Emirates 0.6%
Network International Holdings PLC*(a)	1,622,393	8,404,882
Total Common Stocks (Cost $924,168,453)		1,340,034,361
	Number of Units
Common Stock Units 1.4%
Brazil 0.8%
Energisa SA	1,379,098	10,746,442
Mexico 0.6%
Fomento Economico Mexicano SAB de CV	1,360,140	9,279,976
Total Common Stock Units (Cost $23,735,228)		20,026,418
	Number of Shares
Participatory Notes 0.3%
Hong Kong 0.3%
Tanyuan Technology Co. Ltd., Class A (issuer CICC Financial Trading Ltd.) Expiration Date 4/27/2023*(b) (Cost $6,744,309)	2,689,200	4,695,693

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Preferred Stocks 0.5%
Brazil 0.5%
Banco Bradesco SA (Cost $6,966,562)	1,575,035	$6,464,046
	Number of Shares	Value
Short-Term Investments 2.3%
Investment Companies 2.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(f) (Cost $32,493,133)	32,493,133	$32,493,133
Total Investments 100.4% (Cost $994,107,685)		1,403,713,651
Liabilities Less Other Assets (0.4)%		(5,989,692)
Net Assets 100.0%		$1,397,723,959

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2021 amounted to $109,920,289, which represents 7.9% of net assets of the Fund.

(b)  Security fair valued as of February 28, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2021 amounted to $68,790,287, which represents 4.9% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2021, these securities amounted to $11,823,343, which represents 0.8% of net assets of the Fund.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  Represents 7-day effective yield as of February 28, 2021.

(g)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At February 28, 2021, these securities amounted to $20,991,406, which represents 1.5% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 2/28/2021	Fair Value Percentage of Net Assets as of 2/28/2021
National Stock Exchange	4/16/2018	$15,536,312	1.1%	$20,991,406	1.5%
Total		$15,536,312	1.1%	$20,991,406	1.5%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Banks	$173,861,600	12.4%
Semiconductors & Semiconductor Equipment	164,688,916	11.8%
Internet & Direct Marketing Retail	150,612,939	10.8%
Interactive Media & Services	146,951,434	10.5%
Technology Hardware, Storage & Peripherals	67,876,829	4.9%
Chemicals	53,772,949	3.8%
Capital Markets	45,942,665	3.3%
Electronic Equipment, Instruments & Components	45,254,852	3.2%
Oil, Gas & Consumable Fuels	43,454,233	3.1%
Food & Staples Retailing	42,431,958	3.0%
Beverages	35,740,418	2.6%
IT Services	34,434,134	2.5%
Pharmaceuticals	32,759,061	2.3%
Insurance	32,495,392	2.3%
Food Products	26,301,137	1.9%
Metals & Mining	23,857,170	1.7%
Construction Materials	17,396,262	1.2%
Wireless Telecommunication Services	17,205,686	1.2%
Household Durables	15,287,966	1.1%
Electrical Equipment	15,061,396	1.1%
Consumer Finance	14,908,207	1.1%
Thrifts & Mortgage Finance	14,704,668	1.1%
Real Estate Management & Development	14,654,761	1.0%
Commercial Services & Supplies	13,349,535	1.0%
Gas Utilities	11,650,787	0.8%
Diversified Telecommunication Services	11,125,931	0.8%
Electric Utilities	10,746,442	0.8%
Health Care Providers & Services	10,349,416	0.7%
Air Freight & Logistics	9,516,396	0.7%
Paper & Forest Products	9,158,904	0.7%
Communications Equipment	9,034,467	0.6%
Automobiles	8,652,645	0.6%
Construction & Engineering	8,317,238	0.6%
Specialty Retail	8,217,904	0.6%
Entertainment	8,036,562	0.6%
Containers & Packaging	7,795,501	0.6%
Diversified Financial Services	4,695,693	0.3%
Machinery	4,394,835	0.3%
Diversified Consumer Services	4,122,466	0.3%
Biotechnology	2,401,163	0.2%
Short-Term Investments and Other Liabilities—Net	26,503,441	1.9%
	$1,397,723,959	100.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Australia	$—	$10,931,988	$—	$10,931,988
Czech Republic	—	15,945,001	—	15,945,001
Hungary	—	12,265,565	—	12,265,565
India	202,818,203	—	20,991,406	223,809,609
Kazakhstan	—	11,823,343	—	11,823,343
Poland	9,516,396	20,740,203	—	30,256,599
Russia	23,133,139	41,956,813	—	65,089,952
South Africa	—	38,872,198	—	38,872,198
Thailand	6,857,219	6,211,417	—	13,068,636
United Arab Emirates	—	8,404,882	—	8,404,882
Other Common Stocks(a)	909,566,588	—	—	909,566,588
Total Common Stocks	1,151,891,545	167,151,410	20,991,406	1,340,034,361
Common Stock Units(a)	20,026,418	—	—	20,026,418
Participatory Notes(a)	—	4,695,693	—	4,695,693
Preferred Stocks(a)	6,464,046	—	—	6,464,046
Short-Term Investments	—	32,493,133	—	32,493,133
Total Investments	$1,178,382,009	$204,340,236	$20,991,406	$1,403,713,651

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2021
Investments in Securities:
Common Stocks(c)	$12,754	$—	$—	$8,237	$—	$—	$—	$—	$20,991	$8,237
Total	$12,754	$—	$—	$8,237	$—	$—	$—	$—	$20,991	$8,237

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2021	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(e)	Impact to valuation from increase in input(f)
Common Stocks	$20,991,406	Market Comparables	Enterprise value/Revenue multiple(d) (EV/Revenue)	13.0x	13.0x	Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  The weighted averages disclosed in the table above were weighted by relative fair value.

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)
February 28, 2021

	Number of Shares	Value
Common Stocks 93.0%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	73,000	$24,108,250
Banks 8.2%
Bank of America Corp.	406,450	14,107,879
Citizens Financial Group, Inc.	338,825	14,718,558
JPMorgan Chase & Co.(a)	271,300	39,927,221
PNC Financial Services Group, Inc.(a)	217,300	36,584,628
		105,338,286
Capital Markets 4.6%
CME Group, Inc.	182,975	36,540,107
Virtu Financial, Inc. Class A	816,200	22,257,774
		58,797,881
Chemicals 1.8%
Nutrien Ltd.	422,975	22,823,731
Diversified Telecommunication Services 3.3%
Cogent Communications Holdings, Inc.	110,000	6,583,500
TELUS Corp.(b)	828,000	16,591,231
TELUS Corp.	230,000	4,609,200
Verizon Communications, Inc.	272,000	15,041,600
		42,825,531
Electric Utilities 2.3%
NextEra Energy, Inc.(a)	409,600	30,097,408
Electrical Equipment 2.3%
Eaton Corp. PLC	230,900	30,060,871
	Number of Shares	Value
Electronic Equipment, Instruments & Components 1.6%
Corning, Inc.	544,250	$20,812,120
Equity Real Estate Investment Trusts 12.5%
Alexandria Real Estate Equities, Inc.	90,600	14,467,914
Americold Realty Trust	270,550	9,480,072
Brixmor Property Group, Inc.	1,464,975	28,830,708
Camden Property Trust	139,000	14,476,850
Crown Castle International Corp.	174,450	27,170,588
CyrusOne, Inc.	223,000	14,635,490
Duke Realty Corp.(b)	330,725	12,980,956
MGM Growth Properties LLC Class A	438,100	14,466,062
Prologis, Inc.	187,700	18,595,439
Terreno Realty Corp.	104,000	5,828,160
		160,932,239
Food Products 1.6%
Flowers Foods, Inc.	660,000	14,355,000
Kellogg Co.	103,925	5,997,512
		20,352,512
Health Care Equipment & Supplies 0.9%
Medtronic PLC	102,350	11,971,880
Health Care Providers & Services 1.0%
CVS Health Corp.	195,000	13,285,350
Hotels, Restaurants & Leisure 1.0%
McDonald's Corp.	63,825	13,156,886
Household Durables 2.3%
Leggett & Platt, Inc.	534,775	23,139,714
Newell Brands, Inc.	256,925	5,952,952
		29,092,666
	Number of Shares	Value
Household Products 0.9%
Procter & Gamble Co.	98,000	$12,105,940
Insurance 2.5%
Assurant, Inc.	104,900	12,925,778
Chubb Ltd.	122,000	19,834,760
		32,760,538
IT Services 2.1%
Paychex, Inc.	304,300	27,712,601
Machinery 2.2%
Caterpillar, Inc.	131,150	28,312,662
Metals & Mining 5.9%
Newmont Corp.	258,475	14,055,870
Rio Tinto PLC ADR	414,450	36,222,930
Southern Copper Corp.	357,575	25,505,825
		75,784,625
Multi-Utilities 6.6%
Ameren Corp.	174,800	12,283,196
CenterPoint Energy, Inc.	1,299,600	25,264,224
Dominion Energy, Inc.	346,900	23,700,208
Public Service Enterprise Group, Inc.	101,700	5,474,511
Sempra Energy	64,100	7,434,318
WEC Energy Group, Inc.	132,100	10,652,544
		84,809,001
Oil, Gas & Consumable Fuels 5.4%
Cabot Oil & Gas Corp.	939,250	17,385,518
Chevron Corp.	186,725	18,672,500
Pembina Pipeline Corp.	319,500	8,124,328
Valero Energy Corp.	336,275	25,886,449
		70,068,795
Personal Products 1.0%
Unilever PLC ADR	250,000	13,015,000

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Pharmaceuticals 7.4%
AstraZeneca PLC ADR	458,525	$22,183,439
Bristol- Myers Squibb Co.	471,900	28,941,627
Johnson & Johnson	207,500	32,880,450
Novartis AG ADR	132,700	11,400,257
		95,405,773
Professional Services 1.0%
SGS SA	4,300	12,288,408
Semiconductors & Semiconductor Equipment 5.9%
Maxim Integrated Products, Inc.(b)	21,600	2,012,472
QUALCOMM, Inc.(a)	241,000	32,821,790
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	44,375	5,588,587
Texas Instruments, Inc.	207,900	35,814,933
		76,237,782
Software 1.2%
Microsoft Corp.(a)	64,725	15,040,796
Specialty Retail 2.2%
Best Buy Co., Inc.	138,200	13,868,370
Home Depot, Inc.	56,700	14,647,878
		28,516,248
Textiles, Apparel & Luxury Goods 1.8%
VF Corp.	300,800	23,802,304
Trading Companies & Distributors 1.6%
Watsco, Inc.	85,500	20,785,050
Total Common Stocks (Cost $921,481,832)		1,200,301,134
	Number of Shares	Value
Convertible Preferred Stocks 0.5%
Machinery 0.5%
Stanley Black & Decker, Inc., Ser. C, 5.00%, due 5/15/2021(c)(d) (Cost $5,485,000)	5,485	$6,691,645
	Principal Amount
Convertible Bonds 6.3%
Biotechnology 0.5%
BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/2027(e)	$2,350,000	2,396,877
Exact Sciences Corp., 0.38%, due 3/1/2028	3,405,000	4,539,309
		6,936,186
Diversified Consumer Services 0.1%
K12, Inc., 1.13%, due 9/1/2027(e)	1,882,000	1,656,564
Electronic Equipment, Instruments & Components 1.4%
Vishay Intertechnology, Inc., 2.25%, due 6/15/2025	16,000,000	17,782,170
Equity Real Estate Investment Trusts 0.5%
Pebblebrook Hotel Trust, 1.75%, due 12/15/2026	6,085,000	6,994,282
Health Care Equipment & Supplies 0.4%
DexCom, Inc., 0.25%, due 11/15/2025(b)(e)	4,680,000	5,007,989
	Principal Amount	Value
Health Care Providers & Services 0.9%
1Life Healthcare, Inc., 3.00%, due 6/15/2025(e)	$8,815,000	$11,782,736
Health Care Technology 0.3%
Teladoc Health, Inc., 1.25%, due 6/1/2027(e)	3,055,000	3,951,136
Machinery 0.2%
Fortive Corp., 0.88%, due 2/15/2022	2,300,000	2,352,949
Media 1.6%
Liberty Media Corp.
due 3/31/2048(e) 2.13%,	8,140,000	8,324,688
due 12/1/2049(e) 2.75%,	11,230,000	11,701,660
		20,026,348
Software 0.4%
Bentley Systems, Inc., 0.13%, due 1/15/2026(e)	935,000	970,923
Envestnet, Inc., 0.75%, due 8/15/2025(e)	1,420,000	1,360,807
Splunk, Inc., 1.13%, due 6/15/2027(e)	2,820,000	2,805,658
		5,137,388
Total Convertible Bonds (Cost $72,002,468)		81,627,748

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Short-Term Investments 0.1%
Investment Companies 0.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b)(f) (Cost $986,057)	986,057	$986,057
Total Investments 99.9% (Cost $999,955,357)		1,289,606,584
Other Assets Less Liabilities 0.1%(g)		1,780,809
Net Assets 100.0%		$1,291,387,393

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $13,729,791.

(c)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(d)  Step Security. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The rate shown was the current rate as of February 28, 2021.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2021, these securities amounted to $49,959,038, which represents 3.9% of net assets of the Fund.

(f)  Represents 7-day effective yield as of February 28, 2021.

(g)  Includes the impact of the Fund's open positions in derivatives at February 28, 2021.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,110,267,591	86.0%
Canada	52,148,490	4.1%
Australia	36,222,930	2.8%
United Kingdom	35,198,439	2.7%
Peru	25,505,825	2.0%
Switzerland	23,688,665	1.8%
Taiwan	5,588,587	0.4%
Short-Term Investments and Other Assets—Net	2,766,866	0.2%
	$1,291,387,393	100.0%

Derivative Instruments

Written option contracts ("options written")

At February 28, 2021, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Banks
Bank of America Corp.	200	$(694,200)	$40	8/20/2021	$(26,900)
JPMorgan Chase & Co.	140	(2,060,380)	135	3/19/2021	(184,450)
JPMorgan Chase & Co.	140	(2,060,380)	145	6/18/2021	(153,300)
JPMorgan Chase & Co.	140	(2,060,380)	155	6/18/2021	(91,000)
JPMorgan Chase & Co.	140	(2,060,380)	175	9/17/2021	(62,650)
PNC Financial Services Group, Inc.	200	(3,367,200)	190	5/21/2021	(59,000)
					(577,300)
Capital Markets
Virtu Financial, Inc.	300	(818,100)	35	6/18/2021	(21,750)
Virtu Financial, Inc.	300	(818,100)	40	6/18/2021	(10,500)
					(32,250)
Chemicals
Nutrien Ltd.	200	(1,079,200)	60	6/18/2021	(31,500)
Electric Utilities
NextEra Energy, Inc.	200	(1,469,600)	87.5	3/19/2021	(1,500)
NextEra Energy, Inc.	100	(734,800)	90	6/18/2021	(7,000)
NextEra Energy, Inc.	100	(734,800)	97.5	6/18/2021	(3,250)
					(11,750)
Electrical Equipment
Eaton Corp. PLC	240	(3,124,560)	125	4/16/2021	(201,600)
Eaton Corp. PLC	200	(2,603,800)	160	7/16/2021	(27,500)
					(229,100)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Insurance
Chubb Ltd.	350	$(5,690,300)	$175	5/21/2021	$(131,250)
Machinery
Caterpillar, Inc.	150	(3,238,200)	190	3/19/2021	(404,625)
Caterpillar, Inc.	150	(3,238,200)	200	5/21/2021	(347,250)
Caterpillar, Inc.	150	(3,238,200)	280	8/20/2021	(50,250)
					(802,125)
Metals & Mining
Rio Tinto PLC	250	(2,185,000)	100	7/16/2021	(62,500)
Southern Copper Corp.	150	(1,069,950)	90	6/18/2021	(27,750)
					(90,250)
Pharmaceuticals
Johnson & Johnson	200	(3,169,200)	190	6/18/2021	(24,300)
Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	200	(1,863,400)	90	5/21/2021	(188,000)
Maxim Integrated Products, Inc.	16	(149,072)	95	5/21/2021	(9,440)
Taiwan Semiconductor Manufacturing Co. Ltd.	150	(1,889,100)	125	4/16/2021	(124,125)
Taiwan Semiconductor Manufacturing Co. Ltd.	125	(1,574,250)	165	7/16/2021	(36,063)
Texas Instruments, Inc.	175	(3,014,725)	175	3/19/2021	(71,313)
Texas Instruments, Inc.	150	(2,584,050)	185	4/16/2021	(38,624)
Texas Instruments, Inc.	150	(2,584,050)	200	6/18/2021	(37,200)
					(504,765)
Specialty Retail
Best Buy Co., Inc.	150	(1,505,250)	135	6/18/2021	(12,225)
Best Buy Co., Inc.	150	(1,505,250)	155	9/17/2021	(11,250)
					(23,475)
Total calls					$(2,458,065)
Puts
Capital Markets
BlackRock, Inc.	35	$(2,430,750)	$620	4/16/2021	$(26,775)
BlackRock, Inc.	35	(2,430,750)	600	6/18/2021	(50,225)
					(77,000)
Chemicals
International Flavors & Fragrances, Inc.	200	(2,710,200)	105	5/21/2021	(23,500)
International Flavors & Fragrances, Inc.	28	(379,428)	110	5/21/2021	(4,060)
International Flavors & Fragrances, Inc.	200	(2,710,200)	100	8/20/2021	(48,500)
					(76,060)
Semiconductors & Semiconductor Equipment
Intel Corp.	300	(1,823,400)	45	6/18/2021	(23,700)
Intel Corp.	300	(1,823,400)	47.5	6/18/2021	(29,400)
Intel Corp.	300	(1,823,400)	50	6/18/2021	(42,750)
					(95,850)
Total puts					$(248,910)
Total options written (premium received $1,605,806)					$(2,706,975)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

For the six months ended February 28, 2021, the average market value for the months where the Fund had options written outstanding was $(2,497,916). At February 28, 2021, the Fund had securities pledged in the amount of $48,128,250 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Professional Services	$—	$12,288,408	$—	$12,288,408
Other Common Stocks(a)	1,188,012,726	—	—	1,188,012,726
Total Common Stocks	1,188,012,726	12,288,408	—	1,200,301,134
Convertible Preferred Stocks(a)	6,691,645	—	—	6,691,645
Convertible Bonds(a)	—	81,627,748	—	81,627,748
Short-Term Investments	—	986,057	—	986,057
Total Investments	$1,194,704,371	$94,902,213	$—	$1,289,606,584

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3(b)	Total
Options Written
Liabilities	$(2,706,975)	$—	$—	$(2,706,975)
Total	$(2,706,975)	$—	$—	$(2,706,975)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2021
Other Financial Instruments:
Options Written(c)	$(19)	$—	$21	$(12)	$10	$—	$—	$—	$—	$—
Total	$(19)	$—	$21	$(12)	$10	$—	$—	$—	$—	$—

(c)  At the beginning of the period, these investments were valued in accordance with the procedures approved by the Board of Trustees. The Fund held no Level 3 investments at February 28, 2021.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 97.4%
Banks 0.5%
Bank Central Asia Tbk PT	1,695,900	$3,995,607
Chemicals 2.8%
Linde PLC	95,191	23,252,306
Commercial Services & Supplies 0.4%
LegalZoom.com, Inc.*(a)(b)(f)	286,288	3,101,472
Entertainment 0.5%
Walt Disney Co.*	23,569	4,455,484
Equity Real Estate Investment Trusts 2.3%
Prologis, Inc.	194,039	19,223,444
Food Products 2.0%
Nestle SA	155,529	16,232,347
Household Products 1.5%
Procter & Gamble Co.	97,814	12,082,963
Interactive Media & Services 7.5%
IAC/InterActive Corp.*	44,025	10,778,641
Pinterest, Inc. Class A*	379,968	30,617,822
Snap, Inc. Class A*	131,943	8,663,377
Tencent Holdings Ltd. ADR	129,240	11,269,728
		61,329,568
Internet & Direct Marketing Retail 11.9%
Amazon.com, Inc.*	12,362	38,234,800
Booking Holdings, Inc.*	7,523	17,517,381
Delivery Hero SE*(c)	26,715	3,413,631
Farfetch Ltd. Class A*	218,685	14,406,968
JD.com, Inc. ADR*	256,993	24,123,933
		97,696,713
IT Services 8.0%
Adyen NV*(c)	2,108	4,918,774
EPAM Systems, Inc.*	51,970	19,416,512
MasterCard, Inc. Class A	57,176	20,231,728
	Number of Shares	Value
Shopify, Inc. Class A*	1,617	$2,071,328
Visa, Inc. Class A	92,266	19,596,376
		66,234,718
Life Sciences Tools & Services 1.1%
IQVIA Holdings, Inc.*	45,600	8,791,224
Machinery 3.5%
Deere & Co.	82,349	28,749,683
Media 0.5%
New York Times Co. Class A	80,078	4,097,591
Personal Products 4.9%
Estee Lauder Cos., Inc. Class A	68,502	19,581,982
L'Oreal SA	57,800	21,094,091
		40,676,073
Professional Services 1.6%
Dun & Bradstreet Holdings, Inc.*	230,734	5,043,845
IHS Markit Ltd.	89,513	8,070,492
		13,114,337
Real Estate Management & Development 1.0%
Sunac Services Holdings Ltd.*(c)	2,460,000	7,928,885
Road & Rail 2.0%
Canadian Pacific Railway Ltd.	47,388	16,872,971
Semiconductors & Semiconductor Equipment 7.4%
ASML Holding NV	86,500	49,053,285
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	96,541	12,158,374
		61,211,659
Software 20.9%
Atlassian Corp. PLC Class A*	42,426	10,084,660
AvidXchange, Inc.*(a)(b)(f)	10,202	687,528
Cadence Design Systems, Inc.*	29,773	4,200,673
	Number of Shares	Value
Constellation Software, Inc.	25,000	$32,369,165
Duck Creek Technologies, Inc.*(a)	278,652	13,180,240
Dynatrace, Inc.*	81,921	4,076,389
Fair Isaac Corp.*	57,014	26,086,756
Intuit, Inc.	25,117	9,799,146
Microsoft Corp.	209,807	48,754,951
Nuance Communications, Inc.*	175,609	7,832,161
ServiceNow, Inc.*	23,133	12,340,530
Topicus.com, Inc.*	46,495	2,413,531
		171,825,730
Specialty Retail 2.3%
American Eagle Outfitters, Inc.	508,972	13,080,580
RH*	12,654	6,205,142
		19,285,722
Textiles, Apparel & Luxury Goods 9.9%
LVMH Moet Hennessy Louis Vuitton SE	53,962	34,191,346
NIKE, Inc. Class B	232,647	31,356,164
Puma SE	147,800	15,738,311
		81,285,821
Trading Companies & Distributors 2.1%
IMCD NV	142,700	17,557,027
Wireless Telecommunication Services 2.8%
T-Mobile U.S., Inc.*	190,149	22,812,176
Total Common Stocks (Cost $588,258,418)		801,813,521
	Number of Units
Master Limited Partnerships and Limited Partnerships 0.0%(d)
Professional Services 0.0%(d)
CC DNB Holdings, L.P. PIPE*(a)(b)(f) (Cost $—)	230,734	—

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Preferred Stocks 2.1%
Hotels, Restaurants & Leisure 0.4%
Sweetgreen, Inc. Ser. D*(a)(b)(f)	250,000	$2,250,000
Sweetgreen, Inc. Ser. I*(a)(b)(f)	27,151	464,282
Sweetgreen, Inc. Ser. J*(a)(b)(f)	20,645	353,030
		3,067,312
	Number of Shares	Value
Software 1.7%
AvidXchange, Inc. Ser. F*(a)(b)(f)	40,808	$2,750,112
DoubleVerify Ser. A*(a)(b)(f)	174,304	999,999
Pride Parent, Inc. Ser. A*(a)(b)(f)	314	10,990,000
		14,740,111
Total Preferred Stocks (Cost $17,807,393)		17,807,423
Warrants 0.0%(d)
Hotels, Restaurants & Leisure 0.0%(d)
Sweetgreen, Inc. Ser. J Expires 1/21/2026*(a)(b)(f) (Cost $—)	1	—
	Number of Shares	Value
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(e) (Cost $8,011,356)	8,011,356	$8,011,356
Total Investments 100.5% (Cost $614,077,167)		827,632,300
Liabilities Less Other Assets (0.5)%		(4,634,566)
Net Assets 100.0%		$822,997,734

*  Non-income producing security.

(a)  Security fair valued as of February 28, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2021 amounted to $34,776,663, which represents 4.2% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2021 amounted to $16,261,290, which represents 2.0% of net assets of the Fund.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  Represents 7-day effective yield as of February 28, 2021.

(f)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

At February 28, 2021, these securities amounted to $21,596,423, which represents 2.6% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 2/28/2021	Fair Value Percentage of Net Assets as of 2/28/2021
AvidXchange, Inc.	4/7/2020	$500,020	0.1%	$687,528	0.1%
AvidXchange, Inc. (Ser. F Preferred Shares)	4/7/2020	2,000,082	0.3%	2,750,112	0.3%
CC DNB Holdings, L.P. PIPE	7/6/2020	—	0.0%	—	0.0%
DoubleVerify (Ser. A Preferred Shares)	11/18/2020	999,999	0.1%	999,999	0.1%
LegalZoom.com, Inc.	8/22/2018	2,819,507	0.4%	3,101,472	0.4%
Pride Parent, Inc. (Ser. A Preferred Shares)	1/19/2021	10,990,000	1.4%	10,990,000	1.3%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	3,000,000	0.4%	2,250,000	0.3%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	464,282	0.1%	464,282	0.1%
Sweetgreen, Inc. (Ser. J Preferred Shares)	1/21/2021	353,030	0.0%	353,030	0.0%
Sweetgreen, Inc. (Ser. J Warrants)	1/21/2021	—	0.0%	—	0.0%
Total		$21,126,920	2.8%	$21,596,423	2.6%

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$506,559,336	61.5%
Netherlands	73,942,617	9.0%
France	55,285,437	6.7%
Canada	51,313,464	6.2%
China	43,322,546	5.2%
United Kingdom	37,659,274	4.6%
Germany	19,151,942	2.3%
Switzerland	16,232,347	2.0%
Taiwan	12,158,374	1.5%
Indonesia	3,995,607	0.5%
Short-Term Investments and Other Liabilities—Net	3,376,790	0.5%
	$822,997,734	100.0%

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services & Supplies	$—	$—	$3,101,472	$3,101,472
Food Products	—	16,232,347	—	16,232,347
IT Services	61,315,944	4,918,774	—	66,234,718
Internet & Direct Marketing Retail	94,283,082	3,413,631	—	97,696,713
Personal Products	19,581,982	21,094,091	—	40,676,073
Software	157,957,962	13,180,240	687,528	171,825,730
Textiles, Apparel & Luxury Goods	31,356,164	49,929,657	—	81,285,821
Trading Companies & Distributors	—	17,557,027	—	17,557,027
Other Common Stocks(a)	307,203,620	—	—	307,203,620
Total Common Stocks	671,698,754	126,325,767	3,789,000	801,813,521
Master Limited Partnerships and Limited Partnerships(a)	—	—	—	—
Preferred Stocks(a)	—	—	17,807,423	17,807,423
Warrants(a)	—	—	—	—
Short-Term Investments	—	8,011,356	—	8,011,356
Total Investments	$671,698,754	$134,337,123	$21,596,423	$827,632,300

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio as well as a Positions by Country Summary.

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2021
Investments in securities:
(000's omitted)
Common Stocks(c)	$3,445	$—	$—	$344	$—	$—	$—	$—	$3,789	$344
Preferred Stocks(c)	5,464	—	—	—	12,343	—	—	—	17,807	—
Warrants(c)	—	—	—	—	—	—	—	—	—	—
Total	$8,909	$—	$—	$344	$12,343	$—	$—	$—	$21,596	$344

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2021	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(e)	Impact to valuation from increase in input(f)
Common Stocks	$3,789,000	Market Comparables	Enterprise value/ Revenue multiple(d) (EV/Revenue)	5.8x - 14.0x	7.2x	Increase
Preferred Stocks	5,000,112	Market Comparables	Enterprise value/ Revenue multiple(d) (EV/Revenue)	4.3x - 14.0x	9.6x	Increase
	12,807,311	Market Approach	Transaction Price	$5.7371 - $35,000.00	$30,035.17	Increase
Warrants	0	Market Approach	Acquisition Price	$0.00	$0.00	Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  The weighted averages disclosed in the table above were weighted by relative fair value.

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 99.5%
Air Freight & Logistics 0.6%
Forward Air Corp.	815,412	$69,937,887
Airlines 1.0%
Allegiant Travel Co.	476,429	120,150,630
Auto Components 3.4%
Fox Factory Holding Corp.*	1,952,882	248,308,946
LCI Industries	971,418	136,911,653
XPEL, Inc.*	703,771	34,027,328
		419,247,927
Banks 9.9%
Bank of Hawaii Corp.	1,860,712	162,812,300
BOK Financial Corp.	1,060,588	91,274,203
Columbia Banking System, Inc.	2,138,594	94,718,328
Community Bank System, Inc.	1,903,191	135,488,167
Cullen/Frost Bankers, Inc.	1,110,856	115,973,367
CVB Financial Corp.	4,014,108	85,942,052
First Financial Bankshares, Inc.	3,376,655	150,801,413
First Hawaiian, Inc.	2,969,448	82,817,905
Glacier Bancorp, Inc.	2,525,716	136,893,807
Lakeland Financial Corp.	1,057,234	72,896,284
Prosperity Bancshares, Inc.	1,322,647	97,174,875
		1,226,792,701
Biotechnology 2.1%
Abcam PLC	2,494,733	58,947,231
Emergent BioSolutions, Inc.*	2,126,804	204,173,184
		263,120,415
	Number of Shares	Value
Building Products 1.8%
AAON, Inc.	2,134,512	$164,570,875
CSW Industrials, Inc.	510,565	64,111,647
		228,682,522
Capital Markets 2.8%
Artisan Partners Asset Management, Inc. Class A	959,989	45,599,478
FactSet Research Systems, Inc.	124,732	37,907,302
Hamilton Lane, Inc. Class A	584,606	52,263,776
Houlihan Lokey, Inc.	1,017,679	64,683,677
MarketAxess Holdings, Inc.	273,516	152,058,485
		352,512,718
Chemicals 2.2%
Chase Corp.(a)	577,796	62,217,073
NewMarket Corp.	72,394	27,435,878
Quaker Chemical Corp.	657,754	185,736,575
		275,389,526
Commercial Services & Supplies 4.8%
Driven Brands Holdings, Inc.*	1,196,805	34,108,942
IAA, Inc.*	2,185,190	128,117,690
MSA Safety, Inc.	1,086,994	174,995,164
Rollins, Inc.	3,154,511	104,635,130
Tetra Tech, Inc.	1,094,165	151,399,611
		593,256,537
Communications Equipment 0.9%
NetScout Systems, Inc.*(a)	4,223,075	119,175,176
Construction & Engineering 1.1%
Valmont Industries, Inc.	606,986	143,570,399
	Number of Shares	Value
Construction Materials 1.1%
Eagle Materials, Inc.	1,081,816	$135,638,090
Containers & Packaging 1.0%
AptarGroup, Inc.	955,798	124,320,646
Distributors 2.6%
Pool Corp.	962,949	322,366,437
Diversified Consumer Services 1.1%
Bright Horizons Family Solutions, Inc.*	856,168	136,695,783
Electrical Equipment 0.5%
Array Technologies, Inc.*	1,212,374	44,954,828
Shoals Technologies Group, Inc. Class A*	645,500	21,056,210
		66,011,038
Electronic Equipment, Instruments & Components 7.0%
Cognex Corp.	1,660,392	137,131,775
Littelfuse, Inc.	657,534	171,103,497
National Instruments Corp.	1,099,305	48,809,142
Novanta, Inc.*	1,312,744	173,715,414
Rogers Corp.*(a)	1,042,456	189,184,915
Zebra Technologies Corp. Class A*	300,604	150,130,656
		870,075,399
Food & Staples Retailing 0.7%
Grocery Outlet Holding Corp.*	2,334,319	84,012,141
Food Products 1.2%
Lancaster Colony Corp.	601,077	104,990,120
Utz Brands, Inc.	1,686,157	42,609,187
		147,599,307

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Health Care Equipment & Supplies 6.2%
Atrion Corp.(a)	125,002	$78,113,750
Haemonetics Corp.*	1,890,338	239,127,757
IDEXX Laboratories, Inc.*	261,543	136,046,823
Neogen Corp.*	729,597	59,768,586
West Pharmaceutical Services, Inc.	904,448	253,833,331
		766,890,247
Health Care Providers & Services 1.7%
Chemed Corp.	399,884	178,032,356
National Research Corp.	682,615	35,270,717
		213,303,073
Health Care Technology 0.7%
Certara, Inc.*	725,932	25,153,544
Simulations Plus, Inc.	830,310	59,549,833
		84,703,377
Hotels, Restaurants & Leisure 1.0%
Texas Roadhouse, Inc.	1,343,345	122,083,194
Household Products 2.2%
Church & Dwight Co., Inc.	1,335,061	105,136,054
WD-40 Co.	546,422	170,347,058
		275,483,112
Insurance 1.5%
AMERISAFE, Inc.(a)	1,064,052	62,268,323
RLI Corp.	1,211,310	126,388,085
		188,656,408
IT Services 1.3%
Computer Services, Inc.	899,351	53,961,060
Jack Henry & Associates, Inc.	711,471	105,610,755
		159,571,815
	Number of Shares	Value
Life Sciences Tools & Services 2.9%
Bio-Techne Corp.	779,323	$281,873,336
ICON PLC*	435,681	78,718,843
		360,592,179
Machinery 6.2%
Graco, Inc.	1,491,033	103,403,139
Kadant, Inc.	525,114	91,369,836
Lindsay Corp.(a)	573,289	91,869,562
Nordson Corp.	533,423	102,635,919
Omega Flex, Inc.	58,220	10,042,950
RBC Bearings, Inc.*	981,360	195,349,522
Toro Co.	1,707,043	172,018,723
		766,689,651
Media 3.6%
Cable One, Inc.	76,315	146,131,778
Nexstar Media Group, Inc. Class A	1,419,710	195,281,110
TechTarget, Inc.*	1,275,400	106,661,702
		448,074,590
Multiline Retail 0.3%
Ollie's Bargain Outlet Holdings, Inc.*	432,674	35,773,486
Professional Services 1.7%
Exponent, Inc.	2,180,839	210,385,538
Real Estate Management & Development 1.3%
FirstService Corp.	1,092,977	165,334,631
Semiconductors & Semiconductor Equipment 5.9%
CMC Materials, Inc.	1,023,998	174,591,659
Lattice Semiconductor Corp.*	3,645,152	175,404,714
MKS Instruments, Inc.	904,515	149,154,524
Power Integrations, Inc.	2,715,316	239,952,475
		739,103,372
	Number of Shares	Value
Software 11.3%
Altair Engineering, Inc. Class A*	1,024,521	$63,100,248
American Software, Inc. Class A(a)	1,540,131	31,110,646
Aspen Technology, Inc.*	1,789,040	269,268,410
Fair Isaac Corp.*	465,135	212,822,519
Manhattan Associates, Inc.*	2,209,072	271,605,402
Model N, Inc.*(a)	1,866,248	79,035,603
Qualys, Inc.*	1,600,728	155,526,733
SPS Commerce, Inc.*	1,062,498	107,025,424
Tyler Technologies, Inc.*	353,360	163,754,091
Vertex, Inc. Class A*(a)	1,656,810	50,946,908
		1,404,195,984
Specialty Retail 4.1%
Asbury Automotive Group, Inc.*	906,000	153,521,700
Floor & Decor Holdings, Inc. Class A*	1,229,609	116,923,520
Lithia Motors, Inc. Class A	361,927	135,342,602
Petco Health & Wellness Co., Inc.*	1,361,498	27,134,655
Tractor Supply Co.	463,198	73,629,954
		506,552,431
Trading Companies & Distributors 1.8%
Richelieu Hardware Ltd.(b)	1,639,035	47,112,919
SiteOne Landscape Supply, Inc.*	516,685	81,899,739

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Transcat, Inc.*	205,358	$9,206,199
Watsco, Inc.	381,980	92,859,338
		231,078,195
Total Common Stocks (Cost $5,323,037,174)		12,377,026,562
Short-Term Investments 0.6%
Investment Companies 0.6%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)	5,623,192	5,623,192
	Number of Shares	Value
State Street Institutional Treasury Plus Money Market Fund Premier Class, 0.03%(c)	74,855,829	$74,855,829
Total Short-Term Investments (Cost $80,479,021)		80,479,021
Total Investments 100.1% (Cost $5,403,516,195)		12,457,505,583
Liabilities Less Other Assets (0.1)%		(18,385,819)
Net Assets 100.0%		$12,439,119,764

*  Non-income producing security.

(a)  Affiliated company (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of February 28, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2021 amounted to $47,112,919, which represents 0.4% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Trading Companies & Distributors	$183,965,276	$47,112,919	$—	$31,078,195
Other Common Stocks(a)	12,145,948,367	—	—	12,145,948,367
Total Common Stocks	12,329,913,643	47,112,919	—	12,377,026,562
Short-Term Investments	—	80,479,021	—	80,479,021
Total Investments	$12,329,913,643	$127,591,940	$—	$12,457,505,583

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited)
February 28, 2021

	Number of Shares	Value
Common Stocks 97.7%
Australia 3.4%
Charter Hall Long Wale REIT	10,017	$35,609
Goodman Group	5,188	66,106
		101,715
Canada 3.9%
Allied Properties Real Estate Investment Trust	703	21,191
Brookfield Asset Management, Inc. Class A	806	32,554
Canadian Apartment Properties REIT	725	29,077
Summit Industrial Income REIT	3,293	34,985
		117,807
China 2.4%
China Resources Land Ltd.	9,000	42,758
GDS Holdings Ltd. Class A*	2,400	30,385
		73,143
France 1.1%
ARGAN SA	336	35,069
Germany 2.7%
Deutsche Wohnen SE	962	45,217
LEG Immobilien AG	262	35,746
		80,963
Hong Kong 3.9%
Henderson Land Development Co. Ltd.	13,000	56,482
Sun Hung Kai Properties Ltd.	3,769	60,545
		117,027
Japan 11.6%
LaSalle Logiport REIT	49	73,871
Mitsubishi Estate Co. Ltd.	6,585	113,544
Mitsui Fudosan Logistics Park, Inc.	14	68,164
	Number of Shares	Value
Nomura Real Estate Holdings, Inc.	4,215	$94,862
		350,441
Singapore 3.9%
Keppel DC REIT	13,775	28,203
Mapletree Industrial Trust	9,939	19,827
UOL Group Ltd.	12,400	68,724
		116,754
Spain 1.4%
Cellnex Telecom SA(a)	756	41,134
United Kingdom 10.4%
British Land Co. PLC	4,986	34,082
Safestore Holdings PLC	5,901	65,680
Segro PLC	10,334	131,185
UNITE Group PLC*	6,142	83,195
		314,142
United States 53.0%
American Homes 4 Rent Class A	763	23,760
American Tower Corp.	626	135,297
Apartment Income REIT Corp.	729	29,802
Apartment Investment & Management Co. Class A	729	3,470
Boston Properties, Inc.	460	45,600
Camden Property Trust	223	23,225
Crown Castle International Corp.	696	108,402
CyrusOne, Inc.	396	25,989
Digital Realty Trust, Inc.	475	63,997
Douglas Emmett, Inc.	907	29,704
Duke Realty Corp.	1,215	47,689
Equinix, Inc.	121	78,449
Equity LifeStyle Properties, Inc.	803	49,505
Equity Residential	1,282	83,856
	Number of Shares	Value
Essex Property Trust, Inc.	228	$58,092
Extra Space Storage, Inc.	348	43,744
Healthcare Trust of America, Inc. Class A	981	26,644
Healthpeak Properties, Inc.	1,363	39,650
Highwoods Properties, Inc.	705	28,172
Host Hotels & Resorts, Inc.	2,504	41,541
Invitation Homes, Inc.	1,061	30,918
National Retail Properties, Inc.	860	37,702
Omega Healthcare Investors, Inc.	573	21,281
Prologis, Inc.	1,114	110,364
Public Storage	292	68,310
Regency Centers Corp.	1,215	66,558
SBA Communications Corp.	207	52,812
Simon Property Group, Inc.	693	78,254
Spirit Realty Capital, Inc.	923	39,707
Welltower, Inc.	870	59,073
Weyerhaeuser Co.	1,412	47,824
		1,599,391
Total Common Stocks (Cost $2,804,926)		2,947,586
Short-Term Investments 2.1%
Investment Companies 2.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b) (Cost $61,980)	61,980	61,980
Total Investments 99.8% (Cost $2,866,906)		3,009,566
Other Assets Less Liabilities 0.2%		5,897
Net Assets 100.0%		$3,015,463

*  Non-income producing security.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) (cont'd)

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2021 amounted to $41,134, which represents 1.4% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2021.

POSITIONS BY SECTOR

Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$1,010,745	33.5%
Industrial & Office REITs	638,056	21.1%
Real Estate Holding & Development	550,432	18.2%
Residential REITs	414,900	13.8%
Retail REITs	222,221	7.4%
Diversified REITs	69,691	2.3%
Hotel & Lodging REITs	41,541	1.4%
Short-Term Investments and Other Assets—Net	67,877	2.3%
	$3,015,463	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
France	$—	$35,069	$—	$35,069
Germany	—	80,963	—	80,963
Spain	—	41,134	—	41,134
United Kingdom	—	314,142	—	314,142
Other Common Stocks(a)	2,476,278	—	—	2,476,278
Total Common Stocks	2,476,278	471,308	—	2,947,586
Short-Term Investments	—	61,980	—	61,980
Total Investments	$2,476,278	$533,288	$—	$3,009,566

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited)
February 28, 2021

	Number of Shares	Value
Common Stocks 98.3%
Auto Components 0.6%
Minth Group Ltd.	86,000	$378,085
Automobiles 0.6%
Brilliance China Automotive Holdings Ltd.	400,000	358,927
Banks 4.8%
China Merchants Bank Co. Ltd., H Shares	372,000	2,856,023
Beverages 4.4%
China Resources Beer Holdings Co. Ltd.	140,000	1,055,896
Kweichow Moutai Co. Ltd. Class A	4,678	1,537,208
		2,593,104
Biotechnology 1.3%
Akeso, Inc.*(a)	120,000	787,474
Chemicals 3.4%
Jiangsu Eastern Shenghong Co. Ltd. Class A	312,200	686,260
Zhejiang Satellite Petrochemical Co. Ltd. Class A	200,070	1,350,627
		2,036,887
Commercial Services & Supplies 1.0%
China Everbright International Ltd.	1,000,000	572,427
Construction Materials 6.0%
China National Building Material Co. Ltd., H Shares	2,346,000	3,556,906
Containers & Packaging 2.2%
Yunnan Energy New Material Co. Ltd. Class A	80,000	1,312,817
Diversified Consumer Services 3.2%
New Oriental Education & Technology Group, Inc.*	6,400	1,127,939
	Number of Shares	Value
New Oriental Education & Technology Group, Inc. ADR*	4,216	$748,846
		1,876,785
Electronic Equipment, Instruments & Components 1.3%
Sunny Optical Technology Group Co. Ltd.	32,000	800,366
Food Products 4.1%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	253,000	1,692,672
New Hope Liuhe Co. Ltd. Class A	197,008	734,053
		2,426,725
Household Durables 12.5%
Gree Electric Appliances, Inc. of Zhuhai Class A	445,000	4,064,241
Haier Smart Home Co. Ltd., H Shares*	585,000	2,224,922
Midea Group Co. Ltd. Class A	80,000	1,152,694
		7,441,857
Insurance 6.7%
China Pacific Insurance Group Co. Ltd., H Shares	510,000	2,344,049
Ping An Insurance Group Co. of China Ltd., H Shares	136,000	1,670,971
		4,015,020
Interactive Media & Services 6.2%
Tencent Holdings Ltd.	43,000	3,672,750
Internet & Direct Marketing Retail 12.0%
Alibaba Group Holding Ltd.*	172,000	5,153,492
JD.com, Inc., Class A*	43,000	1,995,758
		7,149,250
	Number of Shares	Value
Machinery 10.1%
Weichai Power Co. Ltd., H Shares	1,175,000	$3,438,751
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	1,168,550	2,601,199
		6,039,950
Pharmaceuticals 6.0%
CanSino Biologics, Inc., H Shares*(a)	42,800	2,036,138
CSPC Pharmaceutical Group Ltd.	1,496,000	1,562,261
		3,598,399
Real Estate Management & Development 4.4%
China Resources Land Ltd.	550,000	2,612,987
Specialty Retail 3.7%
China Yongda Automobiles Services Holdings Ltd.	1,525,000	2,221,699
Textiles, Apparel & Luxury Goods 3.8%
Shenzhou International Group Holdings Ltd.	109,000	2,263,909
Total Common Stocks (Cost $45,049,431)		58,572,347
Short-Term Investments 0.1%
Investment Companies 0.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b) (Cost $82,058)	82,058	82,058
Total Investments 98.4% (Cost $45,131,489)		58,654,405
Other Assets Less Liabilities 1.6%		945,735
Net Assets 100.0%		$59,600,140

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2021 amounted to $2,823,612, which represents 4.7% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited) (cont'd)

(b)  Represents 7-day effective yield as of February 28, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$58,572,347	$—	$—	$58,572,347
Short-Term Investments	—	82,058	—	82,058
Total Investments	$58,572,347	$82,058	$—	$58,654,405

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 95.1%
Aerospace & Defense 1.7%
L3Harris Technologies, Inc.	156,355	$28,442,538
Air Freight & Logistics 0.3%
FedEx Corp.	19,765	5,030,192
Banks 2.4%
Citigroup, Inc.	629,355	41,461,907
Beverages 2.0%
Keurig Dr Pepper, Inc.	1,130,000	34,487,600
Biotechnology 1.0%
Gilead Sciences, Inc.	290,000	17,806,000
Capital Markets 6.4%
BlackRock, Inc.	25,400	17,640,300
Blackstone Group, Inc. Class A	376,430	26,060,249
Brookfield Asset Management, Inc. Class A	604,775	24,402,671
CME Group, Inc.	111,120	22,190,664
Tradeweb Markets, Inc. Class A	273,000	19,871,670
		110,165,554
Chemicals 2.9%
Air Products & Chemicals, Inc.	57,700	14,749,274
Ashland Global Holdings, Inc.	417,220	35,096,546
		49,845,820
Commercial Services & Supplies 2.3%
LegalZoom.com, Inc.*(a)(b)(e)	2,176,736	23,581,452
Waste Management, Inc.	140,690	15,601,114
		39,182,566
Electric Utilities 1.5%
NextEra Energy, Inc.	354,995	26,085,033
Electronic Equipment, Instruments & Components 2.1%
CDW Corp.	224,000	35,143,360
Entertainment 3.0%
Activision Blizzard, Inc.	332,895	31,828,091
Spotify Technology SA*	63,000	19,364,940
		51,193,031
	Number of Shares	Value
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	61,950	$20,505,450
Walmart, Inc.	138,655	18,014,058
		38,519,508
Food Products 0.4%
Mondelez International, Inc. Class A	127,840	6,795,974
Health Care Equipment & Supplies 4.2%
Baxter International, Inc.	263,455	20,467,819
Becton, Dickinson & Co.	71,335	17,202,435
DexCom, Inc.*	26,440	10,517,303
Medtronic PLC	207,295	24,247,296
		72,434,853
Health Care Providers & Services 3.0%
Humana, Inc.	49,370	18,743,321
UnitedHealth Group, Inc.	96,370	32,016,041
		50,759,362
Hotels, Restaurants & Leisure 2.2%
McDonald's Corp.	185,855	38,312,150
Interactive Media & Services 7.3%
Alphabet, Inc. Class A*	40,305	81,493,083
Facebook, Inc. Class A*	132,450	34,121,769
Pinterest, Inc. Class A*	119,195	9,604,733
		125,219,585
Internet & Direct Marketing Retail 6.5%
Alibaba Group Holding Ltd. ADR*	46,830	11,134,301
Amazon.com, Inc.*	21,515	66,544,389
Chewy, Inc. Class A*	134,000	13,609,040
Expedia Group, Inc.	120,000	19,320,000
		110,607,730
IT Services 5.5%
Druva, Inc. Ser.4 Preference Shares*(a)(b)(e)	287,787	1,799,992
Fidelity National Information Services, Inc.	91,360	12,607,680
PayPal Holdings, Inc.*	46,365	12,047,945
	Number of Shares	Value
Repay Holdings Corp.*	371,390	$8,096,302
Visa, Inc. Class A	126,335	26,832,291
WEX, Inc.*	154,280	32,144,238
		93,528,448
Life Sciences Tools & Services 1.6%
Thermo Fisher Scientific, Inc.	58,725	26,430,948
Multi-Utilities 0.8%
WEC Energy Group, Inc.	168,615	13,597,114
Oil, Gas & Consumable Fuels 0.1%
Venture Global LNG, Inc. Ser. C*(a)(b)(e)	329	1,612,100
Pharmaceuticals 1.3%
Johnson & Johnson	143,890	22,800,809
Professional Services 5.9%
Dun & Bradstreet Holdings, Inc.*	1,430,550	31,271,823
Equifax, Inc.	177,005	28,653,570
IHS Markit Ltd.	467,495	42,149,349
		102,074,742
Road & Rail 1.8%
Uber Technologies, Inc.*	150,685	7,797,949
Union Pacific Corp.	114,690	23,621,552
		31,419,501
Software 19.4%
Adobe, Inc.*	77,195	35,484,226
Anaplan, Inc.*	500,100	32,501,499
Atlassian Corp. PLC Class A*	98,335	23,374,230
AvidXchange, Inc.*(a)(b)(e)	48,968	3,300,027
Duck Creek Technologies, Inc.*(a)	1,143,177	54,072,272
Duck Creek Technologies, Inc.*	25,871	1,223,698
Intuit, Inc.	22,135	8,635,749
Microsoft Corp.	358,930	83,408,153
salesforce.com, Inc.*	115,055	24,909,408
ServiceNow, Inc.*	67,690	36,109,907
Workday, Inc. Class A*	113,990	27,948,068
		330,967,237
Specialty Retail 1.8%
Home Depot, Inc.	120,955	31,247,515

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	524,135	$63,556,610
Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc. Class B	209,460	28,231,019
Total Common Stocks (Cost $980,214,428)		1,626,958,806
	Number of Units
Master Limited Partnerships and Limited Partnerships 0.0%(c)
Professional Services 0.0%(c)
CC DNB Holdings, L.P. PIPE*(a)(b)(e) (Cost $—)	1,430,550	—
	Number of Shares	Value
Preferred Stocks 4.0%
Hotels, Restuarants & Leisure 0.4%
Sweetgreen, Inc. Ser. D*(a)(b)(e)	626,667	$5,640,003
Sweetgreen, Inc. Ser. I*(a)(b)(e)	59,031	1,009,430
Sweetgreen, Inc. Ser. J*(a)(b)(e)	51,075	873,383
		7,522,816
Software 2.2%
AvidXchange, Inc. Ser. F*(a)(b)(e)	195,872	13,200,108
DoubleVerify Ser. A*(a)(b)(e)	174,304	999,999
Pride Parent, Inc. Ser. A*(a)(b)(e)	640	22,400,000
		36,600,107
Specialty Retail 1.4%
Fanatics, Inc. Ser. E*(a)(b)(e)	1,359,167	23,499,997
Total Preferred Stocks (Cost $65,902,892)		67,622,920
	Number of Shares	Value
Warrants 0.0%(c)
Hotels, Restaurants & Leisure 0.0%(c)
Sweetgreen, Inc. Ser. J Expires 1/21/2026*(a)(b)(e)	1	$—
Whole Earth Brands, Inc. Expires 6/25/2025*	142,005	276,910
Total Warrants (Cost $204,203)		276,910
Short-Term Investments 0.9%
Investment Companies 0.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(d) (Cost $15,521,217)	15,521,217	15,521,217
Total Investments 100.0% (Cost $1,061,842,740)		1,710,379,853
Liabilities Less Other Assets (0.0)%(c)		(772,699)
Net Assets 100.0%		$1,709,607,154

*  Non-income producing security.

(a)  Security fair valued as of February 28, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2021 amounted to $151,988,763, which represents 8.9% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  Represents less than 0.05% of net assets of the Fund.

(d)  Represents 7-day effective yield as of February 28, 2021.

(e)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At February 28, 2021, these securities amounted to $97,916,491, which represents 5.7% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 2/28/2021	Fair Value Percentage of Net Assets as of 2/28/2021
AvidXchange, Inc.	4/7/2020	$2,400,020	0.1%	$3,300,027	0.2%
AvidXchange, Inc. (Ser. F Preferred Shares)	4/7/2020	9,600,079	0.6%	13,200,108	0.7%

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 2/28/2021	Fair Value Percentage of Net Assets as of 2/28/2021
CC DNB Holdings, L.P. PIPE	7/6/2020	$—	0.0%	$—	0.0%
DoubleVerify (Ser. A, Preferred Shares)	11/8/2020	999,999	0.1%	999,999	0.1%
Druva, Inc. (Ser. 4 Preference Shares)	6/14/2019	1,500,003	0.1%	1,799,992	0.1%
Fanatics (Ser. E Preferred Shares)	8/13/2020	23,499,998	1.4%	23,499,997	1.4%
LegalZoom.com, Inc.	8/22/2018	21,437,584	1.3%	23,581,452	1.3%
Pride Parent, Inc. (Ser. A Preferred Shares)	1/19/2021	22,400,000	1.3%	22,400,000	1.3%
Sweetgreen, Inc. (Ser. D Preferred Shares)	11/30/2018	7,520,004	0.4%	5,640,003	0.3%
Sweetgreen, Inc. (Ser. I Preferred Shares)	9/13/2019	1,009,430	0.1%	1,009,430	0.1%
Sweetgreen, Inc. (Ser. J Preferred Shares)	1/21/2021	873,383	0.1%	873,383	0.1%
Sweetgreen, Inc. (Ser. J Warrants)	1/21/2021	—	0.0%	—	0.0%
Venture Global LNG, Inc. Ser. C	11/21/2018	2,303,000	0.1%	1,612,100	0.1%
Total		$93,543,500	5.6%	$97,916,491	5.7%

Derivative Instruments

Purchased option contracts ("options purchased")

At February 28, 2021, the Fund did not have any outstanding options purchased. For the six months ended February 28, 2021, the average market value for the months where the Fund had options purchased outstanding was $1,413,039.

Written option contracts ("options written")

At February 28, 2021, the Fund did not have any outstanding options written. For the six months ended February 28, 2021, the average market value for the months where the Fund had options written outstanding was $(688,461).

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Commercial Services & Supplies	$15,601,114	$—	$23,581,452	$39,182,566
IT Services	91,728,456	—	1,799,992	93,528,448
Oil, Gas & Consumable Fuels	—	—	1,612,100	1,612,100
Software	273,594,938	54,072,272	3,300,027	330,967,237
Other Common Stocks(a)	1,161,668,455	—	—	1,161,668,455
Total Common Stocks	1,542,592,963	54,072,272	30,293,571	1,626,958,806

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Master Limited Partnerships and Limited Partnerships(a)	$—	$—	$—	$—
Preferred Stocks(a)	—	—	67,622,920	67,622,920
Warrants(a)	276,910	—	—	276,910
Short-Term Investments	—	15,521,217	—	15,521,217
Total Investments	$1,542,869,873	$69,593,489	$97,916,491	$1,710,379,853

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2021
Investments in Securities: (000's omitted)
Common Stocks(c)	$27,550	$—	$—	$2,744	$—	$—	$—	$—	$30,294	$2,744
Preferred Stocks(c)	42,776	—	—	573	24,274	—	—	—	67,623	573
Warrants(c)	—	—	—	—	—	—	—	—	—	—
Total	$70,326	$—	$—	$3,317	$24,274	$—	$—	$—	$97,917	$3,317

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2021	Valuation approach	Unobservable input(s)	Input value/range	Weighted average(e)	Impact to valuation from increase in input(f)
Common Stocks	$1,612,100	Market Comparables	Enterprise value/EBITDA multiple(d) (EV/EBITDA)	12.5x	12.5x	Increase
	28,681,471	Market Comparables	Enterprise value/Revenue multiple(d) (EV/Revenue)	5.8x - 14.0x	7.0x	Increase
Preferred Stocks	18,840,111	Market Comparables	Enterprise value/Revenue multiple(d) (EV/Revenue)	4.3x - 14.0x	11.1x	Increase
	48,782,809	Market Approach	Transaction Price	$5.7371 - $35,000.00	$16,080.34	Increase
Warrants	—	Market Approach	Acquisition Price	$0.00	$0.00	Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  The weighted averages disclosed in the table above were weighted by relative fair value.

See Notes to Financial Statements

Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Other Financial Instruments

The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2021
Other Financial Instruments: (000's omitted)
Options Written(a)	$—	$—	$218	$(218)	$—	$—	$—	$—	$—	$—
Total	$—	$—	$218	$(218)	$—	$—	$—	$—	$—	$—

(a)  At the beginning of the period, these investments were valued in accordance with the procedures approved by the Board of Trustees. The Fund held no Level 3 investments at February 28, 2021.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^ (Unaudited)
February 28, 2021

	Number of Shares	Value
Common Stocks 100.2%
Auto Components 0.4%
Gentex Corp.	446	$15,780
Automobiles 0.5%
General Motors Co.	359	18,428
Banks 3.3%
Bank OZK	640	26,381
Citizens Financial Group, Inc.	881	38,271
JPMorgan Chase & Co.	378	55,630
		120,282
Beverages 0.5%
Constellation Brands, Inc. Class A	85	18,202
Biotechnology 1.0%
Regeneron Pharmaceuticals, Inc.*	79	35,595
Building Products 0.6%
Johnson Controls International PLC	370	20,642
Capital Markets 3.5%
Blackstone Group, Inc. Class A	352	24,369
Intercontinental Exchange, Inc.	296	32,652
Morgan Stanley	929	71,412
		128,433
Chemicals 1.2%
Air Products & Chemicals, Inc.	167	42,689
Communications Equipment 2.2%
Cisco Systems, Inc.	891	39,979
Motorola Solutions, Inc.	225	39,483
		79,462
Containers & Packaging 0.5%
Packaging Corp. of America	136	17,955
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc. Class B*	259	62,292
Diversified Telecommunication Services 1.0%
Verizon Communications, Inc.	670	37,051
Electric Utilities 0.9%
NextEra Energy, Inc.	432	31,743
	Number of Shares	Value
Electrical Equipment 1.9%
AMETEK, Inc.	204	$24,066
Eaton Corp. PLC	206	26,819
Emerson Electric Co.	229	19,671
		70,556
Electronic Equipment, Instruments & Components 2.4%
Amphenol Corp. Class A	347	43,611
TE Connectivity Ltd.	220	28,607
Zebra Technologies Corp. Class A*	33	16,481
		88,699
Energy Equipment & Services 0.4%
Cactus, Inc. Class A	515	16,413
Entertainment 1.1%
Electronic Arts, Inc.	293	39,253
Equity Real Estate Investment Trusts 2.8%
American Homes 4 Rent Class A	551	17,158
American Tower Corp.	93	20,100
Equity LifeStyle Properties, Inc.	274	16,892
Mid-America Apartment Communities, Inc.	125	16,842
Prologis, Inc.	331	32,792
		103,784
Food & Staples Retailing 1.8%
Walmart, Inc.	520	67,558
Health Care Equipment & Supplies 4.3%
Cooper Cos., Inc.	75	28,960
DexCom, Inc.*	51	20,287
Hill-Rom Holdings, Inc.	418	44,588
Medtronic PLC	560	65,503
		159,338
Health Care Providers & Services 1.3%
HCA Healthcare, Inc.	109	18,751
Humana, Inc.	80	30,372
		49,123
Health Care Technology 0.4%
Teladoc Health, Inc.*	71	15,697
Hotels, Restaurants & Leisure 1.2%
McDonald's Corp.	214	44,114
Household Durables 1.1%
Lennar Corp. Class A	474	39,328
Household Products 2.1%
Procter & Gamble Co.	637	78,689
	Number of Shares	Value
Independent Power and Renewable Electricity Producers 0.8%
Vistra Energy Corp.	1,611	$27,790
Industrial Conglomerates 1.7%
Honeywell International, Inc.	312	63,133
Insurance 2.9%
Aon PLC Class A	98	22,316
Assurant, Inc.	161	19,838
Hartford Financial Services Group, Inc.	447	22,658
Progressive Corp.	500	42,975
		107,787
Interactive Media & Services 4.7%
Alphabet, Inc. Class A*	85	171,862
Internet & Direct Marketing Retail 5.1%
Amazon.com, Inc.*	61	188,669
IT Services 2.5%
Fidelity National Information Services, Inc.	198	27,324
Visa, Inc. Class A	302	64,142
		91,466
Life Sciences Tools & Services 2.0%
PPD, Inc.*	168	5,890
Thermo Fisher Scientific, Inc.	154	69,312
		75,202
Machinery 1.8%
Caterpillar, Inc.	153	33,030
Dover Corp.	260	32,047
		65,077
Media 3.0%
Altice USA, Inc. Class A*	723	24,300
Cable One, Inc.	9	17,234
Comcast Corp. Class A	1,296	68,325
		109,859
Metals & Mining 1.0%
BHP Group PLC ADR	146	9,232
Steel Dynamics, Inc.	662	27,526
		36,758
Multi-Utilities 0.5%
Public Service Enterprise Group, Inc.	340	18,302
Oil, Gas & Consumable Fuels 2.4%
Cabot Oil & Gas Corp.	1,066	19,732
Cheniere Energy, Inc.*	290	19,543

See Notes to Financial Statements

Schedule of Investments Integrated Large Cap Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
EOG Resources, Inc.	334	$21,563
Pioneer Natural Resources Co.	172	25,554
		86,392
Pharmaceuticals 4.1%
Johnson & Johnson	552	87,470
Novartis AG ADR	196	16,839
Zoetis, Inc.	305	47,348
		151,657
Real Estate Management & Development 0.6%
CBRE Group, Inc. Class A*	286	21,670
Road & Rail 1.8%
CSX Corp.	719	65,824
Semiconductors & Semiconductor Equipment 5.7%
Analog Devices, Inc.	229	35,683
ASML Holding NV	88	49,904
Lam Research Corp.	51	28,927
QUALCOMM, Inc.	197	26,829
Texas Instruments, Inc.	394	67,874
		209,217
	Number of Shares	Value
Software 8.6%
Adobe, Inc.*	85	$39,072
Intuit, Inc.	74	28,870
Microsoft Corp.	949	220,529
ServiceNow, Inc.*	55	29,340
		317,811
Specialty Retail 2.5%
Academy Sports & Outdoors, Inc.*	432	10,351
Home Depot, Inc.	311	80,344
		90,695
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.	1,890	229,181
Textiles, Apparel & Luxury Goods 1.3%
NIKE, Inc. Class B	350	47,173
Tobacco 1.1%
Philip Morris International, Inc.	494	41,506
Trading Companies & Distributors 1.1%
United Rentals, Inc.*	135	40,146
	Number of Shares	Value
Wireless Telecommunication Services 0.7%
T-Mobile U.S., Inc.*	223	$26,753
Total Common Stocks (Cost $2,866,276)		3,685,036
Short-Term Investments 0.3%
Investment Companies 0.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $10,011)	10,011	10,011
Total Investments 100.5% (Cost $2,876,287)		3,695,047
Liabilities Less Other Assets (0.5)%		(18,150)
Net Assets 100.0%		$3,676,897

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$3,685,036	$—	$—	$3,685,036
Short-Term Investments	—	10,011	—	10,011
Total Investments	$3,685,036	$10,011	$—	$3,695,047

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 97.0%
Austria 1.5%
BAWAG Group AG*(a)	515,783	$26,627,568
Belgium 0.9%
KBC Group NV*	225,749	16,201,574
Canada 0.7%
Kinaxis, Inc.*	88,597	11,974,449
France 7.6%
Air Liquide SA	78,487	11,819,748
Arkema SA	67,090	7,395,844
Kering SA	21,113	13,352,893
Pernod- Ricard SA	163,941	31,121,176
Schneider Electric SE	177,972	26,317,492
Tele performance	74,613	26,432,052
TOTAL SE	333,484	15,550,398
		131,989,603
Germany 10.9%
adidas AG*	87,675	30,562,161
Brenntag SE	323,153	25,040,120
Deutsche Boerse AG	54,094	8,863,187
Gerresheimer AG	296,439	30,606,088
Infineon Technologies AG	416,040	18,102,609
QIAGEN NV*	268,985	13,449,250
SAP SE	27,083	3,349,807
SAP SE ADR	227,699	28,086,672
Scout24 AG(a)	317,932	23,981,398
Stabilus SA	105,880	7,955,794
		189,997,086
Hong Kong 3.6%
AIA Group Ltd.	1,607,400	20,112,058
HKBN Ltd.	3,771,300	5,474,777
Techtronic Industries Co. Ltd.	2,424,300	37,006,249
		62,593,084
India 1.4%
Infosys Ltd. ADR	1,446,892	24,770,791
Ireland 5.2%
CRH PLC	864,598	37,546,958
Kerry Group PLC Class A	257,137	30,939,163
	Number of Shares	Value
Smurfit Kappa Group PLC	493,670	$23,268,753
		91,754,874
Israel 1.8%
Check Point Software Technologies Ltd.*	278,808	30,735,794
Italy 1.0%
Nexi SpA*(a)	1,015,599	18,174,686
Japan 12.5%
Bridgestone Corp.	500,900	19,552,933
Daikin Industries Ltd.	112,300	21,828,941
Fujitsu Ltd.	60,800	8,761,086
Hoya Corp.	202,800	23,020,592
Ichigo, Inc.(b)	1,308,100	4,282,817
Kao Corp.	125,400	8,404,312
Otsuka Corp.	274,100	12,728,505
Sanwa Holdings Corp.	2,155,900	26,596,074
SCSK Corp.	282,500	16,616,868
Shionogi & Co. Ltd.	186,400	9,465,577
TechnoPro Holdings, Inc.	174,000	12,634,364
Terumo Corp.	351,500	13,028,533
Tokio Marine Holdings, Inc.	381,900	18,820,026
Toyota Motor Corp.	319,900	23,627,494
		219,368,122
Netherlands 8.3%
AerCap Holdings NV*	216,120	10,412,662
ASML Holding NV	46,691	26,479,455
Heineken NV	333,851	32,988,242
Intertrust NV(a)	567,306	9,246,514
Koninklijke DSM NV	51,280	8,455,335
Koninklijke Philips NV*	458,558	25,035,918
NXP Semiconductors NV	174,641	31,880,714
		144,498,840
Norway 0.8%
Sbanken ASA*(a)(b)	1,456,511	13,923,908
	Number of Shares	Value
Singapore 1.0%
DBS Group Holdings Ltd.	875,100	$17,483,624
Sweden 2.4%
Assa Abloy AB Class B	1,297,869	32,556,773
Autoliv, Inc.*	99,675	8,970,750
		41,527,523
Switzerland 13.0%
Julius Baer Group Ltd.	288,139	17,735,921
Lonza Group AG	29,906	18,863,072
Novartis AG	270,191	23,270,582
Partners Group Holding AG	16,106	19,283,209
Roche Holding AG	108,134	35,474,309
SGS SA	5,249	15,000,431
SIG Combibloc Group AG*	1,362,480	30,088,212
Sonova Holding AG*	103,835	26,573,033
Tecan Group AG	49,935	20,956,621
UBS Group AG	1,309,765	20,377,776
		227,623,166
United Kingdom 20.6%
Barratt Developments PLC*	955,374	8,878,619
Bunzl PLC	1,278,202	39,906,329
Clinigen Group PLC	1,426,104	14,164,211
DCC PLC	408,436	32,993,039
Diageo PLC	487,648	19,183,450
Electro components PLC	2,110,943	28,638,341
Fevertree Drinks PLC	592,293	18,805,913
Ibstock PLC*(a)	4,460,218	13,312,176
London Stock Exchange Group PLC	135,705	18,235,857
Prudential PLC	1,325,165	26,397,656

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Reckitt Benckiser Group PLC	323,545	$27,139,272
RELX PLC	1,190,768	28,175,999
Rightmove PLC*	963,932	7,602,509
Savills PLC*	301,932	4,873,253
Smith & Nephew PLC	1,078,420	20,944,178
St. James's Place PLC	889,344	14,668,856
Unilever PLC	457,044	23,742,538
Weir Group PLC*	419,263	11,634,881
		359,297,077
United States 3.8%
Aon PLC Class A	140,103	31,902,854
	Number of Shares	Value
Ferguson PLC	297,424	$35,188,545
		67,091,399
Total Common Stocks (Cost $1,338,718,258)		1,695,633,168
Short-Term Investments 3.9%
Investment Companies 3.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)	49,454,157	49,454,157
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.05%(c)(d)	18,969,160	$18,969,160
Total Short-Term Investments (Cost $68,423,317)		68,423,317
Total Investments 100.9% (Cost $1,407,141,575)		1,764,056,485
Liabilities Less Other Assets (0.9)%		(15,901,068)
Net Assets 100.0%		$1,748,155,417

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2021 amounted to $105,266,250, which represents 6.0% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at February 28, 2021. Total value of all such securities at February 28, 2021 amounted to $17,461,349 for the Fund (see Note A of Notes to Financial Statements).

(c)  Represents 7-day effective yield as of February 28, 2021.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$139,185,997	8.0%
Health Care Equipment & Supplies	108,602,254	6.2%
Beverages	102,098,781	5.8%
Capital Markets	99,164,806	5.7%
Life Sciences Tools & Services	98,039,242	5.6%
Insurance	97,232,594	5.6%
Professional Services	91,489,360	5.2%
IT Services	81,051,936	4.6%
Building Products	80,981,788	4.6%
Semiconductors & Semiconductor Equipment	76,462,778	4.4%
Banks	74,236,674	4.3%
Software	74,146,722	4.2%
Pharmaceuticals	68,210,468	3.9%
Machinery	56,596,924	3.2%
Containers & Packaging	53,356,965	3.1%
Construction Materials	50,859,134	2.9%
Textiles, Apparel & Luxury Goods	43,915,054	2.5%
Industrial Conglomerates	32,993,039	1.9%
Personal Products	32,146,850	1.8%
Interactive Media & Services	31,583,907	1.8%
Food Products	30,939,163	1.8%
Auto Components	28,523,683	1.6%
Chemicals	27,670,927	1.6%
Household Products	27,139,272	1.6%
Electrical Equipment	26,317,492	1.5%
Automobiles	23,627,494	1.4%
Oil, Gas & Consumable Fuels	15,550,398	0.9%
Real Estate Management & Development	9,156,070	0.5%
Household Durables	8,878,619	0.5%
Diversified Telecommunication Services	5,474,777	0.3%
Short-Term Investments and Other Liabilities—Net	52,522,249	3.0%
	$1,748,155,417	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$26,627,568	$—	$26,627,568
Belgium	—	16,201,574	—	16,201,574
France	—	131,989,603	—	131,989,603
Germany	41,535,922	148,461,164	—	189,997,086
Ireland	—	91,754,874	—	91,754,874
Italy	—	18,174,686	—	18,174,686
Netherlands	42,293,376	102,205,464	—	144,498,840
Norway	—	13,923,908	—	13,923,908
Sweden	8,970,750	32,556,773	—	41,527,523
Switzerland	—	227,623,166	—	227,623,166
United Kingdom	42,548,451	316,748,626	—	359,297,077
United States	31,902,854	35,188,545	—	67,091,399
Other Common Stocks(a)	366,925,864	—	—	366,925,864
Total Common Stocks	534,177,217	1,161,455,951	—	1,695,633,168
Short-Term Investments	—	68,423,317	—	68,423,317
Total Investments	$534,177,217	$1,229,879,268	$—	$1,764,056,485

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 97.9%
Austria 1.6%
BAWAG Group AG*(a)	46,263	$2,388,352
Belgium 0.9%
KBC Group NV*	19,615	1,407,731
France 8.6%
Air Liquide SA	6,760	1,018,022
Arkema SA	5,839	643,678
Kering SA	1,825	1,154,219
L'Oreal SA	1,962	716,031
Pernod-Ricard SA	11,965	2,271,335
Schneider Electric SE	18,013	2,663,660
Teleperformance	7,370	2,610,862
TOTAL SE	40,171	1,873,178
		12,950,985
Germany 10.8%
adidas AG*	7,577	2,641,226
Brenntag SE	28,347	2,196,521
Deutsche Boerse AG	6,544	1,072,220
Gerresheimer AG	29,912	3,088,289
Infineon Technologies AG	35,954	1,564,420
QIAGEN NV*	23,411	1,170,550
SAP SE	3,186	394,066
SAP SE ADR	21,056	2,597,258
Scout24 AG(a)	20,443	1,542,002
		16,266,552
Hong Kong 3.8%
AIA Group Ltd.	190,500	2,383,568
Techtronic Industries Co. Ltd.	219,100	3,344,499
		5,728,067
India 1.6%
Infosys Ltd. ADR	138,220	2,366,326
Ireland 5.6%
CRH PLC	84,518	3,670,369
Kerry Group PLC Class A	22,368	2,691,356
Smurfit Kappa Group PLC	42,902	2,022,153
		8,383,878
Israel 1.7%
Check Point Software Technologies Ltd.*	24,043	2,650,500
	Number of Shares	Value
Italy 1.0%
Nexi SpA*(a)	87,825	$1,571,675
Japan 11.9%
Bridgestone Corp.	53,500	2,088,405
Daikin Industries Ltd.	8,300	1,613,359
Fujitsu Ltd.	5,300	763,713
Hoya Corp.	18,900	2,145,410
Kao Corp.	15,200	1,018,704
Otsuka Corp.	23,900	1,109,855
Sanwa Holdings Corp.	148,900	1,836,892
SCSK Corp.	24,400	1,435,227
Shionogi & Co. Ltd.	21,800	1,107,026
Terumo Corp.	29,200	1,082,313
Tokio Marine Holdings, Inc.	33,000	1,626,240
Toyota Motor Corp.	29,700	2,193,612
		18,020,756
Netherlands 8.0%
AerCap Holdings NV*	18,739	902,845
ASML Holding NV	4,035	2,288,334
Heineken NV	28,574	2,823,433
Koninklijke DSM NV	4,464	736,049
Koninklijke Philips NV*	47,147	2,574,088
NXP Semiconductors NV	15,092	2,755,045
		12,079,794
Singapore 1.3%
DBS Group Holdings Ltd.	95,500	1,907,995
Sweden 2.2%
Assa Abloy AB Class B	98,775	2,477,750
Autoliv, Inc.*	8,672	780,480
		3,258,230
Switzerland 14.1%
Julius Baer Group Ltd.	29,879	1,839,153
Lonza Group AG	3,463	2,184,271
Novartis AG	29,851	2,570,960
Partners Group Holding AG	1,265	1,514,545
Roche Holding AG	12,434	4,079,083
SGS SA	575	1,643,217
SIG Combibloc Group AG*	120,224	2,654,957
	Number of Shares	Value
Sonova Holding AG*	10,681	$2,733,438
UBS Group AG	133,771	2,081,255
		21,300,879
United Kingdom 20.8%
Barratt Developments PLC*	124,676	1,158,657
Bunzl PLC	127,186	3,970,833
DCC PLC	41,177	3,326,236
Diageo PLC	42,474	1,670,873
Electro- components PLC	183,223	2,485,715
Fevertree Drinks PLC	51,336	1,629,971
London Stock Exchange Group PLC	11,827	1,589,296
Prudential PLC	128,254	2,554,855
Reckitt Benckiser Group PLC	33,230	2,787,365
RELX PLC	119,137	2,819,024
Rightmove PLC*	126,792	1,000,006
Smith & Nephew PLC	73,264	1,422,873
St. James's Place PLC	77,538	1,278,913
Unilever PLC	39,838	2,069,506
Weir Group PLC*	59,387	1,648,036
		31,412,159
United States 4.0%
Aon PLC Class A	12,221	2,782,844
Ferguson PLC	27,514	3,255,210
		6,038,054
Total Common Stocks (Cost $113,680,205)		147,731,933
Short-Term Investments 1.8%
Investment Companies 1.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b) (Cost $2,641,588)	2,641,588	2,641,588
Total Investments 99.7% (Cost $116,321,793)		150,373,521
Other Assets Less Liabilities 0.3%		486,752
Net Assets 100.0%		$150,860,273

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2021 amounted to $5,502,029, which represents 3.6% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2021.

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$12,811,124	8.5%
Health Care Equipment & Supplies	9,958,122	6.6%
Capital Markets	9,375,382	6.2%
Insurance	9,347,507	6.2%
Beverages	8,395,612	5.6%
Pharmaceuticals	7,757,069	5.1%
IT Services	7,246,796	4.8%
Professional Services	7,073,103	4.7%
Semiconductors & Semiconductor Equipment	6,607,799	4.4%
Life Sciences Tools & Services	6,443,110	4.3%
Building Products	5,928,001	3.9%
Banks	5,704,078	3.8%
Software	5,641,824	3.7%
Machinery	4,992,535	3.3%
Containers & Packaging	4,677,110	3.1%
Personal Products	3,804,241	2.5%
Textiles, Apparel & Luxury Goods	3,795,445	2.5%
Construction Materials	3,670,369	2.4%
Industrial Conglomerates	3,326,236	2.2%
Auto Components	2,868,885	1.9%
Household Products	2,787,365	1.8%
Food Products	2,691,356	1.8%
Electrical Equipment	2,663,660	1.8%
Interactive Media & Services	2,542,008	1.7%
Chemicals	2,397,749	1.6%
Automobiles	2,193,612	1.5%
Oil, Gas & Consumable Fuels	1,873,178	1.2%
Household Durables	1,158,657	0.8%
Short-Term Investments and Other Assets—Net	3,128,340	2.1%
	$150,860,273	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$2,388,352	$—	$2,388,352
Belgium	—	1,407,731	—	1,407,731
France	—	12,950,985	—	12,950,985
Germany	3,767,808	12,498,744	—	16,266,552
Ireland	—	8,383,878	—	8,383,878
Italy	—	1,571,675	—	1,571,675
Netherlands	3,657,890	8,421,904	—	12,079,794
Sweden	780,480	2,477,750	—	3,258,230
Switzerland	—	21,300,879	—	21,300,879
United Kingdom	3,699,477	27,712,682	—	31,412,159
United States	2,782,844	3,255,210	—	6,038,054
Other Common Stocks(a)	30,673,644	—	—	30,673,644
Total Common Stocks	45,362,143	102,369,790	—	147,731,933
Short-Term Investments	—	2,641,588	—	2,641,588
Total Investments	$45,362,143	$105,011,378	$—	$150,373,521

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 91.6%
Australia 3.5%
ARB Corp. Ltd.	1,273	$32,833
Corporate Travel Management Ltd.	1,454	22,678
Hansen Technologies Ltd.	5,310	16,752
Steadfast Group Ltd.	5,030	15,442
		87,705
Austria 0.4%
Schoeller-Bleckmann Oilfield Equipment AG	194	9,156
Belgium 1.5%
Nyxoah SA*	295	7,541
Shurgard Self Storage SA	580	27,577
Unifiedpost Group SA*	98	2,329
		37,447
Canada 4.5%
Colliers International Group, Inc.	347	35,960
Computer Modelling Group Ltd.	1,848	8,292
Descartes Systems Group, Inc.*	309	18,092
Enghouse Systems Ltd.	494	21,451
Kinaxis, Inc.*	213	28,788
		112,583
Denmark 2.3%
Chemometec A/S	200	18,452
Schouw & Co. A/S	233	23,532
SimCorp A/S	127	15,422
		57,406
Finland 1.1%
Kemira OYJ	1,638	26,494
France 7.1%
Esker SA	95	23,756
Interparfums SA*	559	32,341
Lectra	725	24,733
Lumibird*	899	17,637
Pharmagest Interactive	176	20,811
Sopra Steria Group	132	21,451
Tikehau Capital SCA(a)	553	16,188
Virbac SA*	81	19,791
		176,708
	Number of Shares	Value
Germany 4.7%
Dermapharm Holding SE	316	$22,449
Jenoptik AG	512	16,466
Nexus AG	366	23,857
Stabilus SA	218	16,380
STRATEC SE	131	18,659
Washtec AG*	320	18,853
		116,664
Ireland 1.0%
Uniphar PLC	8,291	24,609
Italy 2.6%
Carel Industries SpA(b)	1,520	31,498
Cerved Group SpA*	2,163	17,528
GVS SpA*(b)	787	15,748
		64,774
Japan 17.2%
Aeon Delight Co. Ltd.	650	19,361
Amano Corp.	1,000	22,403
Ariake Japan Co. Ltd.	300	18,603
Azbil Corp.	700	29,715
Broadleaf Co. Ltd.	2,100	9,772
CKD Corp.	500	10,751
Digital Arts, Inc.	100	9,166
EM Systems Co. Ltd.	1,000	7,899
Konishi Co. Ltd.	900	13,872
Medikit Co. Ltd.	400	12,759
Nagaileben Co. Ltd.	600	14,747
Nakanishi, Inc.	900	17,199
Nichias Corp.	800	18,665
Nihon Parkerizing Co. Ltd.	1,700	17,160
Nohmi Bosai Ltd.	1,300	26,318
Okamoto Industries, Inc.	300	11,300
Optex Group Co. Ltd.	700	10,428
Prestige International, Inc.	3,400	23,667
Relo Group, Inc.	1,100	25,891
SHO-BOND Holdings Co. Ltd.	700	30,536
Shoei Co. Ltd.	1,000	37,619
Software Service, Inc.	100	10,254
Sun Frontier Fudousan Co. Ltd.	1,400	12,503
TKC Corp.	300	17,787
		428,375
Jersey 0.8%
Sanne Group PLC	2,505	20,610
	Number of Shares	Value
Korea 1.3%
CJ ENM Co. Ltd.	42	$5,170
Dentium Co. Ltd.*	294	16,015
Innocean Worldwide, Inc.	211	11,606
		32,791
Luxembourg 1.3%
Befesa SA(b)	480	32,515
Netherlands 2.2%
Corbion NV	661	37,661
Intertrust NV*(b)	1,013	16,511
		54,172
Norway 2.7%
Borregaard ASA	1,971	37,170
Pexip Holding ASA*	455	5,631
Sbanken ASA(b)	2,462	23,536
		66,337
Singapore 1.0%
Haw Par Corp. Ltd.	2,900	25,990
Spain 1.1%
Applus Services SA	2,636	27,181
Sweden 7.4%
Biotage AB	1,249	22,506
Cellavision AB	472	16,295
Cloetta AB, B Shares	8,223	22,611
Dustin Group AB(b)	2,726	26,929
Sweco AB	2,258	32,497
Thule Group AB(b)	949	39,616
Xvivo Perfusion AB*	672	24,414
		184,868
Switzerland 9.7%
Belimo Holding AG	4	29,171
Bossard Holding AG Class A	94	19,881
Inficon Holding AG	27	29,679
Interroll Holding AG	10	31,916
Kardex Holding AG	95	20,140
Komax Holding AG*	114	29,552
Medacta Group SA*(b)	187	21,330
Medartis Holding AG*(b)	282	16,059
Tecan Group AG	43	18,046
VZ Holding AG	301	25,168
		240,942
Taiwan 0.4%
Bioteque Corp.	2,000	9,227
United Arab Emirates 0.5%
Network International Holdings PLC*(b)	2,234	11,573

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
United Kingdom 17.3%
Biffa PLC*(b)	7,101	$25,227
Big Yellow Group PLC	1,532	24,330
Clinigen Group PLC	2,032	20,182
Craneware PLC	605	17,526
Dechra Pharmaceuticals PLC	535	25,630
Diploma PLC	1,051	34,079
Essentra PLC*	5,719	23,330
Future PLC	1,142	31,098
Games Workshop Group PLC	229	30,526
GB Group PLC	2,041	23,487
Genus PLC	418	29,366
Ideagen PLC	4,859	18,549
Johnson Service Group PLC*	10,870	24,957
Learning Technologies Group PLC	9,725	22,263
On the Beach Group PLC*(b)	2,876	15,867
OSB Group PLC*	2,653	16,396
Restore PLC*	3,687	17,670
Sensyne Health PLC*	5,993	13,568
Victrex PLC	548	16,258
		430,309
Total Common Stocks (Cost $1,724,663)		2,278,436
	Number of Shares	Value
Short-Term Investments 5.4%
Investment Companies 5.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)	118,941	$118,941
State Street Navigator Securities Lending Government Money Market Portfolio, 0.05%(c)(d)	16,002	16,002
Total Short-Term Investments (Cost $134,943)		134,943
Total Investments 97.0% (Cost $1,859,606)		2,413,379
Other Assets Less Liabilities 3.0%		75,417
Net Assets 100.0%		$2,488,796

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 28, 2021. Total value of all such securities at February 28, 2021 amounted to $14,794 for the Fund (see Note A of Notes to Financial Statements).

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2021 amounted to $276,409, which represents 11.1% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2021.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Software	$240,191	9.6%
Health Care Equipment & Supplies	189,993	7.6%
Electronic Equipment, Instruments & Components	184,144	7.4%
Chemicals	183,245	7.4%
Commercial Services & Supplies	143,397	5.8%
Machinery	127,592	5.1%
Real Estate Management & Development	101,931	4.1%
Health Care Technology	93,915	3.8%
Pharmaceuticals	93,860	3.8%
Life Sciences Tools & Services	79,186	3.2%
Auto Components	70,452	2.8%
Leisure Products	70,142	2.8%
Food Products	64,746	2.6%
Construction & Engineering	63,033	2.5%
Capital Markets	61,966	2.5%
Trading Companies & Distributors	53,960	2.2%
IT Services	50,811	2.0%
Internet & Direct Marketing Retail	47,966	1.9%
Building Products	47,836	1.9%
Professional Services	43,692	1.8%
Media	42,704	1.7%
Personal Products	32,341	1.3%
Biotechnology	29,366	1.2%
Health Care Providers & Services	24,609	1.0%
Equity Real Estate Investment Trusts	24,330	1.0%
Banks	23,536	1.0%
Hotels, Restaurants & Leisure	22,678	0.9%
Diversified Financial Services	17,528	0.7%
Energy Equipment & Services	17,448	0.7%
Thrifts & Mortgage Finance	16,396	0.7%
Insurance	15,442	0.6%
Short-Term Investments and Other Assets—Net	210,360	8.4%
	$2,488,796	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$9,156	$—	$9,156
Belgium	2,329	35,118	—	37,447
Denmark	—	57,406	—	57,406
Finland	—	26,494	—	26,494
France	90,580	86,128	—	176,708
Germany	22,449	94,215	—	116,664
Italy	—	64,774	—	64,774
Jersey	—	20,610	—	20,610
Luxembourg	—	32,515	—	32,515
Netherlands	—	54,172	—	54,172
Norway	—	66,337	—	66,337
Spain	—	27,181	—	27,181
Sweden	—	184,868	—	184,868
Switzerland	16,059	224,883	—	240,942
United Arab Emirates	—	11,573	—	11,573
United Kingdom	155,721	274,588	—	430,309
Other Common Stocks(a)	721,280	—	—	721,280
Total Common Stocks	1,008,418	1,270,018	—	2,278,436
Short-Term Investments	—	134,943	—	134,943
Total Investments	$1,008,418	$1,404,961	$—	$2,413,379

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 95.2%
Aerospace & Defense 1.7%
Mercury Systems, Inc.*	71,219	$4,654,874
Spirit AeroSystems Holdings, Inc. Class A	124,515	5,332,977
Teledyne Technologies, Inc.*	16,251	6,029,121
		16,016,972
Banks 6.0%
BankUnited, Inc.	393,629	15,819,949
Comerica, Inc.	195,063	13,283,790
TCF Financial Corp.	266,230	11,932,429
Texas Capital Bancshares, Inc.*	225,664	17,195,597
		58,231,765
Building Products 2.5%
Resideo Technologies, Inc.*	991,142	23,807,231
Capital Markets 0.0%(a)
Alimco Financial Corp.*	6,537	51,708
Commercial Services & Supplies 4.2%
Clean Harbors, Inc.*	97,402	8,293,780
Covanta Holding Corp.	375,940	5,281,957
Harsco Corp.*	773,926	12,661,430
Stericycle, Inc.*	226,068	14,665,031
		40,902,198
Communications Equipment 6.1%
Ciena Corp.*	415,488	21,676,009
Infinera Corp.*	699,217	6,869,807
Radware Ltd.*	94,457	2,461,549
Ribbon Communications, Inc.*	783,851	6,772,473
Viasat, Inc.*	252,123	12,893,570
Viavi Solutions, Inc.*	539,607	8,733,539
		59,406,947
Construction & Engineering 0.7%
Valmont Industries, Inc.	30,473	7,207,779
Containers & Packaging 5.1%
Avery Dennison Corp.	118,791	20,813,371
	Number of Shares	Value
Crown Holdings, Inc.*	304,702	$29,117,323
		49,930,694
Diversified Telecommunication Services 0.4%
Vonage Holdings Corp.*	281,852	3,726,083
Electrical Equipment 1.9%
Babcock & Wilcox Enterprises, Inc.*	1,679,096	11,888,000
Bloom Energy Corp. Class A*	231,821	6,613,853
		18,501,853
Electronic Equipment, Instruments & Components 4.1%
FLIR Systems, Inc.	91,312	4,876,061
II-VI, Inc.*	83,047	7,000,862
Itron, Inc.*	179,125	21,000,615
OSI Systems, Inc.*	73,190	6,925,238
		39,802,776
Energy Equipment & Services 0.8%
Dril-Quip, Inc.*	76,537	2,599,197
Forum Energy Technologies, Inc.*	23,613	504,138
ION Geophysical Corp.*	113,015	343,566
Oil States International, Inc.*	165,831	1,215,541
Patterson-UTI Energy, Inc.	217,868	1,612,223
TETRA Technologies, Inc.*	604,495	1,511,237
		7,785,902
Food Products 2.2%
Hain Celestial Group, Inc.*	241,451	10,184,403
TreeHouse Foods, Inc.*	227,669	11,388,003
		21,572,406
Health Care Equipment & Supplies 4.1%
Accuray, Inc.*	1,375,585	6,850,413
AtriCure, Inc.*	181,422	11,841,414
Avanos Medical, Inc.*	116,325	5,348,624
CytoSorbents Corp.*	221,614	2,087,604
	Number of Shares	Value
Intersect ENT, Inc.*	255,372	$5,825,035
OraSure Technologies, Inc.*	315,160	3,340,696
Varex Imaging Corp.*	197,733	4,534,018
		39,827,804
Health Care Providers & Services 4.0%
Acadia Healthcare Co., Inc.*	276,537	15,275,904
MEDNAX, Inc.*	267,476	6,534,439
Molina Healthcare, Inc.*	50,175	10,875,933
Patterson Cos., Inc.	201,776	6,267,162
		38,953,438
Hotels, Restaurants & Leisure 2.1%
International Game Technology PLC	790,612	14,460,294
SeaWorld Entertainment, Inc.*	125,740	6,244,248
		20,704,542
Household Durables 1.2%
Tempur Sealy International, Inc.	347,860	11,622,003
Independent Power and Renewable Electricity Producers 2.2%
Ormat Technologies, Inc.	158,698	13,595,658
Vistra Energy Corp.	442,045	7,625,276
		21,220,934
IT Services 3.8%
Conduent, Inc.*	2,550,241	13,720,297
Unisys Corp.*	961,741	23,610,741
		37,331,038
Life Sciences Tools & Services 4.1%
Charles River Laboratories International, Inc.*	95,134	27,221,643
Fluidigm Corp.*	1,119,953	5,151,784
Luminex Corp.	227,728	7,405,714
		39,779,141

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Machinery 2.3%
Enerpac Tool Group Corp.	238,091	$5,880,848
Lydall, Inc.*	282,962	9,855,566
Twin Disc, Inc.*	108,437	896,774
Welbilt, Inc.*	369,222	5,900,168
		22,533,356
Media 3.1%
Criteo SA ADR*	873,497	30,039,562
Metals & Mining 0.8%
Cleveland- Cliffs, Inc.	601,162	8,019,501
Oil, Gas & Consumable Fuels 0.7%
Devon Energy Corp.	310,098	6,679,511
Pharmaceuticals 0.5%
Amneal Pharmaceuticals, Inc.*	915,725	4,935,758
Professional Services 1.5%
KBR, Inc.	476,131	14,760,061
Road & Rail 1.7%
Avis Budget Group, Inc.*	232,883	12,936,651
Ryder System, Inc.	55,990	3,794,442
		16,731,093
Semiconductors & Semiconductor Equipment 7.6%
CEVA, Inc.*	115,717	7,085,352
Entegris, Inc.	73,145	7,695,585
Impinj, Inc.*	65,189	4,170,140
MACOM Technology Solutions Holdings, Inc.*	355,590	22,882,217
Rambus, Inc.*	803,362	16,854,535
Veeco Instruments, Inc.*	684,664	14,720,276
		73,408,105
	Number of Shares	Value
Software 12.7%
Box, Inc. Class A*	311,973	$5,724,705
Cloudera, Inc.*	1,333,667	21,525,385
Cognyte Software Ltd.*	325,876	9,408,040
FireEye, Inc.*	891,332	17,220,534
New Relic, Inc.*	38,775	2,370,704
Nuance Communications, Inc.*	537,655	23,979,413
OneSpan, Inc.*	307,363	7,180,000
Talend SA ADR*	108,232	5,490,609
Verint Systems, Inc.*	291,734	14,379,569
Xperi Holding Corp.	782,225	16,504,947
		123,783,906
Specialty Retail 1.3%
Chico's FAS, Inc.	476,026	1,280,510
Children's Place, Inc.*	69,147	4,788,430
ODP Corp.*	164,875	6,309,766
		12,378,706
Technology Hardware, Storage & Peripherals 4.3%
Diebold Nixdorf, Inc.*	619,605	8,996,664
Quantum Corp.*	2,518,627	21,005,349
Stratasys Ltd.*	341,732	11,786,337
		41,788,350
Trading Companies & Distributors 1.5%
AerCap Holdings NV*	294,001	14,164,968
Total Common Stocks (Cost $556,284,469)		925,606,091
	Principal Amount	Value
Convertible Bonds 1.4%
Communications Equipment 1.4%
Infinera Corp., 2.50%, due 3/1/2027(b) (Cost $9,304,000)	$9,304,000	$13,967,920
	Number of Shares
Short-Term Investments 4.2%
Investment Companies 4.2%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c) (Cost $40,557,483)	40,557,483	40,557,483
Total Investments 100.8% (Cost $606,145,952)		980,131,494
Liabilities Less Other Assets (0.8)%		(7,748,574)
Net Assets 100.0%		$972,382,920

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2021, these securities amounted to $13,967,920, which represents 1.4% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

(c)  Represents 7-day effective yield as of February 28, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$925,606,091	$—	$—	$925,606,091
Convertible Bonds(a)	—	13,967,920	—	13,967,920
Short-Term Investments	—	40,557,483	—	40,557,483
Total Investments	$925,606,091	$54,525,403	$—	$980,131,494

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 91.1%
Aerospace & Defense 2.2%
Boeing Co.	203,885	$43,225,659
Raytheon Technologies Corp.	341,491	24,583,937
		67,809,596
Airlines 2.8%
Delta Air Lines, Inc.	938,155	44,975,151
United Airlines Holdings, Inc.*	779,402	41,058,897
		86,034,048
Auto Components 0.8%
BorgWarner, Inc.	552,638	24,868,710
Automobiles 1.0%
General Motors Co.	609,457	31,283,428
Banks 15.9%
Bank of America Corp.	2,261,608	78,500,414
Citigroup, Inc.	459,688	30,284,245
Comerica, Inc.	879,132	59,868,889
Fifth Third Bancorp	330,293	11,457,864
JPMorgan Chase & Co.	848,839	124,923,636
PNC Financial Services Group, Inc.	232,741	39,184,275
Regions Financial Corp.	1,702,288	35,118,201
Synovus Financial Corp.	373,376	15,797,539
Truist Financial Corp.	972,898	55,416,270
U.S. Bancorp	456,481	22,824,050
Zions Bancorp NA	327,066	17,390,099
		490,765,482
Beverages 0.5%
Keurig Dr Pepper, Inc.	494,107	15,080,146
Biotechnology 0.4%
AbbVie, Inc.	107,960	11,631,610
	Number of Shares	Value
Building Products 0.6%
Johnson Controls International PLC	363,951	$20,304,826
Capital Markets 0.9%
Charles Schwab Corp.	459,375	28,352,625
Chemicals 2.7%
DuPont de Nemours, Inc.	292,261	20,551,793
LyondellBasell Industries NV Class A	364,575	37,584,037
Mosaic Co.	827,692	24,334,145
		82,469,975
Construction & Engineering 0.4%
Fluor Corp.	740,924	12,714,256
Diversified Financial Services 4.8%
Berkshire Hathaway, Inc. Class B*	429,164	103,218,234
Equitable Holdings, Inc.	1,542,737	45,618,733
		148,836,967
Electric Utilities 2.4%
Duke Energy Corp.	365,696	31,299,921
NextEra Energy, Inc.	177,200	13,020,656
PG&E Corp.*	2,867,093	30,133,147
		74,453,724
Electrical Equipment 1.7%
Emerson Electric Co.	611,369	52,516,597
Entertainment 1.1%
Walt Disney Co.*	184,749	34,924,951
Equity Real Estate Investment Trusts 0.8%
Prologis, Inc.	240,266	23,803,153
Food Products 1.1%
Archer- Daniels- Midland Co.	448,371	25,368,831
Mondelez International, Inc. Class A	179,027	9,517,075
		34,885,906
	Number of Shares	Value
Health Care Equipment & Supplies 0.7%
Abbott Laboratories	173,158	$20,740,865
Health Care Providers & Services 2.0%
Amerisource- Bergen Corp.	103,959	10,522,730
Anthem, Inc.	111,074	33,676,526
HCA Healthcare, Inc.	101,584	17,475,496
		61,674,752
Hotels, Restaurants & Leisure 2.8%
Carnival Corp.	1,441,932	38,571,681
Hilton Worldwide Holdings, Inc.	124,958	15,454,806
Marriott International, Inc. Class A	230,803	34,175,000
		88,201,487
Household Products 1.3%
Procter & Gamble Co.	328,480	40,577,134
Independent Power and Renewable Electricity Producers 0.6%
Vistra Energy Corp.	1,102,804	19,023,369
Industrial Conglomerates 3.2%
3M Co.	109,225	19,120,928
General Electric Co.	6,441,307	80,773,990
		99,894,918
Insurance 6.5%
Aon PLC Class A	271,158	61,745,388
Athene Holding Ltd. Class A*	893,609	40,739,634
Lincoln National Corp.	611,560	34,779,417
MetLife, Inc.	737,808	42,497,741
Prudential Financial, Inc.	238,756	20,704,921
		200,467,101
IT Services 0.8%
Paychex, Inc.	266,920	24,308,404
Machinery 6.5%
Caterpillar, Inc.	271,399	58,589,616
Cummins, Inc.	217,524	55,077,077

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Illinois Tool Works, Inc.	212,897	$43,043,516
Parker- Hannifin Corp.	158,621	45,517,882
		202,228,091
Metals & Mining 10.9%
Agnico Eagle Mines Ltd.	285,039	15,925,129
BHP Group Ltd. ADR(a)	1,156,725	87,806,995
Freeport- McMoRan, Inc.	1,652,373	56,031,969
Newmont Corp.	475,384	25,851,382
Rio Tinto PLC ADR	500,721	43,763,015
Southern Copper Corp.	984,512	70,225,241
United States Steel Corp.	2,247,130	37,324,829
		336,928,560
Multiline Retail 0.9%
Kohl's Corp.	509,269	28,137,112
Oil, Gas & Consumable Fuels 8.9%
Chevron Corp.	183,941	18,394,100
Devon Energy Corp.	2,505,992	53,979,068
EOG Resources, Inc.	627,692	40,523,795
Exxon Mobil Corp.	1,283,149	69,764,811
	Number of Shares	Value
Phillips 66	350,029	$29,069,908
Pioneer Natural Resources Co.	260,480	38,699,514
Range Resources Corp.*	2,570,514	24,779,755
		275,210,951
Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	68,223	10,630,508
Intel Corp.	761,893	46,307,857
Micron Technology, Inc.*	88,601	8,109,649
		65,048,014
Specialty Retail 0.5%
American Eagle Outfitters, Inc.	568,032	14,598,422
Textiles, Apparel & Luxury Goods 0.9%
PVH Corp.	123,442	12,339,263
Tapestry, Inc.	341,832	14,404,800
		26,744,063
Tobacco 1.2%
Philip Morris International, Inc.	446,657	37,528,121
Trading Companies & Distributors 1.2%
United Rentals, Inc.*	121,269	36,062,976
Total Common Stocks (Cost $2,033,611,992)		2,818,110,340
	Number of Shares	Value
Short-Term Investments 13.5%
Investment Companies 13.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b)	325,871,583	$325,871,583
State Street Navigator Securities Lending Government Money Market Portfolio, 0.05%(b)(c)	92,371,650	92,371,650
Total Short-Term Investments (Cost $418,243,233)		418,243,233
Total Investments 104.6% (Cost $2,451,855,225)		3,236,353,573
Liabilities Less Other Assets (4.6)%		(142,554,322)
Net Assets 100.0%		$3,093,799,251

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 28, 2021. Total value of all such securities at February 28, 2021 amounted to $87,794,318 for the Fund (see Note A of Notes to Financial Statements).

(b)  Represents 7-day effective yield as of February 28, 2021.

(c)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$2,818,110,340	$—	$—	$2,818,110,340
Short-Term Investments	—	418,243,233	—	418,243,233
Total Investments	$2,818,110,340	$418,243,233	$—	$3,236,353,573

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 98.3%
Aerospace & Defense 2.6%
Axon Enterprise, Inc.*	105,000	$17,376,450
HEICO Corp.	135,000	16,980,300
Teledyne Technologies, Inc.*	45,000	16,695,000
		51,051,750
Airlines 0.7%
Allegiant Travel Co.	55,000	13,870,450
Auto Components 1.5%
Aptiv PLC	125,000	18,730,000
Visteon Corp.*	80,000	10,173,600
		28,903,600
Banks 3.1%
Signature Bank	125,000	27,292,500
SVB Financial Group*	67,500	34,111,800
		61,404,300
Beverages 1.0%
Boston Beer Co., Inc. Class A*	20,000	20,574,200
Biotechnology 3.3%
ACADIA Pharmaceuticals, Inc.*	300,000	14,691,000
Ascendis Pharma A/S ADR*	115,000	17,821,550
Exact Sciences Corp.*	195,000	26,543,400
Iovance Biotherapeutics, Inc.*	150,000	5,595,000
		64,650,950
Capital Markets 0.8%
MarketAxess Holdings, Inc.	30,000	16,678,200
Commercial Services & Supplies 2.5%
Cintas Corp.	92,500	30,001,450
Waste Connections, Inc.	195,000	19,049,550
		49,051,000
	Number of Shares	Value
Containers & Packaging 0.9%
Ball Corp.	200,000	$17,078,000
Diversified Consumer Services 1.6%
Bright Horizons Family Solutions, Inc.*	75,000	11,974,500
Chegg, Inc.*	200,000	19,306,000
		31,280,500
Electrical Equipment 2.7%
AMETEK, Inc.	205,000	24,183,850
Generac Holdings, Inc.*	90,000	29,660,400
		53,844,250
Electronic Equipment, Instruments & Components 3.3%
Amphenol Corp. Class A	115,000	14,453,200
CDW Corp.	137,000	21,493,930
Zebra Technologies Corp. Class A*	57,500	28,717,225
		64,664,355
Entertainment 3.0%
Roku, Inc.*	80,000	31,638,400
Spotify Technology SA*	90,000	27,664,200
		59,302,600
Food & Staples Retailing 0.9%
BJ's Wholesale Club Holdings, Inc.*	437,500	17,578,750
Health Care Equipment & Supplies 6.5%
IDEXX Laboratories, Inc.*	55,000	28,609,350
Insulet Corp.*	105,000	27,205,500
Masimo Corp.*	50,000	12,536,500
Penumbra, Inc.*	37,500	10,666,125
Teleflex, Inc.	62,500	24,882,500
West Pharmaceutical Services, Inc.	35,000	9,822,750
	Number of Shares	Value
Zimmer Biomet Holdings, Inc.	90,000	$14,675,400
		128,398,125
Health Care Providers & Services 0.6%
Encompass Health Corp.	150,000	12,066,000
Health Care Technology 2.6%
Teladoc Health, Inc.*	60,000	13,265,400
Veeva Systems, Inc. Class A*	132,500	37,114,575
		50,379,975
Hotels, Restaurants & Leisure 2.8%
Chipotle Mexican Grill, Inc.*	14,000	20,188,000
Darden Restaurants, Inc.	115,000	15,792,950
DraftKings, Inc. Class A*	300,000	18,459,000
		54,439,950
Household Products 0.8%
Church & Dwight Co., Inc.	200,000	15,750,000
Interactive Media & Services 3.3%
IAC/ InterActiveCorp.*	95,000	23,258,850
Match Group, Inc.*	75,000	11,463,750
Pinterest, Inc. Class A*	375,000	30,217,500
		64,940,100
Internet & Direct Marketing Retail 0.8%
Etsy, Inc.*	70,000	15,418,900
IT Services 8.7%
EPAM Systems, Inc.*	80,000	29,888,800
MongoDB, Inc.*	70,000	27,015,100
Okta, Inc.*	110,000	28,759,500
Twilio, Inc. Class A*	100,000	39,288,000
WEX, Inc.*	100,000	20,835,000

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Wix.com Ltd.*	75,000	$26,142,750
		171,929,150
Life Sciences Tools & Services 3.2%
Avantor, Inc.*	700,000	19,509,000
Bio-Rad Laboratories, Inc. Class A*	40,000	23,380,000
PPD, Inc.*	600,000	21,036,000
		63,925,000
Machinery 1.2%
IDEX Corp.	117,500	22,932,475
Multiline Retail 0.6%
Ollie's Bargain Outlet Holdings, Inc.*	150,000	12,402,000
Pharmaceuticals 2.2%
Catalent, Inc.*	150,000	17,056,500
Horizon Therapeutics PLC*	300,000	27,273,000
		44,329,500
Professional Services 1.2%
CoStar Group, Inc.*	27,500	22,653,400
Road & Rail 1.0%
Old Dominion Freight Line, Inc.	95,000	20,403,150
Semiconductors & Semiconductor Equipment 8.1%
Enphase Energy, Inc.*	100,000	17,606,000
Entegris, Inc.	210,000	22,094,100
KLA Corp.	85,000	26,454,550
	Number of Shares	Value
Marvell Technology Group Ltd.	450,000	$21,726,000
Monolithic Power Systems, Inc.	75,000	28,089,000
ON Semiconductor Corp.*	525,000	21,141,750
Teradyne, Inc.	175,000	22,506,750
		159,618,150
Software 19.2%
Avalara, Inc.*	150,000	23,541,000
Cloudflare, Inc. Class A*	300,000	22,191,000
Coupa Software, Inc.*	90,000	31,163,400
Crowdstrike Holdings, Inc. Class A*	125,000	27,000,000
DocuSign, Inc.*	160,000	36,265,600
Everbridge, Inc.*	135,000	20,686,050
Five9, Inc.*	140,000	25,933,600
HubSpot, Inc.*	60,000	30,900,000
Manhattan Associates, Inc.*	200,000	24,590,000
Paylocity Holding Corp.*	115,000	21,986,850
Q2 Holdings, Inc.*	155,000	18,891,400
RingCentral, Inc. Class A*	90,000	34,034,400
Trade Desk, Inc. Class A*	50,000	40,269,500
Zscaler, Inc.*	100,000	20,503,000
		377,955,800
Specialty Retail 6.1%
Best Buy Co., Inc.	105,000	10,536,750
	Number of Shares	Value
Burlington Stores, Inc.*	110,000	$28,470,200
CarMax, Inc.*	165,000	19,719,150
Dick's Sporting Goods, Inc.	200,000	14,274,000
Five Below, Inc.*	132,500	24,660,900
O'Reilly Automotive, Inc.*	50,000	22,366,500
		120,027,500
Trading Companies & Distributors 1.5%
United Rentals, Inc.*	102,500	30,481,450
Total Common Stocks (Cost $1,088,972,558)		1,937,983,530
Short-Term Investments 1.7%
Investment Companies 1.7%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $33,668,746)	33,668,746	33,668,746
Total Investments 100.0% (Cost $1,122,641,304)		1,971,652,276
Liabilities Less Other Assets (0.0)%(b)		(396,102)
Net Assets 100.0%		$1,971,256,174

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2021.

(b)  Represents less than 0.05% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,937,983,530	$—	$—	$1,937,983,530
Short-Term Investments	—	33,668,746	—	33,668,746
Total Investments	$1,937,983,530	$33,668,746	$—	$1,971,652,276

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 97.2%
Aerospace & Defense 3.0%
General Dynamics Corp.	9,850	$1,610,179
Auto Components 3.4%
Aptiv PLC*	12,100	1,813,064
Banks 7.7%
BankUnited, Inc.	43,900	1,764,341
Comerica, Inc.	17,900	1,218,990
Huntington Bancshares, Inc.	35,700	547,638
Truist Financial Corp.	11,000	626,560
		4,157,529
Beverages 2.5%
Molson Coors Brewing Co. Class B	30,600	1,360,170
Biotechnology 3.4%
Alexion Pharmaceuticals, Inc.*	12,100	1,848,275
Building Products 3.0%
Johnson Controls International PLC	28,800	1,606,752
Chemicals 2.7%
Ashland Global Holdings, Inc.	17,600	1,480,512
Commercial Services & Supplies 1.2%
KAR Auction Services, Inc.	44,600	620,386
Communications Equipment 3.1%
Ciena Corp.*	16,400	855,588
Motorola Solutions, Inc.	4,800	842,304
		1,697,892
Construction & Engineering 0.5%
Valmont Industries, Inc.	1,214	287,147
Electric Utilities 3.1%
Evergy, Inc.	24,300	1,303,209
OGE Energy Corp.	12,100	354,167
		1,657,376
Electronic Equipment, Instruments & Components 3.9%
CDW Corp.	7,700	1,208,053
Itron, Inc.*	7,500	879,300
		2,087,353
Entertainment 2.7%
Lions Gate Entertainment Corp. Class B*	117,800	1,477,212
	Number of Shares	Value
Equity Real Estate Investment Trusts 2.2%
Regency Centers Corp.	21,900	$1,199,682
Food & Staples Retailing 1.1%
BJ's Wholesale Club Holdings, Inc.*	14,300	574,574
Food Products 4.6%
Hain Celestial Group, Inc.*	21,800	919,524
TreeHouse Foods, Inc.*	31,100	1,555,622
		2,475,146
Health Care Equipment & Supplies 2.8%
Zimmer Biomet Holdings, Inc.	9,200	1,500,152
Health Care Providers & Services 1.8%
McKesson Corp.	2,900	491,608
MEDNAX, Inc.*	19,600	478,828
		970,436
Hotels, Restaurants & Leisure 6.4%
MGM Resorts International	53,700	2,029,323
Travel & Leisure Co.	23,613	1,426,934
		3,456,257
Independent Power and Renewable Electricity Producers 3.4%
AES Corp.	46,100	1,224,416
Vistra Energy Corp.	34,300	591,675
		1,816,091
Industrial Conglomerates 2.4%
Carlisle Cos, Inc.	8,820	1,281,105
IT Services 5.1%
Amdocs Ltd.	14,200	1,076,502
Conduent, Inc.*	143,600	772,568
Perspecta, Inc.	31,600	922,720
		2,771,790
Machinery 0.8%
Stanley Black & Decker, Inc.	2,500	437,100
Mortgage Real Estate Investment Trusts 2.3%
Starwood Property Trust, Inc.	53,200	1,214,556
Multi-Utilities 1.8%
CenterPoint Energy, Inc.	49,700	966,168
Multiline Retail 1.6%
Dollar Tree, Inc.*	8,700	854,340
	Number of Shares	Value
Oil, Gas & Consumable Fuels 6.9%
EOG Resources, Inc.	15,100	$974,856
ONEOK, Inc.	36,500	1,616,585
Phillips 66	6,300	523,215
Williams Cos., Inc.	26,100	596,124
		3,710,780
Semiconductors & Semiconductor Equipment 4.6%
NXP Semiconductors NV	6,700	1,223,085
Skyworks Solutions, Inc.	7,200	1,280,304
		2,503,389
Software 1.4%
Nuance Communications, Inc.*	16,800	749,280
Specialty Retail 1.8%
Chico's FAS, Inc.	151,900	408,611
Children's Place, Inc.*	8,052	557,601
		966,212
Technology Hardware, Storage & Peripherals 2.9%
Western Digital Corp.	22,636	1,551,245
Trading Companies & Distributors 3.1%
AerCap Holdings NV*	35,100	1,691,118
Total Common Stocks (Cost $37,516,006)		52,393,268
Warrants 0.1%
Diversified Consumer Services 0.1%
OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	18,168	59,228
Short-Term Investments 3.2%
Investment Companies 3.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $1,709,033)	1,709,033	1,709,033
Total Investments 100.5% (Cost $39,225,039)		54,161,529
Liabilities Less Other Assets (0.5)%		(246,124)
Net Assets 100.0%		$53,915,405

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$52,393,268	$—	$—	$52,393,268
Warrants(a)	59,228	—	—	59,228
Short-Term Investments	—	1,709,033	—	1,709,033
Total Investments	$52,452,496	$1,709,033	$—	$54,161,529

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 99.7%
Aerospace & Defense 2.7%
Raytheon Technologies Corp.	200,000	$14,398,000
Banks 3.7%
JPMorgan Chase & Co.	135,000	19,867,950
Capital Markets 7.5%
Brookfield Asset Management, Inc. Class A	500,000	20,175,000
Charles Schwab Corp.	205,000	12,652,600
Intercontinental Exchange, Inc.	65,000	7,170,150
		39,997,750
Communications Equipment 5.8%
Cisco Systems, Inc.	340,000	15,255,800
Motorola Solutions, Inc.	90,000	15,793,200
		31,049,000
Construction Materials 1.4%
Eagle Materials, Inc.	60,000	7,522,800
Containers & Packaging 3.9%
Ball Corp.	205,000	17,504,950
Graphic Packaging Holding Co.	200,000	3,174,000
		20,678,950
Diversified Financial Services 5.1%
Berkshire Hathaway, Inc. Class B*	114,000	27,418,140
Electrical Equipment 1.6%
Rockwell Automation, Inc.	36,000	8,758,080
Entertainment 3.9%
Activision Blizzard, Inc.	90,000	8,604,900
Walt Disney Co.*	65,000	12,287,600
		20,892,500
Food & Staples Retailing 3.1%
BJ's Wholesale Club Holdings, Inc.*	130,000	5,223,400
	Number of Shares	Value
US Foods Holding Corp.*	310,000	$11,302,600
		16,526,000
Food Products 2.9%
Lamb Weston Holdings, Inc.	90,000	7,179,300
Mondelez International, Inc. Class A	157,000	8,346,120
		15,525,420
Health Care Equipment & Supplies 2.6%
Hill-Rom Holdings, Inc.	130,000	13,867,100
Health Care Providers & Services 3.5%
HCA Healthcare, Inc.	110,000	18,923,300
Hotels, Restaurants & Leisure 4.8%
Aramark	235,000	8,723,200
Las Vegas Sands Corp.	120,000	7,512,000
McDonald's Corp.	45,000	9,276,300
		25,511,500
Household Products 1.2%
WD-40 Co.	20,000	6,235,000
Independent Power and Renewable Electricity Producers 0.4%
Brookfield Renewable Corp. Class A	50,000	2,309,000
Insurance 2.3%
Chubb Ltd.	35,000	5,690,300
Progressive Corp.	80,000	6,876,000
		12,566,300
Interactive Media & Services 4.9%
Alphabet, Inc. Class C*	13,000	26,479,180
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.*	5,400	16,701,822
Booking Holdings, Inc.*	350	814,978
		17,516,800
	Number of Shares	Value
IT Services 3.0%
PayPal Holdings, Inc.*	62,000	$16,110,700
Leisure Products 0.9%
Brunswick Corp.	53,000	4,683,610
Machinery 4.4%
Allison Transmission Holdings, Inc.	65,000	2,464,800
Nordson Corp.	38,000	7,311,580
Stanley Black & Decker, Inc.	80,000	13,987,200
		23,763,580
Materials 1.6%
Sherwin- Williams Co.	13,000	8,844,420
Media 4.8%
Cable One, Inc.	3,800	7,276,430
Comcast Corp. Class A	345,000	18,188,400
		25,464,830
Pharmaceuticals 2.1%
Pfizer, Inc.	330,000	11,051,700
Road & Rail 3.1%
CSX Corp.	180,000	16,479,000
Software 4.6%
Microsoft Corp.	105,000	24,399,900
Specialty Retail 2.8%
Lowe's Cos., Inc.	95,000	15,176,250
Technology Hardware, Storage & Peripherals 4.8%
Apple, Inc.	210,000	25,464,600
Textiles, Apparel & Luxury Goods 3.0%
Columbia Sportswear Co.	45,000	4,638,150
NIKE, Inc. Class B	85,000	11,456,300
		16,094,450
Total Common Stocks (Cost $259,108,596)		533,575,810

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Short-Term Investments 0.4%
Investment Companies 0.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $2,355,895)	2,355,895	$2,355,895
Total Investments 100.1% (Cost $261,464,491)		535,931,705
Liabilities Less Other Assets (0.1)%		(471,256)
Net Assets 100.0%		$535,460,449

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$533,575,810	$—	$—	$533,575,810
Short-Term Investments	—	2,355,895	—	2,355,895
Total Investments	$533,575,810	$2,355,895	$—	$535,931,705

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 98.4%
Apartments 11.4%
Apartment Income REIT Corp.	370,099	$15,129,647
Camden Property Trust	97,096	10,112,548
Equity Residential	600,280	39,264,315
Essex Property Trust, Inc.	93,474	23,816,241
		88,322,751
Data Centers 10.0%
CyrusOne, Inc.	153,653	10,084,246
Digital Realty Trust, Inc.	202,737	27,314,756
Equinix, Inc.	62,093	40,257,376
		77,656,378
Free Standing 4.4%
Four Corners Property Trust, Inc.	359,593	9,741,374
National Retail Properties, Inc.	333,330	14,613,187
Spirit Realty Capital, Inc.	226,544	9,745,923
		34,100,484
Health Care 9.2%
Healthcare Trust of America, Inc. Class A	502,517	13,648,362
Healthpeak Properties, Inc.	661,687	19,248,475
Omega Healthcare Investors, Inc.	269,622	10,013,761
Welltower, Inc.	419,260	28,467,754
		71,378,352
Industrial 9.4%
Duke Realty Corp.	382,004	14,993,657
Prologis, Inc.	465,779	46,144,726
Rexford Industrial Realty, Inc.	243,060	11,598,823
		72,737,206
	Number of Shares	Value
Infrastructure 17.4%
American Tower Corp.	288,642	$62,384,195
Crown Castle International Corp.	334,718	52,132,329
SBA Communications Corp.	78,222	19,956,779
		134,473,303
Lodging/Resorts 1.2%
Host Hotels & Resorts, Inc.	542,439	8,999,063
Manufactured Homes 4.0%
Equity LifeStyle Properties, Inc.	307,270	18,943,195
Sun Communities, Inc.	78,726	11,962,416
		30,905,611
Office 6.3%
Boston Properties, Inc.	246,718	24,457,155
Douglas Emmett, Inc.	477,361	15,633,573
Highwoods Properties, Inc.	213,232	8,520,751
		48,611,479
Real Estate Management & Development 1.5%
Brookfield Asset Management, Inc. Class A	287,676	11,607,726
Regional Malls 6.4%
Simon Property Group, Inc.	441,572	49,862,310
Self Storage 6.6%
Extra Space Storage, Inc.	133,048	16,724,134
Public Storage	146,797	34,341,690
		51,065,824
	Number of Shares	Value
Shopping Centers 4.0%
Kimco Realty Corp.	889,298	$16,300,832
Regency Centers Corp.	271,832	14,890,957
		31,191,789
Single Family Homes 3.4%
American Homes 4 Rent Class A	333,531	10,386,155
Invitation Homes, Inc.	536,325	15,628,511
		26,014,666
Timber 3.2%
Weyerhaeuser Co.	727,841	24,651,975
Total Common Stocks (Cost $689,006,772)		761,578,917
Short-Term Investments 1.8%
Investment Companies 1.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $14,229,392)	14,229,392	14,229,392
Total Investments 100.2% (Cost $703,236,164)		775,808,309
Liabilities Less Other Assets (0.2)%		(1,517,112)
Net Assets 100.0%		$774,291,197

(a)  Represents 7-day effective yield as of February 28, 2021.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$761,578,917	$—	$—	$761,578,917
Short-Term Investments	—	14,229,392	—	14,229,392
Total Investments	$761,578,917	$14,229,392	$—	$775,808,309

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 96.1%
Aerospace & Defense 1.7%
Axon Enterprise, Inc.*	28,900	$4,782,661
Kratos Defense & Security Solutions, Inc.*	112,100	3,082,750
		7,865,411
Airlines 0.7%
Allegiant Travel Co.*	13,100	3,303,689
Auto Components 1.5%
Dorman Products, Inc.*	35,000	3,489,850
Visteon Corp.*	27,000	3,433,590
		6,923,440
Banks 2.3%
Pinnacle Financial Partners, Inc.	85,000	6,899,450
Seacoast Banking Corp. of Florida*	100,000	3,595,000
		10,494,450
Biotechnology 17.4%
ACADIA Pharmaceuticals, Inc.*	72,500	3,550,325
Arcutis Biotherapeutics, Inc.*	87,800	3,000,126
Arena Pharmaceuticals, Inc.*	57,700	4,636,195
Arrowhead Pharmaceuticals, Inc.*	82,200	6,548,052
Ascendis Pharma A/S ADR*	35,000	5,423,950
CareDx, Inc.*	76,500	6,049,620
Emergent BioSolutions, Inc.*	27,000	2,592,000
Fate Therapeutics, Inc.*	61,000	5,472,920
Halozyme Therapeutics, Inc.*	105,800	4,787,450
	Number of Shares	Value
Intellia Therapeutics, Inc.*	45,400	$2,744,884
Iovance Biotherapeutics, Inc.*	101,800	3,797,140
Krystal Biotech, Inc.*	68,000	5,364,520
Mirati Therapeutics, Inc.*	17,000	3,415,640
Natera, Inc.*	26,200	3,041,558
Novavax, Inc.*	8,500	1,965,455
PTC Therapeutics, Inc.*	23,100	1,319,010
Sutro Biopharma, Inc.*	206,900	4,593,180
Turning Point Therapeutics, Inc.*	28,800	3,395,808
Ultragenyx Pharmaceutical, Inc.*	24,600	3,481,884
Veracyte, Inc.*	59,500	3,454,570
		78,634,287
Building Products 2.5%
Builders FirstSource, Inc.*	140,000	6,057,100
Gibraltar Industries, Inc.*	61,900	5,406,965
		11,464,065
Commercial Services & Supplies 1.7%
Casella Waste Systems, Inc. Class A*	55,000	3,185,600
Tetra Tech, Inc.	32,000	4,427,840
		7,613,440
Communications Equipment 2.7%
Calix, Inc.*	305,300	12,062,403
Containers & Packaging 0.8%
Graphic Packaging Holding Co.	225,000	3,570,750
Diversified Consumer Services 1.8%
Bright Horizons Family Solutions, Inc.*	17,000	2,714,220
	Number of Shares	Value
Chegg, Inc.*	56,000	$5,405,680
		8,119,900
Diversified Telecommunication Services 1.2%
Bandwidth, Inc. Class A*	33,300	5,273,388
Electrical Equipment 3.4%
Plug Power, Inc.*	116,200	5,621,756
Sunrun, Inc.*	59,000	3,692,220
Vicor Corp.*	63,800	6,283,662
		15,597,638
Electronic Equipment, Instruments & Components 1.8%
II-VI, Inc.*	28,600	2,410,980
nLight, Inc.*	147,400	5,618,888
		8,029,868
Food & Staples Retailing 0.8%
Performance Food Group Co.*	69,700	3,780,528
Food Products 1.7%
Freshpet, Inc.*	25,000	3,897,000
Utz Brands, Inc.	145,000	3,664,150
		7,561,150
Health Care Equipment & Supplies 4.2%
Axonics Modulation Technologies, Inc.*	62,900	3,164,499
CONMED Corp.	59,800	7,358,988
ICU Medical, Inc.*	21,500	4,461,250
NuVasive, Inc.*	64,500	3,891,285
		18,876,022
Health Care Providers & Services 4.0%
Amedisys, Inc.*	15,000	3,804,600
Option Care Health, Inc.*	341,600	6,555,304
R1 RCM, Inc.*	279,100	7,714,324
		18,074,228
Health Care Technology 1.1%
Inspire Medical Systems, Inc.*	20,500	4,772,195
Hotels, Restaurants & Leisure 5.7%
Boyd Gaming Corp.*	89,800	5,271,260

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Churchill Downs, Inc.	29,200	$6,734,396
Marriott Vacations Worldwide Corp.*	39,200	6,652,632
Texas Roadhouse, Inc.	41,000	3,726,080
Wingstop, Inc.	26,000	3,539,900
		25,924,268
Household Durables 0.9%
Helen of Troy Ltd.*	18,000	3,902,400
Insurance 0.9%
Primerica, Inc.	27,500	3,883,825
Internet & Direct Marketing Retail 1.1%
Magnite, Inc.*	32,800	1,602,936
RealReal, Inc.*	127,100	3,246,134
		4,849,070
Life Sciences Tools & Services 2.8%
NeoGenomics, Inc.*	118,900	6,060,333
Repligen Corp.*	31,500	6,690,285
		12,750,618
Machinery 3.4%
Chart Industries, Inc.*	26,800	3,834,812
ESCO Technologies, Inc.	35,000	3,698,450
Meritor, Inc.*	128,000	3,887,360
Rexnord Corp.	92,000	4,135,400
		15,556,022
Media 2.4%
Cardlytics, Inc.*	81,400	10,779,802
Multiline Retail 0.5%
Ollie's Bargain Outlet Holdings, Inc.*	26,000	2,149,680
Pharmaceuticals 1.4%
Collegium Pharmaceutical, Inc.*	100,000	2,359,000
Horizon Therapeutics PLC*	44,000	4,000,040
		6,359,040
	Number of Shares	Value
Professional Services 0.7%
Exponent, Inc.	33,000	$3,183,510
Real Estate Management & Development 1.8%
Redfin Corp.*	105,800	8,013,292
Road & Rail 0.8%
Landstar System, Inc.	23,500	3,763,290
Semiconductors & Semiconductor Equipment 3.8%
Brooks Automation, Inc.	62,800	5,222,448
Lattice Semiconductor Corp.*	246,200	11,847,144
		17,069,592
Software 13.2%
Agilysys, Inc.*	91,500	5,452,485
Appian Corp.*(a)	11,300	1,942,470
Blackline, Inc.*	70,800	8,780,616
Descartes Systems Group, Inc.*	79,300	4,643,808
Everbridge, Inc.*	66,300	10,159,149
LivePerson, Inc.*	146,200	9,593,644
Manhattan Associates, Inc.*	17,100	2,102,445
Q2 Holdings, Inc.*	60,000	7,312,800
Sprout Social, Inc. Class A*	42,200	2,868,334
Varonis Systems, Inc.*	22,800	4,184,712
Veritone, Inc.*	77,200	2,783,060
		59,823,523
Specialty Retail 3.5%
Five Below, Inc.*	20,000	3,722,400
Lithia Motors, Inc. Class A	19,400	7,254,630
RH*	9,900	4,854,663
		15,831,693
Tobacco 1.2%
Turning Point Brands, Inc.	110,000	5,412,000
Trading Companies & Distributors 0.7%
Air Lease Corp.	70,100	3,214,786
Total Common Stocks (Cost $323,757,782)		434,483,263
	Number of Shares	Value
Rights 0.0%(b)
Biotechnology 0.0%(b)
Alder Biopharmaceuticals, Inc.*(c) (Cost $132,000)	150,000	$157,500
Short-Term Investments 4.7%
Investment Companies 4.7%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(d)	19,215,391	19,215,391
State Street Navigator Securities Lending Government Money Market Portfolio, 0.05%(d)(e)	1,948,905	1,948,905
Total Short-Term Investments (Cost $21,164,296)		21,164,296
Total Investments 100.8% (Cost $345,054,078)		455,805,059
Liabilities Less Other Assets (0.8)%		(3,645,442)
Net Assets 100.0%		$452,159,617

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 28, 2021. Total value of all such securities at February 28, 2021 amounted to $1,942,126 for the Fund (see Note A of Notes to Financial Statements).

(b)  Represents less than 0.05% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  Represents 7-day effective yield as of February 28, 2021.

(e)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$434,483,263	$—	$—	$434,483,263
Rights(a)	—	—	157,500	157,500
Short-Term Investments	—	21,164,296	—	21,164,296
Total Investments	$434,483,263	$21,164,296	$157,500	$455,805,059

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2021
Investments in Securities:
Rights(c)	$188	$—	$—	$(30)	$—	$—	$—	$—	$158	$(30)
Total	$188	$—	$—	$(30)	$—	$—	$—	$—	$158	$(30)

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) February 28, 2021

	Number of Shares	Value
Common Stocks 98.5%
Auto Components 3.0%
Aptiv PLC	364,870	$54,672,121
Banks 5.6%
JPMorgan Chase & Co.	449,500	66,152,915
U.S. Bancorp	701,836	35,091,800
		101,244,715
Biotechnology 0.9%
Regeneron Pharmaceuticals, Inc.*	34,594	15,587,019
Capital Markets 2.7%
Inter- continental Exchange, Inc.	441,549	48,707,270
Communications Equipment 1.9%
Arista Networks, Inc.*	122,722	34,342,524
Electric Utilities 0.8%
Eversource Energy	170,181	13,525,986
Electrical Equipment 1.7%
Vestas Wind Systems A/S	164,536	30,854,606
Electronic Equipment, Instruments & Components 3.2%
Zebra Technologies Corp. Class A*	114,086	56,977,971
Health Care Equipment & Supplies 7.2%
Becton, Dickinson & Co.	214,064	51,621,533
Danaher Corp.	173,940	38,209,400
Medtronic PLC	328,945	38,476,697
		128,307,630
Health Care Providers & Services 5.0%
Amerisource Bergen Corp.	342,859	34,704,188
Cigna Corp.	260,888	54,760,391
		89,464,579
Hotels, Restaurants & Leisure 3.9%
Compass Group PLC*	2,010,124	40,819,510
Starbucks Corp.	268,549	29,011,348
		69,830,858
	Number of Shares	Value
Household Products 2.4%
Colgate- Palmolive Co.	561,427	$42,219,310
Insurance 2.0%
Progressive Corp.	421,635	36,239,528
Interactive Media & Services 4.4%
Alphabet, Inc. Class A*	38,848	78,547,160
Internet & Direct Marketing Retail 1.2%
Booking Holdings, Inc.*	8,942	20,821,536
IT Services 10.1%
Accenture PLC Class A	103,639	26,003,025
Cognizant Technology Solutions Corp. Class A	683,345	50,212,191
Fiserv, Inc.*	208,001	23,997,075
GoDaddy, Inc. Class A*	322,046	26,124,372
MasterCard, Inc. Class A	153,644	54,366,929
		180,703,592
Machinery 3.5%
Otis Worldwide Corp.	267,691	17,054,594
Stanley Black & Decker, Inc.	266,403	46,577,900
		63,632,494
Materials 1.7%
Sherwin- Williams Co.	43,667	29,708,407
Media 7.0%
Comcast Corp. Class A	1,249,020	65,848,335
Discovery, Inc. Class A*	1,107,510	58,731,255
		124,579,590
Multi-Utilities 1.5%
National Grid PLC	2,426,099	27,280,121
Personal Products 2.5%
Unilever PLC ADR	863,074	44,931,632
	Number of Shares	Value
Pharmaceuticals 2.8%
Roche Holding AG	151,677	$49,758,972
Road & Rail 2.0%
CSX Corp.	399,192	36,546,028
Semiconductors & Semiconductor Equipment 4.6%
Texas Instruments, Inc.	476,184	82,032,218
Software 8.1%
ANSYS, Inc.*	48,281	16,463,338
Intuit, Inc.	92,718	36,173,001
Microsoft Corp.	398,685	92,646,420
		145,282,759
Specialty Retail 2.7%
Advance Auto Parts, Inc.	306,443	49,138,135
Trading Companies & Distributors 6.1%
United Rentals, Inc.*	207,493	61,704,268
W.W. Grainger, Inc.	129,858	48,399,375
		110,103,643
Total Common Stocks (Cost $1,000,901,525)		1,765,040,404
	Principal Amount
Short-Term Investments 1.5%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank, 0.05%, due 3/23/2021	$100,000	100,000
Self Help Credit Union, 0.25%, due 5/16/2021	250,000	250,000
Self Help Federal Credit Union, 0.25%, due 3/13/2021	250,000	250,000
		600,000

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Investment Companies 1.5%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b)	25,803,576	$25,803,576
Total Short-Term Investments (Cost $26,403,576)		26,403,576
Total Investments 100.0% (Cost $1,027,305,101)		1,791,443,980
Other Assets Less Liabilities 0.0%(a)		528,913
Net Assets 100.0%		$1,791,972,893

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2021.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,571,395,563	87.7%
United Kingdom	113,031,263	6.3%
Switzerland	49,758,972	2.8%
Denmark	30,854,606	1.7%
Short-Term Investments and Other Assets—Net	26,932,489	1.5%
	$1,791,972,893	100.0%

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Electrical Equipment	$—	$30,854,606	$—	$30,854,606
Hotels, Restaurants & Leisure	29,011,348	40,819,510	—	69,830,858
Multi-Utilities	—	27,280,121	—	27,280,121
Pharmaceuticals	—	49,758,972	—	49,758,972
Other Common Stocks(a)	1,587,315,847	—	—	1,587,315,847
Total Common Stocks	1,616,327,195	148,713,209	—	1,765,040,404
Short-Term Investments	—	26,403,576	—	26,403,576
Total Investments	$1,616,327,195	$175,116,785	$—	$1,791,443,980

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$55,801,788	$1,403,713,651	$1,289,606,584	$827,632,300	$11,693,583,627	$3,009,566	$58,654,405	$1,710,379,853	$3,695,047	$1,764,056,485
Affiliated issuers(b)	—	—	—	—	763,921,956	—	—	—	—	—
	55,801,788	1,403,713,651	1,289,606,584	827,632,300	12,457,505,583	3,009,566	58,654,405	1,710,379,853	3,695,047	1,764,056,485
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	—	799,813	—	12,829	—	1,407	582,858	—	587	1,852,367
Dividends and interest receivable	82,477	2,305,244	3,061,755	273,113	6,277,818	4,732	—	1,472,914	6,820	4,803,396
Receivable for securities sold	—	1,439,309	15,255,460	26,604,355	5,741,541	—	472,474	3,968,085	91,293	7,197,816
Receivable from Management—net (Note B)	11,415	—	—	—	—	19,785	3,338	—	21,138	—
Receivable for Fund shares sold	48,409	1,287,713	787,074	3,366	6,149,976	2,300	—	66,249	—	1,779,211
Receivable for securities lending income (Note A)	—	—	—	—	—	—	—	54	—	1,153
Prepaid expenses and other assets	31,048	48,775	29,703	60,417	190,722	32,243	16,162	129,061	14,442	63,818
Total Assets	55,975,137	1,409,594,505	1,308,740,576	854,586,380	12,475,865,640	3,070,033	59,729,237	1,716,016,216	3,829,327	1,779,754,246
Liabilities
Payable to investment manager—net (Note B)	21,623	1,050,475	502,152	334,382	6,381,563	1,841	53,629	656,627	579	936,710
Option contracts written, at value(d) (Note A)	—	—	2,706,975	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	—	3,968,085	—	—
Payable for securities purchased	—	1,201,388	12,305,859	30,840,397	13,861,521	—	—	579,848	91,560	7,150,265
Payable for Fund shares redeemed	18,709	768,997	1,381,293	77,925	14,093,639	600	11,788	560,430	—	4,048,075
Payable to administrator—net (Note B)	—	232,069	272,858	176,405	1,580,457	—	—	354,883	—	211,070
Payable to trustees	6,164	6,164	6,164	6,164	6,164	6,164	6,164	6,164	6,164	6,164
Payable for audit fees	27,191	30,752	34,920	31,405	34,302	29,651	29,137	31,923	29,664	32,009
Payable for custodian fees	10,933	132,778	27,356	15,180	115,044	7,985	11,624	19,316	10,607	72,859
Payable for legal fees	5,006	10,662	5,006	596	4,491	5,091	12,321	6,400	12,381	7,780
Payable for loaned securities collateral (Note A)	—	—	—	—	—	—	—	—	—	18,969,160
Accrued capital gains taxes (Note A)	—	8,301,485	—	—	—	—	—	—	—	—
Other accrued expenses and payables	6,217	135,776	110,600	106,192	668,695	3,238	4,434	225,386	1,475	164,737
Total Liabilities	95,843	11,870,546	17,353,183	31,588,646	36,745,876	54,570	129,097	6,409,062	152,430	31,598,829
Net Assets	$55,879,294	$1,397,723,959	$1,291,387,393	$822,997,734	$12,439,119,764	$3,015,463	$59,600,140	$1,709,607,154	$3,676,897	$1,748,155,417
Net Assets consist of:
Paid-in capital	$36,410,165	$1,097,635,794	$947,946,632	$575,227,657	$4,636,457,308	$2,876,912	$50,794,315	$980,242,951	$2,776,112	$1,348,274,120
Total distributable earnings/(losses)	19,469,129	300,088,165	343,440,761	247,770,077	7,802,662,456	138,551	8,805,825	729,364,203	900,785	399,881,297
Net Assets	$55,879,294	$1,397,723,959	$1,291,387,393	$822,997,734	$12,439,119,764	$3,015,463	$59,600,140	$1,709,607,154	$3,676,897	$1,748,155,417
Net Assets
Investor Class	$—	$—	$—	$748,904,500	$2,024,064,456	$—	$—	$1,488,394,546	$—	$97,815,607
Trust Class	—	—	—	48,465,391	1,347,310,692	—	—	42,491,165	—	29,162,722
Advisor Class	—	—	—	1,999,229	149,867,557	—	—	6,436,332	—	—
Institutional Class	53,297,312	1,051,279,127	1,036,533,976	19,797,299	3,443,413,850	2,550,752	55,065,235	159,807,358	3,287,933	1,477,510,461
Class A	1,302,222	37,324,663	170,152,025	3,205,941	—	242,975	4,356,366	9,433,613	302,702	57,757,576
Class C	1,244,314	7,131,726	83,257,537	625,374	—	221,736	178,539	2,597,935	86,262	7,662,043
Class R3	—	1,023,239	1,443,855	—	—	—	—	283,036	—	—
Class R6	35,446	300,965,204	—	—	5,474,463,209	—	—	163,169	—	78,247,008

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	24,706,225	27,026,975	—	—	63,321,267	—	6,625,693
Trust Class	—	—	—	1,601,077	18,006,377	—	—	1,809,726	—	1,974,898
Advisor Class	—	—	—	66,103	2,019,173	—	—	276,399	—	—
Institutional Class	3,101,464	42,948,821	76,658,056	652,077	46,014,760	221,249	3,976,941	6,794,566	427,672	100,060,296
Class A	75,624	1,518,924	12,637,366	105,997	—	21,120	316,190	402,286	38,998	3,913,654
Class C	72,573	291,281	6,223,385	21,113	—	19,377	13,810	112,928	11,227	522,143
Class R3	—	41,630	107,454	—	—	—	—	12,142	—	—
Class R6	2,061	12,297,724	—	—	73,229,845	—	—	6,936	—	5,295,965
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$30.31	$74.89	$—	$—	$23.51	$—	$14.76
Trust Class	—	—	—	30.27	74.82	—	—	23.48	—	14.77
Advisor Class	—	—	—	30.24	74.22	—	—	23.29	—	—
Institutional Class	17.18	24.48	13.52	30.36	74.83	11.53	13.85	23.52	7.69	14.77
Class R3	—	24.58	13.44	—	—	—	—	23.31	—	—
Class R6	17.20	24.47	—	—	74.76	—	—	23.52	—	14.77
Net Asset Value and redemption price per share
Class A	$17.22	$24.57	$13.46	$30.25	$—	$11.50	$13.78	$23.45	$7.76	$14.76
Offering Price per share
Class A‡	$18.27	$26.07	$14.28	$32.10	$—	$12.20	$14.62	$24.88	$8.23	$15.66
Net Asset Value and offering price per share
Class C^	$17.15	$24.48	$13.38	$29.62	$—	$11.44	$12.93	$23.01	$7.68	$14.67
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$—	$—	$—	$—	$—	$—	$17,461,349
*Cost of Investments:
(a) Unaffiliated issuers	$36,830,199	$994,107,685	$999,955,357	$614,077,167	$4,833,667,419	$2,866,906	$45,131,489	$1,061,842,740	$2,876,287	$1,407,141,575
(b) Affiliated issuers	—	—	—	—	569,848,776	—	—	—	—	—
Total cost of investments	$36,830,199	$994,107,685	$999,955,357	$614,077,167	$5,403,516,195	$2,866,906	$45,131,489	$1,061,842,740	$2,876,287	$1,407,141,575
(c) Total cost of foreign currency	$—	$802,051	$—	$12,781	$—	$1,415	$583,210	$—	$519	$1,863,305
(d) Premium received from option contracts written	$—	$—	$1,605,806	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$150,373,521	$2,413,379	$980,131,494	$3,236,353,573	$1,971,652,276	$54,161,529	$535,931,705	$775,808,309	$455,805,059	$1,791,443,980
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	$150,373,521	$2,413,379	$980,131,494	3,236,353,573	1,971,652,276	54,161,529	535,931,705	775,808,309	455,805,059	1,791,443,980
Cash	—	—	—	—	—	—	—	—	756,909	—
Foreign currency(c)	148,771	3,865	—	—	—	—	—	—	—	741
Dividends and interest receivable	506,116	8,970	265,455	4,966,844	299,299	34,744	682,105	506,797	26,383	2,838,877
Receivable for securities sold	733,297	43,212	1,542,518	2,928,597	—	—	—	—	—	—
Receivable from Management—net (Note B)	—	21,673	—	—	—	7,949	—	—	—	—
Receivable for Fund shares sold	75,724	23,932	3,727,983	22,791,533	1,293,030	4,256	250,695	1,892,595	2,630,531	1,476,210
Receivable for securities lending income (Note A)	25	—	—	23,218	920	—	—	—	644	—
Prepaid expenses and other assets	40,457	37,899	43,924	179,502	73,194	33,830	39,082	74,792	51,232	63,928
Total Assets	151,877,911	2,552,930	985,711,374	3,267,243,267	1,973,318,719	54,242,308	536,903,587	778,282,493	459,270,758	1,795,823,736
Liabilities
Payable to investment manager—net (Note B)	65,428	1,609	574,677	981,163	732,927	22,646	255,959	474,631	292,033	662,423
Option contracts written, at value(d) (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	611,223	—	10,654,978	78,627,370	—	—	—	2,950,530	4,444,021	—
Payable for Fund shares redeemed	266,761	—	1,825,822	636,220	792,430	221,746	935,760	450,631	311,069	2,597,000
Payable to administrator—net (Note B)	2,871	—	139,848	530,245	299,952	—	101,806	27,067	14,699	335,667
Payable to trustees	6,164	6,164	6,164	6,164	6,164	6,164	6,164	6,164	6,164	6,164
Payable for audit fees	31,923	26,697	39,416	32,003	39,416	40,015	39,416	31,642	39,416	40,015
Payable for custodian fees	14,167	4,820	12,286	31,670	31,033	11,791	20,431	12,849	13,064	27,511
Payable for legal fees	5,091	5,677	5,125	14,150	5,712	5,125	5,125	5,006	5,712	5,125
Payable for loaned securities collateral (Note A)	—	16,002	—	92,371,650	—	—	—	—	1,948,905	—
Accrued capital gains taxes (Note A)	—	—	—	—	—	—	—	—	—	—
Other accrued expenses and payables	14,010	3,165	70,138	213,381	154,911	19,416	78,477	32,776	36,058	176,938
Total Liabilities	1,017,638	64,134	13,328,454	173,444,016	2,062,545	326,903	1,443,138	3,991,296	7,111,141	3,850,843
Net Assets	$150,860,273	$2,488,796	$972,382,920	$3,093,799,251	$1,971,256,174	$53,915,405	$535,460,449	$774,291,197	$452,159,617	$1,791,972,893
Net Assets consist of:
Paid-in capital	$110,286,033	$1,870,677	$590,548,791	$2,281,381,882	$1,024,409,589	$50,022,712	$131,161,983	$684,892,033	$284,521,442	$945,682,298
Total distributable earnings/(losses)	40,574,240	618,119	381,834,129	812,417,369	946,846,585	3,892,693	404,298,466	89,399,164	167,638,175	846,290,595
Net Assets	$150,860,273	$2,488,796	$972,382,920	$3,093,799,251	$1,971,256,174	$53,915,405	$535,460,449	$774,291,197	$452,159,617	$1,791,972,893
Net Assets
Investor Class	$—	$—	$—	$1,450,990,984	$694,343,951	$30,551,423	$—	$—	$94,689,368	$409,908,412
Trust Class	5,717,990	—	—	88,409,482	107,311,126	6,394,942	—	112,513,371	5,973,447	132,709,723
Advisor Class	—	—	—	126,228,880	14,047,422	—	—	—	4,538,844	—
Institutional Class	137,223,270	1,814,466	848,185,864	1,196,315,118	426,600,740	13,762,666	464,251,554	453,454,216	233,521,526	788,434,416
Class A	3,505,225	218,813	33,750,291	69,251,852	47,443,041	1,441,782	44,587,685	62,966,954	30,961,645	111,262,678
Class C	709,054	149,599	15,303,466	23,183,595	13,320,209	945,339	26,621,210	8,154,088	7,066,215	43,492,748
Class R3	1,771,723	—	—	934,837	16,465,462	792,304	—	15,646,541	5,718,252	22,710,737
Class R6	1,933,011	305,918	75,143,299	138,484,503	651,724,223	26,949	—	121,556,027	69,690,320	283,454,179

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021	February 28, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	35,542,134	32,654,657	1,379,109	—	—	1,583,933	9,411,291
Trust Class	377,711	—	—	2,162,911	5,059,958	289,039	—	7,807,029	100,348	3,041,620
Advisor Class	—	—	—	3,086,168	668,924	—	—	—	76,658	—
Institutional Class	9,089,169	118,392	38,394,899	29,328,398	19,919,293	622,495	29,801,884	31,352,238	3,866,411	18,144,275
Class A	233,443	14,330	1,542,649	1,693,243	2,247,452	65,141	2,856,140	4,368,379	519,212	2,552,704
Class C	48,098	10,000	713,187	564,570	649,829	42,913	1,728,546	564,272	121,684	1,007,167
Class R3	118,882	—	—	22,825	788,266	35,812	—	1,087,823	96,751	520,649
Class R6	127,987	20,000	3,392,451	3,393,115	30,320,766	1,220	—	8,406,421	1,150,737	6,525,845
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$40.82	$21.26	$22.15	$—	$—	$59.78	$43.55
Trust Class	15.14	—	—	40.88	21.21	22.12	—	14.41	59.53	43.63
Advisor Class	—	—	—	40.90	21.00	—	—	—	59.21	—
Institutional Class	15.10	15.33	22.09	40.79	21.42	22.11	15.58	14.46	60.40	43.45
Class R3	14.90	—	—	40.96	20.89	22.12	—	14.38	59.10	43.62
Class R6	15.10	15.30	22.15	40.81	21.49	22.10	—	14.46	60.56	43.44
Net Asset Value and redemption price per share
Class A	$15.02	$15.27	$21.88	$40.90	$21.11	$22.13	$15.61	$14.41	$59.63	$43.59
Offering Price per share
Class A‡	$15.94	$16.20	$23.21	$43.40	$22.40	$23.48	$16.56	$15.29	$63.27	$46.25
Net Asset Value and offering price per share
Class C^	$14.74	$14.96	$21.46	$41.06	$20.50	$22.03	$15.40	$14.45	$58.07	$43.18
†Securities on loan, at value:
Unaffiliated issuers	$—	$14,794	$—	$87,794,318	$—	$—	$—	$—	$1,942,126	$—
*Cost of Investments:
(a) Unaffiliated issuers	$116,321,793	$1,859,606	$606,145,952	$2,451,855,225	$1,122,641,304	$39,225,039	$261,464,491	$703,236,164	$345,054,078	$1,027,305,101
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$116,321,793	$1,859,606	$606,145,952	$2,451,855,225	$1,122,641,304	$39,225,039	$261,464,491	$703,236,164	$345,054,078	$1,027,305,101
(c) Total cost of foreign currency	$149,418	$3,880	$—	$—	$—	$—	$—	$—	$—	$748
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$452,439	$7,333,492	$16,259,256	$4,491,191	$46,408,363	$27,447	$226,486	$8,286,702	$27,251	$9,127,142
Dividend income—affiliated issuers (Note F)	—	—	—	—	6,534,898	—	—	—	—	—
Interest and other income—unaffiliated issuers	16	1,833	1,108,776	923	11,091	8	146	805	—	1,685
Income from securities loaned—net	—	3,111	—	3,892	—	—	—	18,923	—	18,256
Foreign taxes withheld	(5,220)	(1,243,370)	(262,487)	(49,174)	(88,094)	(1,289)	(12,442)	(21,333)	(23)	(543,882)
Total income	$447,235	$6,095,066	$17,105,545	$4,446,832	$52,866,258	$26,166	$214,190	$8,285,097	$27,228	$8,603,201
Expenses:
Investment management fees (Note B)	136,927	5,798,292	3,138,222	2,045,666	37,183,293	9,007	314,592	4,013,699	3,504	6,538,930
Administration fees (Note B):
Investor Class	—	—	—	927,651	2,366,684	—	—	1,878,693	—	124,487
Trust Class	—	—	—	93,720	2,543,891	—	—	83,384	—	58,186
Advisor Class	—	—	—	3,819	272,192	—	—	7,601	—	—
Institutional Class	38,287	704,488	753,388	12,615	2,396,320	1,352	39,650	114,984	2,339	1,050,469
Class A	1,870	43,862	206,116	3,986	—	307	5,400	11,336	391	74,355
Class C	2,926	8,475	120,294	1,155	—	277	230	3,183	110	9,852
Class R3	—	1,179	1,841	—	—	—	—	262	—	—
Class R6	8	59,788	—	—	1,206,656	—	—	29	—	19,198
Distribution fees (Note B):
Trust Class	—	—	—	23,430	—	—	—	20,846	—	—
Advisor Class	—	—	—	2,387	170,120	—	—	4,751	—	—
Class A	1,798	42,175	198,188	3,833	—	295	5,192	10,900	376	71,496
Class C	11,254	32,596	462,667	4,444	—	1,066	884	12,240	421	37,891
Class R3	—	2,266	3,541	—	—	—	—	504	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	112,416	381,343	—	—	272,509	—	33,682
Trust Class	—	—	—	331	3,236	—	—	367	—	487
Advisor Class	—	—	—	141	2,626	—	—	146	—	—
Institutional Class	244	39,105	3,369	208	8,260	106	254	422	107	8,848
Class A	479	2,335	3,681	187	—	257	2,027	389	255	1,300
Class C	22	184	1,546	110	—	22	43	109	19	342
Class R3	—	453	203	—	—	—	—	28	—	—
Class R6	12	1,473	—	—	5,472	—	—	16	—	778
Audit fees	22,241	25,802	27,321	26,156	29,052	24,001	24,187	26,973	24,714	26,759
Custodian and accounting fees	29,318	355,968	78,328	54,305	508,630	30,326	39,876	88,170	28,390	177,658
Insurance	863	19,801	22,737	12,029	172,623	31	1,043	24,687	54	37,031
Legal fees	21,163	26,819	21,163	42,650	23,361	21,248	29,102	22,943	28,538	23,937
Registration and filing fees	30,229	48,607	42,882	51,040	118,603	23,429	24,811	78,608	24,668	54,337
Repayment to Management of expenses previously assumed by Management (Note B)	—	211,074	—	169	290,436	—	—	53	—	—
Shareholder reports	1,761	37,174	63,084	22,993	345,066	1,216	1,687	43,917	99	53,408
Trustees' fees and expenses	25,226	25,226	25,226	25,226	25,226	25,226	25,225	25,226	25,226	25,226
Interest	2,333	17,256	11,860	176	1,658	—	2,187	6,871	24	2,987
Miscellaneous	5,618	72,774	65,391	34,450	423,503	5,512	7,161	61,142	4,959	90,596
Total expenses	332,579	7,577,172	5,251,048	3,505,293	48,478,251	143,678	523,551	6,814,988	144,194	8,522,240

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTEGRATED LARGE CAP FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021
Expenses reimbursed by Management (Note B)	(125,463)	(14,279)	—	(48)	—	(130,786)	(83,100)	—	(136,104)	(320,208)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(833,523)
Total net expenses	207,116	7,562,893	5,251,048	3,505,245	48,478,251	12,892	440,451	6,814,988	8,090	7,368,509
Net investment income/(loss)	$240,119	$(1,467,827)	$11,854,497	$941,587	$4,388,007	$13,274	$(226,261)	$1,470,109	$19,138	$1,234,692
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,750,461	46,205,149	85,409,628	68,493,597	848,287,044	61,563	3,255,455	94,040,529	72,445	55,034,078
Transactions in investment securities of affiliated issuers	—	—	—	—	37,627,144	—	—	—	—	—
Settlement of foreign currency transactions	(345)	(352,474)	40,767	(62,587)	2,911	673	30,680	—	—	104,967
Expiration or closing of option contracts written	—	—	2,156,996	—	—	—	—	1,155,516	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	6,268,995	186,152,897 **	19,619,954	15,354,488	1,330,390,414	52,654	8,130,089	37,550,314	162,414	106,521,837
Investment securities of affiliated issuers	—	—	—	—	251,950,427	—	—	—	—	—
Foreign currency translations	—	(94,077)	(200)	48	—	(117)	(11,667)	—	16	(166,199)
Option contracts written	—	—	671,585	—	—	—	—	405,851	—	—
Net gain/(loss) on investments	9,019,111	231,911,495	107,898,730	83,785,546	2,468,257,940	114,773	11,404,557	133,152,210	234,875	161,494,683
Net increase/(decrease) in net assets resulting from operations	$9,259,230	$230,443,668	$119,753,227	$84,727,133	$2,472,645,947	$128,047	$11,178,296	$134,622,319	$254,013	$162,729,375

**  Change in accrued foreign capital gains tax amounted to $(7,976,343) for Emerging Markets Equity.

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$858,372	$9,427	$1,501,944	$22,817,427	$2,225,422	$424,561	$3,727,376	$9,209,379	$423,197	$10,763,535
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest and other income—unaffiliated issuers	95	—	117,178	15,194	4,922	79	72	2,336	1,498	383
Income from securities loaned—net	2,704	84	—	50,743	12,599	—	—	—	9,276	—
Foreign taxes withheld	(50,891)	(834)	—	(38,215)	(5,998)	(759)	(25,168)	(11,343)	—	(57,939)
Total income	$810,280	$8,677	$1,619,122	$22,845,149	$2,236,945	$423,881	$3,702,280	$9,200,372	$433,971	$10,705,979
Expenses:
Investment management fees (Note B)	415,845	9,188	2,876,157	4,867,796	4,236,777	128,819	1,797,805	2,791,137	1,554,351	4,057,825
Administration fees (Note B):
Investor Class	—	—	—	1,566,405	814,310	33,603	—	—	106,667	521,465
Trust Class	11,026	—	—	144,254	191,880	10,972	—	216,485	10,358	254,239
Advisor Class	—	—	—	215,703	24,256	—	—	—	7,484	—
Institutional Class	103,215	1,165	474,018	388,224	285,827	9,452	412,208	296,870	144,763	548,686
Class A	4,403	227	32,872	40,288	52,404	1,836	54,387	78,925	34,489	132,437
Class C	1,021	185	16,299	19,271	15,720	1,096	37,037	11,258	7,221	54,578
Class R3	2,631	—	—	980	19,207	816	—	20,000	5,551	34,655
Class R6	472	73	12,780	27,065	144,419	6	—	27,240	13,187	61,465
Distribution fees (Note B):
Trust Class	2,757	—	—	36,063	—	2,743	—	54,121	2,590	63,560
Advisor Class	—	—	—	134,814	15,160	—	—	—	4,677	—
Class A	4,233	218	31,607	38,739	50,388	1,765	52,296	75,890	33,163	127,343
Class C	3,929	712	62,691	74,120	60,463	4,216	142,450	43,299	27,774	209,917
Class R3	5,059	—	—	1,884	36,936	1,570	—	38,461	10,675	66,644
Shareholder servicing agent fees:
Investor Class	—	—	—	205,813	127,833	9,224	—	—	28,896	138,608
Trust Class	2,278	—	—	654	358	303	—	8,501	241	2,150
Advisor Class	—	—	—	877	325	—	—	—	286	—
Institutional Class	396	24	3,288	2,254	2,877	444	2,538	3,174	1,668	4,100
Class A	189	138	1,827	1,862	1,382	290	2,881	2,201	5,192	3,538
Class C	104	11	314	1,151	340	130	713	767	201	1,022
Class R3	169	—	—	145	1,137	153	—	1,282	642	894
Class R6	33	10	21	291	4,707	9	—	2,900	669	2,669
Audit fees	26,973	21,447	13,066	26,354	13,066	13,265	13,066	25,992	13,066	13,265
Custodian and accounting fees	49,768	32,480	46,379	106,141	103,764	33,054	47,034	49,958	42,153	101,505
Insurance	2,586	110	9,139	29,902	25,204	1,014	13,260	10,341	4,152	28,245
Legal fees	21,248	21,834	21,134	20,617	21,721	21,134	21,134	21,163	21,721	21,134
Registration and filing fees	48,668	31,860	40,796	94,123	70,410	54,413	33,624	71,437	66,022	64,447
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—	—	—	—	—	—
Shareholder reports	3,996	1,079	70,231	57,696	62,271	5,817	25,815	32,138	14,740	58,652
Trustees' fees and expenses	25,226	25,226	25,226	25,226	25,226	25,226	25,226	25,226	25,226	25,226
Interest	3,879	499	8,510	2,578	700	2,118	95,694	—	1,000	747
Miscellaneous	15,785	6,115	27,776	74,491	63,753	7,372	50,434	26,877	13,062	79,972
Total expenses	755,889	152,601	3,774,131	8,205,781	6,472,821	370,860	2,827,602	3,935,643	2,201,887	6,678,988
See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND
	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021	For the Six Months Ended February 28, 2021
Expenses reimbursed by Management (Note B)	(119,670)	(139,746)	(62,580)	—	—	(34,994)	—	(707,794)	(335,796)	—
Investment management fees waived (Note B)	—	—	—	—	—	(86,674)	—	—	—	—
Total net expenses	636,219	12,855	3,711,551	8,205,781	6,472,821	249,192	2,827,602	3,227,849	1,866,091	6,678,988
Net investment income/(loss)	$174,061	$(4,178)	$(2,092,429)	$14,639,368	$(4,235,876)	$174,689	$874,678	$5,972,523	$(1,432,120)	$4,026,991
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	9,227,299	84,308	25,727,530	58,452,224	135,323,415	1,616,012	134,388,072	23,656,853	59,554,249	125,187,273
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	18,190	2,474	—	—	(8)	—	—	—	—	48,189
Expiration or closing of option contracts written	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	5,586,408	202,071	269,480,884	589,643,202	286,881,234	13,613,768	(50,871,855)	13,064,366	54,873,086	141,260,439
Investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency translations	(7,768)	(309)	—	—	—	—	—	—	—	(960)
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain/(loss) on investments	14,824,129	288,544	295,208,414	648,095,426	422,204,641	15,229,780	83,516,217	36,721,219	114,427,335	266,494,941
Net increase/(decrease) in net assets resulting from operations	$14,998,190	$284,366	$293,115,985	$662,734,794	$417,968,765	$15,404,469	$84,390,895	$42,693,742	$112,995,215	$270,521,932

**  Change in accrued foreign capital gains tax amounted to $(7,976,343) for Emerging Markets Equity.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$240,119	$797,853	$(1,467,827)	$18,599,415	$11,854,497	$29,830,227	$941,587	$848,653	$4,388,007	$16,189,230	$13,274	$43,408
Net realized gain/(loss) on investments	2,750,116	(1,911,149)	45,852,675	(65,414,318)	87,607,391	(23,815,200)	68,431,010	85,589,835	885,917,099	450,874,439	62,236	34,540
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	6,268,995	7,965,269	186,058,820	137,535,878	20,291,339	(2,942,191)	15,354,536	76,828,210	1,582,340,841	795,105,490	52,537	(456,957)
Net increase/(decrease) in net assets resulting from operations	9,259,230	6,851,973	230,443,668	90,720,975	119,753,227	3,072,836	84,727,133	163,266,698	2,472,645,947	1,262,169,159	128,047	(379,009)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(38,144,099)	(75,252,839)	(71,771,065)	(93,945,287)	—	—
Trust Class	—	—	—	—	—	—	(2,489,625)	(5,351,763)	(48,636,547)	(75,018,791)	—	—
Advisor Class	—	—	—	—	—	—	(103,205)	(188,376)	(5,333,753)	(8,290,810)	—	—
Institutional Class	(742,840)	(804,626)	(3,568,091)	(20,574,096)	(10,414,567)	(65,159,516)	(939,810)	(1,293,502)	(127,257,277)	(167,718,230)	(6,450)	(149,606)
Class A	(15,411)	(15,065)	(50,983)	(702,541)	(1,353,901)	(7,672,862)	(162,544)	(314,401)	—	—	(889)	(16,113)
Class C	(8,635)	(6,073)	—	(64,329)	(432,486)	(7,830,035)	(35,901)	(142,600)	—	—	(426)	(11,575)
Class R3	—	—	—	(11,446)	(10,474)	(106,199)	—	—	—	—	—	—
Class R6	(486)	(622)	(1,128,741)	(4,593,292)	—	—	—	—	(193,893,991)	(254,709,597)	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—	—	(6,455)
Class A	—	—	—	—	—	—	—	—	—	—	—	(810)
Class C	—	—	—	—	—	—	—	—	—	—	—	(706)
Total distributions to shareholders	(767,372)	(826,386)	(4,747,815)	(25,945,704)	(12,211,428)	(80,768,612)	(41,875,184)	(82,543,481)	(446,892,633)	(599,682,715)	(7,765)	(185,265)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	1,668,671	4,139,817	84,824,339	102,268,952	—	—
Trust Class	—	—	—	—	—	—	754,248	1,053,739	67,531,937	136,697,167	—	—
Advisor Class	—	—	—	—	—	—	177,049	180,512	7,389,528	13,603,644	—	—
Institutional Class	3,417,461	3,466,772	125,402,499	399,887,559	65,463,131	136,438,292	5,064,960	6,456,482	317,990,591	773,708,973	1,143,915	423,861
Class A	45,857	166,365	5,060,136	15,390,961	19,055,312	49,580,339	15,192	210,846	—	—	14,527	123,714
Class C	167,370	41,993	622,094	799,699	647,233	5,678,074	45,290	87,139	—	—	—	25,421
Class R3	—	—	122,782	244,741	289,918	861,924	—	—	—	—	—	—
Class R6	—	—	66,485,943	33,376,229	—	—	—	—	418,608,800	484,217,840	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	35,051,668	68,579,987	68,987,845	90,300,146	—	—
Trust Class	—	—	—	—	—	—	2,471,265	5,298,074	48,261,989	74,517,483	—	—
Advisor Class	—	—	—	—	—	—	103,087	188,151	5,168,087	8,065,695	—	—
Institutional Class	742,840	804,626	1,609,979	8,256,034	9,413,466	57,976,061	914,496	1,234,994	114,901,501	149,539,999	6,450	156,061
Class A	15,234	15,065	27,707	370,146	950,705	6,573,090	157,731	302,132	—	—	381	8,655
Class C	8,633	6,057	—	24,577	409,213	5,799,923	30,125	135,364	—	—	124	5,998
Class R3	—	—	—	7,459	10,464	86,266	—	—	—	—	—	—
Class R6	—	—	1,128,268	4,593,045	—	—	—	—	192,414,257	252,805,572	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(27,576,617)	(63,517,841)	(135,635,451)	(265,797,622)	—	—
Trust Class	—	—	—	—	—	—	(4,302,385)	(10,528,972)	(237,119,306)	(451,824,046)	—	—
Advisor Class	—	—	—	—	—	—	(234,169)	(344,159)	(17,940,290)	(54,240,187)	—	—
Institutional Class	(7,992,947)	(11,700,532)	(104,043,323)	(676,546,774)	(119,106,516)	(285,743,568)	(1,146,326)	(3,966,267)	(600,765,134)	(901,003,192)	(58,636)	(2,186,250)
Class A	(471,645)	(348,697)	(5,710,734)	(30,800,365)	(16,448,109)	(39,550,918)	(165,009)	(450,261)	—	—	(16,175)	(235,963)
Class C	(1,814,136)	(587,237)	(798,318)	(4,264,529)	(26,944,392)	(78,670,313)	(875,763)	(219,461)	—	—	(2,650)	(124,061)
Class R3	—	—	(65,588)	(476,813)	(553,266)	(1,109,389)	—	—	—	—	—	—
Class R6	—	(12,366)	(5,244,373)	(78,903,918)	—	—	—	—	(423,224,660)	(819,950,245)	—	—
Net increase/(decrease) from Fund share transactions	(5,881,333)	(8,147,954)	84,597,072	(328,041,949)	(66,812,841)	(142,080,219)	12,153,513	8,840,276	(88,605,967)	(407,089,821)	1,087,936	(1,802,564)
Net Increase/(Decrease) in Net Assets	2,610,525	(2,122,367)	310,292,925	(263,266,678)	40,728,958	(219,775,995)	55,005,462	89,563,493	1,937,147,347	255,396,623	1,208,218	(2,366,838)
Net Assets:
Beginning of period	53,268,769	55,391,136	1,087,431,034	1,350,697,712	1,250,658,435	1,470,434,430	767,992,272	678,428,779	10,501,972,417	10,246,575,794	1,807,245	4,174,083
End of period	$55,879,294	$53,268,769	$1,397,723,959	$1,087,431,034	$1,291,387,393	$1,250,658,435	$822,997,734	$767,992,272	$12,439,119,764	$10,501,972,417	$3,015,463	$1,807,245

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(226,261)	$305,431	$1,470,109	$3,560,765	$19,138	$54,819	$1,234,692	$13,241,566	$174,061	$1,118,709	$(4,178)	$6,635
Net realized gain/(loss) on investments	3,286,135	3,712,325	95,196,045	124,961,816	72,445	405,388	55,139,045	111,589,675	9,245,489	1,897,529	86,782	566,192
Net increase from payments by affiliates	—	—	—	—	—	—	—	1,010,727	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	8,118,422	7,969,047	37,956,165	306,341,929	162,430	63,915	106,355,638	165,789,089	5,578,640	22,865,576	201,762	566,511
Net increase/(decrease) in net assets resulting from operations	11,178,296	11,986,803	134,622,319	434,864,510	254,013	524,122	162,729,375	291,631,057	14,998,190	25,881,814	284,366	1,139,338
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(107,074,493)	(70,548,675)	—	—	(4,496,265)	(2,478,769)	—	—	—	—
Trust Class	—	—	(3,015,692)	(2,133,084)	—	—	(1,340,247)	(743,711)	(63,437)	(148,073)	—	—
Advisor Class	—	—	(442,228)	(9,889)	—	—	—	—	—	—	—	—
Institutional Class	(299,749)	(423,155)	(11,590,742)	(6,402,335)	(41,740)	(730,795)	(68,692,513)	(45,951,233)	(2,063,050)	(4,271,772)	(54,106)	(48,086)
Class A	(5,815)	(30,448)	(660,372)	(273,588)	(2,873)	(63,558)	(2,631,060)	(1,332,657)	(39,418)	(97,131)	(5,639)	(581)
Class C	—	—	(180,384)	(107,584)	(703)	(21,450)	(317,340)	(169,333)	(6,061)	(37,380)	(4,387)	—
Class R3	—	—	(12,381)	(6,645)	—	—	—	—	(16,174)	(58,043)	—	—
Class R6	—	—	(8,182)	(1,818)	—	—	(3,831,586)	(2,444,715)	(29,867)	(1,151,998)	(11,360)	(2,238)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(305,564)	(453,603)	(122,984,474)	(79,483,618)	(45,316)	(815,803)	(81,309,011)	(53,120,418)	(2,218,007)	(5,764,397)	(75,492)	(50,905)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	10,279,431	14,003,256	—	—	1,530,658	1,799,889	—	—	—	—
Trust Class	—	—	817,126	3,789,973	—	—	511,261	1,565,793	35,039	220,557	—	—
Advisor Class	—	—	6,071,345	47,798	—	—	—	—	—	—	—	—
Institutional Class	300,502	10,128,281	14,951,107	51,904,203	—	761,952	146,146,187	716,689,277	5,138,520	16,705,060	212,540	271,428
Class A	—	—	3,919,849	6,649,437	14,415	83,308	7,026,782	17,436,239	377,692	1,069,501	44,272	5,503
Class C	—	—	222,590	587,042	—	—	780,075	678,952	943	88,945	—	—
Class R3	—	—	239,556	17,195	—	—	—	—	238,120	451,427	—	—
Class R6	—	—	130,129	—	—	—	6,561,291	17,794,708	104,029	4,115,978	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	100,876,976	66,427,262	—	—	4,336,539	2,386,570	—	—	—	—
Trust Class	—	—	2,995,621	2,120,471	—	—	1,218,086	690,385	60,282	140,859	—	—
Advisor Class	—	—	442,229	9,889	—	—	—	—	—	—	—	—
Institutional Class	246,922	353,427	11,503,934	6,347,905	41,739	730,795	54,430,100	29,465,628	2,013,108	4,171,081	54,106	48,086
Class A	5,364	29,170	605,922	245,649	2,198	45,987	412,845	270,092	24,117	70,428	732	100
Class C	—	—	173,939	98,908	135	6,279	249,091	124,890	5,118	21,435	—	—
Class R3	—	—	12,380	6,644	—	—	—	—	11,352	40,982	—	—
Class R6	—	—	5,449	—	—	—	3,828,300	2,442,802	29,353	1,151,026	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTEGRATED LARGE CAP FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Payments for shares redeemed:
Investor Class	—	—	(52,735,407)	(96,681,184)	—	—	(5,646,642)	(15,124,817)	—	—	—	—
Trust Class	—	—	(4,362,415)	(19,012,250)	—	—	(2,787,985)	(7,092,659)	(170,724)	(601,433)	—	—
Advisor Class	—	—	(151,943)	(67,873)	—	—	—	—	—	—	—	—
Institutional Class	(7,828,710)	(13,861,055)	(17,095,403)	(26,568,727)	(202)	(1,331,885)	(110,164,089)	(1,154,631,654)	(20,501,229)	(27,943,432)	(45,096)	(5,200,163)
Class A	(685,586)	(2,850,612)	(1,330,005)	(5,295,136)	(24,913)	(103,265)	(8,440,534)	(20,057,743)	(376,861)	(1,418,753)	(1,568)	(16,907)
Class C	(51,969)	(6,913)	(124,332)	(707,947)	(5,000)	(9,343)	(1,182,418)	(3,801,042)	(267,744)	(865,456)	—	(10,644)
Class R3	—	—	(132,807)	(44,563)	—	—	—	—	(879,034)	(844,478)	—	—
Class R6	—	—	(10,502)	—	—	—	(12,000,477)	(33,638,342)	(276,403)	(33,984,514)	—	—
Net increase/(decrease) from Fund share transactions	(8,013,477)	(6,207,702)	77,304,769	3,877,952	28,372	183,828	86,809,070	(443,001,032)	(14,434,322)	(37,410,787)	264,986	(4,902,597)
Net Increase/(Decrease) in Net Assets	2,859,255	5,325,498	88,942,614	359,258,844	237,069	(107,853)	168,229,434	(204,490,393)	(1,654,139)	(17,293,370)	473,860	(3,814,164)
Net Assets:
Beginning of period	56,740,885	51,415,387	1,620,664,540	1,261,405,696	3,439,828	3,547,681	1,579,925,983	1,784,416,376	152,514,412	169,807,782	2,014,936	5,829,100
End of period	$59,600,140	$56,740,885	$1,709,607,154	$1,620,664,540	$3,676,897	$3,439,828	$1,748,155,417	$1,579,925,983	$150,860,273	$152,514,412	$2,488,796	$2,014,936

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(2,092,429)	$(1,885,142)	$14,639,368	$35,124,428	$(4,235,876)	$(4,132,501)	$174,689	$937,838	$874,678	$4,464,668	$5,972,523	$7,094,696
Net realized gain/(loss) on investments	25,727,530	8,476,391	58,452,224	(9,990,578)	135,323,407	154,260,338	1,616,012	(10,309,239)	134,388,072	217,155,413	23,656,853	10,488,410
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	269,480,884	31,792,267	589,643,202	15,231,759	286,881,234	141,191,962	13,613,768	(2,158,411)	(50,871,855)	(166,400,834)	13,064,366	(41,527,845)
Net increase/(decrease) in net assets resulting from operations	293,115,985	38,383,516	662,734,794	40,365,609	417,968,765	291,319,799	15,404,469	(11,529,812)	84,390,895	55,219,247	42,693,742	(23,944,739)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(20,430,235)	(46,697,641)	(58,050,416)	(26,846,037)	(11,425)	(368,800)	—	—	—	—
Trust Class	—	—	(1,078,681)	(3,072,303)	(8,892,266)	(4,113,798)	(4,162)	(78,507)	—	—	(1,262,469)	(6,188,410)
Advisor Class	—	—	(1,468,008)	(4,213,347)	(1,154,080)	(614,615)	—	—	—	—	—	—
Institutional Class	(10,917,361)	(17,230,373)	(8,164,733)	(16,662,037)	(34,989,272)	(14,438,770)	(37,826)	(498,013)	(115,191,642)	(200,706,891)	(4,945,643)	(12,276,671)
Class A	(438,276)	(610,091)	(370,906)	(2,657,602)	(3,702,867)	(1,808,431)	(807)	(50,959)	(8,383,410)	(8,114,216)	(655,743)	(3,294,196)
Class C	(225,758)	(487,777)	(38,911)	(819,948)	(1,143,834)	(596,459)	—	(4,534)	(5,779,393)	(6,809,522)	(61,244)	(478,535)
Class R3	—	—	(8,965)	(26,674)	(1,395,759)	(2,940,823)	(78)	(7,197)	—	—	(148,025)	(889,106)
Class R6	(1,051,407)	(5,721)	(2,120,487)	(3,363,793)	(52,695,641)	(24,076,088)	(102)	(371)	—	—	(1,438,801)	(4,945,273)
Tax return of capital:
Institutional Class	—	—	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(12,632,802)	(18,333,962)	(33,680,926)	(77,513,345)	(162,024,135)	(75,435,021)	(54,400)	(1,008,381)	(129,354,445)	(215,630,629)	(8,511,925)	(28,072,191)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	32,275,564	21,973,394	5,523,629	7,662,038	519,237	1,339,854	—	—	—	—
Trust Class	—	—	8,061,400	7,261,960	10,174,203	11,240,993	111,894	218,636	—	—	8,921,175	26,231,662
Advisor Class	—	—	5,626,650	6,711,198	2,904,540	2,575,403	—	—	—	—	—	—
Institutional Class	153,148,557	158,508,399	728,571,461	231,763,696	43,788,923	88,459,369	461,489	6,241,860	27,778,770	143,585,948	168,503,163	271,791,923
Class A	8,532,892	11,162,084	42,242,728	32,432,910	7,055,295	8,395,486	78,948	701,730	5,171,029	11,512,018	12,945,567	32,906,523
Class C	1,400,698	2,041,070	8,599,590	7,025,508	730,126	1,379,107	40,147	166,683	1,203,349	4,241,249	898,010	5,276,711
Class R3	—	—	328,737	47,320	2,385,258	5,501,528	87,022	289,245	—	—	2,696,343	5,925,863
Class R6	50,254,398	38,908	13,512,152	95,242,456	70,940,988	91,657,921	—	—	—	—	33,645,918	64,676,493
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	19,601,816	44,935,853	55,465,169	25,529,038	10,798	348,989	—	—	—	—
Trust Class	—	—	1,023,865	2,908,857	8,891,643	4,112,974	4,096	76,684	—	—	1,249,086	6,120,465
Advisor Class	—	—	1,465,423	4,194,554	784,013	420,031	—	—	—	—	—	—
Institutional Class	9,932,068	14,983,837	6,385,077	12,926,537	34,670,570	14,161,776	37,825	498,013	108,174,760	180,707,254	4,340,769	10,458,036
Class A	378,854	569,699	202,660	2,135,745	3,254,839	1,666,053	705	37,549	7,411,395	7,132,839	603,082	3,118,157
Class C	199,167	419,712	22,767	421,383	1,091,464	575,702	—	3,898	5,304,954	6,068,379	59,093	427,559
Class R3	—	—	8,610	25,595	1,371,835	2,904,941	69	5,002	—	—	147,342	871,789
Class R6	1,050,853	4,939	2,119,897	3,362,619	50,323,184	22,949,077	—	—	—	—	1,436,772	4,945,248
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Payments for shares redeemed:
Investor Class	—	—	(57,046,021)	(141,379,869)	(28,149,488)	(51,645,252)	(1,604,005)	(8,267,814)	—	—	—	—
Trust Class	—	—	(8,064,192)	(24,245,862)	(11,209,249)	(18,986,114)	(476,432)	(2,181,027)	—	—	(11,355,132)	(41,416,649)
Advisor Class	—	—	(13,255,002)	(24,531,557)	(1,711,107)	(5,754,654)	—	—	—	—	—	—
Institutional Class	(112,273,270)	(212,115,226)	(62,144,925)	(203,718,206)	(54,873,827)	(89,293,824)	(3,318,748)	(28,878,354)	(241,265,841)	(661,218,541)	(83,934,353)	(132,413,740)
Class A	(5,962,408)	(10,904,319)	(5,841,394)	(64,528,418)	(4,590,433)	(11,718,186)	(772,284)	(4,565,647)	(6,739,917)	(22,829,964)	(14,055,696)	(32,399,632)
Class C	(2,352,859)	(7,795,495)	(4,532,709)	(11,426,103)	(1,460,105)	(2,863,607)	(195,977)	(579,206)	(8,191,059)	(14,630,103)	(2,279,042)	(5,777,646)
Class R3	—	—	(270,259)	(160,165)	(3,061,651)	(39,814,821)	(45,699)	(1,595,587)	—	—	(3,579,489)	(9,990,276)
Class R6	(20,647)	(140,417)	(1,750,068)	(2,222,639)	(78,259,749)	(123,332,489)	—	—	—	—	(25,333,581)	(26,465,104)
Net increase/(decrease) from Fund share transactions	104,288,303	(43,226,809)	717,143,827	1,156,766	116,040,070	(54,217,510)	(5,060,915)	(36,139,492)	(101,152,560)	(345,430,921)	94,909,027	184,287,382
Net Increase/(Decrease) in Net Assets	384,771,486	(23,177,255)	1,346,197,695	(35,990,970)	371,984,700	161,667,268	10,289,154	(48,677,685)	(146,116,110)	(505,842,303)	129,090,844	132,270,452
Net Assets:
Beginning of period	587,611,434	610,788,689	1,747,601,556	1,783,592,526	1,599,271,474	1,437,604,206	43,626,251	92,303,936	681,576,559	1,187,418,862	645,200,353	512,929,901
End of period	$972,382,920	$587,611,434	$3,093,799,251	$1,747,601,556	$1,971,256,174	$1,599,271,474	$53,915,405	$43,626,251	$535,460,449	$681,576,559	$774,291,197	$645,200,353

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(1,432,120)	$(1,552,094)	$4,026,991	$10,866,289
Net realized gain/(loss) on investments	59,554,249	5,562,877	125,235,462	64,181,966
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments	54,873,086	48,380,953	141,259,479	165,175,329
Net increase/(decrease) in net assets resulting from operations	112,995,215	52,391,736	270,521,932	240,223,584
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(918,631)	(2,595,094)	(24,529,117)	(39,991,579)
Trust Class	(57,855)	(180,321)	(7,540,489)	(13,436,402)
Advisor Class	(42,672)	(110,899)	—	—
Institutional Class	(2,177,438)	(3,818,421)	(47,256,605)	(70,956,106)
Class A	(296,389)	(1,158,204)	(5,982,035)	(8,167,976)
Class C	(62,596)	(182,145)	(2,383,226)	(3,811,205)
Class R3	(47,892)	(98,288)	(1,549,909)	(2,679,806)
Class R6	(599,444)	(842,788)	(15,797,953)	(19,113,173)
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(4,202,917)	(8,986,160)	(105,039,334)	(158,156,247)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,211,279	2,907,583	47,634,212	32,153,952
Trust Class	206,093	140,270	8,292,297	12,221,022
Advisor Class	540,038	682,224	—	—
Institutional Class	52,576,558	104,169,857	92,540,284	142,867,928
Class A	5,361,055	10,078,973	11,592,626	17,506,200
Class C	1,145,512	1,534,966	2,330,848	3,851,028
Class R3	1,586,706	1,875,473	2,430,742	6,062,242
Class R6	30,193,091	19,318,647	104,063,143	108,933,404

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	SMALL CAP GROWTH FUND		SUSTAINABLE EQUITY FUND
	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Fiscal Year Ended August 31, 2020
Proceeds from reinvestment of dividends and distributions:
Investor Class	902,822	2,558,816	23,325,011	38,305,688
Trust Class	53,533	163,896	7,492,180	13,361,172
Advisor Class	42,672	110,899	—	—
Institutional Class	2,173,942	3,809,945	43,404,634	64,321,004
Class A	291,535	1,124,046	5,347,193	7,522,495
Class C	62,596	180,348	2,183,695	3,319,170
Class R3	47,374	92,624	1,531,321	2,542,907
Class R6	599,116	841,917	15,797,954	19,113,173
Payments for shares redeemed:
Investor Class	(4,744,921)	(9,661,465)	(130,156,489)	(109,262,754)
Trust Class	(361,431)	(1,019,101)	(19,015,990)	(71,581,151)
Advisor Class	(331,108)	(832,128)	—	—
Institutional Class	(36,136,960)	(59,530,888)	(109,948,696)	(318,730,973)
Class A	(5,644,235)	(41,076,867)	(14,044,891)	(27,467,966)
Class C	(298,261)	(2,136,117)	(5,673,105)	(16,254,483)
Class R3	(771,208)	(1,146,247)	(11,961,420)	(14,062,796)
Class R6	(13,477,953)	(8,920,749)	(93,103,159)	(142,407,894)
Net increase/(decrease) from Fund share transactions	36,227,845	25,266,922	(15,937,610)	(227,686,632)
Net Increase/(Decrease) in Net Assets	145,020,143	68,672,498	149,544,988	(145,619,295)
Net Assets:
Beginning of period	307,139,474	238,466,976	1,642,427,905	1,788,047,200
End of period	$452,159,617	$307,139,474	$1,791,972,893	$1,642,427,905

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman Integrated Large Cap Fund ("Integrated Large Cap"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth") and Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares and fourteen offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, warrants, rights, convertible preferred stocks, master limited partnerships and limited partnerships, and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Publicly traded securities acquired via a private investment in public equity ("PIPE") transaction are typically valued at a discount to the market price of an issuer's common stock. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security (Level 2 Inputs).

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

Investments in non-exchange traded investment companies with readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2021, were $1,539, $1,229, $182,896, $43,431, $2,227,423, $164,928, $1,390, $478,718,

$320, $325,231, $7,504 and $41,254, for Emerging Markets Equity, Equity Income, Genesis, Guardian, International Equity, International Select, Intrinsic Value, Large Cap Value, Mid Cap Growth, Multi-Cap Opportunities, Small Cap Growth and Sustainable Equity, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2021, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at February 28, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$36,845,307	$19,458,164	$501,683	$18,956,481
Emerging Markets Equity	999,199,072	434,466,200	29,951,621	404,514,579
Equity Income	1,000,643,470	303,895,295	16,033,350	287,861,945
Focus	614,179,929	218,078,152	4,625,781	213,452,371
Genesis	5,412,183,757	7,077,864,856	32,543,030	7,045,321,826
Global Real Estate	2,923,503	199,698	113,635	86,063
Greater China Equity	46,207,071	13,988,258	1,540,924	12,447,334
Guardian	1,062,081,754	660,888,563	12,590,464	648,298,099
Integrated Large Cap	2,882,476	851,838	39,267	812,571
International Equity	1,409,943,900	369,347,618	15,235,033	354,112,585
International Select	116,517,966	35,121,837	1,266,282	33,855,555
International Small Cap	1,869,508	638,079	94,208	543,871
Intrinsic Value	613,379,474	400,488,316	33,736,296	366,752,020
Large Cap Value	2,478,314,187	798,796,396	40,757,010	758,039,386
Mid Cap Growth	1,122,636,663	853,040,208	4,024,595	849,015,613
Mid Cap Intrinsic Value	39,144,212	18,128,223	3,110,906	15,017,317
Multi-Cap Opportunities	261,485,529	275,046,746	600,570	274,446,176
Real Estate	706,174,471	79,729,870	10,096,032	69,633,838
Small Cap Growth	345,229,376	117,551,591	6,975,908	110,575,683
Sustainable Equity	1,029,383,517	767,220,523	5,160,060	762,060,463

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2020, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustment, net operating losses written off, and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2020, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$—	$—
Emerging Markets Equity	—	—
Equity Income	12,563	(12,563)
Focus	2,045,068	(2,045,068)
Genesis	56,634,866	(56,634,866)
Global Real Estate	—	—
Greater China Equity	—	—
Guardian	4,769,370	(4,769,370)
Integrated Large Cap	—	—
International Equity	21,574,303	(21,574,303)
International Select	(191,492)	191,492
International Small Cap	1	(1)
Intrinsic Value	2,278,244	(2,278,244)
Large Cap Value	11,321	(11,321)
Mid Cap Growth	5,798,998	(5,798,998)
Mid Cap Intrinsic Value	—	—
Multi-Cap Opportunities	77,931,689	(77,931,689)
Real Estate	3,029,451	(3,029,451)
Small Cap Growth	764,001	(764,001)
Sustainable Equity	16,321,141	(16,321,141)

The tax character of distributions paid during the years ended August 31, 2020, and August 31, 2019, was as follows:

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2020	2019	2020	2019	2020	2019	2020	2019
Dividend Growth	$826,386	$878,382	$—	$1,990,913	$—	$—	$826,386	$2,869,295
Emerging Markets Equity	25,945,704	12,080,438	—	—	—	—	25,945,704	12,080,438
Equity Income	33,695,072	33,714,658	47,073,540	65,245,087	—	—	80,768,612	98,959,745
Focus	12,478,831	18,916,856	70,064,650	33,501,189	—	—	82,543,481	52,418,045
Genesis	19,901,125	20,419,535	579,781,590	983,608,714	—	—	599,682,715	1,004,028,249
Global Real Estate	106,937	73,452	70,357	33,173	7,971	—	185,265	106,625
Greater China Equity	453,603	11,364,203	—	13,298,695	—	—	453,603	24,662,898
Guardian	33,517,939	29,808,349	45,965,679	80,355,254	—	—	79,483,618	110,163,603
Integrated Large Cap	70,376	75,450	745,427	232,764	—	—	815,803	308,214

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2020	2019	2020	2019	2020	2019	2020	2019
International Equity	$23,260,718	$18,471,465	$29,859,700	$4,719,319	$—	$—	$53,120,418	$23,190,784
International Select	3,198,388	1,242,508	2,566,009	1,682,857	—	—	5,764,397	2,925,365
International Small Cap	50,905	15,182	—	96,500	—	—	50,905	111,682
Intrinsic Value	2,242,126	11,727,225	16,091,836	59,749,691	—	—	18,333,962	71,476,916
Large Cap Value	36,925,536	48,424,781	40,587,809	122,735,314	—	—	77,513,345	171,160,095
Mid Cap Growth	—	20,803,058	75,435,021	105,305,351	—	—	75,435,021	126,108,409
Mid Cap Intrinsic Value	1,008,381	3,594,717	—	4,572,879	—	—	1,008,381	8,167,596
Multi-Cap Opportunities	10,073,130	11,530,044	205,557,499	146,099,376	—	—	215,630,629	157,629,420
Real Estate	8,647,648	6,014,323	19,424,543	22,198,825	—	—	28,072,191	28,213,148
Small Cap Growth	7,190,578	10,737,489	1,795,582	5,142,955	—	—	8,986,160	15,880,444
Sustainable Equity	12,102,329	11,102,674	146,053,918	169,089,043	—	—	158,156,247	180,191,717

As of August 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$767,270	$—	$12,687,486	$(2,477,485)	$—	$10,977,271
Emerging Markets Equity	3,925,622	—	210,087,232	(139,605,750)	(14,792)	74,392,312
Equity Income	83,744	—	267,569,784	(31,754,566)	—	235,898,962
Focus	—	41,874,490	198,097,883	(35,054,245)	—	204,918,128
Genesis	2,993,668	310,934,489	5,462,980,985	—	—	5,776,909,142
Global Real Estate	—	—	33,514	(13,636)	(1,609)	18,269
Greater China Equity	305,286	—	4,328,444	(6,685,077)	(15,560)	(2,066,907)
Guardian	14,301,436	93,345,490	610,341,934	—	(262,502)	717,726,358
Integrated Large Cap	11,988	29,659	650,440	—	1	692,088
International Equity	11,286,579	59,230,301	247,944,052	—	1	318,460,933
International Select	—	—	28,297,326	(497,552)	(5,717)	27,794,057
International Small Cap	5,532	61,052	342,661	—	—	409,245
Intrinsic Value	—	10,263,326	97,271,137	(6,122,412)	(61,105)	101,350,946
Large Cap Value	21,734,362	—	168,396,183	(6,767,044)	—	183,363,501
Mid Cap Growth	—	132,297,833	562,134,379	(3,530,257)	—	690,901,955
Mid Cap Intrinsic Value	19,120	—	1,403,549	(12,880,045)	—	(11,457,376)
Multi-Cap Opportunities	1,266,994	122,676,992	325,318,031	—	(1)	449,262,016
Real Estate	—	1,779,479	56,569,472	(3,131,601)	(3)	55,217,347
Small Cap Growth	—	4,202,734	55,702,597	(1,059,454)	—	58,845,877
Sustainable Equity	10,074,295	49,826,160	620,907,542	—	—	680,807,997

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, partnership basis adjustments, loss limitation due to ownership change, contingent payment debt instrument adjustments, tax adjustments related to nontaxable distributions from corporate stock, passive foreign investment companies ("PFICs") and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2020, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Dividend Growth	$—		$2,477,485
Emerging Markets Equity	62,393,369		77,212,381
Greater China Equity	741,292	*	5,943,785	*
Mid Cap Intrinsic Value	12,083,243		796,800

*  Future utilization is limited under current tax regulation.

During the year ended August 31, 2020, Greater China Equity utilized capital loss carryforwards of $4,056,472.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2020, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Equity Income	$—	$31,754,566
Focus	305,605	34,748,640
Global Real Estate	13,412	224
International Select	—	497,552
Intrinsic Value	1,599,656	4,522,756
Large Cap Value	—	6,767,044
Mid Cap Growth	3,530,257	—
Real Estate	—	3,131,601
Small Cap Growth	1,059,454	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At February 28, 2021, Emerging Markets Equity had accrued capital gains taxes of $8,301,485, which is reflected in the Statements of Assets and Liabilities.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

For Funds that invest in real estate investment trusts ("REITs"), these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. For the year ended August 31, 2020, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

The SEC recently voted to adopt new Rule 12d1-4, which permits a Fund to exceed the limits prescribed by Section 12 of the 1940 Act in the absence of an exemptive order, if the Fund complies with the adopted framework for fund of funds arrangements. Rule 12d1-4 contains elements from the SEC's current exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. In connection with the new rule, on or about January 19, 2022, the SEC is expected to rescind the Funds' current exemptive order and Rule 12d1-2 under the 1940 Act. After this occurs, a Fund seeking to exceed the limits in Section 12 of the 1940 Act will need to rely on Rule 12d1-4.

11  Derivative instruments: Certain Funds' use of derivatives during the six months ended February 28, 2021, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 28, 2021. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Options: Equity Income used options written to generate incremental returns. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At February 28, 2021, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(2,706,975)	$(2,706,975)
Total Value—Liabilities		$(2,706,975)	$(2,706,975)

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2021, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$2,156,996	$2,156,996
Total Realized Gain/(Loss)		$2,156,996	$2,156,996
Guardian
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$2,994,887	$2,994,887
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	1,155,516	1,155,516
Total Realized Gain/(Loss)		$4,150,403	$4,150,403

Change in Appreciation/(Depreciation)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$671,585	$671,585
Total Change in Appreciation/(Depreciation)		$671,585	$671,585
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	$(2,811,392)	$(2,811,392)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	405,851	405,851
Total Change in Appreciation/(Depreciation)		$(2,405,541)	$(2,405,541)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Real Estate, Greater China Equity, Integrated Large Cap, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth and Sustainable Equity did not hold any derivative instruments during the six months ended February 28, 2021 that require additional disclosures pursuant to ASC 815.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of February 28, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
International Equity	$17,461,349
International Small Cap	14,794
Large Cap Value	87,794,318
Small Cap Growth	1,942,126

As of February 28, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
International Equity	$18,969,160	$—	$—	$—	$18,969,160
International Small Cap	16,002	—	—	—	16,002
Large Cap Value	92,371,650	—	—	—	92,371,650
Small Cap Growth	1,948,905	—	—	—	1,948,905

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. International Equity, International Small Cap, Large Cap Value and Small Cap Growth held one or more of these investments at February 28, 2021. The Funds' securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund for assets as of February 28, 2021.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
International Equity
Securities Lending	$17,461,349	$—	$17,461,349
Total	$17,461,349	$—	$17,461,349
International Small Cap
Securities Lending	$14,794	$—	$14,794
Total	$14,794	$—	$14,794

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Large Cap Value
Securities Lending	$87,794,318	$—	$87,794,318
Total	$87,794,318	$—	$87,794,318
Small Cap Growth
Securities Lending	$1,942,126	$—	$1,942,126
Total	$1,942,126	$—	$1,942,126

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
International Equity
SSB	$17,461,349	$—	$(17,461,349)	$—
Total	$17,461,349	$—	$(17,461,349)	$—
International Small Cap
SSB	$14,794	$—	$(14,794)	$—
Total	$14,794	$—	$(14,794)	$—
Large Cap Value
SSB	$87,794,318	$—	$(87,794,318)	$—
Total	$87,794,318	$—	$(87,794,318)	$—
Small Cap Growth
SSB	$1,942,126	$—	$(1,942,126)	$—
Total	$1,942,126	$—	$(1,942,126)	$—

(a)  Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b)  Net Amount represents amounts subject to loss at February 28, 2021, in the event of a counterparty failure.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  In-kind redemption: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2020, International Select realized net losses of $(191,436) on $30,830,767 of in-kind redemptions.

15  Special purpose acquisition company: A special purpose acquisition company ("SPAC") is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. SPACs may offer PIPE transactions as a way to raise capital for the merger, combination, acquisition or other similar transaction. The Funds may acquire equity securities of an issuer that are issued through a PIPE transaction either directly or through a SPAC. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities.

On February 22, 2021, Guardian entered into a subscription agreement with a SPAC, Churchill Capital Corp. IV, for Class A common stock at a purchase price of $15 per share. Effective March 8, 2021, Guardian agreed to commit $7,000,005 in capital to Churchill Capital Corp. IV, via a PIPE transaction, to be funded at closing. Since Guardian's commitment allocation was not known until after the reporting period end, this position is not represented within the financial statements. The PIPE transaction closing date is to be determined and is subject to certain closing conditions being met.

16  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

17  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Genesis:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
For Intrinsic Value and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(a) and Sustainable Equity:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For Integrated Large Cap:
0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%

(a)  NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Funds. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to these respective Funds. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived and/or Reimbursed for the Six Months Ended February 28, 2021
International Equity	0.10%	10/22/19	$833,523
Mid Cap Intrinsic Value	8.93%	1/15/21 – 1/18/21	$86,674
	0.21%	9/1/20 – 1/14/21

Accordingly, for the six months ended February 28, 2021, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.95%		Intrinsic Value	0.80%
Equity Income	0.50%		Large Cap Value	0.47%
Focus	0.52%		Mid Cap Growth	0.48%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Greater China Equity	1.10%		Multi-Cap Opportunities	0.58%
Guardian	0.48%		Small Cap Growth	0.83%
International Equity	0.78	%(a)	Sustainable Equity	0.48%
International Select	0.55%

(a)  0.68% annual effective net rate of the Fund's average daily net assets.

(b)  0.18% annual effective net rate of the Fund's average daily net assets.

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At February 28, 2021, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended August 31,
				2018	2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023	2024
Dividend Growth Institutional Class	0.69%		8/31/24	$245,104	$253,857	$233,246	$116,533
Dividend Growth Class A	1.05%		8/31/24	11,408	9,695	7,746	3,740
Dividend Growth Class C	1.80%		8/31/24	17,402	15,075	11,655	5,105
Dividend Growth Class R6	0.59	%(b)	8/31/24	158	158	191	85
Emerging Markets Equity Institutional Class	1.25%		8/31/24	28,497	—	—	—
Emerging Markets Equity Class A	1.50%		8/31/24	92,255	51,901	34,659	12,190
Emerging Markets Equity Class C	2.25%		8/31/24	12,202	9,302	6,296	2,089
Emerging Markets Equity Class R3	1.91%		8/31/24	16	245	508	—
Emerging Markets Equity Class R6	1.15	%(b)	8/31/24	—	—	—	—
Equity Income Institutional Class	0.80%		8/31/24	—	—	—	—
Equity Income Class A	1.16%		8/31/24	—	—	—	—
Equity Income Class C	1.91%		8/31/24	—	—	—	—
Equity Income Class R3	1.41%		8/31/24	—	—	—	—
Focus Trust Class	1.50%		8/31/24	—	—	—	—
Focus Advisor Class	1.50%		8/31/24	—	—	—	—
Focus Institutional Class	0.75%		8/31/24	—	—	—	—
Focus Class A	1.11%		8/31/24	312	261	272	8
Focus Class C	1.86%		8/31/24	137	193	96	40
Genesis Trust Class	1.50%		8/31/24	—	—	—	—
Genesis Advisor Class	1.50%		8/31/24	—	—	—	—
Genesis Institutional Class	0.85%		8/31/24	—	—	—	—
Genesis Class R6	0.75	%(b)	8/31/24	56,789	3,159	—	—
Global Real Estate Institutional Class	1.00%		8/31/24	220,996	227,837	205,632	103,583
Global Real Estate Class A	1.36%		8/31/24	30,605	27,482	26,471	14,395

				Expenses Reimbursed in Year Ended August 31,
				2018	2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023	2024
Global Real Estate Class C	2.11%		8/31/24	$28,315	$26,045	$22,306	$12,808
Greater China Equity Institutional Class	1.50%		8/31/24	79,507	173,901	144,843	74,925
Greater China Equity Class A	1.86%		8/31/24	28,600	30,826	21,307	7,882
Greater China Equity Class C	2.61%		8/31/24	536	801	603	293
Guardian Trust Class	1.50%		8/31/24	—	—	—	—
Guardian Advisor Class	1.50%		8/31/24	—	—	—	—
Guardian Institutional Class	0.75%		8/31/24	—	—	—	—
Guardian Class A	1.11%		8/31/24	—	—	—	—
Guardian Class C	1.86%		8/31/24	—	—	—	—
Guardian Class R3	1.36%		8/31/24	—	66	—	—
Guardian Class R6	0.65%		8/31/24	—	—	—	—
Integrated Large Cap Institutional Class	0.40	%(b)(e)	8/31/24	259,479	286,177	253,492	120,927
Integrated Large Cap Class A	0.76	%(b)(e)	8/31/24	30,042	23,143	21,140	11,893
Integrated Large Cap Class C	1.51	%(b)(e)	8/31/24	6,624	7,214	7,187	3,284
International Equity Investor Class	1.40%		8/31/24	—	—	—	—
International Equity Trust Class	2.00%		8/31/24	—	—	—	—
International Equity Institutional Class	0.85%		8/31/24	1,186,829	877,385	342,202	289,617
International Equity Class A	1.21%		8/31/24	59,940	35,772	11,946	12,665
International Equity Class C	1.96%		8/31/24	12,453	7,523	2,115	1,859
International Equity Class R6	0.75	%(b)	8/31/24	146,965	48,635	15,901	16,067
International Select Trust Class	1.15%		8/31/24	18,565	17,860	12,734	6,559
International Select Institutional Class	0.80%		8/31/24	244,239	223,768	176,566	106,371
International Select Class A	1.16%		8/31/24	6,671	5,946	4,320	2,819
International Select Class C	1.91%		8/31/24	3,656	3,369	2,173	703
International Select Class R3	1.41%		8/31/24	6,179	5,140	3,284	1,725
International Select Class R6	0.70	%(b)	8/31/24	13,555	31,580	24,937	1,493
International Small Cap Institutional Class	1.05%		8/31/24	257,330	281,758	259,992	100,344
International Small Cap Class A	1.41%		8/31/24	16,926	9,070	6,925	11,375
International Small Cap Class C	2.16%		8/31/24	8,534	6,779	5,773	9,199
International Small Cap Class R6	0.95	%(b)	8/31/24	15,753	11,852	11,384	18,828
Intrinsic Value Institutional Class	1.00%		8/31/24	93,339	246,027	238,438	53,687
Intrinsic Value Class A	1.36%		8/31/24	8,931	15,978	11,833	3,858
Intrinsic Value Class C	2.11%		8/31/24	4,695	8,765	6,344	1,304
Intrinsic Value Class R6	0.90%		8/31/24	—	22 (d)	116	3,731
Large Cap Value Trust Class	1.50%		8/31/24	—	—	—	—

				Expenses Reimbursed in Year Ended August 31,
				2018	2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023	2024
Large Cap Value Advisor Class	1.50%		8/31/24	$—	$—	$—	$—
Large Cap Value Institutional Class	0.70%		8/31/24	—	—	—	—
Large Cap Value Class A	1.11%		8/31/24	—	—	—	—
Large Cap Value Class C	1.86%		8/31/24	—	—	—	—
Large Cap Value Class R3	1.36%		8/31/24	—	—	—	—
Large Cap Value Class R6	0.60%		8/31/24	—	—	—	—
Mid Cap Growth Trust Class	1.50%		8/31/24	—	—	—	—
Mid Cap Growth Advisor Class	1.50%		8/31/24	—	—	—	—
Mid Cap Growth Institutional Class	0.75%		8/31/24	—	—	—	—
Mid Cap Growth Class A	1.11%		8/31/24	—	—	—	—
Mid Cap Growth Class C	1.86%		8/31/24	—	—	—	—
Mid Cap Growth Class R3	1.36%		8/31/24	—	—	—	—
Mid Cap Growth Class R6	0.65	%(b)	8/31/24	—	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50	%(e)	8/31/24	—	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25	%(e)	8/31/24	9,030	5,026	1,060	3,472
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/24	61,130	47,471	21,517	11,183
Mid Cap Intrinsic Value Class A	1.21%		8/31/24	13,941	9,892	2,553	1,586
Mid Cap Intrinsic Value Class C	1.96%		8/31/24	3,434	2,255	1,036	847
Mid Cap Intrinsic Value Class R3	1.46%		8/31/24	3,348	2,681	551	670
Mid Cap Intrinsic Value Class R6	0.75%		8/31/24	—	41 (c)	—	28
Multi-Cap Opportunities Institutional Class	1.00%		8/31/24	—	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/24	—	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/24	—	—	—	—
Real Estate Trust Class	1.50	%(e)	8/31/24	—	—	—	—
Real Estate Institutional Class	0.85%		8/31/24	355,600	367,084	466,267	346,213
Real Estate Class A	1.21%		8/31/24	145,323	122,879	119,449	54,169
Real Estate Class C	1.96%		8/31/24	33,477	25,121	21,506	8,180
Real Estate Class R3	1.46%		8/31/24	39,632	41,328	35,992	14,457
Real Estate Class R6	0.75	%(b)	8/31/24	110,981	127,316	180,533	96,803
Small Cap Growth Investor Class	1.30	%(e)	8/31/24	248,687	176,976	68,298	—
Small Cap Growth Trust Class	1.40	%(e)	8/31/24	17,589	13,037	5,823	1,224
Small Cap Growth Advisor Class	1.60	%(e)	8/31/24	8,542	6,659	2,721	61
Small Cap Growth Institutional Class	0.90%		8/31/24	81,452	153,070	299,687	183,354
Small Cap Growth Class A	1.26%		8/31/24	25,896	87,247	94,216	30,062

				Expenses Reimbursed in Year Ended August 31,
				2018	2019	2020	2021
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023	2024
Small Cap Growth Class C	2.01%		8/31/24	$14,080	$16,005	$12,391	$5,424
Small Cap Growth Class R3	1.51%		8/31/24	9,492	14,401	8,531	4,688
Small Cap Growth Class R6	0.80	%(b)	8/31/24	—	5,523 (f)	70,197	50,060
Sustainable Equity Trust Class	1.50%		8/31/24	—	—	—	—
Sustainable Equity Institutional Class	0.75%		8/31/24	—	—	—	—
Sustainable Equity Class A	1.11%		8/31/24	—	—	—	—
Sustainable Equity Class C	1.86%		8/31/24	—	—	—	—
Sustainable Equity Class R3	1.36%		8/31/24	—	—	—	—
Sustainable Equity Class R6	0.65	%(b)	8/31/24	—	—	—	—

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Dividend Growth Class R6	0.62%	12/6/18
Emerging Markets Equity Class R6	1.18%	12/6/18
Genesis Class R6	0.78%	10/16/17
Integrated Large Cap Institutional Class	0.75%	9/3/19
Integrated Large Cap Class A	1.11%	9/3/19
Integrated Large Cap Class C	1.86%	9/3/19
International Equity Class R6	0.78%	12/6/18
International Select Class R6	0.73%	12/6/18
International Small Cap Class R6	0.98%	12/6/18
Mid Cap Growth Class R6	0.68%	12/6/18
Real Estate Class R6	0.78%	12/6/18
Small Cap Growth Class R6	0.83%	12/6/18
Sustainable Equity Class R6	0.68%	12/6/18

(c)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(d)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(e)  In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for Six Months Ended February 28, 2021
Integrated Large Cap Institutional Class	0.40%	9/1/19 – 9/2/19	$—
Integrated Large Cap Class A	0.76%	9/1/19 – 9/2/19	—
Integrated Large Cap Class C	1.51%	9/1/19 – 9/2/19	—
Mid Cap Intrinsic Value Investor Class	0.96%	1/19/21	16,855
Mid Cap Intrinsic Value Trust Class	1.20%	1/19/21	353
Real Estate Trust Class	1.04%	12/16/11	187,973
Small Cap Growth Investor Class	1.01%	1/19/21	54,559
Small Cap Growth Investor Class	1.18%	11/15/18 – 1/18/21
Small Cap Growth Investor Class	1.20%	9/7/18 – 11/14/18	—
Small Cap Growth Investor Class	1.21%	9/1/18 – 9/6/18	—
Small Cap Growth Trust Class	1.25%	1/19/21	3,120
Small Cap Growth Trust Class	1.29%	9/7/18 – 1/18/21
Small Cap Growth Trust Class	1.37%	9/1/18 – 9/6/18	—
Small Cap Growth Advisor Class	1.40%	1/27/21	3,244
Small Cap Growth Advisor Class	1.35%	1/19/21 – 1/26/21
Small Cap Growth Advisor Class	1.44%	9/7/18 – 1/18/21
Small Cap Growth Advisor Class	1.51%	9/1/18 – 9/6/18	—

(f)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended February 28, 2021, the following classes repaid NBIA under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to NBIA
Emerging Markets Equity Institutional Class	$203,297
Emerging Markets Equity Class R3	8
Emerging Markets Equity Class R6	7,769
Focus Institutional Class	169
Genesis Class R6	290,436
Guardian Class R3	45
Guardian Class R6	8

NBIA retains Green Court Capital Management Limited ("Green Court") as the subadviser to Greater China Equity. Green Court is responsible for making and implementing investment decisions and for the day-to-day management of the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2021, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$307	$—	$—	$—
Dividend Growth Class C	—	—	—	—
Emerging Markets Equity Class A	403	—	—	—
Emerging Markets Equity Class C	—	424	—	—
Equity Income Class A	1,870	—	—	—
Equity Income Class C	—	1,050	—	—
Focus Class A	—	—	—	—
Focus Class C	—	—	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	—	—	—
Guardian Class A	1,348	—	—	—
Guardian Class C	—	—	—	—
Integrated Large Cap Class A	—	—	—	—
Integrated Large Cap Class C	—	—	—	—
International Equity Class A	273	—	—	—
International Equity Class C	—	120	—	—
International Select Class A	8	—	—	—
International Select Class C	—	—	—	—
International Small Cap Class A	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
International Small Cap Class C	$—	$—	$—	$—
Intrinsic Value Class A	4,240	—	—	—
Intrinsic Value Class C	—	796	—	—
Large Cap Value Class A	15,344	—	—	—
Large Cap Value Class C	—	1,843	—	—
Mid Cap Growth Class A	2,837	—	—	—
Mid Cap Growth Class C	—	61	—	—
Mid Cap Intrinsic Value Class A	5	—	—	—
Mid Cap Intrinsic Value Class C	—	220	—	—
Multi-Cap Opportunities Class A	1,954	—	—	—
Multi-Cap Opportunities Class C	—	580	—	—
Real Estate Class A	10,642	—	—	—
Real Estate Class C	—	1,809	—	—
Small Cap Growth Class A	5,851	—	—	—
Small Cap Growth Class C	—	300	—	—
Sustainable Equity Class A	5,390	—	—	—
Sustainable Equity Class C	—	174	—	—

Note C—Securities Transactions:

During the six months ended February 28, 2021, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales		Purchases	Sales
Dividend Growth	$9,058,622	$15,476,750	International Select	14,538,371	30,737,364
Emerging Markets Equity	334,560,198	265,869,802	International Small Cap	281,007	242,996
Equity Income	266,781,747	332,117,729	Intrinsic Value	117,369,386	53,437,135
Focus	276,498,942	306,193,214	Large Cap Value	1,625,738,543	1,109,596,412
Genesis	894,377,360	1,379,397,649	Mid Cap Growth	362,695,654	421,364,263
Global Real Estate	1,659,731	665,530	Mid Cap Intrinsic Value	3,428,761	9,280,853
Greater China Equity	19,207,358	26,213,181	Multi-Cap Opportunities	68,408,685	295,852,881
Guardian	243,320,544	275,887,238	Real Estate	237,539,931	141,077,317
Integrated Large Cap	1,047,463	1,041,984	Small Cap Growth	265,623,523	246,950,445
International Equity	186,699,868	187,267,001	Sustainable Equity	152,839,074	280,792,707

During the six months ended February 28, 2021, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2021 and for the year ended August 31, 2020, was as follows:

	For the Six Months Ended February 28, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	210,533	46,399	(493,112)	(236,180)	265,103	58,222	(988,022)	(664,697)
Class A	2,904	949	(29,188)	(25,335)	13,274	1,090	(26,008)	(11,644)
Class C	10,482	539	(108,751)	(97,730)	3,900	435	(42,823)	(38,488)
Class R6	—	—	—	—	(864)	—	—	(864)
Emerging Markets Equity
Institutional Class	5,473,179	71,081	(4,544,850)	999,410	21,134,967	410,953	(37,001,256)	(15,455,336)
Class A	224,456	1,218	(259,225)	(33,551)	817,722	18,342	(1,652,098)	(816,034)
Class C	26,656	—	(35,073)	(8,417)	39,805	1,213	(224,200)	(183,182)
Class R3	5,404	—	(2,815)	2,589	12,600	368	(24,986)	(12,018)
Class R6	2,949,340	49,835	(232,007)	2,767,168	1,754,547	228,737	(4,123,220)	(2,139,936)
Equity Income
Institutional Class	5,061,951	764,871	(9,261,394)	(3,434,572)	11,247,353	4,674,484	(24,197,398)	(8,275,561)
Class A	1,455,852	77,506	(1,275,735)	257,623	4,083,332	528,850	(3,265,732)	1,346,450
Class C	49,467	33,593	(2,089,175)	(2,006,115)	467,370	464,608	(6,608,532)	(5,676,554)
Class R3	22,332	857	(44,026)	(20,837)	69,726	6,955	(93,448)	(16,767)
Focus
Investor Class	56,598	1,224,726	(936,707)	344,617	165,478	2,745,462	(2,537,695)	373,245
Trust Class	25,373	86,438	(146,504)	(34,693)	42,847	211,923	(424,820)	(170,050)
Advisor Class	6,047	3,607	(7,947)	1,707	7,156	7,517	(13,608)	1,065
Institutional Class	171,165	31,909	(39,593)	163,481	261,668	49,459	(168,003)	143,124
Class A	517	5,521	(5,616)	422	7,946	12,090	(17,660)	2,376
Class C	1,594	1,075	(30,930)	(28,261)	3,853	5,476	(8,836)	493
Genesis
Investor Class	1,242,923	1,017,520	(1,967,819)	292,624	1,832,620	1,556,094	(4,828,105)	(1,439,391)
Trust Class	985,860	712,249	(3,458,176)	(1,760,067)	2,436,160	1,283,899	(8,026,116)	(4,306,057)
Advisor Class	107,505	76,849	(271,888)	(87,534)	242,155	139,617	(967,347)	(585,575)
Institutional Class	4,643,040	1,696,464	(8,724,860)	(2,385,356)	13,932,495	2,583,175	(16,165,018)	350,652
Class R6	6,039,954	2,844,261	(6,248,920)	2,635,295	8,851,372	4,372,286	(14,851,484)	(1,627,826)
Global Real Estate
Institutional Class	101,767	626	(5,258)	97,135	37,033	13,877	(215,176)	(164,266)
Class A	1,329	37	(1,448)	(82)	10,866	757	(22,897)	(11,274)
Class C	—	12	(247)	(235)	2,816	521	(12,485)	(9,148)

	For the Six Months Ended February 28, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Greater China Equity
Institutional Class	23,980	20,577	(616,146)	(571,589)	1,058,154	34,993	(1,410,209)	(317,062)
Class A	—	449	(57,544)	(57,095)	—	2,902	(291,541)	(288,639)
Class C	—	—	(4,834)	(4,834)	—	—	(805)	(805)
Guardian
Investor Class	430,877	4,410,887	(2,238,391)	2,603,373	749,150	3,550,084	(5,107,798)	(808,564)
Trust Class	34,582	131,099	(184,675)	(18,994)	206,075	113,273	(982,194)	(662,846)
Advisor Class	255,005	19,508	(6,363)	268,150	2,488	531	(3,390)	(371)
Institutional Class	630,673	503,014	(732,142)	401,545	2,853,280	339,279	(1,381,225)	1,811,334
Class A	169,930	26,552	(56,604)	139,878	333,281	13,129	(306,737)	39,673
Class C	9,600	7,755	(5,460)	11,895	30,574	5,344	(36,513)	(595)
Class R3	10,299	545	(5,680)	5,164	926	356	(2,326)	(1,044)
Class R6	5,649	238	(445)	5,442	—	—	—	—
Integrated Large Cap
Institutional Class	—	5,663	(27)	5,636	114,017	110,895	(213,788)	11,124
Class A	1,925	295	(3,160)	(940)	12,230	6,905	(15,577)	3,558
Class C	—	18	(679)	(661)	—	944	(1,865)	(921)
International Equity
Investor Class	102,836	300,522	(384,353)	19,005	144,782	174,329	(1,197,372)	(878,261)
Trust Class	35,040	84,355	(191,230)	(71,835)	132,520	50,430	(550,480)	(367,530)
Institutional Class	10,001,584	3,772,010	(7,538,072)	6,235,522	58,221,663	2,153,920	(88,238,680)	(27,863,097)
Class A	483,595	28,610	(576,707)	(64,502)	1,367,720	19,729	(1,596,766)	(209,317)
Class C	53,099	17,334	(80,975)	(10,542)	52,508	9,136	(305,626)	(243,982)
Class R6	443,312	265,301	(820,978)	(112,365)	1,420,437	178,437	(2,626,329)	(1,027,455)
International Select
Trust Class	2,327	4,073	(11,680)	(5,280)	17,970	10,528	(48,830)	(20,332)
Institutional Class	354,226	136,482	(1,401,891)	(911,183)	1,498,164	312,909	(2,242,929)	(431,856)
Class A	25,279	1,643	(24,680)	2,242	81,072	5,307	(120,404)	(34,025)
Class C	65	355	(18,911)	(18,491)	7,139	1,637	(69,777)	(61,001)
Class R3	16,487	779	(61,950)	(44,684)	37,780	3,112	(68,151)	(27,259)
Class R6	7,059	1,989	(19,555)	(10,507)	332,887	86,349	(2,690,919)	(2,271,683)
International Small Cap
Institutional Class	13,701	3,706	(3,109)	14,298	23,474	3,730	(396,829)	(369,625)
Class A	2,906	50	(107)	2,849	489	8	(1,351)	(854)
Class C	—	—	—	—	—	—	(970)	(970)
Class R6	—	—	—	—	—	—	—	—

	For the Six Months Ended February 28, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Intrinsic Value
Institutional Class	7,936,751	544,222	(6,775,177)	1,705,796	12,205,423	972,976	(16,081,683)	(2,903,284)
Class A	450,032	20,943	(329,767)	141,208	808,186	37,187	(805,477)	39,896
Class C	73,556	11,208	(135,366)	(50,602)	149,914	27,667	(586,692)	(409,111)
Class R6	3,330,848	57,424	(930)	3,387,342	2,736	320	(9,629)	(6,573)
Large Cap Value
Investor Class	845,582	552,320	(1,639,097)	(241,195)	753,034	1,407,324	(4,778,325)	(2,617,967)
Trust Class	212,891	28,800	(228,864)	12,827	239,611	90,959	(850,438)	(519,868)
Advisor Class	160,365	41,187	(394,425)	(192,873)	229,784	130,998	(835,350)	(474,568)
Institutional Class	18,914,158	180,115	(1,789,076)	17,305,197	7,849,287	405,348	(7,339,563)	915,072
Class A	1,084,839	5,697	(167,517)	923,019	1,045,621	66,763	(2,057,060)	(944,676)
Class C	227,490	636	(147,492)	80,634	228,957	13,148	(400,689)	(158,584)
Class R3	9,468	242	(7,961)	1,749	1,596	798	(5,659)	(3,265)
Class R6	379,925	59,783	(51,647)	388,061	2,967,811	105,444	(76,691)	2,996,564
Mid Cap Growth
Investor Class	274,088	2,861,980	(1,419,012)	1,717,056	493,803	1,643,853	(3,360,116)	(1,222,460)
Trust Class	505,745	459,754	(561,138)	404,361	723,555	265,353	(1,209,040)	(220,132)
Advisor Class	148,175	40,919	(85,906)	103,188	165,748	27,257	(381,225)	(188,220)
Institutional Class	2,149,347	1,776,156	(2,729,318)	1,196,185	6,468,025	907,806	(5,720,566)	1,655,265
Class A	350,913	169,082	(235,530)	284,465	531,232	107,765	(750,426)	(111,429)
Class C	37,496	58,305	(75,941)	19,860	89,043	37,900	(185,161)	(58,218)
Class R3	120,182	71,975	(156,765)	35,392	353,583	189,001	(3,353,055)	(2,810,471)
Class R6	3,476,840	2,570,132	(3,893,726)	2,153,246	5,835,539	1,468,271	(7,868,223)	(564,413)
Mid Cap Intrinsic Value
Investor Class	25,557	566	(83,210)	(57,087)	88,884	17,074	(454,349)	(348,391)
Trust Class	5,605	215	(24,685)	(18,865)	12,821	3,750	(120,465)	(103,894)
Institutional Class	25,063	1,987	(188,813)	(161,763)	387,192	24,436	(1,709,930)	(1,298,302)
Class A	4,328	36	(46,111)	(41,747)	42,984	1,836	(260,443)	(215,623)
Class C	2,034	—	(11,026)	(8,992)	10,157	190	(35,262)	(24,915)
Class R3	4,451	4	(2,558)	1,897	17,504	244	(82,812)	(65,064)
Multi-Cap Opportunities
Institutional Class	1,747,927	7,333,881	(15,077,840)	(5,996,032)	8,525,872	10,775,626	(42,431,436)	(23,129,938)
Class A	330,770	501,109	(413,323)	418,556	728,136	423,817	(1,388,564)	(236,611)
Class C	76,438	362,856	(505,227)	(65,933)	254,020	361,428	(938,914)	(323,466)

	For the Six Months Ended February 28, 2021				For the Year Ended August 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Real Estate
Trust Class	640,066	93,616	(814,974)	(81,292)	1,868,407	443,651	(3,036,103)	(724,045)
Institutional Class	12,153,044	323,646	(6,037,453)	6,439,237	19,704,283	762,009	(9,617,448)	10,848,844
Class A	932,288	45,150	(1,015,792)	(38,354)	2,278,641	225,239	(2,322,448)	181,432
Class C	64,210	4,383	(162,973)	(94,380)	367,096	30,603	(431,625)	(33,926)
Class R3	193,653	11,025	(258,455)	(53,777)	417,190	62,841	(697,720)	(217,689)
Class R6	2,382,416	107,408	(1,840,898)	648,926	4,465,217	361,928	(1,943,414)	2,883,731
Small Cap Growth
Investor Class	40,928	17,073	(92,055)	(34,054)	77,344	66,584	(259,189)	(115,261)
Trust Class	3,633	1,016	(6,862)	(2,213)	3,827	4,276	(27,074)	(18,971)
Advisor Class	10,435	814	(6,768)	4,481	18,374	2,904	(23,146)	(1,868)
Institutional Class	975,196	40,703	(646,301)	369,598	2,744,506	98,448	(1,651,800)	1,191,154
Class A	99,984	5,525	(107,943)	(2,434)	275,215	29,287	(1,107,157)	(802,655)
Class C	21,365	1,216	(5,894)	16,687	42,652	4,780	(56,427)	(8,995)
Class R3	28,357	905	(14,842)	14,420	47,476	2,428	(32,629)	17,275
Class R6	568,873	11,190	(249,593)	330,470	481,674	21,721	(235,039)	268,356
Sustainable Equity
Investor Class	1,132,611	570,294	(3,183,573)	(1,480,668)	890,116	1,026,137	(3,056,489)	(1,140,236)
Trust Class	197,688	182,781	(453,753)	(73,284)	340,429	357,251	(1,929,246)	(1,231,566)
Institutional Class	2,220,819	1,064,100	(2,651,769)	633,150	3,993,402	1,727,202	(8,963,237)	(3,242,633)
Class A	274,687	130,579	(338,467)	66,799	482,477	201,298	(761,647)	(77,872)
Class C	55,392	53,746	(135,079)	(25,941)	109,252	89,153	(452,392)	(253,987)
Class R3	58,082	37,349	(284,653)	(189,222)	166,305	67,956	(382,213)	(147,952)
Class R6	2,469,224	387,490	(2,257,558)	599,156	2,941,315	513,381	(3,960,111)	(505,415)

Note E—Line of Credit:

At February 28, 2021, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 28, 2021. During the period ended February 28, 2021, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Value at August 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons		Shares Held at February 28, 2021	Value at February 28, 2021
American Software, Inc.	$—	$25,121,980	$—	$5,988,666	$—	$238,094		1,540,131	$31,110,646
AMERISAFE, Inc.	75,083,929	—	3,551,985	(9,155,603)	(108,018)	4,458,771		1,064,052	62,268,323
Atrion Corp.	73,879,022	6,701,563	1,781,068	(882,827)	197,060	410,106		125,002	78,113,750
Chase Corp.	48,619,619	8,249,406	—	5,348,048	—	426,532		577,796	62,217,073
Lindsay Corp.	46,087,216	17,501,605	1,614,343	29,514,230	380,854	325,407		573,289	91,869,562
Model N, Inc.	64,572,719	10,809,820	2,765,875	5,651,475	767,464	—	*	1,866,248	79,035,603
NetScout Systems, Inc.	103,335,627	—	6,118,062	23,414,770	(1,457,159)	—	*	4,223,075	119,175,176
Rogers Corp.	124,905,692	—	8,284,091	69,344,595	3,218,719	—	*	1,042,456	189,184,915
Vertex, Inc.	—	42,978,271	—	7,968,637	—	—	*	1,656,810	50,946,908
Sub-total for affiliates held as of 2/28/21(b)	$536,483,824	$111,362,645	$24,115,424	$137,191,991	$2,998,920	$5,858,910			$763,921,956
Fox Factory Holding Corp.	$213,126,050	$—	$17,391,310	$43,004,206	$9,570,000	$—	*	1,952,882	$248,308,946
Power Integrations, Inc.	179,997,505	—	36,857,484	71,754,230	25,058,224	675,988		2,715,316	239,952,475
Sub-total for securities no longer affiliated as of 2/28/21(c)	$393,123,555	$—	$54,248,794	$114,758,436	$34,628,224	$675,988			$488,261,421
Total	$929,607,379	$111,362,645	$78,364,218	$251,950,427	$37,627,144	$6,534,898			$1,252,183,377

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  At February 28, 2021, these securities amounted to 6.14% of net assets of Genesis.

(c)  At February 28, 2021, the issuers of these securities were no longer affiliated with Genesis.

*  Non-income producing security.

Other: At February 28, 2021, Neuberger Berman Global Allocation Fund, which is also managed by NBIA, held 0.05%, 0.00% and 0.65%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at February 28, 2021, affiliated persons owned 0.06%, 2.81%, 0.00%, 0.00%, 0.19%, 41.97%, 0.10%, 0.00%, 89.21%, 0.00%, 0.02%, 59.13%, 0.00%, 0.01%, 0.00%, 0.10%, 0.00%, 0.01% and 0.00% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Real Estate, Greater China Equity, Guardian, Integrated Large Cap, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, respectively.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
2/28/2021 (Unaudited)	$14.76	$0.07	$2.57	$2.64	$(0.22)	$—	$—	$(0.22)	$—	$17.18	18.01%*	$53.3	1.16	%**	0.70	%**	0.93	%**	17%*
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)	$—	$14.76	16.91%	$49.3	1.17%		0.69%		1.57%		39%
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)	$—	$12.81	(2.45)%	$51.3	1.20%		0.69%		1.63%		45%
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$—	$(0.33)	$—	$13.93	10.44%	$53.4	1.23%		0.69%		1.54%		43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$—	$11.11	11.10%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23%*
Class A
2/28/2021 (Unaudited)	$14.76	$0.04	$2.59	$2.63	$(0.17)	$—	$—	$(0.17)	$—	$17.22	17.89%*	$1.3	1.58	%**	1.06	%**	0.55	%**	17%*
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)	$—	$14.76	16.41%	$1.5	1.62%		1.05%		1.19%		39%
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)	$—	$12.81	(2.75)%	$1.4	1.65%		1.05%		1.28%		45%
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$—	$(0.29)	$—	$13.93	9.98%	$1.8	1.67%		1.05%		1.14%		43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$—	$11.09	10.90%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23%*
Class C
2/28/2021 (Unaudited)	$14.65	$(0.01)	$2.56	$2.55	$(0.05)	$—	$—	$(0.05)	$—	$17.15	17.46%*	$1.2	2.26	%**	1.81	%**	(0.19	)%**	17%*
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)	$—	$14.65	15.63%	$2.5	2.28%		1.80%		0.44%		39%
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)	$—	$12.70	(3.55)%	$2.7	2.32%		1.80%		0.51%		45%
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$—	$(0.19)	$—	$13.85	9.17%	$3.3	2.34%		1.80%		0.40%		43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$—	$11.00	10.00%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23%*
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund (cont'd)
Class R6
2/28/2021 (Unaudited)	$14.77	$0.08	$2.59	$2.67	$(0.24)	$—	$—	$(0.24)	$—	$17.20	18.17%*	$0.0	1.13	%**	0.60	%**	1.03	%**	17%*
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)	$—	$14.77	16.98%	$0.0	1.18%		0.59%		1.61%		39%
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)	$—	$12.82	(2.33)%	$0.0	1.17%		0.60%		1.70%		45%
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$—	$(0.34)	$—	$13.93	10.51%	$0.0	1.19%		0.62%		1.58%		43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$—	$11.11	11.10%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23%*
Emerging Markets Equity Fund
Institutional Class
2/28/2021 (Unaudited)	$20.37	$(0.03)	$4.22	$4.19	$(0.08)	$—	$—	$(0.08)	$—	$24.48	20.62%*	$1,051.3	1.26	%**	1.26	%§**	(0.26	)%**	22%*
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)	$—	$20.37	10.59%	$854.6	1.25%		1.25	%§	1.45%		41%
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)	$—	$18.76	(1.56)%	$1,077.0	1.25%		1.25	%§	1.22%		37%
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%		1.25%		0.98%		23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%		1.25%		0.95%		25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$—	$(0.10)	$—	$16.01	15.64%	$318.9	1.43%		1.25%		0.74%		43%
Class A
2/28/2021 (Unaudited)	$20.43	$(0.06)	$4.23	$4.17	$(0.03)	$—	$—	$(0.03)	$—	$24.57	20.44%*	$37.3	1.58	%**	1.51	%**	(0.51	)%**	22%*
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)	$—	$20.43	10.28%	$31.7	1.60%		1.50%		1.27%		41%
8/31/2019[i]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)	$—	$18.82	(1.77)%	$44.6	1.62%		1.50%		0.91%		37%
8/31/2018[i]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$—	$(0.10)	$—	$19.26	(2.78)%	$47.6	1.65%		1.50%		0.49%		23%
8/31/2017[i]	$16.04	$0.13	$3.78	$3.91	$(0.05)	$—	$—	$(0.05)	$—	$19.90	24.51%	$65.1	1.73%		1.50%		0.74%		25%
8/31/2016[i]	$13.98	$0.09	$2.03	$2.12	$(0.06)	$—	$—	$(0.06)	$—	$16.04	15.31%	$23.5	1.82%		1.50%		0.60%		43%
Class C
2/28/2021 (Unaudited)	$20.40	$(0.14)	$4.22	$4.08	$—	$—	$—	$—	$—	$24.48	20.00%*	$7.1	2.32	%**	2.26	%**	(1.27	)%**	22%*
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)	$—	$20.40	9.47%	$6.1	2.33%		2.25%		0.53%		41%
8/31/2019[i]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—	$—	$18.77	(2.50)%	$9.1	2.35%		2.25%		0.18%		37%
8/31/2018[i]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$—	$(0.05)	$—	$19.25	(3.51)%	$10.9	2.37%		2.25%		(0.08)%		23%
8/31/2017[i]	$16.18	$(0.03)	$3.85	$3.82	$—	$—	$—	$—	$—	$20.00	23.57%	$7.4	2.45%		2.25%		(0.18)%		25%
8/31/2016[i]	$14.14	$(0.04)	$2.08	$2.04	$—	$—	$—	$—	$—	$16.18	14.46%	$5.2	2.51%		2.25%		(0.30)%		43%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class R3
2/28/2021 (Unaudited)	$20.45	$(0.10)	$4.23	$4.13	$—	$—	$—	$—	$—	$24.58	20.20	%*	$1.0	1.92%**	1.92	%§**	(0.92	)%**	22%*
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)	$—	$20.45	9.85%		$0.8	1.97%	1.91%		0.81%		41%
8/31/2019[i]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)	$—	$18.83	(2.19)%		$1.0	1.94%	1.91%		0.50%		37%
8/31/2018[i]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$—	$(0.07)	$—	$19.26	(3.16)%		$1.4	1.91%	1.91%		0.14%		23%
8/31/2017[i]	$16.11	$0.01	$3.84	$3.85	$(0.01)	$—	$—	$(0.01)	$—	$19.95	23.94%		$1.5	2.01%	1.91%		0.08%		25%
8/31/2016[i]	$14.05	$0.02	$2.07	$2.09	$(0.03)	$—	$—	$(0.03)	$—	$16.11	14.88%		$1.2	2.06%	1.91%		0.16%		43%
Class R6
2/28/2021 (Unaudited)	$20.38	$(0.01)	$4.21	$4.20	$(0.11)	$—	$—	$(0.11)	$—	$24.47	20.66	%*	$301.0	1.11%**	1.11	%§**	(0.10	)%**	22%*
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)	$—	$20.38	10.72%		$194.2	1.15%	1.15	%§	1.58%		41%
8/31/2019[i]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)	$—	$18.77	(1.45)%		$219.1	1.16%	1.16	%§	1.42%		37%
8/31/2018[i]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.46)%		$166.9	1.19%	1.18%		0.91%		23%
8/31/2017[i]	$16.01	$0.15	$3.80	$3.95	$(0.09)	$—	$—	$(0.09)	$—	$19.87	24.90%		$132.9	1.26%	1.18%		0.86%		25%
8/31/2016[i]	$13.95	$0.12	$2.05	$2.17	$(0.11)	$—	$—	$(0.11)	$—	$16.01	15.64%		$107.4	1.32%	1.18%		0.83%		43%
Equity Income Fund
Institutional Class
2/28/2021 (Unaudited)	$12.42	$0.13	$1.10	$1.23	$(0.13)	$—	$—	$(0.13)	$—	$13.52	10.03	%*	$1,036.5	0.71%**	0.71	%**	2.01	%**	21%*
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.42	1.53%		$994.9	0.69%	0.69%		2.35%		56%
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)	$—	$12.98	3.06%		$1,147.4	0.70%	0.70%		2.58%		37%
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$—	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%		2.52%		41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$—	$(0.75)	$0.00	$13.09	11.56	%hj	$1,208.7	0.69%	0.69%[e]		2.99%[e]		53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%		3.18%		49%
Class A
2/28/2021 (Unaudited)	$12.37	$0.11	$1.09	$1.20	$(0.11)	$—	$—	$(0.11)	$—	$13.46	9.79	%*	$170.2	1.07%**	1.07	%**	1.65	%**	21%*
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.37	1.14%		$153.1	1.06%	1.06%		1.99%		56%
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)	$—	$12.93	2.68%		$142.7	1.06%	1.06%		2.17%		37%
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$—	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%		2.16%		41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$—	$(0.70)	$0.00	$13.04	11.17	%hj	$200.3	1.05%	1.05%[e]		2.56%[e]		53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%		2.81%		49%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class C
2/28/2021 (Unaudited)	$12.28	$0.06	$1.10	$1.16	$(0.06)	$—	$—	$(0.06)	$—	$13.38	9.47	%*	$83.3	1.82%**	1.82%**	0.90%	21%*
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)	$—	$12.28	0.38%		$101.1	1.81%	1.81%	1.24%	56%
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)	$—	$12.83	1.91%		$178.5	1.81%	1.81%	1.45%	37%
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$—	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%	1.40%	41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$—	$(0.61)	$0.00	$12.95	10.34	%hj	$282.3	1.80%	1.80%[e]	1.82%[e]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$—	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%	2.07%	49%
Class R3
2/28/2021 (Unaudited)	$12.34	$0.09	$1.10	$1.19	$(0.09)	$—	$—	$(0.09)	$—	$13.44	9.72	%*	$1.4	1.34%**	1.34%**	1.38%	21%*
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)	$—	$12.34	0.82%		$1.6	1.33%	1.33%	1.71%	56%
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)	$—	$12.90	2.40%		$1.9	1.34%	1.34%	1.91%	37%
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$—	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%	41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$—	$(0.66)	$0.00	$13.01	10.88	%hj	$1.8	1.34%	1.34%[e]	2.27%[e]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$—	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
Focus Fund
Investor Class
2/28/2021 (Unaudited)	$28.76	$0.04	$3.11	$3.15	$—	$(1.60)	$—	$(1.60)	$—	$30.31	11.28	%*	$748.9	0.88%**	0.88%**	0.25%**	36%*
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)	$—	$28.76	26.17%		$700.6	0.92%	0.92%	0.14%	130%
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)	$—	$25.74	(2.35)%		$617.6	0.92%	0.92%	0.50%	20%
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$—	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%	59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$—	$(2.31)	$0.00	$27.50	16.81	%hj	$667.7	0.92%	0.91%[e]	0.28%[e]	72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$—	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%	0.63%	89%
Trust Class
2/28/2021 (Unaudited)	$28.75	$0.01	$3.11	$3.12	$—	$(1.60)	$—	$(1.60)	$—	$30.27	11.18	%*	$48.5	1.09%**	1.09%**	0.04%**	36%*
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)	$—	$28.75	25.90%		$47.0	1.10%	1.10%	(0.04)%	130%
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)	$—	$25.71	(2.52)%		$46.4	1.10%	1.10%	0.32%	20%
8/31/2018[g]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$—	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%	0.25%	59%
8/31/2017[g]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$—	$(4.19)	$0.00	$29.18	16.61	%hj	$63.0	1.10%	1.09%[e]	0.10%[e]	72%
8/31/2016[g]	$29.62	$0.12	$1.70	$1.82	$(0.29)	$(2.01)	$—	$(2.30)	$—	$29.14	6.50%		$70.4	1.11%	1.11%	0.47%	89%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Focus Fund (cont'd)
Advisor Class
2/28/2021 (Unaudited)	$28.75	$(0.02)	$3.11	$3.09	$—	$(1.60)	$—	$(1.60)	$—	$30.24	11.07	%*	$2.0	1.26%**	1.26	%**	(0.14	)%**	36%*
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)	$—	$28.75	25.70%		$1.9	1.27%	1.27%		(0.22)%		130%
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)	$—	$25.69	(2.68)%		$1.6	1.27%	1.27%		0.14%		20%
8/31/2018[g]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$—	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%		0.09%		59%
8/31/2017[g]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$—	$(13.54)	$0.00	$37.33	16.51	%hj	$3.5	1.26%	1.23%[e]		(0.04)%[e]		72%
8/31/2016[g]	$50.00	$0.17	$2.62	$2.79	$(1.05)	$(6.39)	$—	$(7.44)	$—	$45.35	6.33%		$3.9	1.26%	1.26%		0.33%		89%
Institutional Class
2/28/2021 (Unaudited)	$28.78	$0.07	$3.11	$3.18	$—	$(1.60)	$—	$(1.60)	$—	$30.36	11.38	%*	$19.8	0.75%**	0.75	%§**	0.46	%**	36%*
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)	$—	$28.78	26.32%		$14.1	0.75%	0.75%		0.26%		130%
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)	$—	$25.79	(2.15)%		$8.9	0.76%	0.75%		0.67%		20%
8/31/2018[g]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$—	$(2.24)	$—	$28.72	13.20%		$8.6	0.75%	0.75	%§	0.60%		59%
8/31/2017[g]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$—	$(2.36)	$0.00	$27.53	17.04%[j]		$7.8	0.76%	0.75%		0.44%		72%
8/31/2016[g]	$25.47	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$—	$(1.32)	$—	$25.83	6.86%		$6.8	0.76%	0.75%		0.89%		89%
Class A
2/28/2021 (Unaudited)	$28.73	$0.00	$3.12	$3.12	$—	$(1.60)	$—	$(1.60)	$—	$30.25	11.18	%*	$3.2	1.11%**	1.11	%**	0.02	%**	36%*
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)	$—	$28.73	25.90%		$3.0	1.12%	1.11%		(0.06)%		130%
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)	$—	$25.69	(2.51)%		$2.7	1.12%	1.11%		0.32%		20%
8/31/2018[g]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$—	$(4.00)	$—	$28.65	12.80%		$3.4	1.12%	1.11%		0.23%		59%
8/31/2017[g]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$—	$(4.28)	$0.00	$29.24	16.58%[j]		$3.1	1.13%	1.11%		0.07%		72%
8/31/2016[g]	$29.80	$0.13	$1.70	$1.83	$(0.31)	$(2.04)	$—	$(2.35)	$—	$29.28	6.52%		$3.2	1.15%	1.11%		0.48%		89%
Class C
2/28/2021 (Unaudited)	$28.27	$(0.13)	$3.08	$2.95	$—	$(1.60)	$—	$(1.60)	$—	$29.62	10.76	%*	$0.6	1.87%**	1.86	%**	(0.89	)%**	36%*
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)	$—	$28.27	24.96%		$1.4	1.87%	1.86%		(0.81)%		130%
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)	$—	$25.42	(3.25)%		$1.2	1.88%	1.86%		(0.43)%		20%
8/31/2018[g]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$—	$(13.80)	$—	$28.50	11.92%		$1.7	1.87%	1.86%		(0.52)%		59%
8/31/2017[g]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$—	$(14.79)	$0.00	$38.78	15.76%[j]		$1.9	1.88%	1.86%		(0.67)%		72%
8/31/2016[g]	$53.44	$(0.13)	$2.84	$2.71	$(0.97)	$(7.13)	$—	$(8.10)	$—	$48.05	5.75%		$2.2	1.90%	1.86%		(0.27)%		89%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Genesis Fund
Investor Class
2/28/2021 (Unaudited)	$62.74	$(0.02)	$14.87	$14.85	$—	$(2.70)	$—	$(2.70)	$—	$74.89	24.12%*	$2,024.1	0.99%**	0.99	%**	(0.05	)%**	8%*
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)	$—	$62.74	13.48%	$1,677.3	1.01%	1.01%		0.03%		11%
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)	$—	$58.54	0.53%	$1,649.3	1.01%	1.01%		0.08%		14%
8/31/2018[f]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$—	$(8.00)	$—	$65.27	26.73%	$1,919.1	1.02%	1.02%		0.11%		13%
8/31/2017[f]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$—	$(6.37)	$—	$58.73	10.19%[h]	$1,786.0	1.02%	1.01%[e]		0.21%[e]		20%
8/31/2016[f]	$63.04	$0.16	$5.95	$6.11	$(0.26)	$(9.64)	$—	$(9.90)	$—	$59.25	11.43%	$1,752.8	1.03%	1.03%		0.28%		16%
Trust Class
2/28/2021 (Unaudited)	$62.71	$(0.05)	$14.86	$14.81	$—	$(2.70)	$—	$(2.70)	$—	$74.82	24.07%*	$1,347.3	1.09%**	1.09	%**	(0.15	)%**	8%*
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)	$—	$62.71	13.38%	$1,239.6	1.09%	1.09%		(0.06)%		11%
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)	$—	$58.54	0.43%	$1,409.3	1.10%	1.10%		(0.01)%		14%
8/31/2018[f]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$—	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%		0.03%		13%
8/31/2017[f]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$—	$(3.37)	$—	$58.73	10.11%[h]	$1,576.2	1.09%	1.08%[e]		0.13%[e]		20%
8/31/2016[f]	$56.00	$0.11	$5.67	$5.78	$(0.03)	$(5.27)	$—	$(5.30)	$—	$56.48	11.35%	$1,761.0	1.10%	1.10%		0.21%		16%
Advisor Class
2/28/2021 (Unaudited)	$62.31	$(0.14)	$14.75	$14.61	$—	$(2.70)	$—	$(2.70)	$—	$74.22	23.90%*	$149.9	1.34%**	1.34	%**	(0.41	)%**	8%*
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)	$—	$62.31	13.10%	$131.3	1.35%	1.35%		(0.31)%		11%
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)	$—	$58.32	0.18%	$157.0	1.35%	1.35%		(0.26)%		14%
8/31/2018[f]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$—	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%		(0.23)%		13%
8/31/2017[f]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$—	$(9.18)	$—	$58.77	9.81%[h]	$203.8	1.36%	1.35%[e]		(0.13)%[e]		20%
8/31/2016[f]	$70.12	$(0.05)	$6.28	$6.23	$(0.07)	$(14.18)	$—	$(14.25)	$—	$62.10	11.06%	$264.9	1.38%	1.38%		(0.07)%		16%
Institutional Class
2/28/2021 (Unaudited)	$62.66	$0.03	$14.86	$14.89	$(0.02)	$(2.70)	$—	$(2.72)	$—	$74.83	24.22%*	$3,443.4	0.84%**	0.84	%**	0.10	%**	8%*
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)	$—	$62.66	13.65%	$3,032.9	0.84%	0.84%		0.19%		11%
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)	$—	$58.48	0.69%	$2,809.8	0.85%	0.85%		0.25%		14%
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$—	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%		13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$—	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%e§	0.38%[e]		20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$—	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%		16%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Class R6
2/28/2021 (Unaudited)	$62.62	$0.06	$14.86	$14.92	$(0.08)	$(2.70)	$—	$(2.78)	$—	$74.76	24.29%*	$5,474.5	0.75%**	0.75	%§**	0.18%**	8%*
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)	$—	$62.62	13.74%	$4,420.9	0.75%	0.75	%§	0.28%	11%
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)	$—	$58.45	0.80%	$4,221.1	0.75%	0.75%		0.34%	14%
8/31/2018[f]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$—	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%	13%
8/31/2017[f]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$—	$(3.75)	$—	$58.70	10.47%[h]	$3,603.6	0.77%	0.77	%e§	0.45%[e]	20%
8/31/2016[f]	$56.48	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$—	$(5.81)	$—	$56.63	11.69%	$3,381.6	0.78%	0.78	%§	0.54%	16%
Global Real Estate Fund
Institutional Class
2/28/2021 (Unaudited)	$10.97	$0.07	$0.54	$0.61	$(0.05)	$—	$—	$(0.05)	$—	$11.53	5.63%*	$2.6	12.50%**	1.00	%**	1.31%**	30%*
8/31/2020	$11.94	$0.17	$(0.58)	$(0.41)	$(0.32)	$(0.21)	$(0.03)	$(0.56)	$—	$10.97	(3.48)%	$1.4	8.80%	1.01%		1.47%	49%
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$—	$(0.38)	$—	$11.94	14.01%	$3.4	9.11%	1.01%		1.46%	38%
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$—	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%	1.01%		1.62%	48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$—	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%	1.01%		1.67%	61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$—	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%	1.00%		1.68%	44%
Class A
2/28/2021 (Unaudited)	$10.95	$0.06	$0.53	$0.59	$(0.04)	$—	$—	$(0.04)	$—	$11.50	5.45%*	$0.2	13.56%**	1.36	%**	1.05%**	30%*
8/31/2020	$11.93	$0.12	$(0.58)	$(0.46)	$(0.28)	$(0.21)	$(0.03)	$(0.52)	$—	$10.95	(3.93)%	$0.2	9.28%	1.37%		1.10%	49%
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$—	$(0.34)	$—	$11.93	13.65%	$0.4	9.72%	1.37%		1.07%	38%
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$—	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%	1.37%		1.23%	48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$—	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%	1.37%		1.41%	61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%	1.36%		1.32%	44%
Class C
2/28/2021 (Unaudited)	$10.91	$0.01	$0.54	$0.55	$(0.02)	$—	$—	$(0.02)	$—	$11.44	5.08%*	$0.2	14.13%**	2.11	%**	0.25%**	30%*
8/31/2020	$11.89	$0.04	$(0.58)	$(0.54)	$(0.20)	$(0.21)	$(0.03)	$(0.44)	$—	$10.91	(4.65)%	$0.2	9.88%	2.12%		0.35%	49%
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$—	$(0.26)	$—	$11.89	12.75%	$0.3	10.43%	2.12%		0.32%	38%
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$—	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%	2.12%		0.53%	48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$—	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%	2.12%		0.56%	61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$—	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%	2.11%		0.56%	44%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund
Institutional Class
2/28/2021 (Unaudited)	$11.49	$(0.05)	$2.48	$2.43	$(0.07)	$—	$—	$(0.07)	$—	$13.85	21.25%*	$55.1	1.79%**	1.51	%**	(0.76	)%**	35%*
8/31/2020	$9.28	$0.06	$2.24	$2.30	$(0.09)	$—	$—	$(0.09)	$—	$11.49	24.93%	$52.3	1.81%	1.51%		0.64%		82%
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$—	$(4.65)	$—	$9.28	(1.03)%	$45.2	1.84%	1.52	%^^	0.85%		46%
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$—	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%	1.51%		0.03%		60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%	1.51	%^^	0.72%		116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$—	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%	1.51	%^^	0.44%		120%
Class A
2/28/2021 (Unaudited)	$11.41	$(0.07)	$2.46	$2.39	$(0.02)	$—	$—	$(0.02)	$—	$13.78	20.95%*	$4.4	2.25%**	1.87	%**	(1.11	)%**	35%*
8/31/2020	$9.21	$(0.00)	$2.25	$2.25	$(0.05)	$—	$—	$(0.05)	$—	$11.41	24.51%	$4.3	2.29%	1.87%		(0.04)%		82%
8/31/2019	$14.77	$0.06	$(0.97)	$(0.91)	$—	$(4.65)	$—	$(4.65)	$—	$9.21	(1.40)%	$6.1	2.32%	1.88	%^^	0.54%		46%
8/31/2018	$15.86	$(0.08)	$0.80	$0.72	$(0.17)	$(1.64)	$—	$(1.81)	$—	$14.77	4.02%	$10.2	2.01%	1.87%		(0.47)%		60%
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%	1.86	%^^	1.38%		116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$—	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%	1.87	%^^	(0.08)%		120%
Class C
2/28/2021 (Unaudited)	$10.73	$(0.10)	$2.30	$2.20	$—	$—	$—	$—	$—	$12.93	20.50%*	$0.2	2.95%**	2.62	%**	(1.81	)%**	35%*
8/31/2020	$8.68	$(0.05)	$2.10	$2.05	$—	$—	$—	$—	$—	$10.73	23.62%	$0.2	2.95%	2.62%		(0.53)%		82%
8/31/2019	$14.31	$(0.02)	$(0.96)	$(0.98)	$—	$(4.65)	$—	$(4.65)	$—	$8.68	(2.13)%	$0.2	3.07%	2.63	%^^	(0.19)%		46%
8/31/2018	$15.43	$(0.16)	$0.75	$0.59	$(0.07)	$(1.64)	$—	$(1.71)	$—	$14.31	3.26%	$0.3	2.80%	2.62%		(0.99)%		60%
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%	2.62	%^^	(1.18)%		116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$—	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%	2.62	%^^	(0.65)%		120%
Guardian Fund
Investor Class
2/28/2021 (Unaudited)	$23.38	$0.02	$1.90	$1.92	$(0.05)	$(1.74)	$—	$(1.79)	$—	$23.51	8.42%*	$1,488.4	0.83%**	0.83	%**	0.17	%**	15%*
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)	$—	$23.38	35.76%	$1,419.5	0.87%	0.87%		0.26%		49%
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)	$—	$18.30	4.03%	$1,125.5	0.89%	0.89%		0.56%		37%
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$—	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%		0.62%		41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$—	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%	0.89%[e]		0.77%[e]		37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$—	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%	0.93%		0.58%		99%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Guardian Fund (cont'd)
Trust Class
2/28/2021 (Unaudited)	$23.36	$(0.00)	$1.89	$1.89	$(0.03)	$(1.74)	$—	$(1.77)	$—	$23.48	8.32%*	$42.5	1.03%**	1.03%**	(0.03	)%**	15%*
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)	$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%		49%
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%		37%
8/31/2018[g]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$—	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%		41%
8/31/2017[g]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$—	$(3.26)	$—	$17.82	17.37%[h]	$57.8	1.07%	1.04%[e]	0.60%[e]		37%
8/31/2016[g]	$20.17	$0.07	$1.36	$1.43	$(0.15)	$(3.11)	$—	$(3.26)	$—	$18.34	8.31%	$70.6	1.08%	1.08%	0.41%		99%
Advisor Class
2/28/2021 (Unaudited)	$23.20	$0.01	$1.84	$1.85	$(0.02)	$(1.74)	$—	$(1.76)	$—	$23.29	8.19%*	$6.4	1.19%**	1.19%**	0.07	%**	15%*
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)	$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%		49%
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%		37%
8/31/2018[g]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$—	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%		41%
8/31/2017[g]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$—	$(2.41)	$—	$17.36	17.26%[h]	$0.1	1.38%	1.18%[e]	0.51%[e]		37%
8/31/2016[g]	$18.24	$0.04	$1.25	$1.29	$(0.02)	$(2.37)	$—	$(2.39)	$—	$17.14	8.03%	$0.2	1.31%	1.31%§	0.20%		99%
Institutional Class
2/28/2021 (Unaudited)	$23.41	$0.04	$1.89	$1.93	$(0.08)	$(1.74)	$—	$(1.82)	$—	$23.52	8.47%*	$159.8	0.68%**	0.68%**	0.32	%**	15%*
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)	$—	$23.41	36.03%	$149.6	0.70%	0.70%	0.43%		49%
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)	$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%		37%
8/31/2018[g]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$—	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%	0.80%		41%
8/31/2017[g]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$—	$(1.99)	$—	$17.13	17.72%[h]	$70.2	0.72%	0.71%[e]	0.94%[e]		37%
8/31/2016[g]	$17.14	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$—	$(2.01)	$—	$16.47	8.68%	$59.0	0.72%	0.72%	0.73%		99%
Class A
2/28/2021 (Unaudited)	$23.34	$(0.01)	$1.89	$1.88	$(0.03)	$(1.74)	$—	$(1.77)	$—	$23.45	8.27%*	$9.4	1.05%**	1.05%**	(0.04	)%**	15%*
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)	$—	$23.34	35.49%	$6.1	1.07%	1.07%	0.12%		49%
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%		37%
8/31/2018[g]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$—	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%	0.41%		41%
8/31/2017[g]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$—	$(3.32)	$—	$17.85	17.28%[h]	$5.6	1.10%	1.09%[e]	0.56%[e]		37%
8/31/2016[g]	$20.31	$0.05	$1.39	$1.44	$(0.15)	$(3.17)	$—	$(3.32)	$—	$18.43	8.32%	$6.6	1.07%	1.07%	0.27%		99%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Guardian Fund (cont'd)
Class C
2/28/2021 (Unaudited)	$22.98	$(0.09)	$1.86	$1.77	$—	$(1.74)	$—	$(1.74)	$—	$23.01	7.91%*	$2.6	1.80%**	1.80	%**	(0.80	)%**	15%*
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)	$—	$22.98	34.53%	$2.3	1.81%	1.81%		(0.70)%		49%
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)	$—	$18.10	3.00%	$1.8	1.84%	1.84%		(0.38)%		37%
8/31/2018[g]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$—	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%		(0.32)%		41%
8/31/2017[g]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$—	$(2.51)	$—	$17.42	16.53%[h]	$1.6	1.84%	1.84%[e]		(0.20)%[e]		37%
8/31/2016[g]	$18.64	$(0.05)	$1.27	$1.22	$—	$(2.48)	$—	$(2.48)	$—	$17.38	7.47%	$2.4	1.85%	1.85%		(0.34)%		99%
Class R3
2/28/2021 (Unaudited)	$23.22	$(0.04)	$1.88	$1.84	$(0.01)	$(1.74)	$—	$(1.75)	$—	$23.31	8.14%*	$0.3	1.36%**	1.36	%§**	(0.37	)%**	15%*
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)	$—	$23.22	35.06%	$0.2	1.36%	1.36	%§	(0.25)%		49%
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.22	3.51%	$0.1	1.40%	1.36%		0.06%		37%
8/31/2018[g]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$—	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%		0.13%		41%
8/31/2017[g]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$—	$(2.43)	$—	$17.37	17.02%[h]	$0.5	1.38%	1.36%[e]		0.28%[e]		37%
8/31/2016[g]	$18.34	$0.03	$1.27	$1.30	$(0.05)	$(2.39)	$—	$(2.44)	$—	$17.20	8.00%	$0.6	1.39%	1.36%		0.15%		99%
Class R6
2/28/2021 (Unaudited)	$23.41	$0.04	$1.90	$1.94	$(0.09)	$(1.74)	$—	$(1.83)	$—	$23.52	8.50%*	$0.2	0.62%**	0.62	%§**	0.36	%**	15%*
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)	$—	$23.41	36.09%	$0.0	0.65%	0.65	%§	0.47%		49%
3/29/2019^ to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—	$—	$18.32	9.50%*	$0.0	0.97%**	0.65	%**	0.75	%**	37%[c]
Integrated Large Cap Fund[l]
Institutional Class
2/28/2021 (Unaudited)	$7.25	$0.04	$0.50	$0.54	$(0.04)	$(0.06)	$—	$(0.10)	$—	$7.69	7.49%*	$3.3	8.16%**	0.40	%**	1.15	%**	30%*
8/31/2020	$7.71	$0.11	$1.19	$1.30	$(0.15)	$(1.61)	$—	$(1.76)	$—	$7.25	19.16%	$3.1	8.67%	0.41%		1.66%		155%
8/31/2019	$8.61	$0.06	$(0.45)	$(0.39)	$(0.07)	$(0.44)	$—	$(0.51)	$—	$7.71	(3.74)%	$3.2	7.48%	0.76%		0.78%		18%
8/31/2018	$7.56	$0.06	$1.04	$1.10	$(0.05)	$(0.00)	$—	$(0.05)	$—	$8.61	14.53%	$4.8	6.48%	0.75%		0.74%		33%
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$—	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%	0.85%		0.65%		16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%		0.64%		41%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Integrated Large Cap Fund[l] (cont'd)
Class A
2/28/2021 (Unaudited)	$7.31	$0.03	$0.49	$0.52	$(0.01)	$(0.06)	$—	$(0.07)	$—	$7.76	7.17%*	$0.3	8.68%**	0.76%**	0.79	%**	30%*
8/31/2020	$7.75	$0.09	$1.20	$1.29	$(0.12)	$(1.61)	$—	$(1.73)	$—	$7.31	18.86%	$0.3	9.15%	0.77%	1.29%		155%
8/31/2019[i]	$8.62	$0.03	$(0.45)	$(0.42)	$(0.01)	$(0.44)	$—	$(0.45)	$—	$7.75	(4.19)%	$0.3	7.96%	1.12%	0.37%		18%
8/31/2018[i]	$7.58	$0.03	$1.04	$1.07	$(0.03)	$(0.00)	$—	$(0.03)	$—	$8.62	14.17%	$0.4	6.70%	1.11%	0.41%		33%
8/31/2017[i]	$6.65	$0.01	$0.97	$0.98	$—	$(0.05)	$—	$(0.05)	$—	$7.58	14.85%	$0.3	7.74%	1.25%	0.19%		16%
8/31/2016[i]	$6.31	$0.02	$0.32	$0.34	$(0.00)	$(0.00)	$—	$(0.00)	$—	$6.65	5.46%	$0.5	9.12%	1.51%	0.31%		41%
Class C
2/28/2021 (Unaudited)	$7.25	$0.00	$0.49	$0.49	$—	$(0.06)	$—	$(0.06)	$—	$7.68	6.83%*	$0.1	9.31%**	1.52%**	0.03	%**	30%*
8/31/2020	$7.70	$0.04	$1.18	$1.22	$(0.06)	$(1.61)	$—	$(1.67)	$—	$7.25	17.87%	$0.1	9.78%	1.52%	0.55%		155%
8/31/2019[i]	$8.61	$(0.03)	$(0.44)	$(0.47)	$—	$(0.44)	$—	$(0.44)	$—	$7.70	(4.84)%	$0.1	8.64%	1.87%	(0.34)%		18%
8/31/2018[i]	$7.61	$(0.04)	$1.04	$1.00	$—	$(0.00)	$—	$—	$—	$8.61	13.22%	$0.1	7.61%	1.86%	(0.40)%		33%
8/31/2017[i]	$6.73	$(0.03)	$0.96	$0.93	$—	$(0.05)	$—	$(0.05)	$—	$7.61	13.89%	$0.1	8.34%	1.98%	(0.47)%		16%
8/31/2016[i]	$6.43	$(0.03)	$0.33	$0.30	$(0.00)	$(0.00)	$—	$(0.00)	$—	$6.73	4.66%	$0.2	9.80%	2.26%	(0.45)%		41%
International Equity Fund
Investor Class
2/28/2021 (Unaudited)	$14.04	$(0.00)	$1.41	$1.41	$(0.09)	$(0.60)	$—	$(0.69)	$—	$14.76	10.18%*	$97.8	1.17%**	1.07%**	(0.04	)%**	12%*
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)	$0.01	$14.04	15.39%[d]	$92.8	1.19%	1.08%	0.43%		45%
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)	$—	$12.47	(4.23)%	$93.3	1.22%	1.13%	0.87%		34%
8/31/2018[g]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$—	$(0.03)	$—	$13.16	4.88%	$106.7	1.20%	1.14%	0.74%		32%
8/31/2017[g]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$—	$(0.05)	$—	$12.58	15.97%[h]	$110.4	1.23%	0.73%[e]	1.34%[e]		27%
8/31/2016[g]	$10.46	$0.13	$0.36	$0.49	$(0.05)	$—	$—	$(0.05)	$—	$10.90	4.60%	$104.0	1.26%	1.08%	1.20%		30%
Trust Class
2/28/2021 (Unaudited)	$14.04	$(0.01)	$1.42	$1.41	$(0.08)	$(0.60)	$—	$(0.68)	$—	$14.77	10.19%*	$29.2	1.25%**	1.15%**	(0.11	)%**	12%*
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.04	15.41%[d]	$28.7	1.23%	1.13%	0.40%		45%
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.35)%	$30.1	1.26%	1.17%	0.80%		34%
8/31/2018[g]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$—	$(0.02)	$—	$13.16	4.84%	$40.9	1.24%	1.18%	0.71%		32%
8/31/2017[g]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$—	$(0.04)	$—	$12.57	15.92%[h]	$45.7	1.27%	0.74%[e]	1.29%[e]		27%
8/31/2016[g]	$10.43	$0.12	$0.35	$0.47	$(0.02)	$—	$—	$(0.02)	$—	$10.88	4.59%	$48.4	1.30%	1.12%	1.15%		30%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund (cont'd)
Institutional Class
2/28/2021 (Unaudited)	$14.06	$0.01	$1.42	$1.43	$(0.12)	$(0.60)	$—	$(0.72)	$—	$14.77	10.30%*	$1,477.5	0.99%**	0.85	%**	0.18	%**	12%*
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)	$0.01	$14.06	15.74%[d]	$1,319.0	0.98%	0.85%		0.71%		45%
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)	$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%		1.08%		34%
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$—	$(0.13)	$—	$13.18	5.12%	$1,772.4	0.99%	0.85%		1.03%		32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$—	$(0.15)	$—	$12.66	15.82%[h]	$1,449.0	1.02%	0.85	%e§	1.19%[e]		27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$—	$(0.14)	$—	$11.09	4.78%	$1,184.3	1.03%	0.85	%§	1.46%		30%
Class A
2/28/2021 (Unaudited)	$14.03	$(0.01)	$1.42	$1.41	$(0.08)	$(0.60)	$—	$(0.68)	$—	$14.76	10.14%*	$57.8	1.36%**	1.21	%**	(0.18	)%**	12%*
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.03	15.27%[d]	$55.8	1.34%	1.21%		0.30%		45%
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.30)%	$52.2	1.37%	1.21%		0.76%		34%
8/31/2018[g]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$—	$(0.01)	$—	$13.15	4.77%	$67.2	1.35%	1.21%		0.63%		32%
8/31/2017[g]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$—	$(0.02)	$—	$12.56	15.32%	$71.9	1.39%	1.21	%§	0.65%[e]		27%
8/31/2016[g]	$10.48	$0.11	$0.35	$0.46	$(0.03)	$—	$—	$(0.03)	$—	$10.91	4.48%	$104.9	1.40%	1.21%		1.05%		30%
Class C
2/28/2021 (Unaudited)	$13.94	$(0.07)	$1.40	$1.33	$—	$(0.60)	$—	$(0.60)	$—	$14.67	9.66%*	$7.7	2.11%**	1.96	%**	(0.93	)%**	12%*
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)	$0.01	$13.94	14.41%[d]	$7.4	2.09%	1.96%		(0.47)%		45%
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)	$—	$12.39	(5.05)%	$9.6	2.12%	1.96%		(0.02)%		34%
8/31/2018[g]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$—	$13.09	4.05%	$14.3	2.11%	1.96%		(0.06)%		32%
8/31/2017[g]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$—	$12.58	14.48%	$13.2	2.14%	1.96	%§	0.04%[e]		27%
8/31/2016[g]	$10.60	$0.04	$0.35	$0.39	$—	$—	$—	$—	$—	$10.99	3.70%	$14.7	2.16%	1.96%		0.37%		30%
Class R6
2/28/2021 (Unaudited)	$14.08	$0.02	$1.41	$1.43	$(0.14)	$(0.60)	$—	$(0.74)	$—	$14.77	10.27%*	$78.2	0.90%**	0.75	%**	0.29	%**	12%*
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)	$0.01	$14.08	15.91%[d]	$76.1	0.88%	0.75%		0.77%		45%
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)	$—	$12.49	(3.95)%	$80.4	0.92%	0.76%		1.28%		34%
8/31/2018[g]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$—	$(0.14)	$—	$13.20	5.26%	$74.3	0.92%	0.78%		1.15%		32%
8/31/2017[g]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.67	15.85%	$134.6	0.94%	0.77%		1.31%[e]		27%
8/31/2016[g]	$10.72	$0.16	$0.38	$0.54	$(0.15)	$—	$—	$(0.15)	$—	$11.11	5.02%	$46.7	0.96%	0.78%		1.49%		30%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund
Trust Class
2/28/2021 (Unaudited)	$13.91	$(0.01)	$1.41	$1.40	$(0.07)	$(0.10)	$—	$(0.17)	$—	$15.14	10.09%*	$5.7	1.40%**	1.16%**	(0.10	)%**	10%*
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%		33%
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%		32%
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$—	$(0.10)	$—	$12.97	5.17%	$8.0	1.38%	1.16%	0.74%		44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$—	$(0.12)	$—	$12.43	15.57%	$8.2	1.34%	1.18%	0.90%		27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$—	$(0.09)	$—	$10.88	3.65%	$7.8	1.39%	1.25%	1.06%		22%
Institutional Class
2/28/2021 (Unaudited)	$13.89	$0.02	$1.41	$1.43	$(0.12)	$(0.10)	$—	$(0.22)	$—	$15.10	10.31%*	$137.2	0.96%**	0.81%**	0.26	%**	10%*
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)	$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%		33%
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)	$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%		32%
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$—	$(0.14)	$—	$12.96	5.52%	$142.4	0.93%	0.81%	0.99%		44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.42	16.13%	$214.4	0.90%	0.83%	1.27%		27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$—	$(0.13)	$—	$10.86	3.94%	$211.7	0.94%	0.90%	1.51%		22%
Class A
2/28/2021 (Unaudited)	$13.80	$(0.01)	$1.40	$1.39	$(0.07)	$(0.10)	$—	$(0.17)	$—	$15.02	10.11%*	$3.5	1.33%**	1.17%**	(0.12	)%**	10%*
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.80	16.22%	$3.2	1.31%	1.16%	0.36%		33%
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%		32%
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$—	$(0.10)	$—	$12.87	5.12%	$3.9	1.31%	1.17%	0.63%		44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%	1.19%	0.87%		27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%	1.24%	1.25%		22%
Class C
2/28/2021 (Unaudited)	$13.54	$(0.06)	$1.36	$1.30	$—	$(0.10)	$—	$(0.10)	$—	$14.74	9.63%*	$0.7	2.10%**	1.92%**	(0.81	)%**	10%*
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)	$—	$13.54	15.37%	$0.9	2.06%	1.91%	(0.34)%		33%
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)	$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%		32%
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$—	$(0.01)	$—	$12.68	4.37%	$2.4	2.06%	1.92%	(0.02)%		44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%	1.94%	0.16%		27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%	2.00%	0.39%		22%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class R3
2/28/2021 (Unaudited)	$13.67	$(0.02)	$1.37	$1.35	$(0.02)	$(0.10)	$—	$(0.12)	$—	$14.90	9.89%*	$1.8	1.59	%**	1.42	%**	(0.30	)%**	10%*
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)	$—	$13.67	15.93%	$2.2	1.57%		1.41%		0.18%		33%
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)	$—	$12.10	(3.81)%	$2.3	1.60%		1.41%		0.66%		32%
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%		1.42%		0.36%		44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%		1.44%		0.70%		27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$—	$(0.07)	$—	$10.71	3.33%	$3.8	1.57%		1.51%		0.95%		22%
Class R6
2/28/2021 (Unaudited)	$13.90	$0.02	$1.41	$1.43	$(0.13)	$(0.10)	$—	$(0.23)	$—	$15.10	10.32%*	$1.9	0.87	%**	0.71	%**	0.34	%**	10%*
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)	$—	$13.90	16.77%	$1.9	0.84%		0.70%		0.28%		33%
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)	$—	$12.29	(3.11)%	$29.6	0.87%		0.71%		1.88%		32%
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%		0.74%		1.15%		44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79	%**	0.73	%**	1.70	%**	27%[c]
International Small Cap Fund
Institutional Class
2/28/2021 (Unaudited)	$13.86	$(0.02)	$2.00	$1.98	$(0.07)	$(0.44)	$—	$(0.51)	$—	$15.33	14.49%*	$1.8	14.02	%**	1.10	%**	(0.30	)%**	12%*
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)	$—	$13.86	23.84%	$1.4	5.81%		1.05	%^^	0.14%		14%
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)	$—	$11.28	(11.26)%	$5.3	6.24%		1.05%		1.00%		32%
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$—	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*
Class A
2/28/2021 (Unaudited)	$13.82	$(0.05)	$1.99	$1.94	$(0.05)	$(0.44)	$—	$(0.49)	$—	$15.27	14.22%*	$0.2	14.50	%**	1.46	%**	(0.67	)%**	12%*
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)	$—	$13.82	23.41%	$0.2	6.40%		1.42	%^^	(0.23)%		14%
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)	$—	$11.24	(11.49)%	$0.1	6.77%		1.41%		0.54%		32%
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$—	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund (cont'd)
Class C
2/28/2021 (Unaudited)	$13.55	$(0.10)	$1.95	$1.85	$—	$(0.44)	$—	$(0.44)	$—	$14.96	13.80%*	$0.1	15.14	%**	2.21	%**	(1.40	)%**	12%*
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—	$—	$13.55	22.51%	$0.1	6.93%		2.17	%^^	(0.97)%		14%
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$—	$(0.18)	$—	$11.06	(12.22)%	$0.1	7.38%		2.16%		(0.10)%		32%
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$—	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
2/28/2021 (Unaudited)	$13.88	$(0.01)	$2.00	$1.99	$(0.13)	$(0.44)	$—	$(0.57)	$—	$15.30	14.53%*	$0.3	13.92	%**	1.00	%**	(0.19	)%**	12%*
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)	$—	$13.88	24.01%	$0.3	5.71%		0.96	%^^	0.24%		14%
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)	$—	$11.29	(11.13)%	$0.2	6.16%		0.96%		1.09%		32%
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$—	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*
Intrinsic Value Fund
Institutional Class
2/28/2021 (Unaudited)	$15.13	$(0.05)	$7.33	$7.28	$—	$(0.32)	$—	$(0.32)	$—	$22.09	48.52%*	$848.2	1.02	%**	1.00	%**	(0.55	)%**	8%*
8/31/2020	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)	$—	$15.13	7.36%	$555.2	1.05%		1.00%		(0.29)%		19%
8/31/2019	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)	$—	$14.50	(10.83)%	$574.1	1.05%		1.01%		(0.20)%		22%
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$—	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%		1.00%		(0.35)%		25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$—	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$—	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%		1.00%		(0.38)%		17%
Class A
2/28/2021 (Unaudited)	$15.02	$(0.08)	$7.26	$7.18	$—	$(0.32)	$—	$(0.32)	$—	$21.88	48.21%*	$33.8	1.40	%**	1.36	%**	(0.91	)%**	8%*
8/31/2020	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)	$—	$15.02	7.04%	$21.0	1.43%		1.36%		(0.65)%		19%
8/31/2019[i]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)	$—	$14.44	(11.18)%	$19.7	1.44%		1.37%		(0.56)%		22%
8/31/2018[i]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$—	$(0.88)	$—	$18.54	20.58%	$20.0	1.41%		1.36%		(0.73)%		25%
8/31/2017[i]	$14.15	$(0.11)	$2.38	$2.27	$—	$(0.22)	$—	$(0.22)	$—	$16.20	16.20%	$18.2	1.43%		1.36%		(0.68)%		26%
8/31/2016[i]	$14.54	$(0.10)	$0.43	$0.33	$—	$(0.72)	$—	$(0.72)	$—	$14.15	2.58%	$44.5	1.48%		1.36%		(0.72)%		17%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class C
2/28/2021 (Unaudited)	$14.79	$(0.14)	$7.13	$6.99	$—	$(0.32)	$—	$(0.32)	$—	$21.46	47.67%*	$15.3	2.14%**	2.11%**	(1.66	)%**	8	%*
8/31/2020	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)	$—	$14.79	6.16%	$11.3	2.16%	2.11%	(1.38)%		19%
8/31/2019[i]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)	$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%		22%
8/31/2018[i]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$—	$(0.94)	$—	$18.54	19.65%	$24.5	2.13%	2.11%	(1.47)%		25%
8/31/2017[i]	$14.42	$(0.22)	$2.42	$2.20	$—	$(0.23)	$—	$(0.23)	$—	$16.39	15.36%	$22.4	2.15%	2.11%	(1.45)%		26%
8/31/2016[i]	$14.97	$(0.20)	$0.43	$0.23	$—	$(0.78)	$—	$(0.78)	$—	$14.42	1.85%	$25.2	2.20%	2.11%	(1.47)%		17%
Class R6
2/28/2021 (Unaudited)	$15.17	$(0.05)	$7.35	$7.30	$—	$(0.32)	$—	$(0.32)	$—	$22.15	48.53%*	$75.1	0.92%**	0.90%**	(0.50	)%**	8	%*
8/31/2020	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)	$—	$15.17	7.49%	$0.1	0.97%	0.90%	(0.17)%		19%
Period from 1/18/2019^ to 8/31/2019	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—	$—	$14.52	2.11%*	$0.2	1.00%**	0.91%**	(0.10	)%**	22	%c
Large Cap Value Fund
Investor Class
2/28/2021 (Unaudited)	$30.38	$0.24	$10.78	$11.02	$(0.49)	$(0.09)	$—	$(0.58)	$—	$40.82	36.57%*	$1,451.0	0.81%**	0.81%**	1.41	%**	56	%*
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)	$—	$30.38	3.23%	$1,087.2	0.85%	0.85%	1.99%		157%
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)	$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%		109%[k]
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$—	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%	1.46%		153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$—	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[e]	1.31%[e]		74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$—	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%	1.20%		126%
Trust Class
2/28/2021 (Unaudited)	$30.39	$0.21	$10.80	$11.01	$(0.43)	$(0.09)	$—	$(0.52)	$—	$40.88	36.47%*	$88.4	1.02%**	1.02%**	1.21	%**	56	%*
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)	$—	$30.39	3.05%	$65.4	1.03%	1.03%	1.82%		157%
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)	$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%		109%[k]
8/31/2018[f]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$—	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%	1.26%		153%
8/31/2017[f]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$—	$(1.67)	$—	$31.63	15.77%[h]	$75.0	1.05%	1.01%[e]	1.16%[e]		74%
8/31/2016[f]	$29.40	$0.28	$2.83	$3.11	$(0.44)	$(3.23)	$—	$(3.67)	$—	$28.84	12.97%	$77.6	1.07%	1.07%	1.03%		126%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Advisor Class
2/28/2021 (Unaudited)	$30.40	$0.18	$10.79	$10.97	$(0.38)	$(0.09)	$—	$(0.47)	$—	$40.90	36.31%*	$126.2	1.17%**	1.17	%**	1.06%**	56%*
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)	$—	$30.40	2.90%	$99.7	1.18%	1.18%		1.66%	157%
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)	$—	$30.60	5.90%	$114.8	1.19%	1.19%		1.58%	109%[k]
8/31/2018[f]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$—	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%		1.11%	153%
8/31/2017[f]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$—	$(2.28)	$—	$31.62	15.51%[h]	$144.1	1.20%	1.19%[e]		0.98%[e]	74%
8/31/2016[f]	$31.41	$0.24	$2.83	$3.07	$(0.61)	$(4.42)	$—	$(5.03)	$—	$29.45	12.81%	$145.9	1.22%	1.22%		0.88%	126%
Institutional Class
2/28/2021 (Unaudited)	$30.38	$0.27	$10.78	$11.05	$(0.55)	$(0.09)	$—	$(0.64)	$—	$40.79	36.68%*	$1,196.3	0.67%**	0.67	%**	1.55%**	56%*
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)	$—	$30.38	3.42%	$365.3	0.68%	0.68%		2.15%	157%
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)	$—	$30.57	6.41%	$339.6	0.69%	0.69%		2.17%	109%[k]
8/31/2018[f]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$—	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[f]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$—	$(1.12)	$—	$31.60	16.04%[h]	$80.6	0.70%	0.69	%e§	1.50%[e]	74%
8/31/2016[f]	$27.42	$0.35	$2.85	$3.20	$(0.33)	$(2.04)	$—	$(2.37)	$—	$28.25	13.38%	$56.2	0.71%	0.70%		1.38%	126%
Class A
2/28/2021 (Unaudited)	$30.39	$0.21	$10.79	$11.00	$(0.40)	$(0.09)	$—	$(0.49)	$—	$40.90	36.42%*	$69.3	1.04%**	1.04	%**	1.19%**	56%*
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)	$—	$30.39	3.03%	$23.4	1.05%	1.05%		1.73%	157%
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)	$—	$30.59	5.99%	$52.5	1.08%	1.08%		1.89%	109%[k]
8/31/2018[f]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$—	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[f]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$—	$(1.68)	$—	$31.62	15.65%[h]	$3.8	1.07%	1.07%[e]		1.11%[e]	74%
8/31/2016[f]	$29.47	$0.27	$2.83	$3.10	$(0.46)	$(3.24)	$—	$(3.70)	$—	$28.87	12.94%	$3.2	1.09%	1.09%		1.02%	126%
Class C
2/28/2021 (Unaudited)	$30.30	$0.08	$10.78	$10.86	$(0.01)	$(0.09)	$—	$(0.10)	$—	$41.06	35.88%*	$23.2	1.79%**	1.79	%**	0.44%**	56%*
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)	$—	$30.30	2.27%	$14.7	1.81%	1.81%		1.04%	157%
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)	$—	$30.61	5.24%	$19.7	1.82%	1.82%		1.08%	109%[k]
8/31/2018[f]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$—	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[f]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$—	$(2.28)	$—	$31.67	14.84%[h]	$2.3	1.81%	1.81%[e]		0.36%[e]	74%
8/31/2016[f]	$31.83	$0.07	$2.83	$2.90	$(0.37)	$(4.70)	$—	$(5.07)	$—	$29.66	12.09%	$2.1	1.83%	1.83%		0.26%	126%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class R3
2/28/2021 (Unaudited)	$30.42	$0.15	$10.81	$10.96	$(0.33)	$(0.09)	$—	$(0.42)	$—	$40.96	36.22%*	$0.9	1.32%**	1.32%**	0.89	%**	56	%*
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)	$—	$30.42	2.74%	$0.6	1.34%	1.34%§	1.51%		157%
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)	$—	$30.62	5.74%	$0.7	1.37%	1.37%§	1.42%		109%[k]
8/31/2018[f]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$—	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%	1.00%		153%
8/31/2017[f]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$—	$(2.23)	$—	$31.63	15.27%[h]	$0.2	1.43%	1.36%[e]	0.90%[e]		74%
8/31/2016[f]	$31.34	$0.21	$2.81	$3.02	$(0.55)	$(4.35)	$—	$(4.90)	$—	$29.46	12.58%	$0.1	1.54%	1.36%	0.75%		126%
Class R6
2/28/2021 (Unaudited)	$30.41	$0.28	$10.79	$11.07	$(0.58)	$(0.09)	$—	$(0.67)	$—	$40.81	36.72%*	$138.5	0.57%**	0.57%**	1.64	%**	56	%*
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)	$—	$30.41	3.54%	$91.4	0.59%	0.59%§	2.19%		157%
Period from 1/18/2019^ to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—	$—	$30.59	8.51%*	$0.3	0.67%**	0.61%**	2.39	%**	109	%ck
Mid Cap Growth Fund
Investor Class
2/28/2021 (Unaudited)	$18.45	$(0.06)	$4.78	$4.72	$—	$(1.91)	$—	$(1.91)	$—	$21.26	26.58%*	$694.3	0.83%**	0.83%**	(0.57	)%**	21	%*
8/31/2020	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)	$—	$18.45	21.95%	$570.7	0.88%	0.88%	(0.39)%		55%
8/31/2019	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)	$—	$15.96	4.84%	$513.3	0.90%	0.90%	(0.31)%		48%
8/31/2018[f]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$—	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%	(0.25)%		50%
8/31/2017[f]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$—	$(0.64)	$—	$14.61	15.80%[h]	$445.9	0.93%	0.91%[e]	(0.28)%[e]		47%
8/31/2016[f]	$14.70	$(0.04)	$(0.27)	$(0.31)	$—	$(1.15)	$—	$(1.15)	$0.01	$13.25	(1.70)%[d]	$415.1	0.95%	0.95%	(0.34)%		63%
Trust Class
2/28/2021 (Unaudited)	$18.41	$(0.07)	$4.78	$4.71	$—	$(1.91)	$—	$(1.91)	$—	$21.21	26.58%*	$107.3	0.93%**	0.93%**	(0.67	)%**	21	%*
8/31/2020	$15.94	$(0.07)	$3.39	$3.32	$—	$(0.85)	$—	$(0.85)	$—	$18.41	21.85%	$85.7	0.94%	0.94%	(0.46)%		55%
8/31/2019	$16.98	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)	$—	$15.94	4.78%	$77.7	0.95%	0.95%	(0.37)%		48%
8/31/2018[f]	$14.62	$(0.05)	$3.73	$3.68	$—	$(1.32)	$—	$(1.32)	$—	$16.98	26.65%	$77.6	0.95%	0.95%	(0.30)%		50%
8/31/2017[f]	$12.98	$(0.04)	$2.04	$2.00	$—	$(0.36)	$—	$(0.36)	$—	$14.62	15.75%[h]	$52.0	0.97%	0.97%[e]	(0.34)%[e]		47%
8/31/2016[f]	$13.91	$(0.05)	$(0.25)	$(0.30)	$—	$(0.65)	$—	$(0.65)	$0.02	$12.98	(1.77)%[d]	$66.7	0.98%	0.98%	(0.37)%		63%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Advisor Class
2/28/2021 (Unaudited)	$18.27	$(0.09)	$4.73	$4.64	$—	$(1.91)	$—	$(1.91)	$—	$21.00	26.39%*	$14.0	1.18%**	1.18	%**	(0.93	)%**	21%*
8/31/2020	$15.86	$(0.11)	$3.37	$3.26	$—	$(0.85)	$—	$(0.85)	$—	$18.27	21.57%	$10.3	1.20%	1.20%		(0.70)%		55%
8/31/2019	$16.94	$(0.09)	$0.46	$0.37	$—	$(1.45)	$—	$(1.45)	$—	$15.86	4.53%	$12.0	1.21%	1.21%		(0.62)%		48%
8/31/2018[f]	$14.62	$(0.09)	$3.73	$3.64	$—	$(1.32)	$—	$(1.32)	$—	$16.94	26.32%	$15.4	1.21%	1.21%		(0.56)%		50%
8/31/2017[f]	$13.01	$(0.08)	$2.05	$1.97	$—	$(0.36)	$—	$(0.36)	$—	$14.62	15.47%[h]	$12.4	1.23%	1.23%[e]		(0.60)%[e]		47%
8/31/2016[f]	$13.97	$(0.08)	$(0.25)	$(0.33)	$—	$(0.64)	$—	$(0.64)	$0.01	$13.01	(2.04)%[d]	$11.5	1.24%	1.24%		(0.63)%		63%
Institutional Class
2/28/2021 (Unaudited)	$18.55	$(0.04)	$4.82	$4.78	$—	$(1.91)	$—	$(1.91)	$—	$21.42	26.76%*	$426.6	0.68%**	0.68	%**	(0.42	)%**	21%*
8/31/2020	$16.02	$(0.03)	$3.41	$3.38	$—	$(0.85)	$—	$(0.85)	$—	$18.55	22.12%	$347.4	0.70%	0.70%		(0.22)%		55%
8/31/2019	$17.01	$(0.02)	$0.48	$0.46	$—	$(1.45)	$—	$(1.45)	$—	$16.02	5.09%	$273.4	0.70%	0.70%		(0.11)%		48%
8/31/2018	$14.61	$(0.01)	$3.73	$3.72	$—	$(1.32)	$—	$(1.32)	$—	$17.01	26.93%	$353.7	0.70%	0.70%		(0.05)%		50%
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$—	$(0.62)	$—	$14.61	16.03%[h]	$321.5	0.72%	0.72%[e]		(0.09)%[e]		47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$—	$(1.12)	$0.02	$13.20	(1.52)%[d]	$307.6	0.75%	0.75	%§	(0.14)%		63%
Class A
2/28/2021 (Unaudited)	$18.34	$(0.08)	$4.76	$4.68	$—	$(1.91)	$—	$(1.91)	$—	$21.11	26.51%*	$47.4	1.04%**	1.04	%**	(0.79	)%**	21%*
8/31/2020	$15.90	$(0.09)	$3.38	$3.29	$—	$(0.85)	$—	$(0.85)	$—	$18.34	21.70%	$36.0	1.06%	1.06%		(0.57)%		55%
8/31/2019	$16.96	$(0.07)	$0.46	$0.39	$—	$(1.45)	$—	$(1.45)	$—	$15.90	4.65%	$33.0	1.07%	1.07%		(0.47)%		48%
8/31/2018[f]	$14.62	$(0.07)	$3.73	$3.66	$—	$(1.32)	$—	$(1.32)	$—	$16.96	26.48%	$52.1	1.07%	1.07%		(0.42)%		50%
8/31/2017[f]	$13.00	$(0.06)	$2.04	$1.98	$—	$(0.36)	$—	$(0.36)	$—	$14.62	15.58%[h]	$54.4	1.11%	1.11	%e§	(0.49)%[e]		47%
8/31/2016[f]	$13.95	$(0.06)	$(0.25)	$(0.31)	$—	$(0.66)	$—	$(0.66)	$0.02	$13.00	(1.91)%[d]	$76.9	1.11%	1.11	%§	(0.51)%		63%
Class C
2/28/2021 (Unaudited)	$17.92	$(0.15)	$4.64	$4.49	$—	$(1.91)	$—	$(1.91)	$—	$20.50	26.06%*	$13.3	1.79%**	1.79	%**	(1.54	)%**	21%*
8/31/2020	$15.67	$(0.20)	$3.30	$3.10	$—	$(0.85)	$—	$(0.85)	$—	$17.92	20.77%	$11.3	1.81%	1.81%		(1.32)%		55%
8/31/2019	$16.85	$(0.18)	$0.45	$0.27	$—	$(1.45)	$—	$(1.45)	$—	$15.67	3.91%	$10.8	1.82%	1.82%		(1.24)%		48%
8/31/2018[f]	$14.64	$(0.19)	$3.72	$3.53	$—	$(1.32)	$—	$(1.32)	$—	$16.85	25.49%	$11.6	1.85%	1.85	%§	(1.20)%		50%
8/31/2017[f]	$13.13	$(0.17)	$2.05	$1.88	$—	$(0.37)	$—	$(0.37)	$—	$14.64	14.69%	$9.7	1.86%	1.86	%§	(1.24)%		47%
8/31/2016[f]	$14.20	$(0.16)	$(0.25)	$(0.41)	$—	$(0.67)	$—	$(0.67)	$0.01	$13.13	(2.62)%[d]	$10.9	1.88%	1.86%		(1.24)%		63%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class R3
2/28/2021 (Unaudited)	$18.19	$(0.10)	$4.71	$4.61	$—	$(1.91)	$—	$(1.91)	$—	$20.89	26.34%*	$16.5	1.30%**	1.30	%**	(1.05	)%**	21%*
8/31/2020	$15.82	$(0.12)	$3.34	$3.22	$—	$(0.85)	$—	$(0.85)	$—	$18.19	21.36%	$13.7	1.31%	1.31%		(0.77)%		55%
8/31/2019	$16.92	$(0.12)	$0.47	$0.35	$—	$(1.45)	$—	$(1.45)	$—	$15.82	4.41%	$56.4	1.33%	1.33	%§	(0.79)%		48%
8/31/2018[f]	$14.63	$(0.11)	$3.72	$3.61	$—	$(1.32)	$—	$(1.32)	$—	$16.92	26.11%	$15.6	1.36%	1.36	%§	(0.71)%		50%
8/31/2017[f]	$13.04	$(0.10)	$2.05	$1.95	$—	$(0.36)	$—	$(0.36)	$—	$14.63	15.30%	$13.2	1.36%	1.36%		(0.73)%		47%
8/31/2016[f]	$14.00	$(0.09)	$(0.24)	$(0.33)	$—	$(0.64)	$—	$(0.64)	$0.01	$13.04	(2.12)%[d]	$13.7	1.38%	1.36%		(0.74)%		63%
Class R6
2/28/2021 (Unaudited)	$18.61	$(0.03)	$4.82	$4.79	$—	$(1.91)	$—	$(1.91)	$—	$21.49	26.73%*	$651.7	0.58%**	0.58	%**	(0.32	)%**	21%*
8/31/2020	$16.05	$(0.02)	$3.43	$3.41	$—	$(0.85)	$—	$(0.85)	$—	$18.61	22.27%	$524.1	0.60%	0.60%		(0.11)%		55%
8/31/2019	$17.02	$(0.00)	$0.48	$0.48	$—	$(1.45)	$—	$(1.45)	$—	$16.05	5.20%	$461.1	0.61%	0.61%		(0.03)%		48%
8/31/2018[f]	$14.61	$0.00	$3.73	$3.73	$—	$(1.32)	$—	$(1.32)	$—	$17.02	26.99%	$433.5	0.63%	0.63%		0.02%		50%
8/31/2017[f]	$13.19	$(0.00)	$2.04	$2.04	$—	$(0.62)	$—	$(0.62)	$—	$14.61	16.13%[h]	$262.4	0.65%	0.65%[e]		(0.02)%[e]		47%
8/31/2016[f]	$14.56	$(0.00)	$(0.26)	$(0.26)	$—	$(1.12)	$—	$(1.12)	$0.01	$13.19	(1.44)%[d]	$193.7	0.66%	0.66%		(0.02)%		63%
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2021 (Unaudited)	$16.03	$0.07	$6.06	$6.13	$(0.01)	$—	$—	$(0.01)	$—	$22.15	38.24%*	$30.6	1.58%**	1.08	%**	0.73	%**	7%*
8/31/2020	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)	$—	$16.03	(16.10)%	$23.0	1.37%	1.11%		1.26%		16%
8/31/2019[i]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)	$—	$19.32	(12.97)%	$34.5	1.27%	1.17%		0.93%		56%
8/31/2018[i]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$—	$(1.55)	$—	$24.16	12.20%	$40.2	1.21%	1.17%		0.49%		36%
8/31/2017[i]	$19.75	$0.23	$3.16	$3.39	$(0.12)	$—	$—	$(0.12)	$—	$23.02	17.19%[h]	$40.3	1.25%	1.01%[e]		1.06%[e]		31%
8/31/2016[i]	$21.03	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$—	$(2.23)	$—	$19.75	5.85%	$37.9	1.30%	1.15%		0.86%		29%
Trust Class
2/28/2021 (Unaudited)	$16.02	$0.05	$6.06	$6.11	$(0.01)	$—	$—	$(0.01)	$—	$22.12	38.18%*	$6.4	1.76%**	1.25	%**	0.56	%**	7%*
8/31/2020	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)	$—	$16.02	(16.26)%	$4.9	1.53%	1.26%		1.12%		16%
8/31/2019[i]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$8.0	1.42%	1.27%		0.82%		56%
8/31/2018[i]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$—	$(1.90)	$—	$24.16	12.17%	$10.2	1.37%	1.25%		0.42%		36%
8/31/2017[i]	$20.10	$0.19	$3.19	$3.38	$(0.13)	$—	$—	$(0.13)	$—	$23.35	16.85%[h]	$10.9	1.43%	1.25	%§e	0.82%[e]		31%
8/31/2016[i]	$21.92	$0.15	$0.79	$0.94	$(0.12)	$(2.64)	$—	$(2.76)	$—	$20.10	5.80%	$10.3	1.48%	1.25%		0.77%		29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Institutional Class
2/28/2021 (Unaudited)	$16.02	$0.09	$6.06	$6.15	$(0.06)	$—	$—	$(0.06)	$—	$22.11	38.43%*	$13.8	1.40%**	0.86%**	0.95	%**	7%*
8/31/2020	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)	$—	$16.02	(15.88)%	$12.6	1.19%	0.86%	1.52%		16%
8/31/2019	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)	$—	$19.31	(12.70)%	$40.2	1.07%	0.86%	1.21%		56%
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$—	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%	0.81%		36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[e]	1.19%[e]		31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$—	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%	1.18%		29%
Class A
2/28/2021 (Unaudited)	$16.03	$0.06	$6.05	$6.11	$(0.01)	$—	$—	$(0.01)	$—	$22.13	38.14%*	$1.4	1.80%**	1.22%**	0.62	%**	7%*
8/31/2020	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)	$—	$16.03	(16.17)%	$1.7	1.54%	1.22%	1.15%		16%
8/31/2019[i]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%		56%
8/31/2018[i]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$—	$(1.88)	$—	$24.17	12.23%	$10.1	1.39%	1.21%	0.46%		36%
8/31/2017[i]	$20.08	$0.20	$3.20	$3.40	$(0.14)	$—	$—	$(0.14)	$—	$23.34	16.95%[h]	$8.6	1.43%	1.21%[e]	0.89%[e]		31%
8/31/2016[i]	$21.93	$0.16	$0.77	$0.93	$(0.14)	$(2.64)	$—	$(2.78)	$—	$20.08	5.76%	$13.3	1.49%	1.21%	0.81%		29%
Class C
2/28/2021 (Unaudited)	$16.00	$(0.01)	$6.04	$6.03	$—	$—	$—	$—	$—	$22.03	37.69%*	$0.9	2.54%**	1.97%**	(0.16	)%**	7%*
8/31/2020	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)	$—	$16.00	(16.81)%	$0.8	2.31%	1.97%	0.41%		16%
8/31/2019[i]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)	$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%		56%
8/31/2018[i]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$—	$(1.84)	$—	$24.18	11.37%	$2.4	2.14%	1.96%	(0.29)%		36%
8/31/2017[i]	$20.29	$0.04	$3.22	$3.26	$(0.08)	$—	$—	$(0.08)	$—	$23.47	16.09%[h]	$2.5	2.18%	1.96%[e]	0.15%[e]		31%
8/31/2016[i]	$22.30	$0.01	$0.78	$0.79	$(0.08)	$(2.72)	$—	$(2.80)	$—	$20.29	5.01%	$3.7	2.23%	1.96%	0.05%		29%
Class R3
2/28/2021 (Unaudited)	$16.03	$0.03	$6.06	$6.09	$(0.00)	$—	$—	$—	$—	$22.12	38.01%*	$0.8	2.06%**	1.47%**	0.33	%**	7%*
8/31/2020	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)	$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%		16%
8/31/2019[i]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)	$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%		56%
8/31/2018[i]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$—	$(1.85)	$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%		36%
8/31/2017[i]	$20.15	$0.13	$3.20	$3.33	$(0.11)	$—	$—	$(0.11)	$—	$23.37	16.62%	$1.5	1.69%	1.46%	0.63%		31%
8/31/2016[i]	$22.03	$0.11	$0.77	$0.88	$(0.11)	$(2.65)	$—	$(2.76)	$—	$20.15	5.54%	$1.4	1.75%	1.46%	0.56%		29%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class R6
2/28/2021 (Unaudited)	$16.03	$0.10	$6.05	$6.15	$(0.08)	$—	$—	$(0.08)	$—	$22.10	38.47%*	$0.0	1.39%**	0.76%**	1.04	%**	7	%*
8/31/2020	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)	$—	$16.03	(15.79)%	$0.0	1.02%	0.76%§	1.62%		16%
Period from 3/29/2019^
to 8/31/2019	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—	$—	$19.32	(5.76)%*	$0.0	1.44%**	0.78%**	1.14	%**	56	%c
Multi-Cap Opportunities Fund
Institutional Class
2/28/2021 (Unaudited)	$17.03	$0.03	$2.22	$2.25	$(0.05)	$(3.65)	$—	$(3.70)	$—	$15.58	14.43%*	$464.3	0.84%**	0.84%**	0.36	%**	11	%*
8/31/2020	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)	$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%		27%
8/31/2019	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)	$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%		36%
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$—	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%		23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$—	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[e]	0.68%[e]		23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$—	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%		18%
Class A
2/28/2021 (Unaudited)	$17.05	$0.00	$2.21	$2.21	$(0.00)	$(3.65)	$—	$(3.65)	$—	$15.61	14.18%*	$44.6	1.21%**	1.21%**	0.01	%**	11	%*
8/31/2020	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)	$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%		27%
8/31/2019[i]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)	$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%		36%
8/31/2018[i]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$—	$(1.90)	$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%		23%
8/31/2017[i]	$16.09	$0.06	$3.06	$3.12	$(0.07)	$(0.45)	$—	$(0.52)	$—	$18.69	19.85%[h]	$53.5	1.10%	1.10%[e]	0.32%[e]		23%
8/31/2016[i]	$15.31	$0.09	$1.18	$1.27	$(0.08)	$(0.41)	$—	$(0.49)	$—	$16.09	8.53%	$73.0	1.11%	1.11%	0.62%		18%
Class C
2/28/2021 (Unaudited)	$16.92	$(0.06)	$2.19	$2.13	$—	$(3.65)	$—	$(3.65)	$—	$15.40	13.76%*	$26.6	1.95%**	1.95%**	(0.75	)%**	11	%*
8/31/2020	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)	$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%		27%
8/31/2019[i]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)	$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%		36%
8/31/2018[i]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$—	$(1.94)	$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%		23%
8/31/2017[i]	$16.31	$(0.07)	$3.11	$3.04	$(0.00)	$(0.48)	$—	$(0.48)	$—	$18.87	18.95%[h]	$40.7	1.84%	1.84%[e]	(0.40)%[e]		23%
8/31/2016[i]	$15.58	$(0.02)	$1.19	$1.17	$(0.01)	$(0.43)	$—	$(0.44)	$—	$16.31	7.73%	$39.6	1.85%	1.85%	(0.11)%		18%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund
Trust Class
2/28/2021 (Unaudited)	$13.76	$0.11	$0.70	$0.81	$(0.13)	$(0.03)	$—	$(0.16)	$—	$14.41	5.99%*	$112.5	1.39%**	1.04%**	1.56%**	21%*
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)	$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%	26%
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)	$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$—	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%	47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$—	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%	45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$—	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%	49%
Institutional Class
2/28/2021 (Unaudited)	$13.81	$0.12	$0.70	$0.82	$(0.14)	$(0.03)	$—	$(0.17)	$—	$14.46	6.07%*	$453.5	1.03%**	0.85%**	1.78%**	21%*
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)	$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%	26%
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)	$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$—	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%	47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$—	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%	45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$—	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%	49%
Class A
2/28/2021 (Unaudited)	$13.76	$0.09	$0.71	$0.80	$(0.12)	$(0.03)	$—	$(0.15)	$—	$14.41	5.89%*	$63.0	1.39%**	1.21%**	1.37%**	21%*
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)	$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%	26%
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)	$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$—	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%	47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$—	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$—	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
Class C
2/28/2021 (Unaudited)	$13.79	$0.05	$0.71	$0.76	$(0.07)	$(0.03)	$—	$(0.10)	$—	$14.45	5.53%*	$8.2	2.15%**	1.96%**	0.67%**	21%*
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)	$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%	26%
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)	$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$—	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%	47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$—	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$—	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class R3
2/28/2021 (Unaudited)	$13.73	$0.08	$0.70	$0.78	$(0.10)	$(0.03)	$—	$(0.13)	$—	$14.38	5.76%*	$15.6	1.65%**	1.46%**	1.15	%**	21%*
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)	$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%		26%
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)	$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%		38%
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$—	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%		47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$—	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%		45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$—	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%		49%
Class R6
2/28/2021 (Unaudited)	$13.81	$0.14	$0.69	$0.83	$(0.15)	$(0.03)	$—	$(0.18)	$—	$14.46	6.12%*	$121.6	0.93%**	0.75%**	1.98	%**	21%*
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)	$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%		26%
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)	$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%		38%
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$—	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%		47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$—	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%		45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$—	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%		49%
Small Cap Growth Fund
Investor Class
2/28/2021 (Unaudited)	$44.81	$(0.23)	$15.78	$15.55	$—	$(0.58)	$—	$(0.58)	$—	$59.78	34.87%*	$94.7	1.27%**	1.14%**	(0.91	)%**	69%*
8/31/2020	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)	$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%		128%
8/31/2019	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)	$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%		161%
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$—	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%		217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[e]	(0.86)%[e]		215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$—	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%		164%
Trust Class
2/28/2021 (Unaudited)	$44.65	$(0.27)	$15.73	$15.46	$—	$(0.58)	$—	$(0.58)	$—	$59.53	34.80%*	$6.0	1.45%**	1.28%**	(1.05	)%**	69%*
8/31/2020	$37.75	$(0.34)	$8.78	$8.44	$—	$(1.54)	$—	$(1.54)	$—	$44.65	23.04%	$4.6	1.54%	1.29%	(0.89)%		128%
8/31/2019	$44.91	$(0.34)	$0.30	$(0.04)	$—	$(7.12)	$—	$(7.12)	$—	$37.75	3.99%	$4.6	1.70%	1.29%	(0.89)%		161%
8/31/2018[g]	$32.88	$(0.43)	$12.93	$12.50	$—	$(0.47)	$—	$(0.47)	$—	$44.91	38.45%	$4.4	1.86%	1.37%	(1.13)%		217%
8/31/2017[g]	$27.01	$(0.30)	$6.17	$5.87	$—	$—	$—	$—	$—	$32.88	21.74%	$3.9	1.88%	1.37%	(1.04)%		215%
8/31/2016[g]	$29.44	$(0.25)	$(0.75)	$(1.00)	$—	$(1.43)	$—	$(1.43)	$—	$27.01	(3.27)%	$4.4	1.93%	1.37%	(0.99)%		164%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Advisor Class
2/28/2021 (Unaudited)	$44.45	$(0.31)	$15.65	$15.34	$—	$(0.58)	$—	$(0.58)	$—	$59.21	34.68%*	$4.5	1.61%**	1.43%**	(1.20	)%**	69%*
8/31/2020	$37.64	$(0.39)	$8.74	$8.35	$—	$(1.54)	$—	$(1.54)	$—	$44.45	22.86%	$3.2	1.70%	1.44%	(1.04)%		128%
8/31/2019	$44.87	$(0.40)	$0.29	$(0.11)	$—	$(7.12)	$—	$(7.12)	$—	$37.64	3.81%	$2.8	1.87%	1.44%	(1.04)%		161%
8/31/2018[g]	$33.15	$(0.48)	$12.94	$12.46	$—	$(0.74)	$—	$(0.74)	$—	$44.87	38.26%	$2.5	2.03%	1.51%	(1.27)%		217%
8/31/2017[g]	$27.27	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$—	$33.15	21.58%[h]	$1.7	2.05%	1.51%[e]	(1.18)%[e]		215%
8/31/2016[g]	$30.63	$(0.29)	$(0.81)	$(1.10)	$—	$(2.26)	$—	$(2.26)	$—	$27.27	(3.40)%	$2.1	2.08%	1.51%	(1.13)%		164%
Institutional Class
2/28/2021 (Unaudited)	$45.21	$(0.18)	$15.95	$15.77	$—	$(0.58)	$—	$(0.58)	$—	$60.40	35.05%*	$233.5	1.09%**	0.90%**	(0.67	)%**	69%*
8/31/2020	$38.06	$(0.20)	$8.89	$8.69	$—	$(1.54)	$—	$(1.54)	$—	$45.21	23.52%	$158.1	1.18%	0.90%	(0.51)%		128%
8/31/2019	$45.06	$(0.17)	$0.29	$0.12	$—	$(7.12)	$—	$(7.12)	$—	$38.06	4.38%	$87.7	1.28%	0.90%	(0.43)%		161%
8/31/2018[g]	$32.85	$(0.25)	$12.95	$12.70	$—	$(0.49)	$—	$(0.49)	$—	$45.06	39.12%	$16.4	1.50%	0.90%	(0.66)%		217%
8/31/2017[g]	$26.86	$(0.17)	$6.16	$5.99	$—	$—	$—	$—	$—	$32.85	22.31%	$11.8	1.50%	0.90%	(0.57)%		215%
8/31/2016[g]	$29.24	$(0.14)	$(0.73)	$(0.87)	$—	$(1.51)	$—	$(1.51)	$—	$26.86	(2.82)%	$9.4	1.55%	0.90%	(0.53)%		164%
Class A
2/28/2021 (Unaudited)	$44.73	$(0.27)	$15.75	$15.48	$—	$(0.58)	$—	$(0.58)	$—	$59.63	34.78%*	$31.0	1.49%**	1.26%**	(1.03	)%**	69%*
8/31/2020	$37.80	$(0.32)	$8.79	$8.47	$—	$(1.54)	$—	$(1.54)	$—	$44.73	23.09%	$23.3	1.60%	1.26%	(0.86)%		128%
8/31/2019	$44.95	$(0.29)	$0.26	$(0.03)	$—	$(7.12)	$—	$(7.12)	$—	$37.80	4.01%	$50.1	1.65%	1.26%	(0.76)%		161%
8/31/2018[g]	$32.87	$(0.39)	$12.93	$12.54	$—	$(0.46)	$—	$(0.46)	$—	$44.95	38.60%	$5.3	1.88%	1.26%	(1.02)%		217%
8/31/2017[g]	$26.97	$(0.27)	$6.17	$5.90	$—	$—	$—	$—	$—	$32.87	21.88%	$3.3	1.90%	1.26%	(0.93)%		215%
8/31/2016[g]	$29.36	$(0.23)	$(0.74)	$(0.97)	$—	$(1.42)	$—	$(1.42)	$—	$26.97	(3.18)%	$3.5	1.95%	1.26%	(0.88)%		164%
Class C
2/28/2021 (Unaudited)	$43.73	$(0.45)	$15.37	$14.92	$—	$(0.58)	$—	$(0.58)	$—	$58.07	34.29%*	$7.1	2.21%**	2.01%**	(1.78	)%**	69%*
8/31/2020	$37.25	$(0.60)	$8.62	$8.02	$—	$(1.54)	$—	$(1.54)	$—	$43.73	22.19%	$4.6	2.30%	2.01%	(1.61)%		128%
8/31/2019	$44.72	$(0.61)	$0.26	$(0.35)	$—	$(7.12)	$—	$(7.12)	$—	$37.25	3.20%	$4.2	2.45%	2.01%	(1.60)%		161%
8/31/2018[g]	$33.24	$(0.67)	$12.92	$12.25	$—	$(0.77)	$—	$(0.77)	$—	$44.72	37.56%	$3.1	2.62%	2.01%	(1.77)%		217%
8/31/2017[g]	$27.47	$(0.50)	$6.27	$5.77	$—	$—	$—	$—	$—	$33.24	21.00%	$2.0	2.63%	2.01%	(1.68)%		215%
8/31/2016[g]	$31.11	$(0.43)	$(0.85)	$(1.28)	$—	$(2.36)	$—	$(2.36)	$—	$27.47	(3.92)%	$1.8	2.68%	2.01%	(1.63)%		164%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class R3
2/28/2021 (Unaudited)	$44.39	$(0.33)	$15.62	$15.29	$—	$(0.58)	$—	$(0.58)	$—	$59.10	34.62%*	$5.7	1.73%**	1.51%**	(1.28	)%**	69%*
8/31/2020	$37.61	$(0.42)	$8.74	$8.32	$—	$(1.54)	$—	$(1.54)	$—	$44.39	22.80%	$3.7	1.86%	1.51%	(1.11)%		128%
8/31/2019	$44.87	$(0.42)	$0.28	$(0.14)	$—	$(7.12)	$—	$(7.12)	$—	$37.61	3.73%	$2.4	2.01%	1.51%	(1.10)%		161%
8/31/2018[g]	$33.14	$(0.48)	$12.95	$12.47	$—	$(0.74)	$—	$(0.74)	$—	$44.87	38.29%	$2.2	2.17%	1.51%	(1.27)%		217%
8/31/2017[g]	$27.26	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$—	$33.14	21.58%	$1.0	2.19%	1.51%	(1.17)%		215%
8/31/2016[g]	$30.63	$(0.29)	$(0.83)	$(1.12)	$—	$(2.25)	$—	$(2.25)	$—	$27.26	(3.44)%	$1.1	2.24%	1.51%	(1.12)%		164%
Class R6
2/28/2021 (Unaudited)	$45.31	$(0.15)	$15.98	$15.83	$—	$(0.58)	$—	$(0.58)	$—	$60.56	35.11%*	$69.7	0.99%**	0.80%**	(0.56	)%**	69%*
8/31/2020	$38.10	$(0.15)	$8.90	$8.75	$—	$(1.54)	$—	$(1.54)	$—	$45.31	23.65%	$37.2	1.08%	0.80%	(0.40)%		128%
Period from 9/7/2018^ to 8/31/2019	$44.27	$0.06	$0.89	$0.95	$—	$(7.12)	$—	$(7.12)	$—	$38.10	6.35%*	$21.0	1.15%**	0.81%**	0.15	%**	161%[c]
Sustainable Equity Fund
Investor Class
2/28/2021 (Unaudited)	$39.44	$0.08	$6.64	$6.72	$(0.26)	$(2.35)	$—	$(2.61)	$—	$43.55	17.46%*	$409.9	0.86%**	0.86%**	0.41	%**	9%*
8/31/2020	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)	$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%		21%
8/31/2019	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)	$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%		20%
8/31/2018[f]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$—	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%		12%
8/31/2017[f]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$—	$(1.55)	$—	$37.56	13.54%[h]	$732.6	0.85%	0.84%[e]	0.66%[e]		26%
8/31/2016[f]	$33.29	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$—	$(2.07)	$—	$34.56	10.49%	$739.0	0.86%	0.86%	0.74%		25%
Trust Class
2/28/2021 (Unaudited)	$39.47	$0.05	$6.63	$6.68	$(0.17)	$(2.35)	$—	$(2.52)	$—	$43.63	17.35%*	$132.7	1.03%**	1.03%**	0.24	%**	9%*
8/31/2020	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)	$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%		21%
8/31/2019	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%		20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%		12%
8/31/2017[f]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$—	$(2.72)	$—	$37.58	13.41%[h]	$234.6	1.02%	1.01%[e]	0.51%[e]		26%
8/31/2016[f]	$35.91	$0.19	$3.25	$3.44	$(0.37)	$(3.24)	$—	$(3.61)	$—	$35.74	10.29%	$270.6	1.03%	1.03%	0.58%		25%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Institutional Class
2/28/2021 (Unaudited)	$39.40	$0.12	$6.62	$6.74	$(0.34)	$(2.35)	$—	$(2.69)	$—	$43.45	17.55%*	$788.4	0.68%**	0.68%**	0.60	%**	9%*
8/31/2020	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)	$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%		21%
8/31/2019	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)	$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%		20%
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$—	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%		12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$—	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[e]	0.84%[e]		26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$—	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%		25%
Class A
2/28/2021 (Unaudited)	$39.43	$0.05	$6.63	$6.68	$(0.17)	$(2.35)	$—	$(2.52)	$—	$43.59	17.34%*	$111.3	1.05%**	1.05%**	0.23	%**	9%*
8/31/2020	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)	$—	$39.43	15.94%	$98.0	1.05%	1.05%	0.41%		21%
8/31/2019	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%		20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%		12%
8/31/2017[f]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$—	$(2.75)	$—	$37.58	13.36%[h]	$118.0	1.03%	1.03%[e]	0.48%[e]		26%
8/31/2016[f]	$36.02	$0.19	$3.25	$3.44	$(0.39)	$(3.29)	$—	$(3.68)	$—	$35.78	10.27%	$131.6	1.05%	1.05%	0.56%		25%
Class C
2/28/2021 (Unaudited)	$39.07	$(0.11)	$6.57	$6.46	$—	$(2.35)	$—	$(2.35)	$—	$43.18	16.92%*	$43.5	1.80%**	1.80%**	(0.52	)%**	9%*
8/31/2020	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)	$—	$39.07	15.06%	$40.4	1.79%	1.79%	(0.34)%		21%
8/31/2019	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$—	$(3.12)	$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%		20%
8/31/2018[f]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$—	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%		12%
8/31/2017[f]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$—	$(2.59)	$—	$37.63	12.53%[h]	$56.6	1.78%	1.78%[e]	(0.27)%[e]		26%
8/31/2016[f]	$36.25	$(0.07)	$3.27	$3.20	$(0.13)	$(3.40)	$—	$(3.53)	$—	$35.92	9.44%	$53.5	1.79%	1.79%	(0.19)%		25%
Class R3
2/28/2021 (Unaudited)	$39.41	$(0.00)	$6.63	$6.63	$(0.07)	$(2.35)	$—	$(2.42)	$—	$43.62	17.21%*	$22.7	1.30%**	1.30%**	(0.02	)%**	9%*
8/31/2020	$37.10	$0.06	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)	$—	$39.41	15.63%	$28.0	1.30%	1.30%	0.16%		21%
8/31/2019	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)	$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%		20%
8/31/2018[f]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$—	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%		12%
8/31/2017[f]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$—	$(2.71)	$—	$37.59	13.04%[h]	$41.3	1.28%	1.28%[e]	0.21%[e]		26%
8/31/2016[f]	$36.13	$0.11	$3.26	$3.37	$(0.31)	$(3.33)	$—	$(3.64)	$—	$35.86	10.01%	$33.3	1.29%	1.29%	0.30%		25%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Class R6
2/28/2021 (Unaudited)	$39.41	$0.14	$6.63	$6.77	$(0.39)	$(2.35)	$—	$(2.74)	$—	$43.44	17.62%*	$283.5	0.58%**	0.58%**	0.70%**	9%*
8/31/2020	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)	$—	$39.41	16.48%	$233.6	0.58%	0.58%	0.88%	21%
8/31/2019	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)	$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%
8/31/2018[f]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$—	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%	12%
8/31/2017[f]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$—	$(1.64)	$—	$37.54	13.84%[h]	$361.3	0.59%	0.59%[e]	0.91%[e]	26%
8/31/2016[f]	$33.27	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$—	$(2.16)	$—	$34.54	10.78%	$373.4	0.60%	0.60%	0.96%	25%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds had not received refunds, plus interest, from State Street noted in (h) below for custodian out-of-pocket expenses previously paid during the year ended August 31, 2017.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2021	2020	2019	2018	2017	2016
Emerging Markets Equity Institutional Class	1.21%	1.24%	1.25%	—	—	—
Emerging Markets Equity Class R3	1.91%	—	—	—	—	—
Emerging Markets Equity Class R6	1.11%	1.11%	1.15%	—	—	—
Focus Institutional Class	0.75%	—	—	0.75%	—	—
Genesis Institutional Class	—	—	—	—	0.84%	0.85%
Genesis Class R6	0.74%	0.74%	—	—	0.77%	0.78%
Guardian Advisor Class	—	—	—	—	—	1.26%
Guardian Class R3	1.32%	1.31%	—	—	—	—
Guardian Class R6	0.61%	0.56%	—	—	—	—
International Equity Institutional Class	—	—	—	—	0.84%	0.85%
International Equity Class A	—	—	—	—	1.20%	—
International Equity Class C	—	—	—	—	1.96%	—
Large Cap Value Institutional Class	—	—	—	0.70%	0.69%	—
Large Cap Value Class R3	—	1.33%	1.33%	—	—	—
Large Cap Value Class R6	—	0.59%	—	—	—	—
Mid Cap Growth Institutional Class	—	—	—	—	—	0.73%
Mid Cap Growth Class A	—	—	—	—	1.09%	1.10%
Mid Cap Growth Class C	—	—	—	1.82%	1.86%	—
Mid Cap Growth Class R3	—	—	1.33%	1.34%	—	—
Mid Cap Intrinsic Value Trust Class	—	—	—	—	1.24%	—
Mid Cap Intrinsic Value Class R6	—	0.74%	—	—	—	—

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Greater China Equity (2019, 2017 and 2016) and International Small Cap (2020) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Greater China

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

Equity and International Select not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Greater China Equity Institutional Class	—	1.50%	—	1.50%	1.51%
Greater China Equity Class A	—	1.86%	—	1.86%	1.87%
Greater China Equity Class C	—	2.61%	—	2.61%	2.62%
International Small Cap Institutional Class	1.05%	—	—	—	—
International Small Cap Class A	1.42%	—	—	—	—
International Small Cap Class C	2.17%	—	—	—	—
International Small Cap Class R6	0.96%	—	—	—	—

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended February 28, 2021. Had the Fund classes listed below not received class action proceeds in 2021, total return based on per share NAV for the six months ended February 28, 2021 would have been:

International Equity Investor Class	10.03%
International Equity Trust Class	10.04%
International Equity Institutional Class	10.15%
International Equity Class A	9.99%
International Equity Class C	9.51%
International Equity Class R6	10.12%
International Select Trust Class	9.94%
International Select Institutional Class	10.16%
International Select Class A	9.96%
International Select Class C	9.48%
International Select Class R3	9.74%
International Select Class R6	10.17%

  Except for the Fund classes listed below, the class action proceeds received in 2019, 2018, 2017 and/or 2016, if any, had no impact on the Funds' total returns for the years ended August 31, 2020, 2019, 2018, 2017 and/or 2016. Had the Fund classes listed below not received class action proceeds in 2020, 2019, 2018, 2017 and/or 2016, total return based on per share NAV for the years ended August 31, 2020, 2019, 2018, 2017 and/or 2016 would have been:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Large Cap Value Investor Class	—	6.21%	—	—	—
Large Cap Value Trust Class	—	6.00%	—	—	—
Large Cap Value Advisor Class	—	5.86%	—	—	—
Mid Cap Intrinsic Value Class A	—	—	—	16.89%	—
Small Cap Growth Investor Class	—	3.98%	—	21.91%	(3.27)%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Year Ended August 31,
	2020	2019	2018	2017	2016
Small Cap Growth Trust Class	—	3.90%	—	21.68%	(3.40)%
Small Cap Growth Advisor Class	—	3.73%	—	21.47%	(3.50)%
Small Cap Growth Institutional Class	—	4.35%	—	22.23%	(2.99)%
Small Cap Growth Class A	—	3.98%	—	21.81%	(3.31)%
Small Cap Growth Class C	—	3.11%	—	20.94%	(4.02)%
Small Cap Growth Class R3	—	3.62%	—	21.47%	(3.54)%

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2017, for International Select and for the year ended August 31, 2019, for Guardian, Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth.

d  Had International Equity not received the voluntary contribution in 2020 and had Mid Cap Growth not received the voluntary contribution in 2016, the total return based on per share NAV for the year ended August 31, 2020 for International Equity, and for the year ended August 31, 2016 for Mid Cap Growth, would have been:

	Year Ended August 31,
	2020	2016
International Equity Investor Class	15.31%	—
International Equity Trust Class	15.33%	—
International Equity Institutional Class	15.66%	—
International Equity Class A	15.19%	—
International Equity Class C	14.33%	—
International Equity Class R6	15.83%	—
Mid Cap Growth Investor Class	—	(1.78)%
Mid Cap Growth Trust Class	—	(1.90)%
Mid Cap Growth Advisor Class	—	(2.13)%
Mid Cap Growth Institutional Class	—	(1.66)%
Mid Cap Growth Class A	—	(2.04)%
Mid Cap Growth Class C	—	(2.66)%
Mid Cap Growth Class R3	—	(2.21)%
Mid Cap Growth Class R6	—	(1.51)%

e  The custodian expenses refund noted in (h) below is non-recurring and is included in these ratios. Had certain Funds not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

f  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

h  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to those Funds certain expenses, plus interest, determined to be payable to the Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended August 31, 2017. Except for the Fund classes listed below, these amounts had no impact on the Fund's total return for the year ended August 31, 2017. Had the below Funds not received the refund, the total return based on per share NAV would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

i  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

j  Equity Income and Focus each received a voluntary contribution in 2017. These contributions had no impact the total returns for Equity Income or Focus for the year ended August 31, 2017.

k  After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Suites 4007-4008, 40/F
One Exchange Square
8 Connaught Place
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreement between Management and Green Court Capital Management Limited ("Green Court") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Greater China Equity Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and Green Court in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and for Green Court, by Management, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Green Court have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates and Green Court. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Green Court.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Green Court who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and Green Court's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided, noting that Management monitored the quality of execution provided by Green Court. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management and Green Court. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's and Green Court's largely seamless implementation of their business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management and Green Court, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and Green Court to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Green Court in response to recent market conditions, such as, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management and Green Court in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in certain of the Funds' Expense Groups and Performance Universes.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's relative underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's Expense Group. Where a Fund's management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates as well as to Green Court, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's and Green Court's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board was aware that an affiliate of Management owns a passive interest in Green Court and inquired about the extent to which this contributed to Management's profitability with respect to Greater China Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund and Green Court's level of estimated profitability on Greater China Fund, were reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. The Trustees took into account that certain

Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund's particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Dividend Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period and the third quintile for the 3-year period. The Fund was launched in 2015 and therefore does not have 5- or 10-year performance for the period ended December 31 2019. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board also met with members of the portfolio management team in December 2019 to discuss the Fund's performance. The Board noted the Fund's ranking exceeded the average of its Lipper peer category for the 7-month period ending July 31, 2020 and for the 1- and 3-year periods ending July 31, 2020.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the second quintile for the 3- and 5-year periods, and the third quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the fourth quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the Fund's portfolio manager in June 2020 to discuss the Fund's performance.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the

Fund's performance was in the fifth quintile for the 1- and 10-year periods and the fourth quintile for the 3- and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the third quintile and total expenses ranked in the second quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with members of the portfolio management team in December 2019 to discuss the Fund's performance. The Board noted the Fund's ranking was in the first quintile of its Morningstar peer category for the 7-month period ending July 31, 2020 and was in the second quintile of its Morningstar peer category for the 1-, 3- and 5-year periods ending July 31, 2020.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 10-year periods and the fourth quintile for the 3- and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile. The Board also met with the Fund's portfolio managers in March 2020 to discuss the Fund's performance. The Board noted that Management added a new portfolio manager to the Fund in September 2019. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking exceeded the average of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1- and 10-year periods ending July 31, 2020. The Board also noted the Fund's ranking exceeded the average of its Morningstar peer category for the 3- and 5-year periods ending July 31, 2020. The Board also took into account that the Fund adopted a new investment strategy and benchmark on April 15, 2020.

•  Neuberger Berman Genesis Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period, the fourth quintile for the 3- and 10-year periods, and the second quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the fourth quintile and total expenses ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. In addition, the Board met with the portfolio management team in September 2020 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking exceeded the average of its Lipper and Morningstar peer category for the 3- and 5-year periods ending July 31, 2020.

•  Neuberger Berman Global Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period and the first quintile for the 3- and 5-year periods. The Fund was launched in 2014 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile. In addition, the Board met with members of the portfolio management team in September 2020 to discuss the Fund's performance.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the

Fund's performance was in the second quintile for the 1-year period and the first quintile for the 3- and 5-year periods. The Fund was launched in 2013 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the fourth quintile and the actual management fee net of fees waived by Management ranked in the third quintile. The Board considered the relatively small spread between the Fund's total expenses and the median total expenses of its Expense Group, noting that the Fund only differed from the median by less than 1 basis point. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.

•  Neuberger Berman Guardian Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods and lower for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the third quintile and the actual management fee ranked in the fourth quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020.

•  Neuberger Berman Integrated Large Cap Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1- and 5-year periods and the fourth quintile for the 3-year period. The Fund was launched in 2011 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the first quintile and total expenses ranked in the second quintile. The Board took into account that the Fund adopted a new investment strategy and benchmark on September 3, 2019, and that the advisory fee was substantially reduced at that time. The Board noted the Fund's ranking exceeded the average of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-, 5-, and 10-year periods and the fourth quintile for the 3-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the second quintile. The Board also met with members of the portfolio management team in December 2019 to discuss the Fund's performance.

•  Neuberger Berman International Select Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the first quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. In addition, the Board met with members of the portfolio management team in December 2019 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking exceeded the average of its Lipper peer category for the 1-, 3-, 5- and 10-year periods ending July 31, 2020.

•  Neuberger Berman International Small Cap Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period and the third quintile for the 3-year period. The Fund was launched in 2016 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. The Board also met with the Fund's portfolio manager in December 2019 to discuss the Fund's performance.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 5-year periods and the first quintile for the 3-year period. The Fund was launched in 2010 and therefore does not have 10-year performance for the period ended December 31, 2019. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the fifth quintile and total expenses ranked in the fourth quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking was in the first quintile of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1-, 3- and 5-year periods ending July 31, 2020 and was in the second quintile of its Lipper and Morningstar peer category for the 10-year period ending July 31, 2020.

•  Neuberger Berman Large Cap Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1- and 10-year periods and higher for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the first quintile for the 3- and 5-year periods, and the third quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the Fund's portfolio manager in June 2020 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking was in the first quintile of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2020 and for the 1-, 3-, and 5-year periods ending July 31, 2020.

•  Neuberger Berman Mid Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the second quintile. The Board also met with the Fund's portfolio manager in March 2020 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-year period and the fourth quintile for the 3- and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance for the period ended December 31, 2019. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the first quintile and total expenses ranked in the second quintile. In addition, the Board considered Management's representations regarding the factors impacting the Fund's performance and discussed with Management the performance of the Fund and the steps it was taking with respect to the Fund's performance.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods and higher for the 10-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period and the first quintile for the 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile and the actual management fee and total expenses each ranked in the third quintile. The Board considered the relatively small spread between the Fund's contractual and actual management fees and the medians of its Expense Group, noting that the Fund only differed from the related medians by less than 1 basis point. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the Fund's portfolio manager in December 2019 to discuss the Fund's performance.

•  Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods and lower for the 10-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, and 5-year periods and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the second quintile. In addition, the Board met with the portfolio management team in September 2020 to discuss the Fund's performance.

•  Neuberger Berman Small Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 10-year periods and the first quintile for the 3- and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. The Board also met with a member of the portfolio management team in March 2020 to discuss the Fund's performance.

•  Neuberger Berman Sustainable Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3- and 5-year periods, and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the third quintile. The Board considered Management's representations regarding the factors impacting the Fund's performance and discussed with Management the performance of the Fund and the steps it was taking with respect to the Fund's performance. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Green Court could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management's and Green Court's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Website: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134 04/21

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 29, 2021

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: April 29, 2021